Filed with the Securities and Exchange Commission on October 28, 2008
                                       Securities Act of 1933 File No. 033-84762
                               Investment Company Act of 1940 File No. 811-08648
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


         Pre-Effective Amendment No. __                                      [ ]

         Post-Effective Amendment No. 46                                     [X]

                                                                  and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


         Amendment No. 49                                                    [X]


                        (Check Appropriate Box or Boxes)

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

                                 John J. Kelley
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                     (Name and Address of Agent for Service)

                                   Copies to:

                            Joseph V. Del Raso, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                WILMINGTON PRIME
                                MONEY MARKET FUND

                           WILMINGTON U.S. GOVERNMENT
                                MONEY MARKET FUND

                              WILMINGTON TAX-EXEMPT
                                MONEY MARKET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

            o     may not be able to maintain a stable $1.00 share price.

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTIONS
RISKS AND EXPENSES OF EACH FUND.           Summary .......................    1
                                           Performance Information .......    3
                                           Fees and Expenses .............    6
                                           Example .......................    6
                                           Investment Objective ..........    7
                                           Principal Investment
                                              Strategies .................    7
                                           Additional Risk Information ...    9
                                           Financial Highlights ..........   10

DETAILS ABOUT THE                      MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                         Investment Adviser ............   13
                                           Service Providers .............   14

POLICIES AND INSTRUCTIONS              SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING                   Pricing of Shares .............   15
AND CLOSING AN ACCOUNT                     Purchase of Shares ............   15
IN ANY OF THE FUNDS.                       Redemption of Shares ..........   18
                                           Frequent Purchases and
                                              Redemptions ................   21
                                           Exchange of Shares ............   21
                                           Distributions .................   22
                                           Taxes .........................   22

DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
SHARE CLASSES.                             Share Classes .................   24

                                       FOR MORE INFORMATION ..............   25

                                WILMINGTON PRIME
                               MONEY MARKET FUND

                           WILMINGTON U.S. GOVERNMENT
                               MONEY MARKET FUND

                              WILMINGTON TAX-EXEMPT
                               MONEY MARKET FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment        o     The WILMINGTON PRIME MONEY MARKET FUND and WILMINGTON
Objective               U.S. GOVERNMENT MONEY MARKET FUND each seeks high
                        current income, while preserving capital and liquidity.

                  o     The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks high
                        current interest income exempt from Federal income taxes
                        while preserving principal.
--------------------------------------------------------------------------------
Investment        o     Money market instruments
Focus
--------------------------------------------------------------------------------
Share Price       o     Each Fund will strive to maintain a stable $1.00 share
Volatility              price.
--------------------------------------------------------------------------------
Principal         o     The WILMINGTON PRIME MONEY MARKET FUND invests in money
Investment              market instruments, including bank obligations, high
Strategies              quality commercial paper and U.S. Government
                        obligations.

                  o The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                  o The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

                  o In selecting securities for a Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                  o     The WILMINGTON PRIME MONEY MARKET FUND and the
                        WILMINGTON TAX-EXEMPT MONEY MARKET FUND may each invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------
Principal Risks   The Funds are subject to the risks summarized below, which are further described under "Additional Risk Information."

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                  o The obligations in which the Funds invest are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                  o The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor Profile  o     Conservative
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       WILMINGTON PRIME MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

      Prior to June 23, 2006, Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

            PERFORMANCE YEARS                  RETURNS
            -----------------                  -------
                   1998                         5.17%
                   1999                         4.80%
                   2000                         6.11%
                   2001                         3.92%
                   2002                         1.47%
                   2003                         0.72%
                   2004                         0.82%
                   2005                         2.84%
                   2006                         4.72%
                   2007                         5.04%

               BEST QUARTER                 WORST QUARTER
           -------------------             ---------------
                   1.57%                         0.12%
           (December 31, 2000)             (June 30, 2004)

       Calendar Year-to-Date Total Return as of September 30, 2008: 2.09%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007  1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------  ------  -------  --------
Prime Money Market Fund -- Institutional Shares        5.04%   2.81%     3.54%

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

      Prior to June 23, 2006, Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

            PERFORMANCE YEARS                  RETURNS
            -----------------                  -------
                   1998                         5.07%
                   1999                         4.69%
                   2000                         5.94%
                   2001                         3.71%
                   2002                         1.26%
                   2003                         0.64%
                   2004                         0.81%
                   2005                         2.65%
                   2006                         4.55%
                   2007                         4.77%

               BEST QUARTER                 WORST QUARTER
           -------------------             ---------------
                   1.54%                         0.13%
           (December 31, 2000)             (June 30, 2004)

       Calendar Year-to-Date Total Return as of September 30, 2008: 1.76%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007  1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------  ------  -------  --------
U.S. Government Money Market Fund --
   Institutional Shares                               4.77%    2.67%     3.39%

                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

      Prior to June 23, 2006, Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

            PERFORMANCE YEARS                  RETURNS
            -----------------                  -------
                   1998                         2.98%
                   1999                         2.76%
                   2000                         3.65%
                   2001                         2.30%
                   2002                         0.90%
                   2003                         0.49%
                   2004                         0.58%
                   2005                         1.82%
                   2006                         2.91%
                   2007                         3.15%

               BEST QUARTER                 WORST QUARTER
           -------------------           --------------------
                   0.96%                         0.09%
           (December 31, 2000)           (September 30, 2003)

       Calendar Year-to-Date Total Return as of September 30, 2008: 1.20%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007  1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------  ------  -------  --------
Tax-Exempt Money Market Fund --
   Institutional Shares                                3.15%   1.78%     2.15%

You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                    PRIME      U.S. GOVERNMENT    TAX-EXEMPT
                                    MONEY           MONEY           MONEY
                                 MARKET FUND     MARKET FUND     MARKET FUND
                                 -----------   ---------------   -----------
Management fees                     0.31%           0.36%           0.37%
Distribution (Rule 12b-1) fees      None            None            None
Other expenses                      0.09%           0.11%           0.14%
TOTAL ANNUAL FUND
   OPERATING EXPENSES               0.40%           0.47%           0.51%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends;

            o     the average annual return was 5%;

            o the Fund's total operating expenses are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

      INSTITUTIONAL SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------                 ------   -------   -------   --------
      Prime Money Market Fund                $41      $128      $224      $505
      U.S. Government Money
         Market Fund                         $48      $151      $263      $591
      Tax-Exempt Money Market Fund           $52      $164      $285      $640

      THE ABOVE EXAMPLE OF INSTITUTIONAL SHARES IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

      The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON PRIME MONEY MARKET FUND invests in:

            o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

            o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO") such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA ("Fitch");

            o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

            o     U.S. Government obligations (as described below);

            o     high quality municipal securities; and

            o repurchase agreements that are fully collateralized by U.S. Government obligations.

      The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

            o     U.S. Government obligations; and

            o repurchase agreements that are fully collateralized by such obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

      The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in:

            o     high quality municipal obligations and municipal bonds;

            o     floating and variable rate obligations;

            o     participation interests;

            o     high quality tax-exempt commercial paper; and

            o     high quality short-term municipal notes.

      The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

      o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

            In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. Despite the Funds' efforts to diversify their investments, a significant enough market disruption or drop in market prices of securities held by the Funds, especially at a time during which the Funds need to sell securities to meet shareholder redemption requests, could cause the value of the Funds' shares to decrease to a price less than $1.00 per share.

      o MUNICIPAL MARKET DISRUPTION RISK: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Tax-Exempt Money Market Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the Tax-Exempt Money Market Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner.

            In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Tax-Exempt Money Market Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Fund and could adversely affect the Fund's shareholders by subjecting the income from the Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Tax-Exempt Money Market Fund.

      o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES

                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                     --------------------------------------------------------
                                        2008        2007        2006       2005        2004
                                     ---------   ---------   ---------   --------   ---------
NET ASSET VALUE -- BEGINNING
   OF YEAR .......................   $    1.00   $    1.00   $    1.00   $   1.00   $    1.00
                                     ---------   ---------   ---------   --------   ---------
INVESTMENT OPERATIONS:
   Net investment income .........        0.04        0.05        0.04       0.02        0.01
                                     ---------   ---------   ---------   --------   ---------
DISTRIBUTIONS:
   From net investment income ....       (0.04)      (0.05)      (0.04)     (0.02)      (0.01)
                                     ---------   ---------   ---------   --------   ---------
NET ASSET VALUE -- END OF YEAR ...   $    1.00   $    1.00   $    1.00   $   1.00   $    1.00
                                     =========   =========   =========   ========   =========
TOTAL RETURN. ....................        4.08%       5.05%       3.82%      1.74%       0.58%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1,2)
   Expenses ......................        0.40%       0.41%       0.51%      0.50%       0.53%
   Net investment income .........        4.24%       4.94%       3.70%      1.65%       0.59%
Net assets at the end of year
   (000 omitted) .................   $  24,591   $  24,400   $  11,986   $  6,683   $  14,105

(1) Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a rule 12b-1 distribution fee.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES

                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                     --------------------------------------------------------
                                        2008        2007        2006       2005        2004
                                     ---------   ---------   ---------   --------   ---------
NET ASSET VALUE -- BEGINNING
   OF YEAR .......................   $    1.00   $    1.00   $    1.00   $   1.00   $    1.00
                                     ---------   ---------   ---------   --------   ---------
INVESTMENT OPERATIONS:
   Net investment income .........        0.04        0.05        0.04       0.02        0.01
                                     ---------   ---------   ---------   --------   ---------
DISTRIBUTIONS:
   From net investment income ....       (0.04)      (0.05)      (0.04)     (0.02)      (0.01)
                                     ---------   ---------   ---------   --------   ---------
NET ASSET VALUE -- END OF YEAR ...   $    1.00   $    1.00   $    1.00   $   1.00   $    1.00
                                     =========   =========   =========   ========   =========
TOTAL RETURN .....................        3.61%       4.92%       3.66%      1.63%       0.53%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1,2)
   Expenses ......................        0.47%       0.49%       0.61%      0.59%       0.58%
   Net investment income .........        3.12%       4.79%       3.58%      1.44%       0.53%
Net assets at the end of year
   (000 omitted). ................   $ 126,574   $     333   $   3,480   $  3,939   $  33,892

(1) Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a rule 12b-1 distribution fee.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

TAX-EXEMPT MONEY MARKET FUND -- INSTITUTIONAL SHARES

                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                     --------------------------------------------------------
                                        2008        2007        2006       2005        2004
                                     ---------   ---------   ---------   --------   ---------
NET ASSET VALUE -- BEGINNING
   OF YEAR .......................   $    1.00   $    1.00   $    1.00   $   1.00   $    1.00
                                     ---------   ---------   ---------   --------   ---------
INVESTMENT OPERATIONS:
   Net investment income .........        0.02        0.03        0.02       0.01          --(1)
                                     ---------   ---------   ---------   --------   ---------
DISTRIBUTIONS:
   From net investment income ....       (0.02)      (0.03)      (0.02)     (0.01)         --(1)
                                     ---------   ---------   ---------   --------   ---------
NET ASSET VALUE -- END OF YEAR ...   $    1.00   $    1.00   $    1.00   $   1.00   $    1.00
                                     =========   =========   =========   ========   =========
TOTAL RETURN .....................        2.36%       3.14%       2.39%      1.16%       0.41%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2,3)
   Expenses ......................        0.51%       0.52%       0.63%      0.64%       0.58%
   Net investment income .........        1.86%       3.06%       2.30%      0.98%       0.42%
Net assets at the end of year
   (000 omitted) .................   $   1,493   $     793   $  13,210   $ 13,084   $  46,990

(1)   Less than $0.01 per share.

(2) Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a Rule 12b-1 distribution fee.

(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Tax-Exempt Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road, NE, 27th Floor, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

         Prime Money Market Fund                     0.31%
         U.S. Government Money Market Fund           0.36%
         Tax-Exempt Money Market Fund                0.37%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
---------------------------------                                        ----------------------------------
|                               |                                        |                                |
|       INVESTMENT ADVISER      |-------                          -------|         TRANSFER AGENT         |
|       AND ADMINISTRATOR       |      |                          |      |                                |
|                               |      |                          |      |      PNC GLOBAL INVESTMENT     |
|         RODNEY SQUARE         |      |                          |      |      SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.       |      |                          |      |         760 MOORE ROAD         |
|    1100 NORTH MARKET STREET   |   ----------------------------------   |    KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890     |   |                                |   |                                |
|                               |   |         WT MUTUAL FUND         |   |   Handles certain shareholder  |
| Manages the Funds' investment |   |                                |   |       services, including      |
| activities, and oversees Fund |   |       WILMINGTON PRIME         |   |  recordkeeping and statements, |
|    administration and other   |   |       MONEY MARKET FUND        |   |    payment of distributions    |
|       service providers.      |   |                                |   |    and processing of buy and   |
|                               |   |   WILMINGTON U.S. GOVERNMENT   |   |         sell requests.         |
|                               |   |       MONEY MARKET FUND        |   |                                |
---------------------------------   |                                |   ----------------------------------
                                    |      WILMINGTON TAX-EXEMPT     |
                                    |        MONEY MARKET FUND       |
Fund                                |                                |   Fund Asset
Operations                          ----------------------------------   Safe Keeping
---------------------------------      |            |             |      ----------------------------------
|                               |      |            |             |      |                                |
|       SUB-ADMINISTRATOR       |      |            |             |      |            CUSTODIAN           |
|              AND              |      |            |             |      |                                |
|        ACCOUNTING AGENT       |-------            |             -------|    WILMINGTON TRUST COMPANY    |
|                               |                   |                    |    1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT     |   Distribution    |                    |      WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.     |   ----------------------------------   |                                |
|      301 BELLEVUE PARKWAY     |   |                                |   |                                |
|      WILMINGTON, DE 19809     |   |           DISTRIBUTOR          |   |                                |
|                               |   |                                |   |                                |
| Provides facilities, equipment|   |        PROFESSIONAL FUNDS      |   |    Holds the Funds' assets,    |
|   and personnel to carry out  |   |        DISTRIBUTOR, LLC.       |   |  settles all portfolio trades  |
|administrative services related|   |          760 MOORE ROAD        |   |    and collects most of the    |
|  to the Funds and calculates  |   |    KING OF PRUSSIA, PA 19406   |   |   valuation data required for  |
|     each Fund's NAV and       |   |                                |   |  calculating each Fund's NAV   |
|         distributions.        |   |                                |   |           per share.           |
|                               |   |                                |   |                                |
---------------------------------   |                                |   ----------------------------------
                                    |                                |
                                    | Distributes the Funds' Shares. |
                                    |                                |
                                    ----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (I.E., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). PNC Global determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $5,000,000. This minimum initial investment amount has been waived for shareholders of the Funds on June 23, 2006, trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                         OVERNIGHT MAIL:
      -------------                         ---------------
      Wilmington Money Market Funds         Wilmington Money Market Funds
      c/o PNC Global Investment             c/o PNC Global Investment
         Servicing (U.S.) Inc.                 Servicing (U.S.) Inc.
      P.O. Box 9828                         101 Sabin Street
      Providence, RI 02940                  Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: For the Tax-Exempt Money Market Fund orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

      For both the Prime Money Market Fund and the U.S. Government Money Market Fund orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                                          RECEIPT OF REDEMPTION
                                                             REQUEST BY FUND
                                                       ---------------------------
                                                       ON OR BEFORE       AFTER
                                                        12:00 NOON     12:00 NOON
                                                       ------------   ------------
On What Day Will My Redemption Proceeds                    Same           Next
   Normally Be Wired to My Account?                    Business Day   Business Day
Will I Be Eligible to Receive the Day's Dividend?           No             Yes

WILMINGTON PRIME MONEY MARKET FUND AND
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                         RECEIPT OF REDEMPTION REQUEST BY FUND
                                   -------------------------------------------------
                                   ON OR BEFORE   AFTER 2:00 P.M. AND       AFTER
                                    2:00 P.M.       UP TO 5:00 P.M.       5:00 P.M.
                                   ------------   -------------------   ------------
On What Day Will My
   Redemption Proceeds
   Normally Be Wired                   Same               Next              Next
   to My Account?                  Business Day       Business Day      Business Day
Will I Be Eligible to Receive
   the Day's Dividend?                  No                 No                Yes

      If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                        OVERNIGHT MAIL:
      -------------                        ---------------
      Wilmington Money Market Funds        Wilmington Money Market Funds
      c/o PNC Global Investment            c/o PNC Global Investment
         Servicing (U.S.) Inc.                Servicing (U.S.) Inc.
      P.O. Box 9828                        101 Sabin Street
      Providence, RI 02940                 Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your Fund account falls below $2,500,000, the Fund may ask you to increase your balance. If after 60 days the account value is still below $2,500,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $2,500,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

      Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax-Exempt Money Market Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund

      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. A Fund's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount and character of dividends and other distributions paid that year.

      Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income.

      With respect to the Tax-Exempt Money Market Fund, you will not recognize any gain or loss on the sale (redemption) or exchange of its shares so long as it maintains a stable price of $1.00 a share. In all other events, it is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: Income exempt from Federal income tax may be subject to state and local income tax. You should consult your tax adviser concerning state and local taxes, which may have additional different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional and W Shares. The Prime Money Market Fund and the U.S. Government Money Market Fund also issue Service Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of each Fund's policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                             WILMINGTON PRIME MONEY
                                   MARKET FUND

                           WILMINGTON U.S. GOVERNMENT
                                MONEY MARKET FUND

                                OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

            o     may not be able to maintain a stable $1.00 share price.

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,   FUND DESCRIPTIONS
RISKS AND EXPENSES OF EACH FUND.      Summary ..............................   1
                                      Performance Information ..............   3
                                      Fees and Expenses ....................   5
                                      Example ..............................   5
                                      Investment Objective .................   6
                                      Principal Investment Strategies ......   6
                                      Additional Risk Information ..........   8
                                      Financial Highlights .................   9

DETAILS ABOUT THE                  MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                    Investment Adviser ...................  11
                                      Service Providers ....................  12

POLICIES AND INSTRUCTIONS          SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING              Pricing of Shares ....................  13
AND CLOSING AN ACCOUNT                Purchase of Shares ...................  13
IN ANY OF THE FUNDS.                  Redemption of Shares .................  15
                                      Frequent Purchases and Redemptions ...  18
                                      Exchange of Shares ...................  19
                                      Distributions ........................  19
                                      Taxes ................................  20

DETAILS ON THE FUNDS'              DISTRIBUTION AND SERVICE ARRANGEMENTS
DISTRIBUTION FEES,                    Distribution Fees ....................  21
SHAREHOLDER SERVICE FEES              Shareholder Service Fees .............  21
AND SHARE CLASSES.                    Share Classes ........................  21

                                   FOR MORE INFORMATION ....................  22

                             WILMINGTON PRIME MONEY
                                   MARKET FUND

                           WILMINGTON U.S. GOVERNMENT
                               MONEY MARKET FUND

                                 SERVICE SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment        o     The WILMINGTON PRIME MONEY MARKET FUND and WILMINGTON
Objective               U.S. GOVERNMENT MONEY MARKET FUND each seeks high
                        current income, while preserving capital and liquidity.
--------------------------------------------------------------------------------
Investment        o     Money market instruments
Focus
--------------------------------------------------------------------------------
Share Price       o     Each Fund will strive to maintain a stable $1.00 share
Volatility              price.
--------------------------------------------------------------------------------
Principal         o     The WILMINGTON PRIME MONEY MARKET FUND invests in money
Investment              market instruments, including bank obligations, high
Strategies              quality commercial paper and U.S. Government
                        obligations.

                  o The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                  o In selecting securities for a Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                  o The WILMINGTON PRIME MONEY MARKET FUND may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Risks   The Funds are subject to the risks summarized below, which are further described under "Additional Risk Information."

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                  o The obligations in which the Funds invest are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                  o The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       WILMINGTON PRIME MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in Service Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS             RETURNS
                       -----------------             -------
                             2002                     1.19%
                             2003                     0.51%
                             2004                     0.66%
                             2005                     2.57%
                             2006                     4.47%
                             2007                     4.77%

                          BEST QUARTER            WORST QUARTER
                      --------------------       ---------------
                            1.20%                     0.09%
                      (September 30, 2007)       (June 30, 2004)

       Calendar Year-to-Date Total Return as of September 30, 2008: 1.90%

AVERAGE ANNUAL TOTAL RETURNS AS OF                      SINCE INCEPTION
DECEMBER 31, 2007                    1 YEAR   5 YEARS   (APRIL 2, 2001)
----------------------------------   ------   -------   ---------------
Prime Money Market Fund --
   Service Shares                     4.77%    2.58%         2.43%

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in Service Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS             RETURNS
                       -----------------             -------
                             2002                     1.04%
                             2003                     0.44%
                             2004                     0.61%
                             2005                     2.46%
                             2006                     4.33%
                             2007                     4.51%

                           BEST QUARTER           WORST QUARTER
                       -------------------       ---------------
                              1.16%                   0.08%
                       (December 31, 2006)       (June 30, 2004)

       Calendar Year-to-Date Total Return as of September 30, 2008: 1.57%

AVERAGE ANNUAL TOTAL RETURNS AS OF                      SINCE INCEPTION
DECEMBER 31, 2007                    1 YEAR   5 YEARS   (APRIL 2, 2001)
----------------------------------   ------   -------   ---------------
U.S. Government Money Market
   Fund -- Service Shares             4.51%    2.46%         2.30%

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Service Shares of a Fund. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                PRIME          U.S. GOVERNMENT
                                          MONEY MARKET FUND   MONEY MARKET FUND
                                          -----------------   -----------------
   Management fees                              0.31%               0.36%
   Distribution (Rule 12b-1) fees               0.10%(1)            0.10%(1)
   Shareholder Service fees                     0.15%(2)            0.15%(2)
   Other expenses                               0.09%               0.11%
   TOTAL ANNUAL FUND OPERATING EXPENSES         0.65%               0.72%

(1) While the Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Fund's average net assets.

(2) While the Shareholder Service Plan provides for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Service Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends;

            o     the average annual return was 5%;

            o the Fund's total operating expenses are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

      SERVICE SHARES                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------                      ------   -------   -------   --------
      Prime Money Market Fund               $66      $208      $362      $810
      U.S. Government Money Market Fund     $74      $230      $401      $894

      THE ABOVE EXAMPLE OF SERVICE SHARES IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUNd each seeks a high level of current income consistent with the preservation of capital and liquidity.

      The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON PRIME MONEY MARKET FUND invests in:

            o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

            o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO") such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA ("Fitch");

            o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

            o     U.S. Government obligations (as described below);

            o     high quality municipal securities; and

            o repurchase agreements that are fully collateralized by U.S. Government obligations.

      The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

            o     U.S. Government obligations; and

            o repurchase agreements that are fully collateralized by such obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

            o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

            o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

                  In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. Despite the Funds' efforts to diversify their investments, a significant enough market disruption or drop in market prices of securities held by the Funds, especially at a time during which the Funds need to sell securities to meet shareholder redemption requests, could cause the value of the Funds' shares to decrease to a price less than $1.00 per share.

            o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Service Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

PRIME MONEY MARKET FUND -- SERVICE SHARES

                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                        -------------------------------------------------------------------
                                            2008          2007          2006          2005          2004
                                        -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE -- BEGINNING
   OF YEAR ..........................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                        -----------   -----------   -----------   -----------   -----------
INVESTMENT OPERATIONS:
   Net investment income ............          0.04          0.05          0.04          0.01            --(1)
                                        -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS:
   From net investment income .......         (0.04)        (0.05)        (0.04)        (0.01)           --(1)
                                        -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE -- END
   OF YEAR ..........................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                        ===========   ===========   ===========   ===========   ===========
TOTAL RETURN ........................          3.82%         4.79%         3.63%         1.48%         0.39%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses .........................          0.65%         0.67%         0.69%         0.74%         0.73%
   Net investment income ............          3.72%         4.68%         3.61%         1.48%         0.39%
Net assets at the end of year
   (000 omitted) ....................   $ 1,898,587   $ 1,692,102   $ 2,664,251   $ 2,201,829   $ 2,001,681

(1)   Less than $0.01 per share.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

U.S. GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES

                                                          FOR THE FISCAL YEARS ENDED JUNE 30,
                                        -------------------------------------------------------------------
                                            2008          2007          2006          2005          2004
                                        -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE -- BEGINNING
   OF YEAR ..........................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                        -----------   -----------   -----------   -----------   -----------
INVESTMENT OPERATIONS:
   Net investment income ............          0.03          0.05          0.03          0.01            --(1)
                                        -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS:
   From net investment income .......         (0.03)        (0.05)        (0.03)        (0.01)           --(1)
                                        -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE -- END OF YEAR ......   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                        ===========   ===========   ===========   ===========   ===========
TOTAL RETURN ........................          3.36%         4.66%         3.49%         1.41%         0.33%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses .........................          0.72%         0.75%         0.77%         0.79%         0.78%
   Net investment income ............          3.26%         4.56%         3.45%         1.39%         0.33%
Net assets at the end of year
   (000 omitted) ....................   $ 1,108,117   $   616,113   $   875,906   $   741,514   $   832,314

(1)   Less than $0.01 per share.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

         Prime Money Market Fund                 0.31%
         U.S. Government Money Market Fund       0.36%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
---------------------------------                                        ----------------------------------
|                               |                                        |                                |
|       INVESTMENT ADVISER      |-------                          -------|         TRANSFER AGENT         |
|       AND ADMINISTRATOR       |      |                          |      |                                |
|                               |      |                          |      |      PNC GLOBAL INVESTMENT     |
|         RODNEY SQUARE         |      |                          |      |      SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.       |      |                          |      |         760 MOORE ROAD         |
|    1100 NORTH MARKET STREET   |   ----------------------------------   |    KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890     |   |                                |   |                                |
|                               |   |         WT MUTUAL FUND         |   |   Handles certain shareholder  |
| Manages the Funds' investment |   |                                |   |       services, including      |
|  activities and oversees Fund |   |                                |   |  recordkeeping and statements, |
|    administration and other   |   |        WILMINGTON PRIME        |   |    payment of distributions    |
|       service providers.      |   |        MONEY MARKET FUND       |   |    and processing of buy and   |
|                               |   |                                |   |          sell requests.        |
|                               |   |                                |   |                                |
---------------------------------   |   WILMINGTON U.S. GOVERNMENT   |   ----------------------------------
                                    |        MONEY MARKET FUND       |
                                    |                                |
Fund                                |                                |   Fund Asset
Operations                          ----------------------------------   Safe Keeping
---------------------------------      |            |             |      ----------------------------------
|                               |      |            |             |      |                                |
|       SUB-ADMINISTRATOR       |      |            |             |      |            CUSTODIAN           |
|              AND              |      |            |             |      |                                |
|        ACCOUNTING AGENT       |-------            |             -------|    WILMINGTON TRUST COMPANY    |
|                               |                   |                    |    1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT     |   Distribution    |                    |      WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.     |   ----------------------------------   |                                |
|      301 BELLEVUE PARKWAY     |   |                                |   |                                |
|      WILMINGTON, DE 19809     |   |           DISTRIBUTOR          |   |                                |
|                               |   |                                |   |                                |
| Provides facilities, equipment|   |       PROFESSIONAL FUNDS       |   |     Holds the Funds assets,    |
|   and personnel to carry out  |   |        DISTRIBUTOR, LLC.       |   |  settles all portfolio trades  |
|administrative services related|   |         760 MOORE ROAD         |   |    and collects most of the    |
|  to the Funds and calculates  |   |    KING OF PRUSSIA, PA 19406   |   |   valuation data required for  |
|      each Fund's NAV and      |   |                                |   |   calculating each Fund's NAV  |
|         distributions.        |   |                                |   |           per share.           |
|                               |   |                                |   |                                |
---------------------------------   |                                |   ----------------------------------
                                    |                                |
                                    | Distributes the Funds' Shares. |
                                    |                                |
                                    ----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each "business day" (I.E., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Fund is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                      OVERNIGHT MAIL:
      -----------------------------      -----------------------------
      Wilmington Money Market Funds      Wilmington Money Market Funds
      c/o PNC Global Investment          c/o PNC Global Investment
         Servicing (U.S.) Inc.              Servicing (U.S.) Inc.
      P.O. Box 9828                      101 Sabin Street
      Providence, RI 02940               Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: For both the Prime Money Market Fund and the U.S. Government Money Market Fund, orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern Time):

                                      RECEIPT OF REDEMPTION REQUEST BY FUND
                                -------------------------------------------------
                                ON OR BEFORE   AFTER 2:00 P.M. AND       AFTER
                                  2:00 P.M.      UP TO 5:00 P.M.       5:00 P.M.
                                ------------   -------------------   -----------
On What Day Will My
   Redemption Proceeds
   Normally Be Wired                Same              Next               Next
   to My Account?               Business Day      Business Day       Business Day
Will I Be Eligible to Receive
   the Day's Dividend?               No                No                 Yes

      If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

         REGULAR MAIL:                      OVERNIGHT MAIL:
         -----------------------------      -----------------------------
         Wilmington Money Market Funds      Wilmington Money Market Funds
         c/o PNC Global Investment          c/o PNC Global Investment
            Servicing (U.S.) Inc.              Servicing (U.S.) Inc.
         P.O. Box 9828                      101 Sabin Street
         Providence, RI 02940               Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However, there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

      Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for Service Shares of the following funds ("Wilmington Funds"):

      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. A Fund's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount and character of dividends and other distributions paid that year.

      Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income.

      With respect to the Tax-Exempt Money Market Fund, you will not recognize any gain or loss on the sale (redemption) or exchange of its shares so long as it maintains a stable price of $1.00 a share. In all other events, it is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: Income exempt from Federal income tax may be subject to state and local income tax. You should consult your tax adviser concerning state and local taxes, which may have additional different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The Service Shares of the Funds have a distribution plan under Rule 12b-1 that allow the Funds to pay a fee to the Distributor for the sale and distribution of Service Shares. Because these fees are paid out of the Funds assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the distribution plan provides for a maximum distribution fee of 0.25% of each Fund's average daily net assets, the Trustees have authorized payments of up to 0.10% of each Fund's average daily net assets.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

      The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional, Service and W Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of each Fund's policies, investment restrictions, risks, and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                                WILMINGTON PRIME
                                MONEY MARKET FUND

                           WILMINGTON U.S. GOVERNMENT
                                MONEY MARKET FUND

                              WILMINGTON TAX-EXEMPT
                                MONEY MARKET FUND

                                OF WT MUTUAL FUND
                                    W SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

            o     may not be able to maintain a stable $1.00 share price.

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTIONS
RISKS AND EXPENSES OF EACH FUND.           Summary .......................    1
                                           Performance Information .......    3
                                           Fees and Expenses .............    6
                                           Example .......................    6
                                           Investment Objective ..........    7
                                           Principal Investment
                                              Strategies .................    7
                                           Additional Risk Information ...    9
                                           Financial Highlights ..........   10

DETAILS ABOUT THE                      MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                         Investment Adviser ............   13
                                           Service Providers .............   14

POLICIES AND INSTRUCTIONS              SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING                   Pricing of Shares .............   15
AND CLOSING AN ACCOUNT                     Purchase of Shares ............   15
IN ANY OF THE FUNDS.                       Redemption of Shares ..........   18
                                           Frequent Purchases and
                                              Redemptions ................   21
                                           Exchange of Shares ............   21
                                           Distributions .................   22
                                           Taxes .........................   22

DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
SHAREHOLDER SERVICE FEES                   Shareholder Service Fees ......   24
AND SHARE CLASSES.                         Share Classes .................   24

                                       FOR MORE INFORMATION ..............   25

                                WILMINGTON PRIME
                                MONEY MARKET FUND

                           WILMINGTON U.S. GOVERNMENT
                                MONEY MARKET FUND

                              WILMINGTON TAX-EXEMPT
                                MONEY MARKET FUND

                                    W SHARES
--------------------------------------------------------------------------------

                            FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment        o     The WILMINGTON PRIME MONEY MARKET FUND and WILMINGTON
Objective               U.S. GOVERNMENT MONEY MARKET FUND each seeks high
                        current income, while preserving capital and liquidity.

                  o     The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks high
                        current interest income exempt from Federal income taxes
                        while preserving principal.
--------------------------------------------------------------------------------
Investment        o     Money market instruments
Focus
--------------------------------------------------------------------------------
Share Price       o     Each Fund will strive to maintain a stable $1.00 share
Volatility              price.
--------------------------------------------------------------------------------
Principal         o     The WILMINGTON PRIME MONEY MARKET FUND invests in money
Investment              market instruments, including bank obligations, high
Strategies              quality commercial paper and U.S. Government
                        obligations.

                  o The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                  o The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

                  o In selecting securities for a Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                  o     The WILMINGTON PRIME MONEY MARKET FUND and the
                        WILMINGTON TAX-EXEMPT MONEY MARKET FUND may each invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------
Principal Risks   The Funds are subject to the risks summarized below, which are further described under "Additional Risk Information."

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                  o The obligations in which the Funds invest are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                  o The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor Profile  o     Conservative
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       WILMINGTON PRIME MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in W Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

            ANNUAL TOTAL RETURN FOR THE CALENDAR YEAR SINCE INCEPTION

                                   [BAR CHART]

                            PERFORMANCE YEAR     RETURNS
                            ----------------     -------
                                  2007             4.88%

                            BEST QUARTER            WORST QUARTER
                        --------------------     -------------------
                               1.23%                    1.18%
                        (September 30, 2007)     (December 31, 2007)

Calendar Year-to-Date Total Return as of September 30, 2008:1.98%

AVERAGE ANNUAL TOTAL RETURNS AS OF                SINCE INCEPTION
DECEMBER 31, 2007                     1 YEAR     (OCTOBER 2, 2006)
-----------------------------------   ------     -----------------
Prime Money Market Fund -- W Shares    4.88%           4.90%

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in W Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEAR SINCE INCEPTION

                                   [BAR CHART]

                            PERFORMANCE YEAR     RETURNS
                            ----------------     -------
                                 2007              4.62%

                               BEST QUARTER         WORST QUARTER
                             ---------------     -------------------
                                  1.17%                 1.04%
                             (June 30, 2007)     (December 31, 2007)

Calendar Year-to-Date Total Return as of September 30, 2008:1.65%

AVERAGE ANNUAL TOTAL RETURNS AS OF                SINCE INCEPTION
DECEMBER 31, 2007                     1 YEAR     (OCTOBER 2, 2006)
----------------------------------    ------     -----------------
U.S. Government Money Market
   Fund -- W Shares                    4.62%           4.65%

                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

      The bar chart and the performance table below illustrate the risks and volatility of an investment in W Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                           PERFORMANCE YEARS     RETURNS
                           -----------------     -------
                                 2002             0.70%
                                 2003             0.28%
                                 2004             0.41%
                                 2005             1.63%
                                 2006             2.72%
                                 2007             3.00%

                            BEST QUARTER             WORST QUARTER
                        --------------------     --------------------
                               0.77%                     0.04%
                        (September 30, 2007)     (September 30, 2003)

Calendar Year-to-Date Total Return as of September 30, 2008: 1.09%

AVERAGE ANNUAL TOTAL RETURNS AS OF                                  SINCE INCEPTION
DECEMBER 31, 2007                               1 YEAR   5 YEARS   (APRIL 2, 2001)
----------------------------------------        ------   -------   ----------------
Tax-Exempt Money Market Fund -- W Shares         3.00%    1.60%         1.49%

You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold W Shares of a Fund. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                          PRIME      U.S. GOVERNMENT    TAX-EXEMPT
                                          MONEY           MONEY           MONEY
                                       MARKET FUND     MARKET FUND     MARKET FUND
                                       -----------   ---------------   -----------
Management fees                           0.31%            0.36%          0.37%
Distribution (Rule 12b-1) fees            None             None           None
Shareholder service fees(1)               0.15%            0.15%          0.15%
Other expenses                            0.09%            0.11%          0.14%
TOTAL ANNUAL FUND
   OPERATING EXPENSES                     0.55%            0.62%          0.66%

(1) While the Shareholder Service Plan allows for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in W Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends;

            o     the average annual return was 5%;

            o the Fund's total operating expenses are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

   W SHARES                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
   --------                              ------   -------   -------   --------
   Prime Money Market Fund                 $56      $176      $307      $689
   U.S. Government Money
      Market Fund                          $63      $199      $346      $774
   Tax-Exempt Money Market Fund            $67      $211      $368      $822

      THE ABOVE EXAMPLE OF W SHARES IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

      The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON PRIME MONEY MARKET FUND invests in:

            o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

            o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO"), such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA ("Fitch");

            o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

            o     U.S. Government obligations (as described below);

            o     high quality municipal securities; and

            o repurchase agreements that are fully collateralized by U.S. Government obligations.

      The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

            o     U.S. Government obligations; and

            o repurchase agreements that are fully collateralized by such obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

      The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in:

            o     high quality municipal obligations and municipal bonds;

            o     floating and variable rate obligations;

            o     participation interests;

            o     high quality tax-exempt commercial paper; and

            o     high quality short-term municipal notes.

      The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2) if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

      Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

            o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

            o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

                  In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security. Despite the Funds' efforts to diversify their investments, a significant enough market disruption or drop in market prices of securities held by the FundS, especially at a time during which the Funds need to sell securities to meet shareholder redemption requests, could cause the value of the Funds' shares to decrease to a price less than $1.00 per share.

            o MUNICIPAL MARKET DISRUPTION RISK: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Tax-Exempt Money Market Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of Tax-Exempt Money Market Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner.

                  In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Tax-Exempt Money Market Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Fund and could adversely affect the Fund's shareholders by subjecting the income from the Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

            o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operation. Certain information reflects financial results for a single W Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in W Shares of the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

PRIME MONEY MARKET FUND -- W SHARES

                                                                      FOR THE PERIOD
                                                      FOR THE      OCTOBER 2, 2006(1)
                                                     YEAR ENDED          THROUGH
                                                   JUNE 30, 2008      JUNE 30, 2007
                                                   -------------   ------------------
NET ASSET VALUE -- BEGINNING OF PERIOD .........    $     1.00         $     1.00
                                                    ----------         ----------
INVESTMENT OPERATIONS:
   Net investment income .......................          0.04               0.04
                                                    ----------         ----------
DISTRIBUTIONS:
   From net investment income ..................         (0.04)             (0.04)
                                                    ----------         ----------
NET ASSET VALUE -- END OF PERIOD ...............    $     1.00         $     1.00
                                                    ==========         ==========
TOTAL RETURN ...................................          3.92%              3.63%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses ....................................          0.55%              0.56%*
   Net investment income .......................          3.72%              4.80%*
Net assets at the end of period (000 omitted) ..    $2,046,730         $1,403,380

*     Annualized

**    Not annualized

(1)   Commencement of operations.

U.S. GOVERNMENT MONEY MARKET FUND -- W SHARES

                                                                      FOR THE PERIOD
                                                      FOR THE      OCTOBER 2, 2006(1)
                                                     YEAR ENDED          THROUGH
                                                   JUNE 30, 2008      JUNE 30, 2007
                                                   -------------   -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD .........      $   1.00           $   1.00
                                                      --------           --------
INVESTMENT OPERATIONS:
   Net investment income .......................          0.03               0.03
                                                      --------           --------
DISTRIBUTIONS:
   From net investment income ..................         (0.03)             (0.03)
                                                      --------           --------
NET ASSET VALUE -- END OF PERIOD ...............      $   1.00           $   1.00
                                                      ========           ========
TOTAL RETURN ...................................          3.46%              3.53%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses ....................................          0.62%              0.65%*
   Net investment income .......................          3.26%              4.68%*
Net assets at the end of period (000 omitted) ..      $448,047           $224,341

*     Annualized

**    Not annualized

(1)   Commencement of operations.

TAX-EXEMPT MONEY MARKET FUND -- W SHARES(1)

                                                            FOR THE FISCAL YEARS ENDED JUNE 30,
                                                   ----------------------------------------------------
                                                     2008       2007       2006       2005       2004
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR ...........   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                   --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
   Net investment income .......................       0.02       0.03       0.02       0.01         --(2)
                                                   --------   --------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income ..................      (0.02)     (0.03)     (0.02)     (0.01)        --(2)
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF YEAR .................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                   ========   ========   ========   ========   ========
TOTAL RETURN ...................................       2.21%      2.96%      2.23%      0.98%      0.21%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses ....................................       0.66%      0.69%      0.78%      0.80%      0.79%
   Net investment income .......................       2.12%      2.92%      2.23%      0.96%      0.20%
Net assets at the end of year (000 omitted) ....   $492,379   $403,631   $418,447   $346,249   $424,089

(1) Formerly, Service Shares. Service Shares were redesignated as W Shares effective September 12, 2006.

(2)   Less than $0.01 per share.

(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust 1 - Tax-Exempt Series. Effectivee July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road, NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

         Prime Money Market Fund                         0.31%
         U. S. Government Money Market Fund              0.36%
         Tax-Exempt Money Market Fund                    0.37%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
|-------------------------------|                                        |-------------------------------|
|                               |                                        |                               |
|       INVESTMENT ADVISER      |-------                          -------|        TRANSFER AGENT         |
|       AND ADMINISTRATOR       |      |                          |      |                               |
|                               |      |                          |      |     PNC GLOBAL INVESTMENT     |
|         RODNEY SQUARE         |      |                          |      |     SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.       |      |                          |      |        760 MOORE ROAD         |
|    1100 NORTH MARKET STREET   |   |--------------------------------|   |   KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890     |   |                                |   |                               |
|                               |   |          WT MUTUAL FUND        |   |  Handles certain shareholder  |
|       Manages the Funds'      |   |                                |   |      services, including      |
|  investment activities, and   |   |         WILMINGTON PRIME       |   | recordkeeping and statements, |
|  oversees Fund administration |   |         MONEY MARKET FUND      |   |   payment of distributions    |
|  and other service providers. |   |                                |   |   and processing of buy and   |
|                               |   |    WILMINGTON U.S. GOVERNMENT  |   |        sell requests.         |
|-------------------------------|   |         MONEY MARKET FUND      |   |-------------------------------|
                                    |                                |
                                    |       WILMINGTON TAX-EXEMPT    |
                                    |         MONEY MARKET FUND      |
Fund                                |                                |   Fund Asset
Operations                          |--------------------------------|   Safe Keeping
|-------------------------------|      |            |             |      |-------------------------------|
|                               |      |            |             |      |                               |
|       SUB-ADMINISTRATOR       |      |            |             |      |           CUSTODIAN           |
|              AND              |      |            |             |      |                               |
|        ACCOUNTING AGENT       |-------            |             -------|   WILMINGTON TRUST COMPANY    |
|                               |                   |                    |   1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT     |   Distribution    |                    |     WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.     |   |--------------------------------|   |                               |
|      301 BELLEVUE PARKWAY     |   |                                |   |                               |
|      WILMINGTON, DE 19809     |   |           DISTRIBUTOR          |   |                               |
|                               |   |                                |   |                               |
| Provides facilities, equipment|   |        PROFESSIONAL FUNDS      |   |    Holds the Funds' assets,   |
|   and personnel to carry out  |   |         DISTRIBUTOR, LLC.      |   | settles all portfolio trades  |
|administrative services related|   |          760 MOORE ROAD        |   |   and collects most of the    |
|  to the Funds and calculates  |   |    KING OF PRUSSIA, PA 19406   |   |  valuation data required for  |
|      each Fund's NAV and      |   |                                |   |  calculating each Fund's NAV  |
|         distributions.        |   |                                |   |          per share.           |
|                               |   |                                |   |                               |
|-------------------------------|   |                                |   |-------------------------------|
                                    |                                |
                                    |  Distributes the Funds' Shares.|
                                    |                                |
                                    |--------------------------------|

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). PNC Global determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in W Shares of each Fund is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                      OVERNIGHT MAIL:
      -----------------------------      -----------------------------
      Wilmington Money Market Funds      Wilmington Money Market Funds
      c/o PNC Global Investment          c/o PNC Global Investment
         Servicing (U.S.) Inc.              Servicing (U.S.) Inc.
      P.O. Box 9828                      101 Sabin Street
      Providence, RI 02940               Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: For the Tax-Exempt Money Market Fund, orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time, will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

      For both the Prime Money Market Fund and the U.S. Government Money Market Fund, orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time, will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments, which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                                       RECEIPT OF REDEMPTION
                                                          REQUEST BY FUND
                                                    ---------------------------
                                                    ON OR BEFORE       AFTER
                                                     12:00 NOON     12:00 NOON
                                                    ------------   ------------
On What Day Will My Redemption Proceeds                 Same           Next
   Normally Be Wired to My Account?                 Business Day   Business Day
Will I Be Eligible to Receive the Day's Dividend?        No             Yes

WILMINGTON PRIME MONEY MARKET FUND AND WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                      RECEIPT OF REDEMPTION REQUEST BY FUND
                                -------------------------------------------------
                                ON OR BEFORE   AFTER 2:00 P.M. AND       AFTER
                                  2:00 P.M.      UP TO 5:00 P.M.       5:00 P.M.
                                ------------   -------------------   ------------
On What Day Will My
   Redemption Proceeds
   Normally Be Wired                Same               Next              Next
   to My Account?               Business Day       Business Day      Business Day
Will I Be Eligible to Receive
   the Day's Dividend?               No                 No                Yes

      If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                      OVERNIGHT MAIL:
      -----------------------------      -----------------------------
      Wilmington Money Market Funds      Wilmington Money Market Funds
      c/o PNC Global Investment          c/o PNC Global Investment
         Servicing (U.S.) Inc.              Servicing (U.S.) Inc.
      P.O. Box 9828                      101 Sabin Street
      Providence, RI 02940               Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

      If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

      Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for W Shares of the following funds ("Wilmington Funds"):

      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax-Exempt Money Market Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. A Fund's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount and character of dividends and other distributions paid that year.

      Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income.

      With respect to the Tax-Exempt Money Market Fund, you will not recognize any gain or loss on the sale (redemption) or exchange of its shares so long as it maintains a stable price of $1.00 a share. In all other events, it is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: Income exempt from Federal income tax may be subject to state and local income tax. You should consult your tax adviser concerning state and local taxes, which may have additional different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

      The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of W Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. While the Shareholder Service Plan provides for payments of up to 0.25% per annum of the average net asset of each Fund's W Shares, the Board of Trustees has authorized annual payments of up to 0.15% of the average net assets of each Fund's W Shares.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional and W Shares. The Prime Money Market Fund and the U.S. Government Money Market Fund also issue Service Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Fund's policies, investment restrictions, risks, and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                                   WILMINGTON
                        SHORT/INTERMEDIATE-TERM BOND FUND

                        WILMINGTON BROAD MARKET BOND FUND

                         WILMINGTON MUNICIPAL BOND FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,      FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL            Summary ..........................    1
HISTORY OF EACH FUND.                    Performance Information ..........    3
                                         Fees and Expenses ................    8
                                         Example ..........................    9
                                         Investment Objective .............   10
                                         Principal Investment
                                            Strategies ....................   10
                                         Fund Composition .................   11
                                         Additional Risk Information ......   12
                                         Financial Highlights .............   15

DETAILS ABOUT THE                     MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                       Investment Adviser ...............   18
                                         Fund Managers ....................   19
                                         Service Providers ................   20

POLICIES AND INSTRUCTIONS             SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING                 Pricing of Shares ................   21
AND CLOSING AN ACCOUNT                   Purchase of Shares ...............   21
IN ANY OF THE FUNDS.                     Redemption of Shares .............   24
                                         Exchange of Shares ...............   27
                                         Distributions ....................   28
                                         Taxes ............................   29

DETAILS ON THE FUNDS'                 DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS                Additional Compensation to
AND SHARE CLASSES.                          Financial Intermediaries ......   30
                                         Share Classes ....................   31

                                      FOR MORE INFORMATION ................   32

                       WILMINGTON SHORT/INTERMEDIATE-TERM
                                    BOND FUND

                        WILMINGTON BROAD MARKET BOND FUND

                         WILMINGTON MUNICIPAL BOND FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment           o     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and
Objective                  the WILMINGTON BROAD MARKET BOND FUND each seeks a
                           high total return, consistent with high current income.

                     o     The WILMINGTON MUNICIPAL BOND FUND seeks a high level
                           of income exempt from Federal income tax, consistent
                           with the preservation of capital.
--------------------------------------------------------------------------------
Investment           o     Fixed income securities
Focus
--------------------------------------------------------------------------------
Share Price          o     Moderate
Volatility
--------------------------------------------------------------------------------
Principal            o     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
Investment                 invests at least 85% of its total assets in various
Strategies                 types of investment grade, fixed income securities.

                     o The WILMINGTON BROAD MARKET BOND FUND invests at least 80% of its total assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.

                     o The WILMINGTON MUNICIPAL BOND FUND invests at least 80% of its net assets in municipal securities that provide interest exempt from Federal income tax.

                     o The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

--------------------------------------------------------------------------------
Principal            The Funds are subject to the risks summarized below which
Risks                are further described under "Additional Risk Information."

                     o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                     o     It is possible to lose money by investing in a Fund.

                     o The fixed income securities in which the Funds invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                     o Non-investment grade, fixed income securities involve greater risk of default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                     o     The performance of a Fund will depend on whether or
                           not the investment adviser is successful in pursuing
                           its investment strategy.
--------------------------------------------------------------------------------
Investor             o     Investors who want income from their investments
Profile                    without the volatility of an equity  portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark indices, the Lehman U.S. Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Fund, effective November 1, 1999. In connection with the merger, the Fund changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                              1998                 7.75%
                              1999                 0.33%
                              2000                 9.71%
                              2001                 8.40%
                              2002                 9.18%
                              2003                 3.81%
                              2004                 2.81%
                              2005                 1.33%
                              2006                 4.34%
                              2007                 6.47%

                         BEST QUARTER         WORST QUARTER
                     --------------------    --------------
                            4.56%                 -2.37%
                     (September 30, 2002)    (June 30, 2004)

       Calendar Year-to-Date Total Return as of September 30, 2008: 0.73%

SHORT/INTERMEDIATE-TERM BOND FUND --
INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007        1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------   ------   -------   --------
Return Before Taxes                                          6.47%    3.74%     5.36%
Return After Taxes on Distributions(1)                       4.78%    2.15%     3.41%
Return After Taxes on Distributions
   and Sales of Shares(1)                                    4.16%    2.27%     3.39%
Lehman U.S. Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)(2)    7.39%    4.06%     5.76%
Merrill Lynch 1-10 Year U.S. Treasury Index
   (reflects no deduction for fees, expenses or taxes)(3)    8.86%    3.59%     5.40%

(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman U.S. Intermediate Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                        WILMINGTON BROAD MARKET BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark indices, the Lehman U.S. Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. This performance information includes the performance of the Fund's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                              1998                  8.73%
                              1999                 -2.19%
                              2000                 11.91%
                              2001                  7.94%
                              2002                  9.67%
                              2003                  4.16%
                              2004                  3.74%
                              2005                  2.07%
                              2006                  4.62%
                              2007                  6.29%

                         BEST QUARTER         WORST QUARTER
                     --------------------    ---------------
                           5.77%                  -3.09%
                     (September 30, 2002)    (June 30, 2004)

      Calendar Year-to-Date Total Return as of September 30, 2008: -0.68%

BROAD MARKET BOND FUND --
INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS                       SINCE INCEPTION
AS OF DECEMBER 31, 2007         1 YEAR   5 YEARS   (JUNE 29, 1998)   10 YEARS(1)
-----------------------------   ------   -------   ---------------   -----------
Return Before Taxes              6.29%    4.17%         5.50%          5.62%(2)
Return After Taxes on
   Distributions(3)              4.32%    2.38%         3.42%           N/A
Return After Taxes on
   Distributions and
   Sales of Shares(3)            4.06%    2.55%         3.46%           N/A
Lehman U.S. Government/
   Credit Index (reflects
   no deduction for fees,
   expenses or taxes)(4)         7.23%    4.44%         5.88%          6.01%
Merrill Lynch U.S. Treasury
   Master Index (reflects
   no deduction for fees,
   expenses or taxes)(5)         9.06%    4.12%         5.77%          5.90%

(1) For periods prior to June 29, 1998, the Fund's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Fund for Federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman U.S. Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                         WILMINGTON MUNICIPAL BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                             1998                   5.24%
                             1999                  -0.64%
                             2000                   8.47%
                             2001                   4.38%
                             2002                   7.92%
                             2003                   3.45%
                             2004                   2.22%
                             2005                   1.53%
                             2006                   3.80%
                             2007                   4.19%

                         BEST QUARTER         WORST QUARTER
                     --------------------    ---------------
                             3.93%                -2.06%
                     (September 30, 2002)    (June 30, 2004)

      Calendar Year-to-Date Total Return as of September 30, 2008: -2.63%

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------   ------   -------   --------
Return Before Taxes                                         4.19%    3.03%      4.02%
Return After Taxes on Distributions(1)                      4.19%    3.02%      3.98%
Return After Taxes on Distributions and
  Sales of Shares(1)                                        3.97%    3.04%      3.96%
Lehman Short/Intermediate Municipal Index
  (reflects no reduction for fees, expenses or taxes)(2)    4.86%    3.32%      4.48%

(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

                                                                        INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):                 SHARES
-----------------------------------------------------------             -------------
Maximum sales charge (load) imposed on purchases                             None
Maximum deferred sales charge                                                None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                                  None
Redemption fee(a)                                                            1.00%
Exchange fee(a)                                                              1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                       SHORT/                       MUNICIPAL
                                    INTERMEDIATE-   BROAD MARKET       BOND
                                   TERM BOND FUND    BOND FUND         FUND
                                   --------------   ------------    ---------
Management fees                         0.35%           0.35%          0.35%
Distribution (Rule 12b-1) fees          None            None           None
Other expenses                          0.24%           0.36%          0.26%
Acquired Fund fees and expenses         None            None           None
TOTAL ANNUAL FUND
  OPERATING EXPENSES                    0.59%           0.71%          0.61%
Waivers/reimbursements                  None              --(1,2)      None
NET EXPENSES                            0.59%(1)        0.71%          0.61%

(1)   Amount less than 0.005%.

(2) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          o    you reinvested all dividends and other distributions;

          o    the average annual return was 5%;

          o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

          o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------   -------   -------   -------   --------
Short/Intermediate-Term
  Bond Fund                                 $60       $189      $329      $738
Broad Market Bond Fund                      $73       $227      $395      $883
Municipal Bond Fund                         $62       $195      $340      $762

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF THE INSTITUTIONAL SHARES OF A FUND.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and the WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The WILMINGTON BROAD MARKET BOND FUND will normally invest at least 80% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The WILMINGTON MUNICIPAL BOND FUND will invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to Federal income tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

--------------------------------------------------------------------------------
FUND COMPOSITION
--------------------------------------------------------------------------------

      The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

      The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                           SHORT/
                                       INTERMEDIATE-   BROAD MARKET   MUNICIPAL
                                         TERM BOND         BOND         BOND
                                       -------------   ------------   ---------
Asset-Backed Securities                      X              X
Bank Obligations                             X              X
Corporate Bonds, Notes and
   Commercial Paper                          X              X
High Yield Bonds(1)                          X              X
Mortgage-Backed Securities                   X              X
Municipal Securities                         X              X             X
Obligations Issued By
   Supranational Agencies                    X              X
Preferred Stock(2)                                          X
U.S. Government Obligations(3)               X              X

(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

      Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

          o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

          o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

          o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

          o HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

          o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

          o LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

          o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

          o MUNICIPAL MARKET DISRUPTION RISK: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Municipal Bond Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the Municipal Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner.

          o In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Municipal Bond Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Fund and could adversely affect the Fund's shareholders by subjecting the income from the Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond Fund.

          o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          o PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

          o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

          o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND -- INSTITUTIONAL SHARES

                                                             FOR THE YEARS ENDED JUNE 30,
                                               ----------------------------------------------------
                                                 2008       2007       2006       2005       2004
                                               --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR .......   $   9.88   $   9.77   $  10.23   $  10.18   $  10.80
                                               --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
   Net investment income ...................       0.45       0.45       0.41       0.37       0.38
   Net realized and unrealized gain (loss)
      on investments .......................       0.20       0.11      (0.44)      0.08      (0.40)
                                               --------   --------   --------   --------   --------
      Total from investment operations .....       0.65       0.56      (0.03)      0.45      (0.02)
                                               --------   --------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income ..............      (0.45)     (0.45)     (0.41)     (0.37)     (0.38)
   From net realized gains .................         --         --      (0.02)     (0.03)     (0.22)
                                               --------   --------   --------   --------   --------
      Total distributions ..................      (0.45)     (0.45)     (0.43)     (0.40)     (0.60)
                                               --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF YEAR .............   $  10.08   $   9.88   $   9.77   $  10.23   $  10.18
                                               ========   ========   ========   ========   ========
TOTAL RETURN ...............................       6.65%      5.78%     (0.25)%     4.50%     (0.22)%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ........       0.59%      0.57%      0.64%      0.65%      0.62%
      Excluding expense limitations ........       0.59%      0.57%      0.65%      0.65%      0.62%
   Net investment income ...................       4.45%      4.52%      4.13%      3.60%      3.60%
   Portfolio turnover rate .................         22%        57%        35%        33%        27%
Net assets at end of year (000 omitted) ....   $166,361   $144,387   $132,913   $108,828   $188,519

(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

BROAD MARKET BOND FUND -- INSTITUTIONAL SHARES

                                                             FOR THE YEARS ENDED JUNE 30,
                                               ----------------------------------------------------
                                                 2008       2007       2006       2005       2004
                                               --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR .......   $   9.57   $   9.41   $  10.07   $   9.90   $  10.67
                                               --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
   Net investment income ...................       0.45       0.44       0.41       0.39       0.41
   Net realized and unrealized gain (loss)
      on investments .......................       0.12       0.16      (0.54)      0.27      (0.53)
                                               --------   --------   --------   --------   --------
      Total from investment operations .....       0.57       0.60      (0.13)      0.66      (0.12)
                                               --------   --------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income ..............      (0.45)     (0.44)     (0.41)     (0.39)     (0.41)
   From net realized gains .................      (0.07)        --      (0.12)     (0.10)     (0.24)
                                               --------   --------   --------   --------   --------
      Total distributions ..................      (0.52)     (0.44)     (0.53)     (0.49)     (0.65)
                                               --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF YEAR .............   $   9.62   $   9.57   $   9.41   $  10.07   $   9.90
                                               ========   ========   ========   ========   ========
TOTAL RETURN ...............................       6.03%      6.47%     (1.25)%     6.80%     (1.13)%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ........       0.71%      0.70%      0.72%      0.72%      0.68%
      Excluding expense limitations ........       0.71%      0.70%      0.73%      0.73%      0.68%
   Net investment income ...................       4.63%      4.60%      4.28%      3.89%      4.05%
   Portfolio turnover rate .................         26%        33%        31%        43%        26%
Net assets at end of year
   (000 omitted) ...........................   $ 68,505   $ 68,905   $ 66,729   $ 66,586   $ 88,935

(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Broad Market Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES

                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                               ----------------------------------------------------
                                                 2008       2007       2006       2005       2004
                                               --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR .......   $  12.75   $  12.66   $  13.00   $  12.80   $  13.27
                                               --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
   Net investment income ...................       0.48       0.43       0.40       0.38       0.36
   Net realized and unrealized gain (loss)
      on investments .......................       0.04       0.09      (0.34)      0.20      (0.45)
                                               --------   --------   --------   --------   --------
      Total from investment operations .....       0.52       0.52       0.06       0.58      (0.09)
                                               --------   --------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income ..............      (0.48)     (0.43)     (0.40)     (0.38)     (0.36)
   From net realized gains .................         --         --         --         --      (0.02)
                                               --------   --------   --------   --------   --------
      Total distributions ..................      (0.48)     (0.43)     (0.40)     (0.38)     (0.38)
                                               --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF YEAR .............   $  12.79   $  12.75   $  12.66   $  13.00   $  12.80
                                               ========   ========   ========   ========   ========
TOTAL RETURN ...............................       4.09%      4.15%      0.45%      4.56%     (0.64)%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ........       0.61%      0.65%      0.69%      0.75%      0.75%
      Excluding expense limitations ........       0.61%      0.65%      0.69%      0.79%      0.82%
   Net investment income ...................       3.70%      3.37%      3.12%      2.89%      2.78%
   Portfolio turnover rate .................         37%        56%        45%        38%        20%
Net assets at end of year
   (000 omitted) ...........................   $134,272   $113,118   $ 89,424   $ 65,818   $ 63,069

(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Municipal Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

             Short/Intermediate-Term Bond Fund            0.35%
             Broad Market Bond Fund                       0.35%
             Municipal Bond Fund                          0.35%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products.

      DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

      SCOTT EDMONDS, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an Assistant Portfolio Manager. He was promoted to a Portfolio Manager in 1991. In 2007, he became Director of Tax-Exempt Fixed Income, responsible for all tax-exempt fixed income products.

      RANDY H. VOGEL, Senior Credit Analyst and Portfolio Manager, is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies. Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

      The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the primary service providers.

Asset                                                                       Shareholder
Management                                                                  Services
----------------------------------                                          ---------------------------------
|                                |                                          |                               |
|       INVESTMENT ADVISER       |                                          |        TRANSFER AGENT         |
|        AND ADMINISTRATOR       |---------|                      |---------|                               |
|                                |         |                      |         |     PNC GLOBAL INVESTMENT     |
|         RODNEY SQUARE          |         |                      |         |     SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.        |         |                      |         |                               |
|                                |         |                      |         |        760 MOORE ROAD         |
|    1100 NORTH MARKET STREET    |         |                      |         |                               |
|                                |    ----------------------------------    |   KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890      |    |                                |    |                               |
|                                |    |         WT MUTUAL FUND         |    |  Handles certain shareholder  |
|       Manages the Funds'       |    |                                |    |      services, including      |
|   investment activities and    |    |           WILMINGTON           |    | recordkeeping and statements, |
|  oversees Fund administration  |    |     SHORT/INTERMEDIATE-TERM    |    |    payment of distributions   |
|  and other service providers.  |    |            BOND FUND           |    |   and processing of buy and   |
|                                |    |                                |    |         sell requests.        |
|                                |    |     WILMINGTON BROAD MARKET    |    |                               |
---------------------------------     |           BOND FUND            |    --------------------------------|
                                      |                                |
                                      |     WILMINGTON MUNICIPAL       |
Fund                                  |          BOND FUND             |    Fund Asset
Operations                            |                                |    Safe Keeping
-----------------------------------   ----------------------------------    ---------------------------------
|                                 |        |          |           |         |                               |
|        SUB-ADMINISTRATOR        |        |          |           |         |           CUSTODIAN           |
|               AND               |        |          |           |         |                               |
|         ACCOUNTING AGENT        |--------|          |           |---------|    WILMINGTON TRUST COMPANY   |
|                                 |                   |                     |                               |
|      PNC GLOBAL INVESTMENT      |   Distribution    |                     |    1100 NORTH MARKET STREET   |
|      SERVICING (U.S.) INC.      |   ----------------------------------    |                               |
|                                 |   |                                |    |      WILMINGTON, DE 19890     |
|       301 BELLEVUE PARKWAY      |   |           DISTRIBUTOR          |    |                               |
|                                 |   |                                |    |   Holds the Funds' assets,    |
|       WILMINGTON, DE 19809      |   |        PROFESSIONAL FUNDS      |    |  settles all portfolio trades |
|                                 |   |        DISTRIBUTOR, LLC.       |    |    and collects most of the   |
|  Provides facilities, equipment |   |                                |    |  valuation data required for  |
|    and personnel to carry out   |   |         760 MOORE ROAD         |    |  calculating each Fund's NAV  |
| administrative services related |   |                                |    |           per share.          |
|   to the Funds and calculates   |   |    KING OF PRUSSIA, PA 19406   |    |                               |
|       each Fund's NAV and       |   |                                |    |                               |
|          distributions.         |   |                                |    |                               |
|                                 |   |                                |    |                               |
----------------------------------|   |                                |    ---------------------------------
                                      | Distributes the Funds' shares. |
                                      |                                |
                                      ----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Fund shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                         OVERNIGHT MAIL:
      -----------------------------         -----------------------------
      Wilmington Fixed Income Funds         Wilmington Fixed Income Funds
      c/o PNC Global Investment             c/o PNC Global Investment
         Servicing (U.S.) Inc.                 Servicing (U.S.) Inc.
      P.O. Box 9828                         101 Sabin Street
      Providence, RI 02940                  Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                        OVERNIGHT MAIL:
      -----------------------------        ------------------------------
      Wilmington Fixed Income Funds        Wilmington Fixed Income Funds
      c/o PNC Global Investment            c/o PNC Global Investment
         Servicing (U.S.) Inc.                Servicing (U.S.) Inc.
      P.O. Box 9828                        101 Sabin Street
      Providence, RI 02940                 Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax-Exempt Money Market Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund

      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                                   WILMINGTON
                        SHORT/INTERMEDIATE-TERM BOND FUND

                       WILMINGTON BROAD MARKET BOND FUND

                         WILMINGTON MUNICIPAL BOND FUND

                                OF WT MUTUAL FUND
                                    A SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

      A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL              Summary .......................    1
HISTORY OF EACH FUND.                      Performance Information .......    3
                                           Fees and Expenses .............    8
                                           Example .......................    9
                                           Investment Objective ..........   10
                                           Principal Investment
                                              Strategies .................   10
                                           Fund Composition ..............   11
                                           Additional Risk Information ...   12
                                           Financial Highlights ..........   15
DETAILS ABOUT THE                      MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                         Investment Adviser ............   18
                                           Fund Managers .................   19
                                           Service Providers .............   20
POLICIES AND INSTRUCTIONS              SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING                   Pricing of Shares .............   21
AND CLOSING AN ACCOUNT                     Purchase of Shares ............   21
IN ANY OF THE FUNDS.                       Redemption of Shares ..........   26
                                           Exchange of Shares ............   29
                                           Distributions .................   30
                                           Taxes .........................   31
DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,                 Distribution Fees .............   32
RULE 12b-1 FEES AND                        Additional Compensation to
SHARES CLASSES.                               Financial Intermediaries ...   32
                                           Share Classes .................   33
                                       FOR MORE INFORMATION ..............   34

                                   WILMINGTON
                        SHORT/INTERMEDIATE-TERM BOND FUND

                        WILMINGTON BROAD MARKET BOND FUND

                         WILMINGTON MUNICIPAL BOND FUND

                                    A SHARES

--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment        o     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and
Objective               the WILMINGTON BROAD MARKET BOND FUND each seeks a high
                        total return, consistent with high current income.

                  o     The WILMINGTON MUNICIPAL BOND FUND seeks a high level of
                        income exempt from Federal income tax, consistent with
                        the preservation of capital.
--------------------------------------------------------------------------------
Investment        o     Fixed income securities
Focus
--------------------------------------------------------------------------------
Share Price       o     Moderate
Volatility
--------------------------------------------------------------------------------
Principal         o     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND invests
Investment              at least 85% of its total assets in various types of
Strategies              investment grade, fixed income securities.

                  o The WILMINGTON BROAD MARKET BOND FUND invests at least 80% of its total assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.

                  o The WILMINGTON MUNICIPAL BOND FUND invests at least 80% of its net assets in municipal securities that provide interest exempt from Federal income tax.

                  o The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

--------------------------------------------------------------------------------
Principal         The Funds are subject to the risks summarized below which are
Risks             further described under "Additional Risk Information."

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                  o     It is possible to lose money by investing in a Fund.

                  o The fixed income securities in which the Funds invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                  o Non-investment grade, fixed income securities involve greater risk of default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                  o The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor          o     Investors who want income from their investments without
Profile                 the volatility of an equity portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of its benchmark indices, the Lehman U.S. Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 2.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                              2004                  2.96%
                              2005                  1.15%
                              2006                  3.97%
                              2007                  6.32%

                           BEST QUARTER         WORST QUARTER
                           ------------         -------------
                              3.03%               -1.99%
                      (September 30, 2006)]   (June 30, 2004)

       Calendar Year-to-Date Total Return as of September 30, 2008: 0.52%

                                                                              SINCE
SHORT/INTERMEDIATE-TERM BOND FUND -- A SHARES(1)                             INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007            1 YEAR   (OCTOBER 7, 2003)
-------------------------------------------------------------   ------   -----------------
Return Before Taxes                                              4.21%         2.77%
Return After Taxes on Distributions(2)                           2.65%         1.25%
Return After Taxes on Distributions and Sales of Shares(2)       2.71%         1.48%
Lehman U.S. Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses or taxes)(3)        7.39%         4.09%
Merrill Lynch 1-10 Year U.S. Treasury Index
   (reflects no deduction for fees, expenses or taxes)(4)        8.86%         3.97%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman U.S. Intermediate Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years. The since inception return provided for the index is for the period October 31, 2003 through December 31, 2007.

(4) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years. The Since Inception return provided for the index is for the period October 31, 2003 through December 31, 2007.

                        WILMINGTON BROAD MARKET BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past two calendar years and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of its benchmark indices, the Lehman U.S. Government/Credit Index and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 2.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                   PERFORMANCE YEARS               RETURNS
                   -----------------               -------
                         2006                       4.49%
                         2007                       5.95%

                      BEST QUARTER           WORST QUARTER
                      ------------           -------------
                         3.77%                   -0.76%
                  (September 30, 2006)     (March 31, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -0.78%

                                                                            SINCE
BROAD MARKET BOND FUND -- A SHARES(1)                                     INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007        1 YEAR   (DECEMBER 20, 2005)
---------------------------------------------------------   ------   -------------------
Return Before Taxes                                          3.80%          4.25%
Return After Taxes on Distributions(2)                       1.96%          2.57%
Return After Taxes on Distributions and
   Sales of Shares(2)                                        2.45%          2.64%
Lehman U.S. Government/Credit Index
   (reflects no deduction
   for fees, expenses or taxes)(3)                           7.23%          5.49%
Merrill Lynch U.S. Treasury Master Index
   (reflects no deduction for fees, expenses or taxes)(4)    9.06%          6.06%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman U.S. Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater. The since inception return provided for the index is for the period December 31, 2005 through December 31, 2007.

(4) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years. The Since Inception return provided for the index is for the period December 31, 2005 through December 31, 2007.

                         WILMINGTON MUNICIPAL BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past two calendar years and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 2.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                   PERFORMANCE YEARS               RETURNS
                   -----------------               -------
                         2006                       3.55%
                         2007                       3.97%

                      BEST QUARTER           WORST QUARTER
                      ------------           -------------
                         2.86%                   -0.45%
                  (September 30, 2006)      (June 30, 2007)

       Calendar Year-to-Date Total Return as of September 30, 2008: -2.78%

                                                                            SINCE
MUNICIPAL BOND FUND -- A SHARES(1)                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007        1 YEAR   (DECEMBER 20, 2005)
---------------------------------------------------------   ------   -------------------
Return Before Taxes                                          1.92%          2.84%
Return After Taxes on Distributions(2)                       1.92%          2.84%
Return After Taxes on Distributions and
   Sales of Shares(2)                                        2.39%          2.89%
Lehman Short/Intermediate Municipal Index
   (reflects no reduction for fees, expenses or taxes)(3)    4.86%          4.21%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Since Inception return provided for the index is for the period December 31, 2005 through December 31, 2007.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   A SHARES
----------------------------------------------------------   --------
Maximum sales charge (load) imposed on purchases(1)            2.00%
Maximum deferred sales charge                                  None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                   None
Redemption fee(2)                                              1.00%
Exchange fee(2)                                                1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                     SHORT/                      MUNICIPAL
                                 INTERMEDIATE-    BROAD MARKET     BOND
A SHARES                         TERM BOND FUND    BOND FUND       FUND
------------------------------   --------------   ------------   ---------
Management fees                       0.35%        0.35%          0.35%
Distribution (Rule 12b-1) fees        0.25%        0.25%          0.25%
Other expenses                        0.24%        0.36%          0.26%
Acquired Fund fees
   and expenses                       None         None             --(1)
TOTAL ANNUAL FUND
   OPERATING EXPENSES                 0.84%        0.96%          0.86%
Waivers/reimbursements                None           --(1,2)      None
NET EXPENSES                          0.84%        0.96%(2)       0.86%

(1)   Amount less than 0.005%.

(2) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

A SHARES                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------   ------   -------   -------   --------
Short/Intermediate-Term
   Bond Fund              $  284   $  463    $  657    $  1,216
Broad Market Bond Fund    $  296   $  500    $  720    $  1,354
Municipal Bond Fund       $  286   $  469    $  667    $  1,240

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF THE A SHARES OF A FUND.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      THE WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND AND THE WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The WILMINGTON BROAD MARKET BOND FUND will normally invest at least 80% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The WILMINGTON MUNICIPAL BOND FUND will invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to Federal income tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

--------------------------------------------------------------------------------
FUND COMPOSITION
--------------------------------------------------------------------------------

      The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

      The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                     SHORT/
                                 INTERMEDIATE-   BROAD MARKET   MUNICIPAL
                                   TERM BOND         BOND          BOND
                                 -------------   ------------   ---------
Asset-Backed Securities                X             X
Bank Obligations                       X             X
Corporate Bonds, Notes and
   Commercial Paper                    X             X
High Yield Bonds(1)                    X             X
Mortgage-Backed Securities             X             X
Municipal Securities                   X             X              X
Obligations Issued By
   Supranational Agencies              X             X
Preferred Stock(2)                                   X
U.S. Government Obligations(3)         X             X

(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

      Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

            o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            o FOREIGN SECURITIES RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

            o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            o HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

            o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

            o LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

            o MUNICIPAL MARKET DISRUPTION RISK: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Municipal Bond Fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of the Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner.

                  In addition, the United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of municipal securities, including municipal securities in which the Municipal Bond Fund may invest. Such disruptions to the financial markets may reduce the number of municipal obligations available for purchase by the Fund and could adversely affect the Fund's shareholders by subjecting the income from the Fund to tax. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond Fund.

            o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            o PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

            o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

            o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND -- A SHARES

                                                                                              FOR THE PERIOD
                                                         FOR THE YEARS ENDED JUNE 30,       OCTOBER 7, 2003(1)
                                                    ------------------------------------          THROUGH
                                                      2008      2007      2006      2005       JUNE 30, 2004
                                                    -------   -------   -------   -------   ------------------
NET ASSET VALUE -- BEGINNING
   OF PERIOD ....................................   $  9.78   $  9.67   $ 10.13   $ 10.08       $ 10.59
                                                    -------   -------   -------   -------       -------
INVESTMENT OPERATIONS:
   Net investment income ........................      0.42      0.42      0.38      0.34          0.25
   Net realized and unrealized gain
       (loss) on investments ....................      0.20      0.11     (0.44)     0.08         (0.29)
                                                    -------   -------   -------   -------       -------
       Total from investment operations .........      0.62      0.53     (0.06)     0.42         (0.04)
                                                    -------   -------   -------   -------       -------
DISTRIBUTIONS:
   From net investment income ...................     (0.42)    (0.42)    (0.38)    (0.34)        (0.25)
   From net realized gains ......................        --        --     (0.02)    (0.03)        (0.22)
                                                    -------   -------   -------   -------       -------
       Total distributions ......................     (0.42)    (0.42)    (0.40)    (0.37)        (0.47)
                                                    -------   -------   -------   -------       -------
NET ASSET VALUE -- END OF YEAR ..................   $  9.98   $  9.78   $  9.67   $ 10.13       $ 10.08
                                                    =======   =======   =======   =======       =======
TOTAL RETURN(2) .................................      6.40%     5.53%    (0.56)%    4.26%        (0.36)%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
       Including expense limitations ............      0.84%     0.82%     0.89%     0.91%         0.86%*
       Excluding expense limitations ............      0.84%     0.82%     0.90%     6.46%         5.36%*
   Net investment income ........................      4.20%     4.26%     3.80%     3.36%         3.32%*
Portfolio turnover rate .........................        22%       57%       35%       33%           27%(4)
Net assets at end of year (000 omitted) .........   $   151   $   169   $   164   $   247       $   223

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2004.

BROAD MARKET BOND FUND -- A SHARES

                                                      FOR THE YEARS         FOR THE PERIOD
                                                      ENDED JUNE 30,    DECEMBER 20, 2005(1)
                                                    -----------------          THROUGH
                                                      2008      2007        JUNE 30, 2006
                                                    -------   -------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ..........   $  9.58   $  9.41        $  9.67
                                                    -------   -------        -------
INVESTMENT OPERATIONS:
   Net investment income ........................      0.42      0.42           0.21
   Net realized and unrealized gain (loss)
      on investments ............................      0.11      0.17          (0.26)
                                                    -------   -------        -------
      Total from investment operations ..........      0.53      0.59          (0.05)
                                                    -------   -------        -------
DISTRIBUTIONS:
   From net investment income ...................     (0.42)    (0.42)         (0.21)
   From net realized gains ......................     (0.07)       --             --
                                                    -------   -------        -------
      Total distributions .......................     (0.49)    (0.42)         (0.21)
                                                    -------   -------        -------
NET ASSET VALUE -- END OF PERIOD ................   $  9.62   $  9.58        $  9.41
                                                    =======   =======        =======
TOTAL RETURN(2) .................................      5.64%     6.35%         (0.55)%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .............      0.96%     0.95%          0.97%*
      Excluding expense limitations .............      0.96%     0.95%          0.99%*
   Net investment income ........................      4.37%     4.39%          4.12%*
Portfolio turnover rate .........................        26%       33%            31%(3)
Net assets at the end of period (000 omitted) ...   $    11   $    11        $    10

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

MUNICIPAL BOND FUND -- A SHARES

                                                      FOR THE YEARS         FOR THE PERIOD
                                                      ENDED JUNE 30,    DECEMBER 20, 2005(1)
                                                    -----------------          THROUGH
                                                      2008      2007        JUNE 30, 2006
                                                    -------   -------   ---------------------

NET ASSET VALUE -- BEGINNING PERIOD OF ..........   $ 12.75   $ 12.66        $ 12.82
                                                    -------   -------        -------
INVESTMENT OPERATIONS:
   Net investment income ........................      0.45      0.40           0.20
   Net realized and unrealized gain (loss)
      on investments ............................      0.04      0.09          (0.16)
                                                    -------   -------        -------
      Total from investment operations ..........      0.49      0.49           0.04
                                                    -------   -------        -------
DISTRIBUTIONS:
   From net investment income ...................     (0.45)    (0.40)         (0.20)
                                                    -------   -------        -------
      Total distributions .......................     (0.45)    (0.40)         (0.20)
                                                    -------   -------        -------
NET ASSET VALUE -- END OF PERIOD ................   $ 12.79   $ 12.75        $ 12.66
                                                    =======   =======        =======
TOTAL RETURN(2) .................................      3.86%     3.92%          0.29%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .............      0.86%     0.90%          0.94%*
      Excluding expense limitations .............      0.86%     0.90%          0.95%*
   Net investment income ........................      3.48%     3.15%          2.94%*
Portfolio turnover rate .........................        37%       56%            45%(3)
Net assets at end of period (000 omitted) .......   $    11   $    10        $    10

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

          Short/Intermediate-Term Bond Fund        0.35%
          Broad Market Bond Fund                   0.35%
          Municipal Bond Fund                      0.35%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products.

      DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

      SCOTT EDMONDS, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an Assistant Portfolio Manager. He was promoted to a Portfolio Manager in 1991. In 2007, he became Director of Tax-Exempt Fixed Income, responsible for all tax-exempt fixed income products.

      RANDY H. VOGEL, Senior Credit Analyst and Portfolio Manager, is responsible for credit analysis for all investment grade and high yield issuers. He is also responsible for assisting in the management of the corporate segments of the Total Return Taxable Fixed Income Strategies. Mr. Vogel joined Wilmington Trust in 2008. From 2006 to 2008, Mr. Vogel was employed by PNC Capital Advisors as a Senior Credit Analyst covering the banking, brokerage, utility and telecommunication industries. From 2003 to 2006, Mr. Vogel was employed by Wilmington Trust as a Senior Securities Analyst.

      The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
---------------------------------                                        ---------------------------------
|                               |                                        |                               |
|      INVESTMENT ADVISER       |-------                          -------|         TRANSFER AGENT        |
|      AND ADMINISTRATOR        |      |                          |      |                               |
|                               |      |                          |      |     PNC GLOBAL INVESTMENT     |
|        RODNEY SQUARE          |      |                          |      |      SERVICING (U.S.) INC.    |
|       MANAGEMENT CORP.        |      |                          |      |        760 MOORE ROAD         |
|   1100 NORTH MARKET STREET    |      |                          |      |   KING OF PRUSSIA, PA 19406   |
|     WILMINGTON, DE 19890      |      |                          |      |                               |
|                               |   ----------------------------------   |                               |
|                               |   |                                 |  |  Handles certain shareholder  |
|      Manages the Funds'       |   |         WT MUTUAL FUND          |  |      services, including      |
|  investment activities and    |   |                                 |  | recordkeeping and statements, |
| oversees Fund administration  |   |           WILMINGTON            |  |    payment of distributions   |
| and other service providers.  |   |    SHORT/INTERMEDIATE-TERM      |  |    and processing of buy and  |
|                               |   |           BOND FUND             |  |           sell requests.      |
---------------------------------   |                                 |  |                               |
                                    |    WILMINGTON BROAD MARKET      |  ---------------------------------
                                    |           BOND FUND             |
                                    |                                 |
                                    |     WILMINGTON MUNICIPAL        |
                                    |           BOND FUND             |
Fund                                |                                 |  Fund Asset
Operations                          -----------------------------------  Safe Keeping
---------------------------------      |             |            |      ---------------------------------
|                               |      |             |            |      |                               |
|       SUB-ADMINISTRATOR       |      |             |            |      |          CUSTODIAN            |
|              AND              |      |             |            |      |                               |
|        ACCOUNTING AGENT       |-------             |            -------|   WILMINGTON TRUST COMPANY    |
|                               |                    |                   |   1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT     |   Distribution     |                   |     WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.     |   ----------------------------------   |                               |
|     301 BELLEVUE PARKWAY      |   |                                |   |                               |
|     WILMINGTON, DE 19809      |   |          DISTRIBUTOR           |   |                               |
|                               |   |                                |   |                               |
| Provides facilities, equipment|   |       PROFESSIONAL FUNDS       |   |    Holds the Funds' assets,   |
|   and personnel to carry out  |   |        DISTRIBUTOR, LLC.       |   | settles all portfolio trades  |
|administrative services related|   |         760 MOORE ROAD         |   |   and collects most of the    |
|  to the Funds and calculates  |   |   KING OF PRUSSIA, PA 19406    |   |  valuation data required for  |
|      each Fund's NAV and      |   |                                |   |  calculating each Fund's NAV  |
|         distributions.        |   |                                |   |          per share.           |
|                               |   |                                |   |                               |
---------------------------------   |                                |   ---------------------------------
                                    |                                |
                                    | Distributes the Funds' shares. |
                                    |                                |
                                    ----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized costs. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of

RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

      In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 2.00% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

            o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

            o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

      The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

      A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

YOUR INVESTMENT IN                AS A PERCENTAGE         AS A PERCENTAGE
A SHARES OF THE FUND             OF OFFERING PRICE       OF YOUR INVESTMENT
--------------------------       -----------------       ------------------
$1,000 up to $100,000                  2.00%                    2.04%
$100,000 up to $250,000                1.50%                    1.52%
$250,000 up to $500,000                1.25%                    1.27%
Over $500,000                          None                     None

SALES CHARGE REDUCTIONS AND WAIVERS

      REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

            o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

            o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

      To use these privileges, discuss your eligibility with your financial consultant.

      NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

            o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

            o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

            o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

            o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, RSMC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

            o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                             OVERNIGHT MAIL:
      -------------                             ---------------
      Wilmington Fixed Income Funds             Wilmington Fixed Income Funds
      c/o PNC Global Investment                 c/o PNC Global Investment
        Servicing (U.S.) Inc.                     Servicing (U.S.) Inc.
      P.O. Box 9828                             101 Sabin Street
      Providence, RI 02940                      Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                             OVERNIGHT MAIL:
      -------------                             ---------------
      Wilmington Fixed Income Funds             Wilmington Fixed Income Funds
      c/o PNC Global Investment                 c/o PNC Global Investment
        Servicing (U.S.) Inc.                     Servicing (U.S.) Inc.
      P.O. Box 9828                             101 Sabin Street
      Providence, RI 02940                      Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The A Shares of each Fund have a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Fund can charge is 0.25% of the Fund's A Shares average daily net assets.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                              WILMINGTON AGGRESSIVE
                              ASSET ALLOCATION FUND

                               WILMINGTON MODERATE
                             ASSET ALLOCATION FUND

                             WILMINGTON CONSERVATIVE
                             ASSET ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s).

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                     INTRODUCTION ........................    1

                                     PRINCIPAL INVESTMENT STRATEGIES
                                        AND PRINCIPAL RISKS ..............    2

A LOOK AT THE GOALS, STRATEGIES,     WILMINGTON AGGRESSIVE ASSET
RISKS, EXPENSES AND FINANCIAL           ALLOCATION FUND
HISTORY OF EACH FUND.                   Investment Objective .............    5
                                        Investor Profile .................    5
                                        Principal Investment
                                           Strategies and Asset
                                           Allocation ....................    5
                                        Principal Risks ..................    6
                                        Past Performance .................    6
                                        Fees and Expenses ................    9
                                        Example ..........................   10

                                     WILMINGTON MODERATE ASSET
                                        ALLOCATION FUND
                                        Investment Objective .............   11
                                        Investor Profile .................   11
                                        Principal Investment Strategies
                                           and Asset Allocation ..........   11
                                        Principal Risks ..................   12
                                        Past Performance .................   12
                                        Fees and Expenses ................   15
                                        Example ..........................   16

                                     WILMINGTON CONSERVATIVE ASSET
                                        ALLOCATION FUND
                                        Investment Objective .............   17
                                        Investor Profile .................   17
                                        Principal Investment Strategies
                                           and Asset Allocation ..........   17
                                        Principal Risks ..................   18
                                        Past Performance .................   18
                                        Fees and Expenses ................   21
                                        Example ..........................   22

--------------------------------------------------------------------------------
TABLE OF CONTENTS -- continued
--------------------------------------------------------------------------------

                                     INVESTMENT STRATEGIES AND
                                        PRINCIPAL RISKS OF THE
                                        UNDERLYING FUNDS
                                        Investment Strategies of the
                                           Underlying Funds ..............   23
                                        Additional Underlying Funds ......   24
                                        Principal Investment Risks
                                           of the Underlying Funds .......   24

                                     FINANCIAL HIGHLIGHTS ................   31

DETAILS ABOUT THE                    MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS                       Investment Adviser ...............   34
                                        Fund Managers ....................   34
                                        Service Providers ................   36

POLICIES AND INSTRUCTIONS FOR        SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING        Pricing of Shares ................   37
AN ACCOUNT IN ANY OF THE FUNDS.         Purchase of Shares ...............   38
                                        Redemption of Shares .............   40
                                        Exchange of Shares ...............   43
                                        Distributions ....................   44
                                        Taxes ............................   45

DETAILS ON THE FUNDS' DISTRIBUTION   DISTRIBUTION ARRANGEMENTS
ARRANGEMENTS AND SHARE CLASSES.         Additional Compensation
                                           to Financial Intermediaries ...   46
                                        Share Classes ....................   47

                                     FOR MORE INFORMATION ................   48

                              WILMINGTON AGGRESSIVE
                              ASSET ALLOCATION FUND

                               WILMINGTON MODERATE
                              ASSET ALLOCATION FUND

                             WILMINGTON CONSERVATIVE
                              ASSET ALLOCATION FUND

                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 17 different series (the "Wilmington Funds").

      Each Fund is advised by Rodney Square Management Corporation ("RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. Government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund and Wilmington Short/Intermediate-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). The Wilmington Multi-Manager Real Asset Fund adheres to a "real return" strategy by investing in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities ("Underlying Real Return Fund"). The Wilmington Prime Money Market Fund attempts to maintain a stable $1.00 share price by investing in money market instruments ("Underlying Money Market Fund").Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").

(1) The Funds currently invest in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has adopted a rule that allows the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC.

                       PRINCIPAL INVESTMENT STRATEGIES AND
                                PRINCIPAL RISKS

      PRINCIPAL INVESTMENT STRATEGIES. RSMC uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes - U.S. Equity, International Equity, Fixed Income and "Real Return" assets. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                         AGGRESSIVE ASSET   MODERATE ASSET    CONSERVATIVE ASSET
                         ALLOCATION FUND    ALLOCATION FUND    ALLOCATION FUND
                         ----------------   ---------------   ------------------
                           AGGRESSIVE/         MODERATE/         CONSERVATIVE/
RISK PROFILE                  GROWTH        GROWTH & INCOME         INCOME
------------             ----------------   ---------------   ------------------
U.S. Equity                  25% - 65%         15% - 55%           5% - 40%
International Equity         15% - 55%         10% - 50%           5% - 30%
Fixed Income                  0% - 20%         10% - 50%          40% - 80%
Real Return*                  0% - 25%          0% - 25%           0% - 20%

* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities.

      The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate-bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

      RSMC monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. RSMC may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

      Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

      In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

      PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

            o ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that RSMC's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

            o CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

            o "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

            o INVESTMENT IN AFFILIATED UNDERLYING FUNDS. RSMC has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, RSMC is required to act in each Fund's best interest when selecting Underlying Funds.

            o NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency. It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

            o NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      Investors with a long-term time horizon (10 years or longer) who want an aggressive asset allocation approach to investing.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

      The Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in Underlying Equity Funds and approximately 0% to 20% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

      Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

      Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Securities Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risk

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

      Please see "Principal Investment Risks of the Underlying Funds" for a description of these risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Maximum Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF"). The Aggressive Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser applicable to Institutional Shares of the

Fund. The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                   PERFORMANCE YEARS               RETURNS
                   -----------------               -------
                         2004                       14.78%
                         2005                        8.58%
                         2006                       15.83%
                         2007                        8.46%

                      BEST QUARTER           WORST QUARTER
                      ------------           -------------
                         12.15%                 -1.69%
                  (December 31, 2004)       (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -21.12%

(1) Performance shown includes performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

AGGRESSIVE ASSET ALLOCATION FUND --
INSTITUTIONAL SHARES                                       SINCE               SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF                      INCEPTION(1)        INCEPTION(2)
DECEMBER 31, 2007                          1 YEAR   (DECEMBER 20, 2005)   (JULY 15, 2003)
----------------------------------------   ------   -------------------   ---------------
Return Before Taxes                         8.46%         12.53%              13.87%
Return After Taxes on Distributions(3)      7.10%         11.48%                N/A
Return After Taxes on Distributions
   and Sale of Fund Shares(3)               6.17%         10.31%                N/A
DJ Global Aggressive Portfolio Index
   (reflects no deductions for fees,
   expenses or taxes)(4)                    8.66%         13.21%              17.16%
S&P 500 Index (reflects no
   deductions for fees, expenses
   or taxes)(5)                             5.49%          9.91%              10.98%

(1) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(2) Performance shown includes the performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100%.

(5) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

                                                              INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        SHARES
----------------------------------------------------------    -------------
Maximum sales charge (load) imposed on purchases                   None
Maximum deferred sales charge                                      None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                             None
Redemption fee(1)                                                  1.00%
Exchange fee(1)                                                    1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES                                INSTITUTIONAL
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                     SHARES
---------------------------------------------                 -------------
Management fees                                                    None
Distribution (Rule 12b-1) fees                                     None
Other expenses                                                     0.36%
Acquired Fund fees and expenses(1)                                 0.97%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                            1.33%
Waivers/Reimbursements(3,4)                                       (0.01)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                            1.32%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. The Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's assets are invested in accordance with its asset allocation ranges;

            o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                       INSTITUTIONAL
                                                          SHARES
                                                       -------------
            1 Year                                        $  135
            3 Years                                       $  421
            5 Years                                       $  729
            10 Years                                      $1,601

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

      The Fund seeks to achieve its investment objective by normally investing approximately 50% to 75% of its assets in Underlying Equity Funds and approximately 25% to 50% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

      Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

      Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Securities Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risk

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

      Please see "Principal Investment Risks of the Underlying Funds" for a description of these risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderate Portfolio Index and a blended Index consisting of the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF"). The Moderate Allocation CTF's performance has been restated to reflect "Net Annual

Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser applicable to Institutional Shares of the Fund. The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                   PERFORMANCE YEARS               RETURNS
                   -----------------               -------
                         2004                       10.94%
                         2005                        5.46%
                         2006                       11.05%
                         2007                        7.12%

                      BEST QUARTER           WORST QUARTER
                      ------------           -------------
                         7.93%                  -1.47%
                  (December 31, 2004)      (March 31, 2005)

      Calendar Year-to-Date Total Return as of September 30, 2008: -12.93%

(1) Performance shown includes performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

MODERATE ASSET ALLOCATION FUND --
INSTITUTIONAL SHARES                                     SINCE               SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF                    INCEPTION(1)        INCEPTION(2)
DECEMBER 31, 2007                        1 YEAR   (DECEMBER 20, 2005)   (JULY 15, 2003)
--------------------------------------   ------   -------------------   ---------------
Return Before Taxes                       7.12%          9.19%                9.54%
Return After Taxes on Distributions(3)    5.74%          8.03%                 N/A
Return After Taxes on Distributions
   and Sale of Fund Shares(3)             5.04%          7.29%                 N/A
DJ Global Moderate Portfolio Index
   (reflects no deductions for fees,
   expenses or taxes)(4)                  8.02%          9.79%               12.30%
Blended Index (reflects no
   deductions for fees, expenses
   or taxes)(5)                           6.40%          8.32%                8.20%

(1) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(2) Performance shown includes the performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Moderate Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The DJ Global Moderate Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderate Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 60%.

(5) The Blended Index is calculated by the investment adviser and represents the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

                                                             INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       SHARES
----------------------------------------------------------   -------------
Maximum sales charge (load) imposed on purchases                 None
Maximum deferred sales charge (load)                             None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                           None
Redemption fee(1)                                                1.00%
Exchange fee(1)                                                  1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES                               INSTITUTIONAL
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                    SHARES
---------------------------------------------                -------------
Management fees                                                  None
Distribution (Rule 12b-1) fees                                   None
Other expenses                                                   0.54%
Acquired Fund fees and expenses(1)                               0.83%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                          1.37%
Waivers/Reimbursements(3,4)                                     (0.04)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                          1.33%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's assets are invested in accordance with its asset allocation ranges;

            o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              INSTITUTIONAL
                                                 SHARES
                                              -------------
             1 Year                               $  135
             3 Years                              $  421
             5 Years                              $  729
             10 Years                             $1,627

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

      The Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund and approximately 30% to 50% of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

      Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

      Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Securities Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risk

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

      Please see "Principal Investment Risks of the Underlying Funds" for a description of these risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderately Conservative Portfolio Index and a blended Index consisting of the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 16, 2006 is the performance of the Fund's predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF"). The Conservative Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser applicable to Institutional Shares of the Fund. The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                   PERFORMANCE YEARS               RETURNS
                   -----------------               -------
                          2004                      7.49%
                          2005                      4.37%
                          2006                      8.50%
                          2007                      6.55%

                      BEST QUARTER           WORST QUARTER
                      ------------           -------------
                          5.14%                 -1.04%
                  (December 31, 2004)       (March 31, 2005)

       Calendar Year-to-Date Total Return as of September 30, 2008: -8.59%

(1) Performance shown includes performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

CONSERVATIVE ASSET ALLOCATION FUND --
INSTITUTIONAL SHARES                                     SINCE                 SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF                    INCEPTION(1)          INCEPTION(2)
DECEMBER 31, 2007                        1 YEAR   (DECEMBER 20, 2005)   (SEPTEMBER 1, 2003)
--------------------------------------   ------   -------------------   -------------------
Return Before Taxes                       6.55%          7.61%                 7.34%
Return After Taxes on Distributions(3)    5.31%          6.51%                  N/A
Return After Taxes on Distributions
   and Sale of Fund Shares(3)             4.45%          5.91%                  N/A
DJ Global Moderately Conservative
   Portfolio Index (reflects no
   deductions for fees, expenses
   or taxes)(4)                           7.47%          7.75%                 9.24%
Blended Index (reflects no
   deductions for fees, expenses
   or taxes)(5)                           6.78%          7.49%                 7.06%

(1) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(2) Performance shown includes the performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006. As a common trust fund, the Conservative Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The DJ Global Moderately Conservative Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderately Conservative Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 40%.

(5) The Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

                                                             INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       SHARES
----------------------------------------------------------   -------------
Maximum sales charge (load) imposed on purchases                 None
Maximum deferred sales charge (load)                             None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                           None
Redemption fee(1)                                                1.00%
Exchange fee(1)                                                  1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES                               INSTITUTIONAL
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                    SHARES
----------------------------------------------------------   -------------
Management fees                                                  None
Distribution (Rule 12b-1) fees                                   None
Other expenses                                                   1.43%
Acquired Fund fees and expenses(1)                               0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                          2.18%
Waivers/Reimbursements(3,4)                                     (0.93)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                          1.25%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds. Based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. The Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o you reinvested all dividends and other distributions; o the average annual return was 5%;

            o the Fund's assets are invested in accordance with its asset allocation ranges;

            o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                 INSTITUTIONAL
                                                     SHARES
                                                 -------------
            1 Year                                  $  127
            3 Years                                 $  397
            5 Years                                 $  686
            10 Years                                $2,092

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                            INVESTMENT STRATEGIES AND
                    PRINCIPAL RISKS OF THE UNDERLYING FUNDS

      Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

      Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Funds' Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

      The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

      For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

UNDERLYING EQUITY FUNDS           INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-------------------------------   -----------------------   -------------------------
Wilmington Multi-Manager          long-term capital         foreign stocks
International                     appreciation

Wilmington Multi-Manager          long-term capital         large-cap stocks
Large-Cap                         appreciation

Wilmington Multi-Manager          long-term capital         small-cap stocks
Small-Cap                         appreciation

UNDERLYING FIXED INCOME FUNDS     INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-------------------------------   -----------------------   -------------------------
Wilmington Broad Market Bond      high total return/        investment
                                  high current income       grade bonds

Wilmington Short/                 high total return/        investment
Intermediate-Term Bond            high current income       grade bonds

UNDERLYING REAL RETURN FUND       INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-------------------------------   -----------------------   -------------------------
Wilmington Multi-Manager          long-term preservation    real estate-related
Real Asset                        of capital with current   securities; inflation-
                                  income                    linked bonds (including
                                                            TIPS); and commodity/
                                                            natural resource-related
                                                            securities

UNDERLYING MONEY MARKET FUND      INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-------------------------------   -----------------------   -------------------------
Wilmington Prime Money Market     capital preservation,     money market
                                  liquidity and current     instruments
                                  income

      In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds.

      For cash management purposes, the Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

      Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

--------------------------------------------------------------------------------
ADDITIONAL UNDERLYING FUNDS
--------------------------------------------------------------------------------

      In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of RSMC and without shareholder approval.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

      The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the Funds' SAI.

      o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an Underlying Fund's share price. For some derivatives, it is possible for an Underlying Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Leverage Risk" below. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

      o EMERGING MARKETS RISK: Some foreign markets in which an Underlying Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

      o FOREIGN SECURITIES RISKS: The Underlying Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

            CURRENCY RISK. Because the foreign securities in which an Underlying Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Underlying Funds is determined on the basis of U.S. dollars, an Underlying Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of an Underlying Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of an Underlying Fund's holdings in foreign securities.

            FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

            FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an Underlying Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

            INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

            INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

            POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      o HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

      o IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

      o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Underlying Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      o MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

      o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

      o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

      o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

            Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of those expenses in addition to the expenses of the Underlying Fund.

      o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

      o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

      o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single Institutional Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                         FOR THE YEARS         FOR THE PERIOD
                                                         ENDED JUNE 30,     DECEMBER 20, 2005 (1)
                                                      -------------------          THROUGH
                                                        2008       2007         JUNE 30, 2006
                                                      --------   --------   ---------------------
NET ASSET VALUE -- BEGINNING OF   PERIOD ..........   $  12.20   $  10.55        $  10.00
                                                      --------   --------        --------
INVESTMENT OPERATIONS:
   Net investment income(2) .......................       0.20       0.10            0.11
   Net realized and unrealized gain (loss) on
      investments .................................      (0.78)      1.81            0.50
                                                      --------   --------        --------
      Total from investment operations ............      (0.58)      1.91            0.61
                                                      --------   --------        --------
DISTRIBUTIONS:(3)
   From net investment income .....................      (0.20)     (0.10)          (0.06)
   From net realized gains ........................      (0.49)     (0.16)             --
                                                      --------   --------        --------
      Total distributions .........................      (0.69)     (0.26)          (0.06)
                                                      --------   --------        --------
NET ASSET VALUE -- END OF PERIOD ..................   $  10.93   $  12.20        $  10.55
                                                      ========   ========        ========
TOTAL RETURN ......................................      (5.14)%    18.25%           6.08%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ...............       0.35%      0.50%           0.50%*
      Excluding expense limitations ...............       0.36%      0.52%           1.48%*
   Net investment income ..........................       1.67%      0.90%           1.90%*
Portfolio turnover rate ...........................         23%        14%             24%**
Net assets at the end of period (000 omitted) .....   $ 56,985   $ 53,249        $ 23,772

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

WILMINGTON MODERATE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                        FOR THE YEARS          FOR THE PERIOD
                                                        ENDED JUNE 30,      DECEMBER 20, 2005 (1)
                                                      -------------------          THROUGH
                                                        2008       2007         JUNE 30, 2006
                                                      --------   --------   ---------------------
NET ASSET VALUE -- BEGINNING OF   PERIOD ..........   $  11.22   $  10.30        $  10.00
                                                      --------   --------        --------
INVESTMENT OPERATIONS:
   Net investment income(2) .......................       0.26       0.23            0.15
   Net realized and unrealized gain (loss) on
      investments .................................      (0.32)      1.02            0.22
                                                      --------   --------        --------
      Total from investment operations ............      (0.06)      1.25            0.37
                                                      --------   --------        --------
DISTRIBUTIONS:(3)
   From net investment income .....................      (0.26)     (0.23)          (0.07)
   From net realized gains ........................      (0.28)     (0.10)             --
                                                      --------   --------        --------
      Total distributions .........................      (0.54)     (0.33)          (0.07)
                                                      --------   --------        --------
NET ASSET VALUE -- END OF PERIOD ..................   $  10.62   $  11.22        $  10.30
                                                      ========   ========        ========
TOTAL RETURN ......................................      (0.67)%    12.36%           3.74%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ...............       0.50%      0.50%           0.50%*
      Excluding expense limitations ...............       0.54%      0.69%           1.67%*
   Net investment income ..........................       2.37%      2.12%           2.74%*
Portfolio turnover rate ...........................         22%        34%             30%**
Net assets at the end of period (000 omitted) .....   $ 21,799   $ 21,147        $ 19,732

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                        FOR THE YEARS         FOR THE PERIOD
                                                        ENDED JUNE 30,    DECEMBER 20, 2005 (1)
                                                      -----------------          THROUGH
                                                        2008      2007        JUNE 30, 2006
                                                      -------   -------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ............   $ 10.81   $ 10.17         $ 10.00
                                                      -------   -------         -------
INVESTMENT OPERATIONS:
   Net investment income(2) .......................      0.31      0.31            0.16
   Net realized and unrealized gain (loss) on
     investments ..................................     (0.14)     0.65            0.10
                                                      -------   -------         -------
     Total from investment operations .............      0.17      0.96            0.26
                                                      -------   -------         -------
DISTRIBUTIONS:(3)
   From net investment income .....................     (0.30)    (0.27)          (0.09)
   From net realized gains ........................     (0.13)    (0.05)             --
                                                      -------   -------         -------
     Total distributions ..........................     (0.43)    (0.32)          (0.09)
                                                      -------   -------         -------
NET ASSET VALUE -- END OF PERIOD ..................   $ 10.55   $ 10.81         $ 10.17
                                                      =======   =======         =======
TOTAL RETURN ......................................      1.58%     9.62%           2.59%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations ................      0.50%     0.50%           0.50%*
     Excluding expense limitations ................      1.43%     3.08%          10.76%*
   Net investment income ..........................      2.83%     2.86%           3.05%*
Portfolio turnover rate ...........................        25%       47%             23%**
Net assets at the end of period (000 omitted) .....   $ 8,058   $ 7,894         $ 2,725

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Funds and their shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

      RSMC provides services exclusively to investment companies sponsored by it and its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

      R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

      YULONG (CLARK) LI, PH.D., CFA, CPA has been Assistant Vice President and Senior Research Analyst at RSMC and WTIM since November 2006. Previously, he was a Senior Analyst at Waddell & Reed Financial from March 2006 to October 2006, and was a Financial Analyst with Rohm Corporation from January 2003 to February 2006. Mr. Li is responsible for providing investment research for the development and implementation of strategic and tactical asset allocation policies.

      The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Funds' primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
|-------------------------------|                                        |-------------------------------|
|                               |                                        |                               |
|       INVESTMENT ADVISER      |------|                          |------|        TRANSFER AGENT         |
|       AND ADMINISTRATOR       |      |                          |      |                               |
|                               |      |                          |      |     PNC GLOBAL INVESTMENT     |
|         RODNEY SQUARE         |      |                          |      |     SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.       |      |                          |      |        760 MOORE ROAD         |
|    1100 NORTH MARKET STREET   |   |--------------------------------|   |   KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890     |   |                                |   |                               |
|                               |   |          WT MUTUAL FUND        |   |  Handles certain shareholder  |
|      Manages each Fund's      |   |                                |   |      services, including      |
|   investment activities and   |   |      WILMINGTON AGGRESSIVE     |   | recordkeeping and statements, |
|  oversees Fund administration |   |      ASSET ALLOCATION FUND     |   |   payment of distributions    |
|  and other service providers. |   |                                |   |   and processing of buy and   |
|                               |   |       WILMINGTON MODERATE      |   |        sell requests.         |
|                               |   |      ASSET ALLOCATION FUND     |   |                               |
|--------------------------------   |                                |   |-------------------------------|
                                    |     WILMINGTON CONSERVATIVE    |
                                    |     ASSET ALLOCATION FUND      |
Fund                                |                                |   Fund Asset
Operations                          |--------------------------------|   Safe Keeping
|-------------------------------|      |            |             |      |-------------------------------|
|                               |      |            |             |      |                               |
|       SUB-ADMINISTRATOR       |      |            |             |      |           CUSTODIAN           |
|              AND              |      |            |             |      |                               |
|        ACCOUNTING AGENT       |------|            |             |------|   WILMINGTON TRUST COMPANY    |
|                               |                   |                    |   1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT     |   Distribution    |                    |     WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.     |   |--------------------------------|   |                               |
|      301 BELLEVUE PARKWAY     |   |                                |   |                               |
|      WILMINGTON, DE 19809     |   |           DISTRIBUTOR          |   |                               |
|                               |   |                                |   |                               |
| Provides facilities, equipment|   |        PROFESSIONAL FUNDS      |   |   Holds each Fund's assets,   |
|   and personnel to carry out  |   |         DISTRIBUTOR, LLC       |   | settles all portfolio trades  |
|administrative services related|   |          760 MOORE ROAD        |   |   and collects most of the    |
|  to each Fund and calculates  |   |    KING OF PRUSSIA, PA 19406   |   |  valuation data required for  |
|      each Fund's NAV and      |   |                                |   |  calculating each Fund's NAV  |
|         distributions.        |   |                                |   |          per share.           |
|                               |   |                                |   |                               |
|-------------------------------|   |                                |   |-------------------------------|
                                    |                                |
                                    |  Distributes the Funds' Shares.|
                                    |                                |
                                    |--------------------------------|

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                       OVERNIGHT MAIL:
      -------------                       ---------------
      Wilmington Asset                    Wilmington Asset
         Allocation Funds                    Allocation Funds
      c/o PNC Global Investment           c/o PNC Global Investment
         Servicing (U.S.) Inc.               Servicing (U.S.) Inc.
      P.O. Box 9828                       101 Sabin Street
      Providence, RI 02940                Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Funds' shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds' shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                  OVERNIGHT MAIL:
      -------------------------      -------------------------
      Wilmington Asset               Wilmington Asset
         Allocation Funds               Allocation Funds
      c/o PNC Global Investment      c/o PNC Global Investment
         Servicing (U.S.) Inc.          Servicing (U.S.) Inc.
      P.O. Box 9828                  101 Sabin Street
      Providence, RI 02940           Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below the $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

      For additional information on other ways to redeem shares, please refer to the Funds' SAI.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following Wilmington Funds:

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund

      Wilmington Tax-Exempt Money Market Fund
      Wilmington Short/ Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

      Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, such amount will be designated by it and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distributions of net long-term capital gains, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor. Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

      Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                              WILMINGTON AGGRESSIVE
                              ASSET ALLOCATION FUND

                               WILMINGTON MODERATE
                              ASSET ALLOCATION FUND

                             WILMINGTON CONSERVATIVE
                              ASSET ALLOCATION FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s).

      A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                      INTRODUCTION .........................   1

                                      PRINCIPAL INVESTMENT STRATEGIES AND
                                        PRINCIPAL RISKS ....................   2

A LOOK AT THE GOALS,                  WILMINGTON AGGRESSIVE
STRATEGIES, RISKS, EXPENSES             ASSET ALLOCATION FUND
AND FINANCIAL HISTORY OF EACH FUND.      Investment Objective ..............   5
                                         Investor Profile ..................   5
                                         Principal Investment Strategies
                                           and Asset Allocation ............   5
                                         Principal Risks ...................   6
                                         Past Performance ..................   6
                                         Fees and Expenses .................   9
                                         Example ...........................  10

                                      WILMINGTON MODERATE
                                        ASSET ALLOCATION FUND
                                         Investment Objective ..............  11
                                         Investor Profile ..................  11
                                         Principal Investment Strategies
                                           and Asset Allocation ............  11
                                         Principal Risks ...................  12
                                         Past Performance ..................  12
                                         Fees and Expenses .................  15
                                         Example ...........................  16

                                      WILMINGTON CONSERVATIVE
                                        ASSET ALLOCATION FUND
                                         Investment Objective ..............  17
                                         Investor Profile ..................  17
                                         Principal Investment Strategies
                                           and Asset Allocation ............  17
                                         Principal Risks ...................  18
                                         Past Performance ..................  18
                                         Fees and Expenses .................  21
                                         Example ...........................  22

--------------------------------------------------------------------------------
TABLE OF CONTENTS -- continued
--------------------------------------------------------------------------------

                                     INVESTMENT STRATEGIES AND PRINCIPAL
                                       RISKS OF THE UNDERLYING FUNDS
                                        Investment Strategies of the
                                          Underlying Funds .................  23
                                        Additional Underlying Funds ........  24
                                        Principal Investment Risks of the
                                          Underlying Funds .................  24

                                     FINANCIAL HIGHLIGHTS ..................  31

DETAILS ABOUT THE                    MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS                       Investment Adviser .................  34
                                        Fund Managers ......................  34
                                        Service Providers ..................  36

POLICIES AND INSTRUCTIONS FOR        SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING        Pricing of Shares ..................  37
AN ACCOUNT IN ANY OF THE FUNDS.         Purchase of Shares .................  38
                                        Redemption of Shares ...............  42
                                        Exchange of Shares .................  45
                                        Distributions ......................  46
                                        Taxes ..............................  47

DETAILS ON THE FUNDS' DISTRIBUTION   DISTRIBUTION ARRANGEMENTS
ARRANGEMENTS AND SHARE CLASSES.         Distribution Fees ..................  48
                                        Additional Compensation to
                                          Financial Intermediaries .........  48
                                        Share Classes ......................  49

                                     FOR MORE INFORMATION ..................  50

                              WILMINGTON AGGRESSIVE
                              ASSET ALLOCATION FUND

                               WILMINGTON MODERATE
                              ASSET ALLOCATION FUND

                             WILMINGTON CONSERVATIVE
                              ASSET ALLOCATION FUND

                                    A SHARES
--------------------------------------------------------------------------------

      This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 17 different series (the "Wilmington Funds").

      Each Fund is advised by Rodney Square Management Corporation ("RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. Government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund and Wilmington Short/Intermediate-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). The Wilmington Multi-Manager Real Asset Fund adheres to a "real return" strategy by investing in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities ("Underlying Real Return Fund"). The Wilmington Prime Money Market Fund attempts to maintain a stable $1.00 share price by investing in money market instruments ("Underlying Money Market Fund"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").

(1) The Funds currently invest in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has adopted a rule that allows the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC.

                       PRINCIPAL INVESTMENT STRATEGIES AND
                                 PRINCIPAL RISKS

      PRINCIPAL INVESTMENT STRATEGIES. RSMC uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes--U.S. Equity, International Equity, Fixed Income and "Real Return" assets. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                        AGGRESSIVE ASSET    MODERATE ASSET   CONSERVATIVE ASSET
                         ALLOCATION FUND   ALLOCATION FUND    ALLOCATION FUND
                        ----------------   ---------------   ------------------
                           AGGRESSIVE/        MODERATE/         CONSERVATIVE/
RISK PROFILE                GROWTH         GROWTH & INCOME          INCOME
------------            ----------------   ---------------   ------------------
U.S. Equity                 25% - 65%         15% - 55%            5% - 40%
International Equity        15% - 55%         10% - 50%            5% - 30%
Fixed Income                 0% - 20%         10% - 50%           40% - 80%
Real Return*                 0% - 25%          0% - 25%            0% - 20%

* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities.

      The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

      RSMC monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. RSMC may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

      Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

      In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

      PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

            o ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that RSMC's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

            o CONCENTRATION RISK. In connection with the asset allocation process, a Fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

            o "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

            o INVESTMENT IN AFFILIATED UNDERLYING FUNDS. RSMC has the ability to select and substitute the Underlying Funds in which a Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, RSMC is required to act in each Fund's best interest when selecting Underlying Funds.

            o NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency. It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

            o NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      Investors with a long-term time horizon (10 years or longer) who want an aggressive asset allocation approach to investing.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

      The Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in Underlying Equity Funds and approximately 0% to 20% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

      Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

      Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Securities Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risk

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

      Please see "Principal Investment Risks of the Underlying Funds" for a description of these risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Maximum Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF"). The Aggressive Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser and any class-specific expenses applicable to A Shares of the

Fund. The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

         ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                   PERFORMANCE YEAR                RETURNS
                   ----------------                -------
                         2004                      14.29%
                         2005                       8.12%
                         2006                      15.55%
                         2007                       8.21%

                      BEST QUARTER           WORST QUARTER
                      ------------           -------------
                         11.96%                  -1.83%
                  (December 31, 2004)       (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -21.29%

(1) Performance shown includes the performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

AGGRESSIVE ASSET ALLOCATION
FUND -- A SHARES                                         SINCE               SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF                    INCEPTION(2)        INCEPTION(3)
DECEMBER 31, 2007(1)                     1 YEAR   (DECEMBER 20, 2005)   (JULY 15, 2003)
--------------------------------------   ------   -------------------   ---------------
Return Before Taxes                       4.47%         10.34%              12.60%
Return After Taxes on Distributions(4)    3.23%          9.36%                 N/A
Return After Taxes on Distributions
   and Sale of Fund Shares(4)             3.53%          8.45%                 N/A
DJ Global Aggressive Portfolio Index
   (reflects no deductions for fees,
   expenses or taxes)(5)                  8.66%         13.21%              17.16%
S&P 500 Index (reflects no
   deductions for fees, expenses
   or taxes)(6)                           5.49%          9.91%              10.98%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(3) Performance shown includes the performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(4) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100%.

(6) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        A SHARES
----------------------------------------------------------        --------
Maximum sales charge (load) imposed on purchases(1)                 3.50%
Maximum deferred sales charge                                        None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                               None
Redemption fee(2)                                                   1.00%
Exchange fee(2)                                                     1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                     A SHARES
---------------------------------------------------------         --------
Management fees                                                      None
Distribution (Rule 12b-1) fees                                      0.25%
Other expenses                                                      0.36%
Acquired Fund fees and expenses(1)                                  0.97%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                             1.58%
Waivers/Reimbursements(3,4)                                        (0.01)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                             1.57%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds. Based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses" and any class-specific expenses, exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's assets are invested in accordance with its asset allocation ranges;

            o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                              A SHARES
                                              --------
                 1 Year                       $    505
                 3 Years                      $    831
                 5 Years                      $  1,180
                 10 Years                     $  2,163

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

      The Fund seeks to achieve its investment objective by normally investing approximately 50% to 75% of its assets in Underlying Equity Funds and approximately 25% to 50% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

      Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

      Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Securities Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risk

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

      Please see "Principal Investment Risks of the Underlying Funds" for a description of these risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderate Portfolio Index and a blended Index consisting of the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF"). The Moderate Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser and any class-specific expenses applicable to A Shares of the Fund. The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

         ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                          PERFORMANCE YEAR    RETURNS
                          ----------------   --------
                                2004           10.52%
                                2005            5.13%
                                2006           10.69%
                                2007            6.80%

             BEST QUARTER          WORST QUARTER
             ------------          -------------
                7.78%                  -1.57%
         (December 31, 2004)      (March 31, 2005)

      Calendar Year-to-Date Total Return as of September 30, 2008: -13.04%

(1) Performance shown includes the performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

MODERATE ASSET ALLOCATION
FUND -- A SHARES                                         SINCE               SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF                    INCEPTION(2)        INCEPTION(3)
DECEMBER 31, 2007(1)                     1 YEAR   (DECEMBER 20, 2005)   (JULY 15, 2003)
--------------------------------------   ------   -------------------   ---------------
Return Before Taxes                       3.09%          6.97%               8.31%
Return After Taxes on Distributions(4)    1.82%          5.89%                N/A
Return After Taxes on Distributions
   and Sale of Fund Shares(4)             2.39%          5.43%                N/A
DJ Global Moderate Portfolio Index
   (reflects no deductions for fees,
   expenses or taxes)(5)                  8.02%          9.79%              12.30%
Blended Index (reflects no
   deductions for fees, expenses
   or taxes)(6)                           6.40%          8.32%               8.20%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(3) Performance shown includes the performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Moderate Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(4) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The DJ Global Moderate Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderate Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 60%.

(6) The Blended Index is calculated by the investment adviser and represents the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   A SHARES
----------------------------------------------------------   --------
Maximum sales charge (load) imposed on purchases(1)           3.50%
Maximum deferred sales charge (load)                          None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                        None
Redemption fee(2)                                             1.00%
Exchange fee(2)                                               1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                A SHARES
---------------------------------------------                --------
Management fees                                                None
Distribution (Rule 12b-1) fees                                 0.25%
Other expenses                                                 0.54%
Acquired Fund fees and expenses(1)                             0.83%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                        1.62%
Waivers/Reimbursements(3,4)                                   (0.04)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                        1.58%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds. Based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses" and any class-specific expenses, exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's assets are invested in accordance with its asset allocation ranges;

            o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                 A SHARES
                                                 --------
                  1 Year                          $  505
                  3 Years                         $  831
                  5 Years                         $1,180
                  10 Years                        $2,186

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

      Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

      The Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund and approximately 30% to 50% of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

      Please see "Investment Strategies and Principal Risks of the Underlying Funds" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

      Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Securities Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risk

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

      Please see "Principal Investment Risks of the Underlying Funds" for a description of these risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderately Conservative Portfolio Index and a blended Index consisting of the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 16, 2006 is the performance of the Fund's predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF"). The Conservative Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser and any class-specific expenses applicable to A Shares of the Fund. The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

         ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                  PERFORMANCE YEARS           RETURNS
                  -----------------           -------
                        2004                   7.21%
                        2005                   3.93%
                        2006                   8.22%
                        2007                   6.22%

                    BEST QUARTER           WORST QUARTER
                    ------------           -------------
                        5.22%                  -1.24%
                 (December 31, 2004)     (March 31, 2005)

       Calendar Year-to-Date Total Return as of September 30, 2008: -8.76%

(1) Performance shown includes the performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

CONSERVATIVE ASSET ALLOCATION
FUND -- A SHARES                                        SINCE                 SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF                   INCEPTION(2)          INCEPTION(3)
DECEMBER 31, 2007(1)                     1 YEAR   (DECEMBER 20, 2005)   (SEPTEMBER 1, 2003)
--------------------------------------   ------   -------------------   -------------------
Return Before Taxes                       2.54%          5.51%                 6.13%
Return After Taxes on Distributions(4)    1.37%          4.47%                  N/A
Return After Taxes on Distributions
   and Sale of Fund Shares(4)             1.79%          4.14%                  N/A
DJ Global Moderately Conservative
   Portfolio Index (reflects no
   deductions for fees, expenses
   or taxes)(5)                           7.47%          7.75%                 9.24%
Blended Index (reflects no
   deductions for fees, expenses
   or taxes)(6)                           6.78%          7.49%                 7.06%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(3) Performance shown includes the performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006. As a common trust fund, the Conservative Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(4) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The DJ Global Moderately Conservative Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderately Conservative Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 40%.

(6) The Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)         A SHARES
---------------------------------------------------------          --------
Maximum sales charge (load) imposed on purchases(1)                  3.50%
Maximum deferred sales charge (load)                                 None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                               None
Redemption fee(2)                                                    1.00%
Exchange fee(2)                                                      1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                      A SHARES
---------------------------------------------------------          --------
Management fees                                                      None
Distribution (Rule 12b-1) fees                                       0.25%
Other expenses(1)                                                    1.43%
Acquired Fund fees and expenses(1)                                   0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                              2.43%
Waivers/Reimbursements(3,4)                                        (0.93)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                              1.50%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.40% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses" and any class-specific expenses, exceed 0.50% through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's assets are invested in accordance with its asset allocation ranges;

            o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                A SHARES
                                                --------
                  1 Year                         $  497
                  3 Years                        $  807
                  5 Years                        $1,140
                  10 Years                       $2,625

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS
                             OF THE UNDERLYING FUNDS

      Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

      Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Funds' Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

      The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

      For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

UNDERLYING EQUITY FUNDS         INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-----------------------------   -----------------------   ------------------------
Wilmington Multi-Manager        long-term capital         foreign stocks
International                   appreciation

Wilmington Multi-Manager        long-term capital         large-cap stocks
Large-Cap                       appreciation

Wilmington Multi-Manager        long-term capital         small-cap stocks
Small-Cap                       appreciation

UNDERLYING FIXED INCOME FUNDS   INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-----------------------------   -----------------------   ------------------------
Wilmington Broad Market Bond    high total return/        investment grade bonds
                                high current income

Wilmington Short/               high total return/        investment grade bonds
Intermediate-Term Bond          high current income

UNDERLYING REAL RETURN FUND     INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-----------------------------   -----------------------   ------------------------
Wilmington Multi-Manager        long-term preservation    real estate-related
Real Asset                      of capital with current   securities; inflation-
                                income                    linked bonds (including
                                                          TIPS); and commodity/
                                                          natural resource-related
                                                          securities

UNDERLYING MONEY MARKET FUND    INVESTMENT OBJECTIVE      PRIMARY INVESTMENTS
-----------------------------   -----------------------   ------------------------
Wilmington Prime Money Market   capital preservation,     money market instruments
                                liquidity and current
                                income

      In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds.

      For cash management purposes, the Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

      Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

--------------------------------------------------------------------------------
ADDITIONAL UNDERLYING FUNDS
--------------------------------------------------------------------------------

      In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of RSMC and without shareholder approval.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

      The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the Funds' SAI.

            o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an Underlying Fund's share price. For some derivatives, it is possible for an Underlying Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Leverage Risk" below. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

            o EMERGING MARKETS RISK: Some foreign markets in which an Underlying Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

            o FOREIGN SECURITIES RISKS: The Underlying Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an Underlying Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Underlying Funds is determined on the basis of U.S. dollars, an Underlying Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of an Underlying Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of an Underlying Fund's holdings in foreign securities.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an Underlying Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

            o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

            o HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed-income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed-income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

            o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

            o IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Underlying Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            o MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an

                  Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

            o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

            o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

            o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

                  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of those expenses in addition to the expenses of the Underlying Fund.

            o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

            o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single A Share of a Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

AGGRESSIVE ASSET ALLOCATION FUND -- A SHARES

                                                       FOR THE YEARS         FOR THE PERIOD
                                                       ENDED JUNE 30,     DECEMBER 20, 2005(1)
                                                     ------------------         THROUGH
                                                       2008       2007        JUNE 30, 2006
                                                     -------    -------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...........   $ 12.19    $ 10.54         $ 10.00
                                                     -------    -------         -------
INVESTMENT OPERATIONS:
   Net investment income(2) ......................      0.17       0.08            0.11
   Net realized and unrealized gain (loss)
      on investments .............................     (0.78)      1.80            0.48
                                                     -------    -------         -------
      Total from investment operations ...........     (0.61)      1.88            0.59
                                                     -------    -------         -------
DISTRIBUTIONS:(3)
   From net investment income ....................     (0.17)     (0.07)          (0.05)
   From net realized gains .......................     (0.49)     (0.16)             --
                                                     -------    -------         -------
      Total distributions ........................     (0.66)     (0.23)          (0.05)
                                                     -------    -------         -------
NET ASSET VALUE -- END OF PERIOD .................   $ 10.92    $ 12.19         $ 10.54
                                                     =======    =======         =======
TOTAL RETURN(4) ..................................     (5.37)%    18.01%           5.93%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............      0.60%      0.75%           0.75%*
      Excluding expense limitations ..............      0.61%      0.76%           3.59%*
   Net investment income .........................      1.41%      0.69%           1.90%*
Portfolio turnover rate ..........................        23%        14%             24%**
Net assets at the end of period (000 omitted) ....   $ 4,737    $ 5,070         $ 1,614

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

MODERATE ASSET ALLOCATION FUND -- A SHARES

                                                        FOR THE YEARS          FOR THE PERIOD
                                                        ENDED JUNE 30,      DECEMBER 20, 2005(1)
                                                     --------------------          THROUGH
                                                       2008        2007         JUNE 30, 2006
                                                     --------    --------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...........   $  11.19    $  10.28         $ 10.00
                                                     --------    --------         -------
INVESTMENT OPERATIONS:
   Net investment income(2) ......................       0.23        0.21            0.16
   Net realized and unrealized gain (loss)
      on investments .............................      (0.32)       1.01            0.19
                                                     --------    --------         -------
      Total from investment operations ...........      (0.09)       1.22            0.35
                                                     --------    --------         -------
DISTRIBUTIONS:(3)
   From net investment income ....................      (0.23)      (0.21)          (0.07)
   From net realized gains .......................      (0.28)      (0.10)             --
                                                     --------    --------         -------
      Total distributions ........................      (0.51)      (0.31)          (0.07)
                                                     --------    --------         -------
NET ASSET VALUE -- END OF PERIOD .................   $  10.59    $  11.19         $ 10.28
                                                     ========    ========         =======
TOTAL RETURN(4) ..................................      (0.91)%     12.04%           3.49%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............       0.75%       0.75%           0.75%*
      Excluding expense limitations ..............       0.79%       0.93%           1.87%*
   Net investment income .........................       2.11%       1.92%           3.03%*
Portfolio turnover rate ..........................         22%         34%             30%**
Net assets at the end of period (000 omitted) ....   $ 16,066    $ 14,539         $ 4,419

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

CONSERVATIVE ASSET ALLOCATION FUND -- A SHARES

                                                       FOR THE YEARS        FOR THE PERIOD
                                                       ENDED JUNE 30,    DECEMBER 20, 2005(1)
                                                     -----------------          THROUGH
                                                       2008      2007        JUNE 30, 2006
                                                     -------   -------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...........   $ 10.80   $ 10.17        $ 10.00
                                                     -------   -------        -------
INVESTMENT OPERATIONS:
   Net investment income(2) ......................      0.28      0.27           0.19
   Net realized and unrealized gain (loss)
      on investments .............................     (0.13)     0.66           0.06
                                                     -------   -------        -------
      Total from investment operations ...........      0.15      0.93           0.25
                                                     -------   -------        -------
DISTRIBUTIONS:(3)
   From net investment income ....................     (0.28)    (0.25)         (0.08)
   From net realized gains .......................     (0.13)    (0.05)            --
                                                     -------   -------        -------
      Total distributions ........................     (0.41)    (0.30)         (0.08)
                                                     -------   -------        -------
NET ASSET VALUE -- END OF PERIOD .................   $ 10.54   $ 10.80        $ 10.17
                                                     =======   =======        =======
TOTAL RETURN(4) ..................................      1.35%     9.30%          2.53%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............      0.75%     0.75%          0.75%*
      Excluding expense limitations ..............      1.68%     3.73%         10.98%*
   Net investment income .........................      2.61%     2.57%          3.46%*
Portfolio turnover rate ..........................        25%       47%            23%**
Net assets at the end of period (000 omitted) ....   $ 4,777   $ 3,273        $   723

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For financial reporting purposes, certain distributions from net investment income for Federal income tax purposes have been reclassified to distributions from realized gains.

(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Funds and their shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

      RSMC provides services exclusively to investment companies sponsored by it and its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

      R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

      YULONG (CLARK) LI, PH.D., CFA, CPA has been Assistant Vice President and Senior Research Analyst at RSMC and WTIM since November 2006. Previously, he was a Senior Analyst at Waddell & Reed Financial from March 2006 to October 2006, and was a Financial Analyst with Rohm Corporation from January 2003 to February 2006. Mr. Li is responsible for providing investment research for the development and implementation of strategic and tactical asset allocation policies.

      The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Funds' primary service providers.

Asset                                                                Shareholder
Management                                                           Services
|-------------------------------|                                    |-----------------------------|
|                               |                                    |                             |
|     INVESTMENT ADVISER        |                                    |        TRANSFER AGENT       |
|      AND ADMINISTRATOR        |------|                    |--------|                             |
|                               |      |                    |        |    PNC GLOBAL INVESTMENT    |
|        RODNEY SQUARE          |      |                    |        |    SERVICING (U.S.) INC.    |
|      MANAGEMENT CORP.         |      |                    |        |        760 MOORE ROAD       |
|  1100 NORTH MARKET STREET     |      |                    |        |  KING OF PRUSSIA, PA 19406  |
|    WILMINGTON, DE 19890       |  |------------------------------|  |                             |
|                               |  |                              |  |                             |
|                               |  |       WT MUTUAL FUND         |  | Handles certain shareholder |
|                               |  |                              |  |     services, including     |
|     Manages each Fund's       |  |    WILMINGTON AGGRESSIVE     |  |recordkeeping and statements,|
|  investment activities and    |  |    ASSET ALLOCATION FUND     |  |   payment of distributions  |
|oversees Fund administration   |  |                              |  |  and processing of buy and  |
|and other service providers.   |  |     WILMINGTON MODERATE      |  |        sell requests.       |
|                               |  |    ASSET ALLOCATION FUND     |  |                             |
|-------------------------------|  |                              |  |-----------------------------|
                                   |   WILMINGTON CONSERVATIVE    |
Fund                               |   ASSET ALLOCATION FUND      |  Fund Asset
Operations                         |                              |  Safe Keeping
|-------------------------------|  |------------------------------|  |-----------------------------|
|                               |        |          |         |      |                             |
|       SUB-ADMINISTRATOR       |        |          |         |      |          CUSTODIAN          |
|             AND               |        |          |         |      |                             |
|       ACCOUNTING AGENT        |--------|          |         |------|   WILMINGTON TRUST COMPANY  |
|                               |                   |                |   1100 NORTH MARKET STREET  |
|     PNC GLOBAL INVESTMENT     |  Distribution     |                |     WILMINGTON, DE 19890    |
|     SERVICING (U.S.) INC.     |  |------------------------------|  |                             |
|     301 BELLEVUE PARKWAY      |  |                              |  |                             |
|     WILMINGTON, DE 19809      |  |         DISTRIBUTOR          |  |                             |
|                               |  |                              |  |                             |
|Provides facilities, equipment |  |     PROFESSIONAL FUNDS       |  |  Holds each Fund's assets,  |
|  and personnel to carry out   |  |     DISTRIBUTOR, LLC         |  | settles all portfolio trades|
|administrative services related|  |        760 MOORE ROAD        |  |   and collects most of the  |
|  to each Fund and calculates  |  |   KING OF PRUSSIA, PA 19406  |  | valuation data required for |
|     each Fund's NAV and       |  |                              |  | calculating each Fund's NAV |
|       distributions.          |  |                              |  |          per share.         |
|                               |  |                              |  |                             |
|-------------------------------|  |                              |  |-----------------------------|
                                   |                              |
                                   |                              |
                                   |Distributes the Funds' Shares.|
                                   |                              |
                                   |------------------------------|

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

      In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

            o Information or records regarding Fund shares held in all your accounts (E.G., retirement accounts) at your financial intermediary(ies); and

            o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

      The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

      A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

YOUR INVESTMENT IN                 AS A PERCENTAGE OF   AS A PERCENTAGE OF
A SHARES OF THE FUND                 OFFERING PRICE      YOUR INVESTMENT
--------------------------------   ------------------   ------------------
$1,000 up to $100,000                     3.50%                3.63%
$100,000 up to $250,000                   2.00%                2.04%
$250,000 up to $500,000                   1.50%                1.52%
Over $500,000                             None                 None

SALES CHARGE REDUCTIONS AND WAIVERS

      REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

            o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

            o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

      To use these privileges, discuss your eligibility with your financial consultant.

      NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

            o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

            o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

            o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

            o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, RSMC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

            o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                          OVERNIGHT MAIL:
      -------------                          ---------------
      Wilmington Asset                       Wilmington Asset
         Allocation Funds                       Allocation Funds
      c/o PNC Global Investment              c/o PNC Global Investment
         Servicing (U.S.) Inc.                  Servicing (U.S.) Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Funds' shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds' shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                          OVERNIGHT MAIL:
      -------------                          ---------------
      Wilmington Asset                       Wilmington Asset
         Allocation Funds                       Allocation Funds
      c/o PNC Global Investment              c/o PNC Global Investment
         Servicing (U.S.) Inc.                  Servicing (U.S.) Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below the $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

      For additional information on other ways to redeem shares, please refer to the Funds' SAI.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your A Shares in a Fund for A Shares of the following Wilmington Funds:

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Short / Intermediate-Term Bond Fund

      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for A Shares.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

      Prospectuses for A Shares of the other Wilmington Funds may be obtained free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, such amount will be designated by it and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distributions of net long-term capital gains, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The A Shares of the Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of A Shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of each Fund's average daily net assets of its A Shares is 0.25%.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

      Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s).

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL              Summary .......................    1
HISTORY OF EACH FUND.                      Performance Information .......    3
                                           Fees and Expenses .............    9
                                           Example .......................   10
                                           Investment Objective ..........   10
                                           Principal Investment
                                             Strategies ..................   11
                                           Additional Risk Information ...   12
                                           Financial Highlights ..........   14

DETAILS ABOUT THE                      MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                         Investment Adviser ............   17
                                           Fund Managers .................   18
                                           Service Providers .............   19

POLICIES AND INSTRUCTIONS              SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING                   Pricing of Shares .............   20
AND CLOSING AN ACCOUNT                     Purchase of Shares ............   20
IN ANY OF THE FUNDS.                       Redemption of Shares ..........   23
                                           Exchange of Shares ............   26
                                           Distributions .................   27
                                           Taxes .........................   28

DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS                  Additional Compensation to
AND SHARE CLASSES.                            Financial Intermediaries ...   29
                                           Share Classes .................   30

                                       FOR MORE INFORMATION ..............   31

                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment        o     The WILMINGTON LARGE-CAP VALUE FUND and the WILMINGTON
Objective               SMALL-CAP CORE FUND each seeks long-term capital
                        appreciation.

                  o     The WILMINGTON LARGE-CAP GROWTH FUND seeks superior
                        long-term growth of capital.
--------------------------------------------------------------------------------
Investment        o     Equity (or equity-related) securities
Focus
--------------------------------------------------------------------------------
Share Price       o     High
Volatility
--------------------------------------------------------------------------------
Primary           o     The WILMINGTON LARGE-CAP GROWTH FUND invests at least
Investment              80% of its assets in a diversified portfolio of U.S.
Strategies              equity (or equity-related) securities of large-cap
                        companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with growth characteristics.

                  o The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity- related) securities of large-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with value characteristics.

                  o The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity- related) securities of small-cap companies. The Fund's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

--------------------------------------------------------------------------------
Principal Risks   The Funds are subject to the risks summarized below and
                  further described under the heading "Additional Risk
                  Information."

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                  o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the stocks that a Fund holds will increase in value.

                  o A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  o Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                  o A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  o Small-capitalization companies may be more vulnerable to adverse business or economic developments than large companies, and their securities may be less liquid and more volatile than securities of larger companies.

                  o     The performance of a Fund will depend on whether the
                        investment adviser is successful in pursuing its
                        investment strategy.
--------------------------------------------------------------------------------
Investor          o     Investors who want the value of their investment to grow
Profile                 and who are willing to accept more volatility for the
                        possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                        WILMINGTON LARGE-CAP GROWTH FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one, five and ten years, before and after taxes, compared with those of the Russell 1000 Growth Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Until February 23, 1998, the Fund invested in both large and small capitalization securities. Currently, the Fund invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Fund's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                       PERFORMANCE YEARS           RETURNS
                       -----------------           -------
                              1998                  23.58%
                              1999                  48.10%
                              2000                 -21.09%
                              2001                 -33.06%
                              2002                 -30.37%
                              2003                  26.65%
                              2004                   2.17%
                              2005                   9.74%
                              2006                   5.08%
                              2007                  10.14%

                      BEST QUARTER              WORST QUARTER
                      ------------              -------------
                         41.39%                     -25.62%
                  (December 31, 1999)          (March 31, 2001)

      Calendar Year-to-Date Total Return as of September 30, 2008: -19.75%

LARGE-CAP GROWTH FUND -- INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------   ------   -------   --------
Return Before Taxes                                    10.14%    10.44%     1.02%
Return After Taxes on Distributions(1)                 10.13%    10.42%    (0.16%)
Return After Taxes on Distributions and Sale of
   Shares(1)                                            6.61%     9.11%     0.67%
Russell 1000 Growth Index (reflects no deductions
   for fees, expenses or taxes)(2)                     11.81%    12.11%     3.83%

(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON LARGE-CAP VALUE FUND

      The bar chart and performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of the Russell 1000 Value Index, a broad measure of market performance. This performance information includes the performance of the Fund's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for the period January 1, 1998 to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                              1998                 -2.75%
                              1999                  3.02%
                              2000                 19.15%
                              2001                 -5.14%
                              2002                -28.06%
                              2003                 25.79%
                              2004                 15.12%
                              2005                  3.49%
                              2006                 15.81%
                              2007                  6.23%

                      BEST QUARTER              WORST QUARTER
                      ------------              -------------
                         17.84%                    -19.03%
                    (June 30, 2003)          (September 30, 2002)

      Calendar Year-to-Date Total Return as of September 30, 2008: -13.96%

LARGE-CAP VALUE FUND --
INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS                           SINCE
AS OF DECEMBER 31, 2007         1 YEAR   5 YEARS   JUNE 29, 1998   10 YEARS(1)
----------------------------    ------   -------   -------------   -----------
Return Before Taxes              6.23%    13.02%       4.14%          4.15%(2)
Return After Taxes
  on Distributions(3)            4.35%    12.46%       3.52%           N/A
Return After Taxes on
  Distributions and
  Sale of Shares(3)              6.53%    11.38%       3.35%           N/A
Russell 1000 Value Index
  (reflects no deductions for
  fees, expenses or taxes)(4)   (0.17)%   14.63%       6.82%          7.68%

(1) For periods prior to June 29, 1998, the Fund's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund was treated differently than the Fund for Federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON SMALL-CAP CORE FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and since inception, before and after taxes, compared with those of the Russell 2000 Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                PERFORMANCE YEARS                          RETURNS
                -----------------                          -------
                      1999                                  21.86%
                      2000                                   2.31%
                      2001                                  -1.37%
                      2002                                 -23.91%
                      2003                                  32.59%
                      2004                                  12.83%
                      2005                                   7.01%
                      2006                                  12.42%
                      2007                                  -0.74%

                   BEST QUARTER               WORST QUARTER
                   ------------               -------------
                      22.89%                     -22.01%
                 (March 31, 2000)          (September 30, 2001)

      Calendar Year-to-Date Total Return as of September 30, 2008: -13.59%

SMALL-CAP CORE FUND -- INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF                              SINCE INCEPTION
DECEMBER 31, 2007                             1 YEAR   5 YEARS  (JUNE 29, 1998)
--------------------------------------------  -------  -------  ---------------
Return Before Taxes                           (0.74%)   12.30%       4.86%
Return After Taxes on Distributions(1)        (5.30%)   10.07%       3.45%
Return After Taxes on Distributions
   and Sale of Shares(1)                       3.43%    10.22%       3.83%
Russell 2000 Index (reflects no deductions
   for fees, expenses or taxes)(2)            (1.57%)   16.25%       7.09%

(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

                                                                   INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)            SHARES
-----------------------------------------------------------        -------------
Maximum sales charge (load) imposed on purchases                       None
Maximum deferred sales charge                                          None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                                 None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             LARGE-CAP    LARGE-CAP   SMALL-CAP
                                            GROWTH FUND   VALUE FUND  CORE FUND
                                            -----------  -----------  ---------
Management fees                               0.60%        0.60%       0.75%(1)
Distribution (Rule 12b-1) fees                None         None        None
Other expenses                                0.53%        0.61%       1.00%
Acquired Fund fees and expenses(2)              --(3)        --(3)       --(3)
TOTAL ANNUAL FUND OPERATING EXPENSES          1.13%        1.21%       1.75%
Waivers/Reimbursements                       (0.02)%(4)   (0.02)%(4)  (0.06)%(4)
NET EXPENSES                                  1.11%(4)     1.19%(4)    1.69%(4)


(1) The Annual Fund Operating Expenses have been restated to reflect that Rodney Square Management Corporation ("RSMC") effective April 2, 2008 assumed management of all the assets of the Small-Cap Core Fund (the "Fund"). RSMC receives a management fee at the annual rate of 0.75% of the Fund's average daily net assets. In connection with the change, RSMC has agreed to waive a portion of its management fee at the annual rate of 0.15% of the Fund's average daily net assets. The fee waiver can be terminated at any time by RSMC. Taking the fee waiver into account for the entire fiscal year, the estimated Net Expenses would have been 1.54% for the fiscal year ended June 30, 2008.


(2) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(3)   Acquired Fund fees and expenses are less than 0.005%.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

      INSTITUTIONAL SHARES                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
      --------------------                    ------  -------  -------  --------
      Large-Cap Growth Fund                   $  115  $   359  $   622  $  1,375
      Large-Cap Value Fund                    $  123  $   384  $   665  $  1,466
      Small-Cap Core Fund                     $  178  $   551  $   949  $  2,062

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF INSTITUTIONAL SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON LARGE-CAP VALUE FUND and the WILMINGTON SMALL-CAP CORE FUND each seeks long-term capital appreciation. The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

      The investment objective for each of the Funds may not be changed without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate each Fund's holdings among various market sectors based on economic analysis of the overall business cycle.

      The WILMINGTON LARGE-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

      The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.

      THE WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in equity securities of small-cap companies. RSMC employs a growth and value investment approach and invests in common or preferred stock of U.S. companies that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 Index or S&P 600 SmallCap Index.

      For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

      EACH OF THE FUNDS. The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

      Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. The use of derivatives may involve leverage. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

            o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

            o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

            o SMALL-CAP RISK: The risk associated with investing in the securities of smaller, less well-known companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

LARGE-CAP GROWTH FUND(1)-- INSTITUTIONAL SHARES

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                        ----------------------------------------------------------
                                                          2008         2007        2006         2005(1)     2004
                                                        --------     --------    --------      --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $  12.61     $  10.73    $  10.31      $   9.93   $   8.73
                                                        --------     --------    --------      --------   --------
INVESTMENT OPERATIONS:
   Net investment income (loss) .....................      (0.01)(2)     0.02(2)       --(2,3)     0.03       0.01
   Net realized and unrealized gain (loss) on
      investments ...................................      (0.68)        1.87        0.42          0.38       1.20
                                                        --------     --------    --------      --------   --------
      Total from investment operations ..............      (0.69)        1.89        0.42          0.41       1.21
                                                        --------     --------    --------      --------   --------
DISTRIBUTIONS:
   From net investment income .......................      (0.01)       (0.01)         --(3)      (0.03)     (0.01)
                                                        --------     --------    --------      --------   --------
      Total distributions ...........................      (0.01)       (0.01)         --         (0.03)     (0.01)
                                                        --------     --------    --------      --------   --------
NET ASSET VALUE -- END OF YEAR ......................   $  11.91     $  12.61    $  10.73      $  10.31   $   9.93
                                                        ========     ========    ========      ========   ========
TOTAL RETURN ........................................      (5.48)%      17.66%       4.12%         4.09%     13.86%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
      Including expense limitations .................       1.11%        1.04%       1.13%         1.10%      0.98%
      Excluding expense limitations .................       1.13%        1.05%       1.15%         1.15%      1.01%
   Net investment income (loss) .....................      (0.10)%       0.14%      (0.01)%        0.28%      0.08%
   Portfolio turnover rate ..........................        107%          87%        129%          230%        87%
Net assets at the end of year (000 omitted) .........   $ 36,952     $ 41,200    $ 50,321      $ 35,809   $ 49,418

(1) Effective December 15, 2004, Rodney Square Management Corporation replaced Roxbury Capital Management, LLC as the Adviser to the Large-Cap Growth Fund.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

(3)   Less than $0.01 per share.

(4) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - WT Large-Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

LARGE-CAP VALUE FUND -- INSTITUTIONAL SHARES

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                        ----------------------------------------------------------
                                                          2008         2007        2006          2005       2004
                                                        --------     --------    --------      --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $  13.01     $  10.91    $  10.16      $   9.45   $   8.19
                                                        --------     --------    --------      --------   --------
INVESTMENT OPERATIONS:
   Net investment income ............................       0.11(1)      0.15(1)     0.10(1)       0.12       0.08
   Net realized and unrealized gain (loss) on
      investments ...................................      (1.12)        2.10        0.81          0.70       1.26
                                                        --------     --------    --------      --------   --------
      Total from investment operations ..............      (1.01)        2.25        0.91          0.82       1.34
                                                        --------     --------    --------      --------   --------
DISTRIBUTIONS:
   From net investment income .......................      (0.12)       (0.15)      (0.16)        (0.11)     (0.08)
   From net realized gains ..........................      (1.36)          --          --            --         --
                                                        --------     --------    --------      --------   --------
      Total distributions ...........................      (1.48)       (0.15)      (0.16)        (0.11)     (0.08)
                                                        --------     --------    --------      --------   --------
NET ASSET VALUE -- END OF YEAR ......................   $  10.52     $  13.01    $  10.91      $  10.16   $   9.45
                                                        ========     ========    ========      ========   ========
TOTAL RETURN ........................................      (8.50)%      20.71%       8.99%         8.66%     16.47%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations .................       1.19%        1.10%       1.04%         1.02%      1.00%
      Excluding expense limitations .................       1.21%        1.11%       1.06%         1.05%      1.03%
   Net investment income ............................       0.96%        1.30%       0.91%         1.13%      0.94%
   Portfolio turnover rate ..........................         62%          83%        129%           28%        26%
Net assets at the end of year (000 omitted) .........   $ 28,419     $ 39,067    $ 42,421      $ 47,968   $ 51,729

(1) The net investment income per share was calculated using the average shares outstanding method.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large-Cap Value Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

SMALL-CAP CORE FUND -- INSTITUTIONAL SHARES

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        -----------------------------------------------------------------
                                                           2008          2007          2006          2005          2004
                                                        ----------    ----------    ----------    ----------    ---------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $    11.32    $    11.29    $    10.63    $    10.75    $    8.59
                                                        ----------    ----------    ----------    ----------    ---------

INVESTMENT OPERATIONS:
   Net investment loss(1) ...........................        (0.08)        (0.09)        (0.07)        (0.07)       (0.07)
   Net realized and unrealized gain (loss) on
      investments ...................................        (1.29)         1.81          1.48          0.67         2.23
                                                        ----------    ----------    ----------    ----------    ---------

      Total from investment operations ..............        (1.37)         1.72          1.41          0.60         2.16
                                                        ----------    ----------    ----------    ----------    ---------

DISTRIBUTIONS:
   From net realized gains. .........................        (2.51)        (1.69)        (0.75)        (0.72)          --
                                                        ----------    ----------    ----------    ----------    ---------
      Total distributions. ..........................        (2.51)        (1.69)        (0.75)        (0.72)          --
                                                        ----------    ----------    ----------    ----------    ---------
NET ASSET VALUE -- END OF YEAR ......................   $     7.44    $    11.32    $    11.29    $    10.63    $   10.75
                                                        ==========    ==========    ==========    ==========    =========
TOTAL RETURN ........................................       (13.02)%       16.40%        13.65%         5.65%       25.15%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations .................         1.73%         1.53%         1.34%         1.27%        1.19%
      Excluding expense limitations .................         1.82%         1.54%         1.36%         1.29%        1.21%
   Net investment loss ..............................        (0.91)%       (0.82)%       (0.70)%       (0.69)%      (0.74)%
   Portfolio turnover rate ..........................          118%          137%          142%           15%         142%
Net assets at the end of year (000 omitted) .........   $   17,949    $   33,275    $   48,750    $   53,510    $  73,324

(1) The net investment loss per share was calculated using the average shares outstanding method.

(2) For the period presented through November 30, 2003, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. For the period December 1, 2003 through June 30, 2005, the Fund operated in a "fund-of-funds" structure. The expense and the net investment loss ratios during this period include expenses allocated from the underlying funds, WT Investment Trust I - Small Cap Growth Series and WT Investment Trust I
      - Small Cap Value Series, and the portfolio turnover rate reflects the Fund's investment activity. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC or its affiliates, received from the Funds the following advisory fees, after waivers and reimbursements, as a percentage of average daily net assets:

        Large-Cap Growth Fund               0.60%
        Large-Cap Value Fund                0.60%
        Small-Cap Core Fund                 0.79%

      WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      The day-to-day management of each Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

      REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

      ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

      RAFAEL E. TAMARGO, CFA, is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

      EDWARD S. FORRESTER, CFA, is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management from 1999 to 2006.

      ALLEN E. CHOINSKI, CFA is an Assistant Vice President for quantitative equity research and portfolio management to support WTIM's equity funds. Prior to 2007, Allen worked with Alpha Equity Management, LLC, where he researched quantitative equity investment strategies. Allen began his career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management.

      The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Funds' primary service providers.

Asset                                                                      Shareholder
Management                                                                 Services
----------------------------------                                         -------------------------------
|                                |                                         |                             |
|       INVESTMENT ADVISER       |                                         |        TRANSFER AGENT       |
|        AND ADMINISTRATOR       |                                         |                             |
|                                |                                         |    PNC GLOBAL INVESTMENT    |
|          RODNEY SQUARE         |                                         |    SERVICING (U.S.) INC.    |
|         MANAGEMENT CORP.       |---------                         -------|       760 MOORE ROAD        |
|    1100 NORTH MARKET STREET    |        |                         |      |  KING OF PRUSSIA, PA 19406  |
|      WILMINGTON, DE 19890      |        |                         |      |                             |
|                                |        |                         |      | Handles certain shareholder |
|                                |    ----------------------------------   |     services, including     |
|                                |    |                                |   |      recordkeeping and      |
|       Manages each Fund's      |    |          WT MUTUAL FUND        |   |         statements,         |
|    investment activities and   |    |                                |   |   payment of distributions  |
|  oversees Fund administration  |    |       WILMINGTON LARGE-CAP     |   |  and processing of buy and  |
|  and other service providers.  |    |           GROWTH FUND          |   |        sell requests.       |
|                                |    |                                |   |                             |
----------------------------------    |      WILMINGTON LARGE-CAP      |   -------------------------------
                                      |           VALUE FUND           |
                                      |                                |
                                      |      WILMINGTON SMALL-CAP      |
                                      |            CORE FUND           |
Fund                                  |                                |   Fund Asset
Operations                            ----------------------------------   Safe Keeping
----------------------------------        |            |            |      -------------------------------
|                                |        |            |            |      |                             |
|       SUB-ADMINISTRATOR        |        |            |            |      |          CUSTODIAN          |
|              AND               |        |            |            |      |                             |
|       ACCOUNTING AGENT         |---------            |            -------|   WILMINGTON TRUST COMPANY  |
|                                |                     |                   |   1100 NORTH MARKET STREET  |
|     PNC GLOBAL INVESTMENT      |                     |                   |     WILMINGTON, DE 19890    |
|     SERVICING (U.S.) INC       |                     |                   |                             |
|     301 BELLEVUE PARKWAY       |                     |                   |                             |
|     WILMINGTON, DE 19809       |     Distribution    |                   |                             |
|                                |    ----------------------------------   |                             |
| Provides facilities, equipment |    |                                |   |  Holds each Fund's assets,  |
|  and personnel to carry out    |    |           DISTRIBUTOR          |   | settles all portfolio trades|
|administrative services related |    |                                |   |   and collects most of the  |
|  to each Fund and calculates   |    |       PROFESSIONAL FUNDS       |   | valuation data required for |
|      each Fund's NAV and       |    |        DISTRIBUTOR, LLC        |   | calculating each Fund's NAV |
|        distributions.          |    |         760 MOORE ROAD         |   |          per share.         |
|                                |    |   KING OF PRUSSIA, PA 19406    |   |                             |
----------------------------------    |                                |   -------------------------------
                                      |                                |
                                      | Distributes each Fund's Shares.|
                                      |                                |
                                      ----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Fund shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Funds will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                     OVERNIGHT MAIL:
      -------------                     ---------------
      Wilmington Equity Funds           Wilmington Equity Funds
      c/o PNC Global Investment         c/o PNC Global Investment
         Servicing (U.S.) Inc.             Servicing (U.S.) Inc.
      P.O. Box 9828                     101 Sabin Street
      Providence, RI 02940              Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                     OVERNIGHT MAIL:
      -------------------------         -------------------------
      Wilmington Equity Funds           Wilmington Equity Funds
      c/o PNC Global Investment         c/o PNC Global Investment
         Servicing (U.S.) Inc.             Servicing (U.S.) Inc.
      P.O. Box 9828                     101 Sabin Street
      Providence, RI 02940              Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax-Exempt Money Market Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income such amount will be designated by it and will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gains regardless of the length of time you have held your shares. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds'portfolio securities holdings. The information in the Funds'SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s).

      A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,   FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH FUND.                  Summary ...........................    1
                                       Performance Information ...........    3
                                       Fees and Expenses .................    9
                                       Example ...........................   10
                                       Investment Objective ..............   10
                                       Principal Investment Strategies ...   11
                                       Additional Risk Information .......   12
                                       Financial Highlights ..............   14

DETAILS ABOUT THE                  MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.
                                       Investment Adviser ................   17
                                       Fund Managers .....................   18
                                       Service Providers .................   19

POLICIES AND INSTRUCTIONS          SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING
AND CLOSING AN ACCOUNT                 Pricing of Shares .................   20
IN ANY OF THE FUNDS.                   Purchase of Shares ................   20
                                       Redemption of Shares ..............   24
                                       Exchange of Shares ................   28
                                       Distributions .....................   29
                                       Taxes .............................   29

DETAILS ON THE FUNDS'              DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,
RULE 12b-1 FEES AND                    Distribution Fees .................   31
SHARE CLASSES.                         Additional Compensation to
                                          Financial Intermediaries .......   31
                                       Share Classes .....................   32

                                   FOR MORE INFORMATION ..................   33

                        WILMINGTON LARGE-CAP GROWTH FUND
                        WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND

                                    A SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment        o     The WILMINGTON LARGE-CAP VALUE FUND and the WILMINGTON
Objective               SMALL-CAP CORE FUND each seeks long-term capital
                        appreciation.

                  o     The WILMINGTON LARGE-CAP GROWTH FUND seeks superior
                        long-term growth of capital.
--------------------------------------------------------------------------------
Investment        o     Equity (or equity-related) securities
Focus
--------------------------------------------------------------------------------
Share Price       o     High
Volatility
--------------------------------------------------------------------------------
Primary           o     The WILMINGTON LARGE-CAP GROWTH FUND invests at least
Investment              80% of its assets in a diversified portfolio of U.S.
Strategies              equity (or equity-related) securities of large-cap
                        companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with growth characteristics.

                  o The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with value characteristics.

                  o The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. The Fund's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

--------------------------------------------------------------------------------
Principal Risks   The Funds are subject to the risks summarized below and
                  further described under the heading "Additional Risk
                  Information."

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                  o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the stocks that a Fund holds will increase in value.

                  o A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  o Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                  o A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  o Small-capitalization companies may be more vulnerable to adverse business or economic developments than large companies, and their securities may be less liquid and more volatile than securities of larger companies.

                  o The performance of a Fund will depend on whether the investment adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor          o     Investors who want the value of their investment to grow
Profile                 and who are willing to accept more volatility for the
                        possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                        WILMINGTON LARGE-CAP GROWTH FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Growth Index, a broad measure of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                              2006                  4.82%
                              2007                  9.73%

                      BEST QUARTER              WORST QUARTER
                      ------------              -------------
                         5.96%                      -7.43%
                  (December 31, 2006)          (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -19.98%

LARGE-CAP GROWTH FUND -- A SHARES(1)                              SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------   ------   -------------------
Return Before Taxes                                     5.90%          5.28%
Return After Taxes on Distributions(2)                  5.90%          5.27%
Return After Taxes on Distributions
  and Sale of Shares(2)                                 3.84%          4.50%
Russell 1000 Growth Index (reflects no
  deductions for fees, expenses or taxes)(3)           11.81%          9.83%

(1) Average annual returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON LARGE-CAP VALUE FUND

      The bar chart and performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Value Index, a broad measure of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS             RETURNS
                       -----------------             -------
                             2006                     15.64%
                             2007                      5.98%

                          BEST QUARTER            WORST QUARTER
                      -------------------        ---------------
                             9.27%                    -1.48%
                      (December 31, 2006)        (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -14.11%

LARGE-CAP VALUE FUND -- A SHARES(1)                              SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------   ------   -------------------
Return Before Taxes                                     2.26%          8.47%
Return After Taxes on Distributions(2)                  0.48%          7.46%
Return After Taxes on Distributions
  and Sale of Shares(2)                                 3.82%          7.23%
Russell 1000 Value Index (reflects no
  deductions for fees, expenses or taxes)(3)           (0.17%)         9.94%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON SMALL-CAP CORE FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 2000 Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS            RETURNS
                       -----------------            -------
                             2006                    12.26%
                             2007                    -1.03%

                          BEST QUARTER            WORST QUARTER
                       -----------------         ---------------
                             12.12%                  -6.32%
                        (March 31, 2006)         (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -13.70%

SMALL-CAP CORE FUND -- A SHARES(1)                               SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------   ------   ------------------
Return Before Taxes                                    (4.53%)        3.76%
Return After Taxes on Distributions(2)                 (8.94%)       (0.14%)
Return After Taxes on Distributions
  and Sale of Shares(2)                                 0.84%         2.27%
Russell 2000 Index (reflects no deductions
  for fees, expenses or taxes)(3)                      (1.57%)        7.90%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             A SHARES
----------------------------------------------------------             ---------
Maximum sales charge (load) imposed on purchases(1)                      3.50%
Maximum deferred sales charge                                            None
Maximum sales charge (load) imposed on reinvested
  dividends (and other distributions)                                    None
Redemption fee(2)                                                        1.00%
Exchange fee(2)                                                          1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            LARGE-CAP     LARGE-CAP    SMALL-CAP
                                           GROWTH FUND   VALUE FUND    CORE FUND
                                           -----------   ----------   ----------
Management fees                              0.60%        0.60%        0.75%(1)
Distribution (Rule 12b-1) fees               0.25%        0.25%        0.25%
Other expenses                               0.53%        0.61%        1.00%
Acquired Fund fees and expenses(2)             --(3)        --(3)        --(3)
TOTAL ANNUAL FUND OPERATING EXPENSES         1.38%        1.46%        2.00%
Waivers/Reimbursements                      (0.02)%(4)   (0.02)%(4)   (0.06)%(4)
NET EXPENSES                                 1.36%(4)     1.44%(4)     1.94%(4)

(1) The Annual Fund Operating Expenses have been restated to reflect that Rodney Square Management Corporation ("RSMC") effective April 2, 2008 assumed management of all the assets of the Small-Cap Core Fund (the "Fund"). RSMC receives a management fee at the annual rate of 0.75% of the Fund's average daily net assets. In connection with the change, RSMC has agreed to waive a portion of its management fee at the annual rate of 0.15% of the Fund's average daily net assets. The fee waiver can be terminated at any time by RSMC. Taking the fee waiver into account for the entire fiscal year, the estimated Net Expenses would have been 1.79% for the fiscal year ended June 30, 2008.

(2) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(3)   Acquired Fund fees and expenses are less than 0.005%.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

      A SHARES                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------                     ------     -------     -------     --------
      Large-Cap Growth Fund         $486        $772       $1,079      $1,949
      Large-Cap Value Fund          $493        $796       $1,120      $2,035
      Small-Cap Core Fund           $546        $955       $1,390      $2,596

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF A SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON LARGE-CAP VALUE FUND and the WILMINGTON SMALL-CAP CORE FUND each seeks long-term capital appreciation. The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

      The investment objective for each of the Funds may not be changed without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate each Fund's holdings among various market sectors based on economic analysis of the overall business cycle.

      The WILMINGTON LARGE-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

      The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.

      The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in equity securities of small-cap companies. RSMC employs a growth and value investment approach and invests in common or preferred stock of U.S. companies that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 Index or S&P SmallCap 600 Index.

      For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

      EACH OF THE FUNDS. The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

      Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. The use of derivatives may involve leverage. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument. See "Additional Risk Information - Leverage Risk." Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

            o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

            o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

            o SMALL-CAP RISK: The risk associated with investing in the securities of smaller, less well-known companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

LARGE-CAP GROWTH FUND -- A SHARES

                                                           FOR THE YEARS          FOR THE PERIOD
                                                           ENDED JUNE 30,      DECEMBER 20, 2005 (1)
                                                       ---------------------          THROUGH
                                                         2008          2007        JUNE 30, 2006
                                                       --------     --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............   $  12.57     $  10.72         $   11.10
                                                       --------     --------         ---------
INVESTMENT OPERATIONS:
   Net investment loss(2) ..........................      (0.04)       (0.01)            (0.01)
   Net realized and unrealized gain (loss)
     on investments ................................      (0.68)        1.87             (0.37)
                                                       --------     --------         ---------
     Total from investment operations ..............      (0.72)        1.86             (0.38)
                                                       --------     --------         ---------
DISTRIBUTIONS:
   From net investment income ......................         --(3)     (0.01)              --
                                                       --------     --------         ---------
     Total distributions ...........................         --        (0.01)              --
                                                       --------     --------         ---------
NET ASSET VALUE -- END OF PERIOD ...................   $  11.85     $  12.57         $   10.72
                                                       ========     ========         =========
TOTAL RETURN(4) ....................................      (5.72)%      17.31%            (3.42)%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations .................       1.36%        1.29%             1.38%*
     Excluding expense limitations .................       1.38%        1.29%             1.40%*
   Net investment loss .............................      (0.36)%      (0.12)%           (0.12)%*
   Portfolio turnover rate .........................        107%          87%              129%(5)
Net assets at the end of period
   (000 omitted) ...................................   $     11     $     11         $      10

*     Annualized

**    Not annualized

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3)   Less than $0.01 per share.

(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(5) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

LARGE-CAP VALUE FUND -- A SHARES

                                                           FOR THE YEARS          FOR THE PERIOD
                                                           ENDED JUNE 30,      DECEMBER 20, 2005 (1)
                                                       ---------------------          THROUGH
                                                         2008          2007        JUNE 30, 2006
                                                       --------     --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............   $  13.01     $  10.91         $   10.59
                                                       --------     --------         ---------
INVESTMENT OPERATIONS:
   Net investment income(2) ........................       0.09         0.12              0.04
   Net realized and unrealized gain (loss)
     on investments ................................      (1.13)        2.10              0.31
                                                       --------     --------         ---------
     Total from investment operations ..............      (1.04)        2.22              0.35
                                                       --------     --------         ---------
DISTRIBUTIONS:
   From net investment income ......................      (0.09)       (0.12)            (0.03)
   From net realized gains .........................      (1.36)          --                --
                                                       --------     --------         ---------
     Total distributions ...........................      (1.45)       (0.12)            (0.03)
                                                       --------     --------         ---------
NET ASSET VALUE -- END OF PERIOD ...................   $  10.52     $  13.01         $   10.91
                                                       ========     ========         =========
TOTAL RETURN(3) ....................................      (8.71)%      20.42%             3.36%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations .................       1.44%        1.35%             1.34%*
     Excluding expense limitations .................       1.46%        1.36%             1.38%*
   Net investment income............................       0.76%        1.01%             0.77%*
   Portfolio turnover rate .........................         62%          83%              129%(4)
Net assets at the end of period
   (000 omitted) ...................................   $     11     $     36         $      10

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

SMALL-CAP CORE FUND -- A SHARES

                                                           FOR THE YEARS          FOR THE PERIOD
                                                           ENDED JUNE 30,      DECEMBER 20, 2005 (1)
                                                       ---------------------          THROUGH
                                                         2008         2007         JUNE 30, 2006
                                                       --------     --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............   $  11.27     $  11.27         $   10.67
                                                       --------     --------         ---------
INVESTMENT OPERATIONS:
   Net investment loss(2) ..........................      (0.10)       (0.12)            (0.06)
   Net realized and unrealized gain (loss)
     on investments ................................      (1.28)        1.81              0.66
                                                       --------     --------         ---------
     Total from investment operations ..............      (1.38)        1.69              0.60
                                                       --------     --------         ---------

DISTRIBUTIONS:
   From net realized gains .........................      (2.51)       (1.69)               --
                                                       --------     --------         ---------
     Total distributions ...........................      (2.51)       (1.69)               --
                                                       --------     --------         ---------
NET ASSET VALUE -- END OF PERIOD ...................   $   7.38     $  11.27         $   11.27
                                                       ========     ========         =========
TOTAL RETURN (3) ...................................     (13.17)%      16.15%             5.62%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations .................       1.98%        1.78%             1.64%*
     Excluding expense limitations..................       2.07%        1.79%             1.67%*
   Net investment loss .............................      (1.15)%      (1.09)%           (0.96)%*
   Portfolio turnover rate .........................        118%         137%              142%(4)
Net assets at the end of period
     (000 omitted)..................................   $     10     $     12         $      11

*     Annualized

**    Not annualized

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, RSMC or its affiliates, received from the Funds the following advisory fees, after waivers and reimbursements, as a percentage of average daily net assets:

             Large-Cap Growth Fund                         0.60%
             Large-Cap Value Fund                          0.60%
             Small-Cap Core Fund                           0.79%

      WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      The day-to-day management of each Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

      REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

      ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

      RAFAEL E. TAMARGO, CFA is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

      EDWARD S. FORRESTER, CFA is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management from 1999 to 2006.

      ALLEN E. CHOINSKI, CFA is an Assistant Vice President for quantitative equity research and portfolio management to support WTIM's equity funds. Prior to 2007, Allen worked with Alpha Equity Management, LLC, where he researched quantitative equity investment strategies. Allen began his career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management.

      The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Funds' primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services
-----------------------------------                                         --------------------------------
|                                 |                                         |                              |
|      INVESTMENT ADVISER         |                                         |         TRANSFER AGENT       |
|       AND ADMINISTRATOR         |                                         |                              |
|                                 |                                         |     PNC GLOBAL INVESTMENT    |
|         RODNEY SQUARE           |                                         |      SERVICING (U.S.) INC.   |
|       MANAGEMENT CORP.          |                                         |         760 MOORE ROAD       |
|   1100 NORTH MARKET STREET      |                                         |   KING OF PRUSSIA, PA 19406  |
|     WILMINGTON, DE 19890        |   -----------------------------------   |                              |
|                                 |   |                                 |   |                              |
|      Manages each Fund's        |---|          WT MUTUAL FUND         |---|  Handles certain shareholder |
|   investment activities and     |   |                                 |   |      services, including     |
| oversees Fund administration    |   |       WILMINGTON LARGE-CAP      |   | recordkeeping and statements,|
| and other service providers.    |   |           GROWTH FUND           |   |   payment of distributions   |
|                                 |   |                                 |   |   and processing of buy and  |
|                                 |   |       WILMINGTON LARGE-CAP      |   |        sell requests.        |
-----------------------------------   |            VALUE FUND           |   --------------------------------
                                      |                                 |
                                      |       WILMINGTON SMALL-CAP      |
Fund                                  |             CORE FUND           |     Fund Asset
Operations                            -----------------------------------     Safe Keeping
-----------------------------------      |             |            |       --------------------------------
|                                 |      |             |            |       |                              |
|        SUB-ADMINISTRATOR        |      |             |            |       |          CUSTODIAN           |
|               AND               |-------             |            --------|                              |
|        ACCOUNTING AGENT         |                    |                    |    WILMINGTON TRUST COMPANY  |
|                                 |    Distribution    |                    |   1100 NORTH MARKET STREET   |
|      PNC GLOBAL INVESTMENT      |   -----------------------------------   |      WILMINGTON, DE 19890    |
|      SERVICING (U.S.) INC.      |   |                                 |   |                              |
|      301 BELLEVUE PARKWAY       |   |           DISTRIBUTOR           |   |                              |
|      WILMINGTON, DE 19809       |   |                                 |   |                              |
|                                 |   |        PROFESSIONAL FUNDS       |   |                              |
| Provides facilities, equipment  |   |         DISTRIBUTOR, LLC        |   |   Holds each Fund's assets,  |
|   and personnel to carry out    |   |         760 MOORE ROAD          |   | settles all portfolio trades |
| administrative services related |   |    KING OF PRUSSIA, PA 19406    |   |   and collects most of the   |
|   to each Fund and calculates   |   |                                 |   |   valuation data required for|
|       each Fund's NAV and       |   |                                 |   |  calculating each Fund's NAV |
|         distributions.          |   |                                 |   |           per share.         |
|                                 |   |                                 |   |                              |
|                                 |   |                                 |   |                              |
-----------------------------------   | Distributes each Fund's Shares. |   --------------------------------
                                      |                                 |
                                      -----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

     A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

          o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

          o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

     The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund. A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                        SALES CHARGE AS A   SALES CHARGE AS A
   YOUR INVESTMENT IN                     PERCENTAGE OF       PERCENTAGE OF
   A SHARES OF THE FUND                  OFFERING PRICE      YOUR INVESTMENT
   -----------------------              -----------------   -----------------
   $1,000 up to $100,000                      3.50%               3.63%
   $100,000 up to $250,000                    2.00%               2.04%
   $250,000 up to $500,000                    1.50%               1.52%
   Over $500,000                              None                None

SALES CHARGE REDUCTIONS AND WAIVERS

     REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

          o Accumulation privilege -- permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

          o Letter of intent -- permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

     To use these privileges, discuss your eligibility with your financial consultant.

     NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

          o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

          o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

          o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

          o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

          o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

     You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

     NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

     In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

     The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

     REGULAR MAIL:               OVERNIGHT MAIL:
     -------------------------   -------------------------
     Wilmington Equity Funds     Wilmington Equity Funds
     c/o PNC Global Investment   c/o PNC Global Investment
        Servicing (U.S.) Inc.       Servicing (U.S.) Inc.
     P.O. Box 9828               101 Sabin Street
     Providence, RI 02940        Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below). It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a

Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

        REGULAR MAIL:                           OVERNIGHT MAIL:
        -------------                           ---------------
        Wilmington Equity Funds                 Wilmington Equity Funds
        c/o PNC Global Investment               c/o PNC Global Investment
           Servicing (U.S.) Inc.                   Servicing (U.S.) Inc.
        P.O. Box 9828                           101 Sabin Street
        Providence, RI 02940                    Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income such amount will be designated by it and will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The A Shares of each Fund have a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Fund can charge is 0.25% of the Fund's A Shares average daily net assets.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

              FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on each Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                            WILMINGTON MULTI-MANAGER
                                 LARGE-CAP FUND

                            WILMINGTON MULTI-MANAGER
                                 SMALL-CAP FUND

                            WILMINGTON MULTI-MANAGER
                               INTERNATIONAL FUND

                            WILMINGTON MULTI-MANAGER
                                 REAL ASSET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,   FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL         Summary ..............................   1
HISTORY OF EACH FUND.                 Performance Information ..............   6
                                      Fees and Expenses ....................  13
                                      Example ..............................  15

                                   ADDITIONAL INVESTMENT INFORMATION
                                      Investment Objective .................  16
                                      Principal Investment
                                         Strategies ........................  16
                                      Additional Risk Information ..........  32
                                      Financial Highlights .................  37

                                   MANAGEMENT OF THE FUNDS
DETAILS ABOUT THE                     Investment Adviser ...................  41
SERVICE PROVIDERS.                    Fund Management ......................  42
                                      Service Providers ....................  54

                                   SHAREHOLDER INFORMATION
                                      Pricing of Shares ....................  55
POLICIES AND INSTRUCTIONS             Purchase of Shares ...................  56
FOR OPENING, MAINTAINING              Redemption of Shares .................  58
AND CLOSING AN ACCOUNT                Exchange of Shares ...................  61
IN ANY OF THE FUNDS.                  Distributions ........................  62
                                      Taxes ................................  63

                                   DISTRIBUTION ARRANGEMENTS
                                      Additional Compensation to
DETAILS ON THE FUNDS'                    Financial Intermediaries ..........  65
DISTRIBUTION ARRANGEMENTS             Share Classes ........................  66
AND SHARE CLASSES.
                                   FOR MORE INFORMATION ....................  67

                            WILMINGTON MULTI-MANAGER
                                 LARGE-CAP FUND

                            WILMINGTON MULTI-MANAGER
                                 SMALL-CAP FUND

                            WILMINGTON MULTI-MANAGER
                               INTERNATIONAL FUND

                            WILMINGTON MULTI-MANAGER
                                 REAL ASSET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment        o     The investment objective of each of WILMINGTON MULTI-
Objective               MANAGER LARGE-CAP FUND and WILMINGTON MULTI-MANAGER
                        SMALL-CAP FUND is to achieve long-term capital appreciation.

                  o The investment objective of WILMINGTON MULTI-MANAGER INTERNATIONAL FUND is to achieve superior long-term capital appreciation.

                  o     The investment objective of WILMINGTON MULTI-MANAGER
                        REAL ASSET FUND is to achieve long-term preservation of
                        capital with current income.
--------------------------------------------------------------------------------
Share Price       o     High
Volatility
--------------------------------------------------------------------------------
Principal         o     WILMINGTON MULTI-MANAGER LARGE-CAP FUND (the "Large-Cap
Investment              Fund") invests at least 80% of its assets in a
Strategies              diversified portfolio of U.S. equity (or equity-related)
                        securities of large-cap corporations.

                  o WILMINGTON MULTI-MANAGER SMALL-CAP FUND (the "Small-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap corporations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  o WILMINGTON MULTI-MANAGER INTERNATIONAL FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                  o WILMINGTON MULTI-MANAGER REAL ASSET FUND (the "Real Asset Fund"), under normal market conditions invests at least 80% of its net assets in "Real Return" assets consisting of (i) inflation- protected debt securities,
                        (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

                  o Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds ("ETFs"). Rodney Square Management Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility for securities selection and portfolio management of the Funds to the following sub-advisers:

                        FOR ALL FUNDS:        Wilmington Trust Investment
                                              Management, LLC.

                        LARGE-CAP FUND:       Armstrong Shaw Associates, Inc.,
                                              First Quadrant, L.P., Montag &
                                              Caldwell, Inc., and Robeco
                                              Investment Management, Inc.

                        SMALL-CAP FUND:       Systematic Financial Management
                                              L.P. and TAMRO Capital Partners
                                              LLC.

                        INTERNATIONAL FUND:   Acadian Asset Management LLC,
                                              Artio Global Management LLC,
                                              Dimensional Fund Advisors LP,
                                              Goldman Sachs Asset Management,
                                              L.P., Parametric Portfolio
                                              Associates LLC, and Principal
                                              Global Investors LLC.

                        REAL ASSET FUND:      AEW Management and Advisors, L.P.,
                                              EII Realty Securities Inc. and ING
                                              Clarion Real Estate Securities
                                              L.P.
--------------------------------------------------------------------------------
Principal         The Funds are subject to the risks summarized below and
Risks             further described under the heading "Additional Risk
                  Information" in this prospectus.

                  o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

--------------------------------------------------------------------------------
                  o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                  o A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                  o Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of another sub-adviser.

                  o Each Fund may use derivative instruments to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due under the derivative's terms, the Fund can lose money on the investment. Also, the underlying security or asset on which the derivative is based, or the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund's share prices may fall, or the Fund may receive less income than expected, or its investment may be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund's share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, could increase the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus could increase the Fund's transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

--------------------------------------------------------------------------------
                  o Small companies may be more vulnerable than large-cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                  o The International Fund and the Real Asset Fund are subject to additional risks of investing in foreign markets and are also subject to the risk of losses caused by changes in foreign currency exchange rates. The International Fund and the Real Asset Fund may also invest in securities of companies operating in emerging market countries. Securities of such companies may be more volatile than securities of companies operating in more developed markets and therefore may involve greater risks.

                  o Because the Real Asset Fund invests in companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                  o The Real Asset Fund's investments in commodity-linked derivative instruments and other commodity/natural resource related securities may subject the Real Asset Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

                  o The value of real estate-linked derivative instruments and other real-estate related securities may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.

                  o Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the "1940 Act"). REITs

--------------------------------------------------------------------------------
                        have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

                  o     The performance of each Fund will depend on whether or
                        not the investment adviser or sub-adviser is successful
                        in pursuing its investment strategy.
--------------------------------------------------------------------------------
Investor          o     Investors who want the value of their investment to grow
Profile                 and who are willing to accept more volatility for the
                        possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Large-Cap Fund from calendar year to calendar year and show how the average annual total returns for one year, three years and since inception, before and after taxes, compared with those of the Russell 1000 Index and the S&P 500 Index, both broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                         PERFORMANCE YEARS      RETURNS
                         -----------------      -------
                               2004              10.18%
                               2005               5.48%
                               2006              13.08%
                               2007               6.35%

                     BEST QUARTER              WORST QUARTER
                 -------------------        -------------------
                        8.88%                     -2.16%
                 (December 31, 2004)        (December 31, 2007)

      Calendar Year-to-Date Total Return as of September 30, 2008: -19.87%

                                                                               SINCE
LARGE-CAP FUND -- INSTITUTIONAL SHARES                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   3 YEARS    (JULY 1, 2003)
----------------------------------------------------   ------   -------    --------------
Return Before Taxes                                     6.35%     8.25%         9.92%
Return After Taxes on Distributions(1)                  5.64%     7.69%         9.49%
Return After Taxes on Distributions and
   Sale of Fund Shares(1)                               5.09%     7.03%         8.55%
Russell 1000 Index (reflects no deductions
   for fees, expenses or taxes)(2)                      5.77%     9.08%        12.09%
S&P 500 Index (reflects no deductions
   for fees, expenses or taxes)(3)                      5.49%     8.61%        11.56%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(3) The S&P 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, three years and since inception, before and after taxes, compared with those of the Russell 2000 Index and the S&P SmallCap 600 Index, both broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                         PERFORMANCE YEARS      RETURNS
                         -----------------      -------
                                2004             18.22%
                                2005              5.42%
                                2006             12.05%
                                2007             -1.65%

                        BEST QUARTER           WORST QUARTER
                    -------------------       ---------------
                           13.95%                  -6.39%
                    (December 31, 2004)       (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -13.29%

                                                                              SINCE
SMALL-CAP FUND -- INSTITUTIONAL SHARES                                       INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   3 YEARS   (JULY 1, 2003)
----------------------------------------------------   ------   -------   --------------
Return Before Taxes                                    (1.65%)   5.13%        11.70%
Return After Taxes on Distributions(1)                 (5.65%)   2.51%         9.68%
Return After Taxes on Distributions
   and Sale of Fund Shares(1)                           2.10%    3.95%         9.79%
Russell 2000 Index (reflects no deductions
   for fees, expenses or taxes)(2)                     (1.57%)   6.80%        13.95%
S&P SmallCap 600 Index (reflects no
   deductions for fees, expenses or taxes)(3)          (0.30%)   7.32%        14.81%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(3) The S&P SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compared with those of the MSCI EAFE Index, a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for the period January 1, 1998 to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total returns of the Fund would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                         PERFORMANCE YEARS      RETURNS
                         -----------------      -------
                                1998             13.48%
                                1999             41.72%
                                2000            -15.60%
                                2001            -26.91%
                                2002            -18.10%
                                2003             33.95%
                                2004             22.10%
                                2005             14.21%
                                2006             27.97%
                                2007             12.87%

                        BEST QUARTER           WORST QUARTER
                    -------------------     --------------------
                           30.08%                 -19.24%
                    (December 31, 1999)     (September 30, 2002)

      Calendar Year-to-Date Total Return as of September 30, 2008: -30.73%

INTERNATIONAL FUND -- INSTITUTIONAL SHARES                           SINCE
AVERAGE ANNUAL TOTAL RETURNS                                       INCEPTION
AS OF DECEMBER 31, 2007                      1 YEAR   5 YEARS   (JUNE 29, 1998)   10 YEARS(1)
------------------------------------------   ------   -------   ---------------   -----------
Return Before Taxes                          12.87%    21.96%        7.09%           8.17%(2)
Return After Taxes on
   Distributions(3)                           8.77%    20.24%        5.49%            N/A
Return After Taxes on
   Distributions and Sale
   of Fund Shares(3)                         11.57%    19.01%        5.51%            N/A
MSCI EAFE Index (reflects
   no deductions for fees,
   expenses or taxes)(4)                     11.17%    21.59%        7.45%           8.66%

(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for Federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, three years and since inception, before and after taxes, compared with those of the Lehman U.S. Treasury Inflation Protected Securities Index, a broad measure of market performance and a blend of indices ("Blended Indices"). On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and
(iii) commodity/natural resource-related securities. Prior to that date, the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

      Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                         PERFORMANCE YEARS      RETURNS
                         -----------------      -------
                                2004             28.49%
                                2005             13.20%
                                2006             15.29%
                                2007              8.01%

                        BEST QUARTER           WORST QUARTER
                     -------------------     ----------------
                           14.70%                 -5.87%
                     (December 31, 2004)     (March 31, 2005)

       Calendar Year-to-Date Total Return as of September 30, 2008: 1.83%

                                                                               SINCE
REAL ASSET FUND -- INSTITUTIONAL SHARES                                      INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   3 YEARS   (JULY 1, 2003)
----------------------------------------------------   ------   -------   --------------
Return Before Taxes                                     8.01%    12.12%       17.27%
Return After Taxes on Distributions(1)                  6.48%    10.61%       15.72%
Return After Taxes on Distributions
   and Sale of Fund Shares(1)                           5.61%     9.78%       14.44%
Lehman U.S. Treasury Inflation Protected
   Securities Index (reflects no deductions
   for fees, expenses or taxes.)(2)                    11.64%     4.85%        5.54%
Blended Indices (reflects no deductions
   for fees, expenses or taxes.)(3)                     4.09%     8.05%       11.15%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

(3) The Blended Indices are calculated by the investment adviser and represents the weighted return of 50% Lehman U.S. Treasury Inflation Protected Securities Index, 30% NAREIT-Equity Index and 20% Dow Jones-AIG Commodity Index Total Return(TM). The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The NAREIT Equity Index is a unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The Dow Jones-AIG Commodity Index is a rolling index composed of futures contracts on 19 physical commodities.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. The expenses are shown as a percentage of its annual average daily net assets.

                                                              INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)        SHARES
----------------------------------------------------------    -------------
Maximum sales charge (load) imposed on purchases                   None
Maximum deferred sales charge                                      None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                             None
Redemption fee(1)                                                  1.00%
Exchange fee(1)                                                    1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                           LARGE-CAP       SMALL-CAP       INTERNATIONAL   REAL ASSET
INSTITUIONAL SHARES           FUND            FUND              FUND          FUND
------------------------   ---------       ---------       -------------   ----------
Management fees               0.70%           0.80%             0.86%         0.46%
Distribution
   (Rule 12b-1) fees          None            None              None          None
Other expenses                0.30%           1.12%             0.30%         0.19%
Acquired Fund fees
   and expenses(1)            0.02%           0.03%             0.02%         0.10%
TOTAL ANNUAL FUND
   OPERATING EXPENSES(2)      1.02%           1.95%             1.18%         0.75%
Waivers/Reimbursements       (0.07)%(3,4)    (0.67)%(3,4)      (0.01)%(4)       --(4)
NET EXPENSES                  0.95%(3,4)      1.28%(3,4)        1.17%(4)      0.75%(4)

(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund and Small-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 1.00% and 1.25%, respectively through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves their earlier termination.

(4) Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07% and 0.01% of average daily net assets for the Large-Cap Fund and International Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation to waive certain fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES       1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------       ------     -------     -------     --------
Large-Cap Fund              $ 97        $303        $525       $1,166
Small-Cap Fund              $130        $406        $702       $1,965
International Fund          $119        $372        $644       $1,420
Real Asset Fund             $ 77        $240        $417       $  930

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF THE INSTITUTIONAL SHARES OF A FUND.

                        ADDITIONAL INVESTMENT INFORMATION

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of each of the LARGE-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

      The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. The investment objective of the International Fund may not be changed without shareholder approval. The investment objective of the Real Asset Fund may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

      There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

            o Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000 Index ("large-cap companies"), at the time of purchase;

            o Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, such as iShares and SPDRs; and

            o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

      The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

            o Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000 Index ("small-cap companies"), at the time of purchase;

            o ETFs which track a securities market index of small-cap companies, such as iShares and SPDRs; and

            o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

      Although each of the Large-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) have at least 50% of their assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

            o     Common stocks of foreign issuers;

            o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

            o Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

            o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

      Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore may be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.

      The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS";
(ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

      In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

                                                         COMMODITY/
          INFLATION-PROTECTED      REAL ESTATE-       NATURAL RESOURCE-
            DEBT SECURITIES     RELATED SECURITIES   RELATED SECURITIES
          -------------------   ------------------   ------------------
                20%-80%               0%-60%               0%-40%

      INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will invest in TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. The Fund may also invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

      REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

      The Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

      The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

      COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

      The Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

      The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

      The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

      OTHER INVESTMENT POLICIES. The Fund may invest up to 55% of its assets in foreign securities. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund does not currently use derivatives as a principle investment strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

      ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of the Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

      RSMC allocates the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of another sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF ADVISER/SUB-ADVISERS TO THE LARGE-CAP FUND

      ARMSTRONG SHAW ASSOCIATES, INC. ("ASA")

      ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

      Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

      In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

      FIRST QUADRANT, L.P. ("FIRST QUADRANT")

      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the portfolio relative to the S&P 500 Index based on the top-down analysis. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

      MONTAG & CALDWELL, INC. ("M&C")

      M&C's Investment Policy Group ("IPG") consists of Portfolio Managers and Analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 10,000 common equity securities for market capitalization of at least $3 billion, a minimum 10% historical secular earnings growth rate and a proprietary quality evaluation. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrows the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly assessing their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified present value model that incorporates their Analysts assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. M&C's internal database that shows and sorts valuation and earnings momentum data is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to other companies in their universe and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

      If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. The long-term average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it significantly exceeds 5% of the equity portion of a portfolio.

      ROBECO INVESTMENT MANAGEMENT, INC. ("ROBECO")

      Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, i.e., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.

      The objective of Robeco's disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).

      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

      FUNDAMENTALLY WEIGHTED STRATEGY. WTIM manages a portion of the Large-Cap Fund using its "fundamentally weighted" strategy. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index (the Russell 1000 Index) in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

      WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

      WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.

      The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.

      QUANTITATIVE INVESTMENT STRATEGY. WTIM uses a quantitative approach to build a portfolio for the Large-Cap Fund in accordance with RSMC's growth and value allocation instructions. WTIM invests in a representative sample of securities which are included in the Russell 1000 Index, weighted to reflect RSMC's tactical instructions. WTIM uses quantitative modeling to create a portfolio that has characteristics which reflect the RSMC instructions for tactical weighting. Current weightings reflect an allocation to growth and value stocks but future weightings could be based on other factors including, but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry exposure, economic sector and price-to-book ratio. The return for each of the growth and value portions of each portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark index by holding a portion of the stocks represented in the index using the quantitative models developed by WTIM. WTIM will use these models to rebalance each portfolio and to make buy and sell decisions on individual securities.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

      SYSTEMATIC FINANCIAL MANAGEMENT L.P. ("SFM")

      SFM's small-cap free cash flow investment process begins with a universe of stocks (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 2000 Index. Systematic's initial quantitative screening process is performed weekly and identifies companies with the following characteristics: low price to operating cash flow, low price to free cash flow, strong debt coverage.

      SFM's screening process results in a focus list of approximately 200 companies that meet their investment criteria. The investment team then conducts intense fundamental analysis of various factors such as historical operating results, assets and liabilities, the companies' business models and key trends, and earnings/free cash flow valuation to construct a broadly-diversified portfolio.

      This analysis also includes a comprehensive review of historical operating results, including sales, earnings, operating and free cash flow, debt and debt coverage ratios. Moreover, SFM's research team analyzes and reviews balance sheet and off balance sheet items, the current business model and company management. In addition, they consider key industry trends in order to project future operating results and determine appropriate valuations based on price-to-earnings multiple, operating cash flow multiple, free cash flow multiple and discounted free cash flow. The objective of SFM's rigorous fundamental and quantitative process is to find well-managed, financially sound companies trading at a discount to intrinsic value, generating strong levels of operating and free cash flow and that have a catalyst for stock price appreciation.

      TAMRO CAPITAL PARTNERS LLC ("TAMRO")

      TAMRO's multi-step investment process employs a bottom-up approach that focuses on identifying companies that it believes possess a sustainable competitive advantage, where the potential investment gain as projected by TAMRO exceeds the investment risk as determined by TAMRO at the point of purchase. Currently, TAMRO targets those securities that at the time of purchase have a gain to risk ratio as determined by TAMRO of at least three to one. Such target gain to risk ratio may be changed by TAMRO at its descretion. TAMRO seeks to invest in securities that fall into three categories: Leaders (best of class companies that face short-term operational or industry challenges), Laggards

(companies undergoing restructuring with new or reinvigorated management) and Innovators (companies with a history of new products or services). First, TAMRO uses an internally developed stock ranking system to screen the universe of publicly traded stocks to identify those stocks which warrant additional research. TAMRO reviews company financials, historical performance, management and industry dynamics in order to understand both the business and valuation risk. From the remaining companies, TAMRO invests in approximately 50-70 stocks. Holdings are monitored daily and quantitative analysis is performed weekly. TAMRO sells a stock when TAMRO believes the valuation has become too high, or there is a deterioration in company fundamentals, a loss in confidence of management or a more attractive opportunity.

      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

      FUNDAMENTALLY WEIGHTED STRATEGY. For a summary of WTIM's fundamentally weighted strategy, see "Strategies of Sub-Advisers to the Large-Cap Fund" -Wilmington Trust Investment Management, LLC ("WTIM"), Fundamentally Weighted Strategy above. The reference portfolio for the Small-Cap Fund is based on the Russell 2000 Index.

      QUANTITATIVE INVESTMENT STRATEGY. For a summary of WTIM's quantitative investment strategy see "Strategies of Sub-Advisers to the Large-Cap Fund" -Wilmington Trust Investment Management, LLC ("WTIM"), Quantitative Investment Strategy above. For the Small-Cap Fund, WTIM invests in a representative sample of securities included in the Russell 2000 Index.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

      ACADIAN ASSET MANAGEMENT LLC ("ACADIAN")

      Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and region/industry valuation models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

      Acadian uses stock factors to attempt to predict how well each stock in its 40,000 stock universe will perform relative to other stock in its region/industry peer group. Acadian also applies separate models to forecast region/industry level returns, in order to attempt to predict how well each region/industry peer group will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

      ARTIO GLOBAL MANAGEMENT LLC ("ARTIO GLOBAL")

      Artio Global employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt Artio Global's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides Artio Global with one means of potentially generating out-performance. Artio Global believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

      Artio Global utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, Artio Global employs a "hybrid" approach employing both top-down and bottom-up approaches. Artio Global will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

      DIMENSIONAL FUND ADVISORS LP ("DIMENSIONAL")

      Dimensional's international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. The international equity team currently plans to use its international value investment strategy to invest in approximately 22 developed market countries.

      GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

      GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the EAFE Growth Index but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 100-300 securities on behalf of the Fund.

      PARAMETRIC PORTFOLIO ASSOCIATES, LLC ("PPA")

      PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.

      Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.

      PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.

      PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

      Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.

      PRINCIPAL GLOBAL INVESTORS, LLC ("PGI")

      PGI's international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent outperformance. The firm's stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations.

In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.

      PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

      PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.

STRATEGIES OF ADVISER/SUB-ADVISERS TO THE REAL ASSET FUND

      RODNEY SQUARE MANAGEMENT CORPORATION ("RSMC")

      TIPS STRATEGY. RSMC manages the portion of the Real Asset Fund assets allocated to TIPS. The portfolio is managed to provide competitive returns using the Lehman U.S. TIPS Index as the benchmark. RSMC will attempt to identify value opportunities and determine the optimal yield curve position for the Fund. Research is conducted through the use of models, relative value tools and fundamental and quantitative research. The TIPS modeling focuses on the weighting of the index within defined duration cell brackets and the yield and duration characteristics for each bracket. The portfolio is constructed by investing in TIPS securities that reflect economic trends and identify opportunities using these characteristics. The portfolio is expected to benefit from using the least expensive and higher yielding securities within each cell bracket to add incremental returns.

      ENHANCED CASH STRATEGY. RSMC also manages a portion of the Real Asset Fund allocated to its "enhanced cash strategy." Investments will consist of money market instruments, including fully collateralized repurchase agreements, commercial paper, bank certificates of deposit, treasury securities, corporate bonds and floating rate notes. Investments will be selected to maximize the return relative to 3-month Treasury bills. In implementing this strategy, RSMC will use quantitative and economic analysis to allocate assets among issuers of different quality, sectors, industries and positions on the yield curve. RSMC will consider factors which influence yields on short-term securities including, but not limited to, inflation, economic growth and Federal Reserve Board monetary policy. These factors will influence the selection of sectors for investment, as well as the average maturity of the portfolio. While the investment process is similar to that used for money market funds, there is a greater emphasis on incremental return than on daily liquidity needs.

      AEW MANAGEMENT AND ADVISORS, L.P. ("AEW")

      AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

      When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

            o Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

            o Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

            o Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

            o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to revalue the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

      In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

      EII REALTY SECURITIES INC. ("EII")

      EII manages a portion of the Fund's assets allocated to global real estate-related securities. EII will construct a portfolio that under normal market conditions, will consist of: income producing real estate securities (including equity, preferred stock and hybrid Real Estate Investment Trusts); real estate operating companies; securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and real estate related fixed-income securities (such as convertible debentures and unsecured debentures). By investing in the major global property markets (including those in emerging market countries), EII seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in global property markets and broad exposure to investing in different markets worldwide. EII will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. EII will closely monitor the exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns). EII's investment process employs a combination of a "top-down," macro level analysis, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies.

      ING CLARION REAL ESTATE SECURITIES, LP ("ING CRES")

      ING CRES manages portion of the Fund's assets allocated to global real estate-related securities. ING CRES uses a multi-step investment process for constructing an investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects sectors and geographic regions in which to invest, and determines the degree of representation of such sections and regions, through a systematic evaluation of public and private property market trends and conditions. Second, ING CRES uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) management and strategy; and (iii) capital structure.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.

            o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

            o COMMODITY RISK. The Real Asset Fund's investments in commodity/natural resource-related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

            o DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

            o EMERGING MARKETS RISK: Some foreign markets, in which a Fund may invest, particularly the International and Real Asset Funds, are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

            o FOREIGN SECURITIES RISKS: The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

            o IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.

                  The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            o MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.

            o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            o RISKS OF REAL ESTATE-RELATED SECURITIES: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

                  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of these expenses in addition to the expenses of the Real Asset Fund.

            o SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

LARGE-CAP FUND -- INSTITUTIONAL SHARES

                                                                                                  FOR THE PERIOD
                                                        FOR THE YEARS ENDED JUNE 30,             JULY 1, 2003(1)
                                             -------------------------------------------------        THROUGH
                                                 2008          2007         2006        2005       JUNE 30, 2004
                                             -----------    ----------   ---------   ---------   ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...   $     14.40    $    12.33   $   12.05   $   11.27   $       10.00
                                             -----------    ----------   ---------   ---------   -------------
INVESTMENT OPERATIONS:
   Net investment income(2) ..............          0.09          0.10        0.08        0.10            0.05
   Net realized and unrealized gain
     (loss) on investments ...............         (1.57)         2.16        0.69        0.77            1.27
                                             -----------    ----------   ---------   ---------   -------------
     Total from investment operations ....         (1.48)         2.26        0.77        0.87            1.32
                                             -----------    ----------   ---------   ---------   -------------
DISTRIBUTIONS:
   From net investment income ............         (0.09)        (0.09)      (0.08)      (0.09)          (0.05)
   From net realized gains ...............         (0.55)        (0.10)      (0.41)         --              --
                                             -----------    ----------   ---------   ---------   -------------
     Total distributions .................         (0.64)        (0.19)      (0.49)      (0.09)          (0.05)
                                             -----------    ----------   ---------   ---------   -------------
NET ASSET VALUE -- END OF PERIOD .........   $     12.28    $    14.40   $   12.33   $   12.05   $       11.27
                                             ===========    ==========   =========   =========   =============
TOTAL RETURN .............................        (10.75)%       18.45%       6.47%       7.75%          13.18%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations .......          0.93%         0.86%       1.00%       1.00%           1.00%*
     Excluding expense limitations .......          1.00%         0.93%       1.07%       1.29%           1.53%*
   Net investment income .................          0.67%         0.72%       0.67%       0.85%           0.56%*
Portfolio turnover rate ..................           127%           96%         57%         42%             26%**
Net assets at the end of period
   (000 omitted) .........................   $   242,391    $  252,756   $ 127,610   $  77,798   $      69,480

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I-Large-Cap Multi-Manager Series and Large-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

SMALL-CAP FUND -- INSTITUTIONAL SHARES

                                                                                                  FOR THE PERIOD
                                                        FOR THE YEARS ENDED JUNE 30,             JULY 1, 2003(1)
                                             -------------------------------------------------        THROUGH
                                                 2008          2007         2006        2005       JUNE 30, 2004
                                             -----------    ----------   ---------   ---------   ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...   $     14.11    $    14.20   $   13.92   $   12.80   $       10.00
                                             -----------    ----------   ---------   ---------   -------------
INVESTMENT OPERATIONS:
   Net investment income (loss)(2) .......         (0.02)         0.02       (0.04)      (0.02)          (0.03)
   Net realized and unrealized gain
     (loss) on investments ...............         (2.25)         1.89        1.43        1.46            2.83
                                             -----------    ----------   ---------   ---------   -------------
     Total from investment operations ....         (2.27)         1.91        1.39        1.44            2.80
                                             -----------    ----------   ---------   ---------   -------------
DISTRIBUTIONS:
   From net investment income ............            --         (0.01)         --          --              --
   From net realized gains ...............         (2.68)        (1.99)      (1.11)      (0.32)             --
                                             -----------    ----------   ---------   ---------   -------------
     Total distributions .................         (2.68)        (2.00)      (1.11)      (0.32)             --
                                             -----------    ----------   ---------   ---------   -------------
NET ASSET VALUE -- END OF PERIOD .........   $      9.16    $    14.11   $   14.20   $   13.92   $       12.80
                                             ===========    ==========   =========   =========   =============
TOTAL RETURN .............................        (18.13)%       14.42%      10.42%      11.29%          28.00%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations .......          1.25%         1.25%       1.25%       1.25%           1.25%*
     Excluding expense limitations .......          1.92%         1.57%       1.49%       1.58%           1.92%*
   Net investment income (loss) ..........         (0.15)%        0.13%      (0.31)%     (0.16)%         (0.26)%*
Portfolio turnover rate ..................           134%          127%         96%         44%             20%**
Net assets at the end of period
   (000 omitted) .........................   $    31,834    $   41,899   $  55,357   $  53,271   $      55,776

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment loss ratios include expenses allocated from the underlying funds, WT Investment Trust I-Small-Cap Multi-Manager Series and Small-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

INTERNATIONAL FUND -- INSTITUTIONAL SHARES

                                                                 FOR THE YEARS ENDED JUNE 30,
                                             ----------------------------------------------------------------
                                                 2008           2007         2006        2005         2004
                                             -----------    -----------   ---------   ---------   -----------
NET ASSET VALUE -- BEGINNING OF YEAR .....   $     11.76    $      9.92   $    8.53   $    7.39   $      5.75
                                             -----------    -----------   ---------   ---------   -----------
INVESTMENT OPERATIONS:
   Net investment income(1) ..............          0.18           0.16        0.12        0.14          0.08
   Net realized and unrealized
     gain (loss) on investments
     and foreign currency ................         (1.24)          2.74        2.08        1.07          1.59
                                             -----------    -----------   ---------   ---------   -----------
     Total from investment
       operations ........................         (1.06)          2.90        2.20        1.21          1.67
                                             -----------    -----------   ---------   ---------   -----------
DISTRIBUTIONS:
   From net investment income ............         (0.27)         (0.13)      (0.20)      (0.07)        (0.03)
   From net realized gains ...............         (1.92)         (0.93)      (0.61)         --            --
                                             -----------    -----------   ---------   ---------   -----------
     Total distributions .................         (2.19)         (1.06)      (0.81)      (0.07)        (0.03)
                                             -----------    -----------   ---------   ---------   -----------
NET ASSET VALUE -- END OF YEAR ...........   $      8.51    $     11.76   $    9.92   $    8.53   $      7.39
                                             ===========    ===========   =========   =========   ===========
TOTAL RETURN .............................        (10.49)%        30.57%      26.70%      16.41%        29.12%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
     Including expense limitations .......          1.15%          1.06%       1.09%       1.00%         1.08%
     Excluding expense limitations .......          1.16%          1.06%       1.10%       1.00%         1.08%
   Net investment income .................          1.75%          1.49%       1.24%       1.76%         1.16%
Portfolio turnover rate ..................           124%            89%        122%         71%          129%
Net assets at the end of year
   (000 omitted) .........................   $ 1,035,939    $ 1,129,534   $ 819,422   $ 426,581   $   251,851

(1) The net investment income per share was calculated using the average shares outstanding method.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - International Multi-Manager Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

REAL ASSET FUND -- INSTITUTIONAL SHARES

                                                                                                 FOR THE PERIOD
                                                        FOR THE YEARS ENDED JUNE 30,            JULY 1, 2003(1)
                                             ------------------------------------------------       THROUGH
                                                 2008         2007         2006        2005      JUNE 30, 2004
                                             -----------   ----------   ---------   ---------   ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...   $     15.33   $    15.06   $   14.18   $   11.77   $       10.00
                                             -----------   ----------   ---------   ---------   -------------
INVESTMENT OPERATIONS:
   Net investment income(2) ..............          0.60         0.50        0.50        0.31            0.38
   Net realized and unrealized gain
     on investments ......................          2.71         0.24        1.72        3.12            1.55
                                             -----------   ----------   ---------   ---------   -------------
     Total from investment operations ....          3.31         0.74        2.22        3.43            1.93
                                             -----------   ----------   ---------   ---------   -------------
DISTRIBUTIONS:
   From net investment income ............         (0.56)       (0.36)      (0.31)      (0.35)          (0.15)
   From net realized gains ...............         (0.33)       (0.11)      (1.03)      (0.67)          (0.01)
                                             -----------   ----------   ---------   ---------   -------------
     Total distributions .................         (0.89)       (0.47)      (1.34)      (1.02)          (0.16)
                                             -----------   ----------   ---------   ---------   -------------
NET ASSET VALUE -- END OF PERIOD .........   $     17.75   $    15.33   $   15.06   $   14.18   $       11.77
                                             ===========   ==========   =========   =========   =============
TOTAL RETURN .............................         22.27%        4.89%      16.49%      30.00%          19.40%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations .......          0.65%        0.63%       0.98%       1.17%           1.56%*
     Excluding expense limitations .......          0.65%        0.65%       1.04%       1.29%           1.78%*
   Net investment income .................          3.64%        3.23%       3.38%       2.36%           3.36%*
Portfolio turnover rate ..................            72%          23%         33%         75%             29%**
Net assets at the end of period
   (000 omitted) .........................   $   782,540   $  555,007   $ 280,049   $  58,963   $      40,621

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Real Estate Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:

            Large-Cap Fund                                     0.63%
            Small-Cap Fund                                     0.17%
            International Fund                                 0.85%
            Real Asset Fund                                    0.45%

      Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the annual and semi-annual reports to shareholders for the periods ended June 30 and December 31, respectively.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISER

      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETF investment decisions based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

      RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER
      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

      R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Mr. Chen is involved in the investment manager selection process, including searches, due diligence and selection. Mr. Chen also conducts research on portfolio construction.

      AMANDA M. COGAR, CFA is an Assistant Vice President and has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Ms. Cogar is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Ms. Cogar is involved in the investment manager selection process, including searches, due diligence and selection. Additionally, Ms. Cogar is responsible for portfolio construction.

      JONATHAN GLIDDEN, CFA has been Vice President at RSMC and WTIM since October 2007. Previously, he was the Director of Investment Analysis for Emory University's Endowment Fund in 2007 and Manager of Investment Analysis from 2002 to 2006. Mr. Glidden is responsible for oversight of Wilmington Trust's Manager Research Team. The team constructs multi-manager portfolios across global equities, real assets and hedge funds. They also conduct manager due diligence and oversight for individual external investment managers across the Wilmington Trust platform. Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

WILMINGTON MULTI-MANAGER LARGE-CAP FUND
AND WILMINGTON MULTI-MANAGER SMALL-CAP FUND

      The day-to-day management of the portion of each Fund's assets allocated to the WTIM quantitative investment strategy and fundamentally weighted strategy is the responsibility of a team of WTIM investment professionals. The members of the management team and a brief description of each member's relevant professional experience is provided below:

      REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

      ALLEN E. CHOINSKI, CFA, is an Assistant Vice President and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING's Aeltus Investment Management in fundamental and quantitative research.

      EDWARD S. FORRESTER, III, CFA, is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities from 1999 to 2006.

      ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

      RAFAEL E. TAMARGO, CFA, is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Mr. Tamargo spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

PORTFOLIO MANAGERS -- SUB-ADVISERS

      Each sub-adviser makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND

      ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2008, ASA had assets under management of approximately $4.1 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm. Mr. Shaw holds a B.A from Princeton University and an M.B.A. from Harvard Business School.

      FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2008, First Quadrant had actively managed discretionary assets under management of approximately $24 billion.

      R. MAX DARNELL has ultimate oversight for both the Investment Research and Portfolio Management functions of the portion of the Fund managed by First Quadrant. Mr. Darnell is a Partner and the Chief Investment Officer of First Quadrant and has been with the firm since 1991. Mr. Darnell earned a master's degree in Economics from the University of California, Los Angeles.

      CHRISTOPHER G. LUCK, JIA YE and NELSON WICAS focus on the day-to-day management of the portfolio team at First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equities Portfolio Management. Mr. Luck joined the firm in 1985. Mr. Luck received an MBA in Finance, from the University of California, Berkeley. Ms. Ye is a Partner of

First Quadrant and the Chief Investment Strategist and has been with the firm since 1996. Ms. Ye received a MS degree in applied mathematics and a PhD in finance and business economics, both from the University of Southern California. Mr. Wicas is Director of Global Equities Research and has been with the firm since 2008. Prior to joining First Quadrant, Mr. Wicas worked at the Vanguard Group for fifteen years, where he led a research team focusing on portfolio construction, asset allocation, customized portfolio solutions, product development, quantitative investment strategies and global macro economic issues. Mr. Wicas received a PhD in Economics and a BA in English, both from the University of Pennsylvania.

      MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. As of September 30, 2008, M&C had assets under management of approximately $13.7 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      RONALD E. CANAKARIS, CIC, CFA, leads the M&C Investment Management Team. Mr. Canakaris is Chairman, President, and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

      HELEN M. DONAHUE, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. Ms. Donahue holds a B.A. from Loyola College.

      GROVER C. MAXWELL III, CFA, is Executive Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

      ROBECO INVESTMENT MANAGEMENT, INC. Robeco was approved by shareholders on January 31, 2008 and for its sub-advisory services, Robeco receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under Robeco's management; 0.45% of the average daily net assets of the next $25 million under Robeco's management; and 0.40% of the average daily net assets over $50 million under Robeco's management. Robeco is a registered investment adviser with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. As of September 30, 2008, Robeco had assets under management in excess of $14.7 billion.

      EASTON RAGSDALE, CFA, is Co-Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has an A.B. and M.B.A. from the University of Chicago.

      PETER ALBANESE is Co-Head of the Disciplined Equity Group, Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr. Albanese holds a B.S. from the State University of NY at Stony Brook and an M.B.A. from New York University.

      LEO FOCHTMAN, JR. is a Managing Director, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. from Pace University and M.S. in Finance from Boston College.

      J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.

SMALL-CAP FUND

      SYSTEMATIC FINANCIAL MANAGEMENT, L.P. Systematic is located at 300 Frank
W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck New Jersey 07666. It was founded in 1982, as Systematic Financial Management Inc., a registered investment adviser specializing in the management of value portfolios throughout the market capitalization spectrum. In 1995, a majority stake in the firm was sold to Affiliated Managers Group (AMG), a publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered as Systematic Financial Management, L.P. on April 10, 1995. Systematic's assets under management as of September 30, 2008 were $7.9 billion.

      KEN BURGESS, CFA, is a Partner in the firm and serves as Lead Portfolio Manager for Systematic's Small Cap Free Cash Flow portfolio. He also serves as an analyst, providing research support within selected economic sectors. Mr. Burgess' investment career began in 1993, when he joined SFM. He specializes in cash flow analysis and devotes his efforts to portfolio management and the analysis of small cap equities. His work has included contributions to quantitative and fundamental equity analysis, portfolio management, and performance analytics. He conducted his undergraduate studies at New Hampshire College, majoring in Economics and Finance.

      TAMRO CAPITAL PARTNERS LLC. TAMRO was approved by shareholders on June 27, 2008 and for its sub-advisory services, TAMRO receives a monthly portfolio management fee at the annual rate of: 0.80% on the first $25 million of average daily net assets under TAMRO's management; 0.70% of the average daily net assets of the next $50 million under TAMRO's management; and 0.60% of the average daily net assets over $75 million under TAMRO's management. TAMRO, a Delaware limited liability company, is a registered investment adviser with its principal executive office located at 1660 Duke Street, Suite 200, Alexandria, VA 22314. As of September 30, 2008, TAMRO had assets under management in excess of $1 billion.

      PHILIP D. TASHO, CFA, is TAMRO's Chief Executive Officer and Chief Investment Officer. He leads the 8-member investment team and has overall portfolio management responsibility. Philip co-founded TAMRO in 2000. His previous experience includes: Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Company; and Vice President and Equity Portfolio Manager with Shawmut Investment Advisors. Philip earned a B.A. from Grinnell College and an M.B.A. in Finance and Investments from George Washington University.

INTERNATIONAL FUND

      ACADIAN ASSET MANAGEMENT LLC Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. As of September 30, 2008, Acadian had assets under management of approximately $58.6 billion. Acadian was founded in 1986.

      MATTHEW J. COHEN, CFA, is a Senior Vice President and Portfolio Manager. Mr. Cohen specializes in equity valuation techniques and is actively involved in the processes and data that drive Acadian's investment approach. Mr. Cohen joined Acadian in 1994. Previously, he worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

      TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. From July 2004 to July 2005, Mr. Burnham was a negotiation consultant for Lax Sebenius. From July 2001 to July 2004, he was a Visiting Assistant Professor at Harvard Business School. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc., Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University.

      ARTIO GLOBAL MANAGEMENT LLC. Artio Global, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser. As of September 30, 2008, Artio Global had assets under management of approximately $56.4 billion. Richard C. Pell and Rudolph Riad Younes are the members of Artio Global's portfolio management team who are responsible for the management of the International Fund.

      RUDOLPH RIAD YOUNES, CFA, is the Head of International Equities of Artio. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University.

      RICHARD C. PELL is the Chief Executive Officer and the Chief Investment Officer of Artio Global. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

      DIMENSIONAL FUND ADVISORS LP. Dimensional is a registered investment adviser with its principal executive office located at 1299 Ocean Avenue, Santa Monica, California 90401. As of September 30, 2008, Dimensional had global assets under management of approximately $141 billion. Dimensional manages its portion of the Fund's portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

      In accordance with the team approach, the Portfolio Managers and Portfolio Traders implement the policies and procedures established by the Investment Committee. The Portfolio Managers and Portfolio Traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee.

      KAREN UMLAND coordinates the efforts of the other Portfolio Managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating day-to-day management of its portion of the Fund's portfolio. Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of its Investment Committee. She received her B.A. from Yale University in 1988 and her M.B.A. from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

      Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services

Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.

      GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2008, GSAM along with other units of IMD had assets under management of approximately $773 billion. GSAM's Global Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated Portfolio Managers working with Mr. Jones; in managing various portfolios, the Global Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.

      ROBERT JONES, CFA, is a Managing Director of GSAM's Global Quantitative Equity ("GQE") Group in New York, Senior Portfolio Manager and Chair of the GQE Investment Policy Committee. He currently serves as the Chief Investment Officer for GQE Strategies. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and an M.B.A. from the University of Michigan in 1980.

      MELISSA R. BROWN, CFA, is a Senior Portfolio Manager on the GQE Team, where she is responsible for U.S. and Global portfolios. Melissa joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities. Melissa has 23 years of industry experience. She received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A in Finance from New York University.

      LEN IOFFE, CFA, is a Managing Director and Senior Portfolio Manager on the GQE Team, where he is responsible for portfolio management of global and non-U.S. portfolios. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.

      PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA is a registered investment adviser with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. As of September 30, 2008, PPA had assets under management of approximately of $23.5 billion.

      Investment policy decisions for PPA's emerging markets strategy are made on a team basis by its Emerging Markets Investment Committee consisting of voting members David Stein and Tom Seto.

      DAVID M. STEIN, PH.D. is PPA's Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Dr. Stein earned both a B.S. and M.S. from the University of Witwatersrand, South Africa and a Ph.D. from Harvard University.

      THOMAS C. SETO is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors. He received an M.B.A. from the University of Chicago and a B.S. from the University of Washington.

      PRINCIPAL GLOBAL INVESTORS, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors. As of June 30, 2008, PGI had assets under management in excess of $ 244.4 billion, inclusive of assets managed by its affiliates.

      MICHAEL L. REYNAL serves as lead portfolio manager for the portion of the Fund's assets allocated to PGI. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd. He received an M.B.A. from the Amos Tuck School at Dartmouth College, an M.A. from Cambridge University and B.A. from Middlebury College.

REAL ASSET FUND

      RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

      Clayton M. Albright, III and Dominick J. D'Eramo are responsible for the day-to-day management of the portion of the Real Asset Fund allocated to TIPS.

      CLAYTON M. ALBRIGHT, III, is a Vice President of RSMC and WTIM. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987 Mr. Albright has specialized in the management of intermediate and long-term fixed income funds. In 2007, Mr. Albright was named Managing Director of Fixed Income for RSMC.

      DOMINICK J. D'ERAMO, is a Vice President of RSMC and WTIM. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987. He has been a fixed income Portfolio Manager since 1990. In 2007, he was named Director of Institutional Fixed Income for RSMC.

      Joseph M. Fahey, Jr. is responsible for the day-to-day management of the portion of the Real Asset Fund allocated to the enhanced cash strategy.

      JOSEPH M. FAHEY, JR. has been a portfolio manager for the Wilmington Money Market Funds since the early 1980s. In this capacity, Mr. Fahey is currently responsible for managing $6.8 billion in the Money Market Funds. He is also responsible for managing $300 million in separately managed money market portfolios.

      AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had approximately $50 billion of assets under management as of September 30, 2008. AEW is a subsidiary of (and controlled by) Natixis Global Asset Management, L.P. Together with subsidiaries and affiliates in the U.S., Europe and Asia, Natixis Global Asset Management Group managed more than $850 billion in assets for institutions and individuals as of September 30, 2008. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

      MATTHEW A. TROXELL, CFA serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 26 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas.

      EII REALTY SECURITIES INC. EII was approved by shareholders on April 21, 2008 and for its sub-advisory services, EII receives a monthly portfolio management fee at the annual rate of: 0.65% on the first $100 million of average daily net assets under EII's management and 0.60% of the average daily net assets over $100 million under EII's management. EII is a registered investment adviser under the Advisers Act, with its principal executive office located at 717 Fifth Avenue, 10th Floor, New York, NY 10022. As of September 30, 2008, EII had assets under management in excess of $5.7 billion.

      With respect to the portion of the Real Asset Fund's assets allocated to EII, the following individuals serve as portfolio managers:

      PETER NIEUWLAND, CFA, Managing Director, joined European Investors in 2001. Peter is a senior analyst and assistant portfolio manager for the firm's international real estate securities portfolios. From 1996 to 2001, Peter was an analyst and portfolio manager for ABP Investments in Amsterdam. Peter earned an MBA equivalent from the University of Maastricht.

      ALFRED C. OTERO, Managing Director, joined European Investors in 1996. Al is responsible for the firm's U.S.REIT investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank. Al is a 1992 graduate of the University of Notre Dame with an MBA and a BBA in Finance (1989).

      JAMES E. REHLAENDER, Managing Director, joined European Investors in 2000. Jim is responsible for the firm's international real estate investment activities and is co-portfolio manager of all global REIT accounts. Jim spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities. Prior to joining European Investors, Jim developed and founded Global Property Advisors with one of the largest German insurance companies. He has a BA from the College of William and Mary and an MBA from Northwestern University.

      SUANG ENG TSAN, Senior Analyst and Director of European Investors, Singapore Pte. Ltd, joined European Investors in June 2006. Suang Eng has been the top rated Singapore-based property analyst in the Asia Money, Institutional Investor and Greenwich Associates surveys. Prior to joining EII, Suang Eng served as Research Director at Citigroup in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Suang Eng was a property executive at Pidemco Land and Urban Redevelopment Authority. Suang Eng received both her MBA in 1993 and her BS in Estate Management in 1987 from the University of Singapore.

      ING CLARION REAL ESTATE SECURITIES, LP. ING CRES was approved by shareholders on April 21, 2008 and for its sub-advisory services, ING CRES receives a monthly portfolio management fee at the annual rate of: 0.65% on the first $50 million of average daily net assets under ING CRES' management; 0.55% of the average daily net assets of the next $50 million under ING CRES' management; and 0.45% of the average daily net assets over $100 million under ING CRES' management. ING CRES is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of September 30, 2008, ING CRES had assets under management in excess of $15.9 billion.

      With respect to the portion of the Real Asset Fund's assets allocated to ING CRES, the following individuals serve as portfolio managers:

      T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 23 years of real estate investment experience. Mr. Ferguson oversees the day-today management of the portfolio. Mr. Ferguson has served as CIO of ING CRES since 1991 and is the head of the firm's Investment Committee.

      STEVEN D. BURTON, Managing Director and Portfolio Manager, is the lead manager responsible for international real estate strategies and is a member of the firm's Investment Committee. Mr. Burton joined ING CRES in 1995 and has 23 years of real estate investment experience.

      JOSEPH P. SMITH, Managing Director and Portfolio Manager, is the lead manager responsible for U.S. real estate strategies and is a member of the firm's Investment Committee. Mr. Smith joined ING CRES in 1997 and has 17 years of real estate investment experience.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Funds' primary service providers.

Asset                                                                  Shareholder
Management                                                             Services
---------------------------------                                      ----------------------------------
|                               |                                      |                                |
|       INVESTMENT ADVISER      |                                      |          TRANSFER AGENT        |
|        AND ADMINISTRATOR      |-------|                    |---------|                                |
|                               |       |                    |         |      PNC GLOBAL INVESTMENT     |
|          RODNEY SQUARE        |       |                    |         |      SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.       |       |                    |         |          760 MOORE ROAD        |
|    1100 NORTH MARKET STREET   |       |                    |         |    KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890     |   --------------------------------   |                                |
|                               |   |                              |   |                                |
|                               |   |        WT MUTUAL FUND        |   |   Handles certain shareholder  |
|                               |   |                              |   |       services, including      |
|       Manages each Fund's     |   |   WILMINGTON MULTI-MANAGER   |   |  recordkeeping and statements, |
|    investment activities and  |   |         LARGE-CAP FUND       |   |     payment of distributions   |
|  oversees Fund administration |   |                              |   |    and processing of buy and   |
|  and other service providers. |   |   WILMINGTON MULTI-MANAGER   |   |          sell requests.        |
|                               |   |       SMALL-CAP FUND         |   |                                |
---------------------------------   |                              |   ----------------------------------
                                    |   WILMINGTON MULTI-MANAGER   |
                                    |      INTERNATIONAL FUND      |
                                    |                              |
                                    |   WILMINGTON MULTI-MANAGER   |
Fund                                |       REAL ASSET FUND        |   Fund Asset
Operations                          |                              |   Safe Keeping
--------------------------------|   --------------------------------   ----------------------------------
|       SUB-ADMINISTRATOR       |       |          |         |         |                                |
|              AND              |       |          |         |         |            CUSTODIAN           |
|       ACCOUNTING AGENT        |       |          |         |         |                                |
|                               |-------|          |         |---------|    WILMINGTON TRUST COMPANY    |
|     PNC GLOBAL INVESTMENT     |                  |                   |    1100 NORTH MARKET STREET    |
|     SERVICING (U.S.) INC.     |   Distribution   |                   |     WILMINGTON, DE 19890       |
|     301 BELLEVUE PARKWAY      |   --------------------------------   |                                |
|     WILMINGTON, DE 19809      |   |                              |   |                                |
|                               |   |          DISTRIBUTOR         |   |                                |
|                               |   |                              |   |   Holds each Fund's assets,    |
| Provides facilities, equipment|   |      PROFESSIONAL FUNDS      |   |  settles all portfolio trades  |
|  and personnel to carry out   |   |      DISTRIBUTOR, LLC        |   |    and collects most of the    |
|administrative services related|   |        760 MOORE ROAD        |   |  valuation data required for   |
|  to each Fund and calculates  |   |   KING OF PRUSSIA, PA 19406  |   |  calculating each Fund's NAV   |
|     each Fund's NAV and       |   |                              |   |          per share.            |
|       distributions.          |   |                              |   |                                |
|                               |   |                              |   |                                |
---------------------------------   |                              |   ----------------------------------
                                    |Distributes the Funds' Shares.|
                                    |                              |
                                    --------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Institutional shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                          OVERNIGHT MAIL:
      -------------                          ---------------
      Wilmington Multi-Manager Funds         Wilmington Multi-Manager Funds
      c/o PNC Global Investment              c/o PNC Global Investment
         Servicing (U.S.) Inc.                  Servicing (U.S.) Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed

(A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                          OVERNIGHT MAIL:
      -------------                          ---------------
      Wilmington Multi-Manager Funds         Wilmington Multi-Manager Funds
      c/o PNC Global Investment              c/o PNC Global Investment
         Servicing (U.S.) Inc.                  Servicing (U.S.) Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax-Exempt Money Market Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund

      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

      Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income such amount will be designated by it and will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      SPECIAL TAX CONSIDERATIONS FOR THE REAL ASSET FUND. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-1, which held that income from certain derivative securities with respect to commodity indexes is not qualifying income. Accordingly, each Fund's ability to utilize certain derivative securities with respect to commodity indices as part of its investment strategy is limited to a maximum of 10% of its gross income. This limitation, however, will not protect a Fund against the risk of losing its regulated investment company status should any other income give rise to non-qualifying income.

      Revenue Ruling 2006-31 clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The Real Asset Fund intends to seek a private letter ruling with respect to commodity index-linked notes in which it has invested. However, no assurances may be given that the IRS will issue a favorable ruling. Further, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. In the interim, RSMC will continue to direct investments of the Real Asset Fund's assets in conformance with Revenue Ruling 2006-31, IRS guidance and the advice of counsel.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds'portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                            WILMINGTON MULTI-MANAGER
                                 LARGE-CAP FUND

                            WILMINGTON MULTI-MANAGER
                                 SMALL-CAP FUND

                            WILMINGTON MULTI-MANAGER
                               INTERNATIONAL FUND

                            WILMINGTON MULTI-MANAGER
                                 REAL ASSET FUND

                                OF WT MUTUAL FUND
                                    A SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s)

      A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL              Summary .......................    1
HISTORY OF EACH FUND.                      Performance Information .......    6
                                           Fees and Expenses .............   13
                                           Example .......................   15

                                       ADDITIONAL INVESTMENT
                                         INFORMATION
                                           Investment Objective ..........   16
                                           Principal Investment
                                              Strategies .................   16
                                           Additional Risk Information ...   31
                                           Financial Highlights ..........   37

DETAILS ABOUT THE                      MANAGEMENT OF THE FUNDS
SERVICE PROVIDERS.                         Investment Adviser ............   41
                                           Fund Management ...............   42
                                           Service Providers .............   54

POLICIES AND INSTRUCTIONS              SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING                   Pricing of Shares .............   55
AND CLOSING AN ACCOUNT                     Purchase of Shares ............   56
IN ANY OF THE FUNDS.                       Redemption of Shares ..........   60
                                           Exchange of Shares ............   63
                                           Distributions .................   64
                                           Taxes .........................   65

DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,                 Distribution Fees .............   67
RULE 12B-1 FEES AND                        Additional Compensation to
SHARE CLASSES.                                Financial Intermediaries ...   67
                                           Share Classes .................   68

                                       FOR MORE INFORMATION ..............   69

                            WILMINGTON MULTI-MANAGER
                                 LARGE-CAP FUND

                            WILMINGTON MULTI-MANAGER
                                 SMALL-CAP FUND

                            WILMINGTON MULTI-MANAGER
                               INTERNATIONAL FUND

                            WILMINGTON MULTI-MANAGER
                                 REAL ASSET FUND

                                OF WT MUTUAL FUND
                                    A SHARES

--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment         o     The investment objective of each of WILMINGTON MULTI-
Objective                MANAGER LARGE-CAP FUND and WILMINGTON MULTI-MANAGER
                         SMALL-CAP FUND is to achieve long-term capital appreciation.

                   o The investment objective of WILMINGTON MULTI-MANAGER INTERNATIONAL FUND is to achieve superior long-term capital appreciation.

                   o     The investment objective of WILMINGTON MULTI-MANAGER
                         REAL ASSET FUND is to achieve long-term preservation of
                         capital with current income.
--------------------------------------------------------------------------------
Share Price        o     High
Volatility
--------------------------------------------------------------------------------
Principal          o     WILMINGTON MULTI-MANAGER LARGE-CAP FUND (the "Large-
Investment               Cap Fund") invests at least 80% of its assets in a
Strategies               diversified portfolio of U.S. equity (or
                         equity-related) securities of large-cap corporations.

                   o WILMINGTON MULTI-MANAGER SMALL-CAP FUND (the "Small-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap corporations.

                   o WILMINGTON MULTI-MANAGER INTERNATIONAL FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                   o WILMINGTON MULTI-MANAGER REAL ASSET FUND (the "Real Asset Fund") under normal market conditions invests at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities,
                         (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

                   o Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds ("ETFs"). Rodney Square Management Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility for securities selection and portfolio management of the Funds to the following sub-advisers:

                         FOR ALL FUNDS:       Wilmington Trust Investment
                                              Management, LLC.

                         LARGE-CAP FUND:      Armstrong Shaw Associates, Inc.,
                                              First Quadrant, L.P., Montag &
                                              Caldwell, Inc., and Robeco
                                              Investment Management, Inc.

                         SMALL-CAP FUND:      Systematic Financial Management
                                              L.P., and TAMRO Capital Partners
                                              LLC.

                         INTERNATIONAL FUND:  Acadian Asset Management, LLC,
                                              Artio Global Management, LLC,
                                              Dimensional Fund Advisors LP,
                                              Goldman Sachs Asset Management,
                                              L.P., Parametric Portfolio
                                              Associates LLC, and Principal
                                              Global Investors LLC.

                         REAL ASSET FUND:     AEW Management and Advisors, L.P.,
                                              EII Realty Securities Inc. and ING
                                              Clarion Real Estate Securities
                                              L.P.

--------------------------------------------------------------------------------
Principal          The Funds are subject to the risks summarized below and
Risks              further described under the heading "Additional Risk
                   Information" in this prospectus.

                   o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

--------------------------------------------------------------------------------

                   o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                   o A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   o Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of another sub-adviser.

                   o Each Fund may use derivative instruments to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due under the derivative's terms, the Fund can lose money on the investment. Also, the underlying security or asset on which the derivative is based, or the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund's share prices may fall, or the Fund may receive less income than expected, or its investment may be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund's share prices. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. To the extent that the Fund invests in derivatives, its portfolio turnover could increase, which could increase the taxable income realized by the Fund, could increase the proportion of that income that is short-term capital gain taxable at ordinary income rates and thus could increase the Fund's transaction costs. In general, the more a Fund invests in derivatives, the more volatile its investment performance will be.

                   o Small companies may be more vulnerable than large-cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                   o The International Fund and the Real Asset Fund are subject to additional risks of investing in foreign markets and are also subject to the risk of losses caused by changes in foreign currency exchange rates. The International Fund and the Real Asset Fund may also invest in securities of companies operating in emerging market countries. Securities of such companies may be more volatile than securities of companies operating in more developed markets and therefore may involve greater risks.

                   o Because the Real Asset Fund invests in companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                   o The Real Asset Fund's investments in commodity-linked derivative instruments and other commodity/natural resource related securities may subject the Real Asset Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

                   o The value of real estate-linked derivative instruments and other real-estate related securities may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.

                   o Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the "1940 Act"). REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

                   o The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor Profile   o     Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for
                         the possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Index and the S&P 500 Index, both broad measures of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

              ANNUAL TOTAL RETURNS FOR THE PAST TWO CALENDAR YEARS

                                   [BAR CHART]

                         PERFORMANCE YEARS   RETURNS
                         -----------------   -------
                                2006          12.82%
                                2007           6.07%

                       BEST QUARTER         WORST QUARTER
                   -------------------   -------------------
                           6.72%                -2.26%
                   (December 31, 2006)   (December 31, 2007)

      Calendar Year-to-Date Total Return as of September 30, 2008: -20.00%

                                                                       SINCE
LARGE-CAP FUND -- A SHARES(1)                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------   ------   -------------------
Return Before Taxes                                     2.37%          6.96%
Return After Taxes on Distributions(2)                  1.76%          6.56%
Return After Taxes on Distributions and
   Sale of Fund Shares(1)                               2.47%          5.97%
Russell 1000 Index (reflects no deductions
   for fees, expenses or taxes)(3)                      5.77%          9.95%
S&P 500 Index (reflects no deductions for fees,
   expenses or taxes)(4)                                5.49%          9.91%

(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(4) The S&P 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 2000 Index and the S&P SmallCap 600 Index, both broad measures of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

              ANNUAL TOTAL RETURNS FOR THE PAST TWO CALENDAR YEARS

                                   [BAR CHART]

                        PERFORMANCE YEARS   RETURNS
                        -----------------   -------
                              2006           11.67%
                              2007           -1.86%

                        BEST QUARTER      WORST QUARTER
                      ----------------   ---------------
                           12.39%             -6.47%
                      (March 31, 2006)   (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -13.39%

SMALL-CAP FUND -- A SHARES(1)                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------   ------   -------------------
Return Before Taxes                                    (5.26)%         2.97%
Return After Taxes on Distributions(2)                 (9.12)%        (0.18)%
Return After Taxes on Distributions and
   Sale of Fund Shares(2)                              (0.35)%         2.00%
Russell 2000 Index (reflects no deductions
   for fees, expenses or taxes)(3)                     (1.57)%         7.90%
S&P SmallCap 600 Index (reflects no deductions
   for fees, expenses or taxes)(4)                     (0.30)%         6.59%

(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(4) The S&P SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the MSCI EAFE Index, a broad measure of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

              ANNUAL TOTAL RETURNS FOR THE PAST TWO CALENDAR YEARS

                                   [BAR CHART]

                        PERFORMANCE YEARS   RETURNS
                        -----------------   -------
                               2006          27.67%
                               2007          12.64%

                       BEST QUARTER         WORST QUARTER
                   -------------------   -------------------
                          11.83%                -1.90%
                   (December 31, 2006)   (December 31, 2007)

      Calendar Year-to-Date Total Return as of September 30, 2008: -30.85%

                                                                       SINCE
INTERNATIONAL FUND -- A SHARES(1)                                    INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007   1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------   ------   -------------------
Return Before Taxes                                     8.74%          17.81%
Return After Taxes on Distributions(2)                  4.85%          14.59%
Return After Taxes on Distributions and
   Sale of Fund Shares(2)                               8.76%          14.37%
MSCI EAFE Index (reflects no deductions
   for fees, expenses or taxes)(3)                     11.17%          18.33%

(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund from calendar year to calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compared with those of the Lehman U.S. Treasury Inflation Protected Securities Index, a broad measure of market performance and a blend of indices ("Blended Indices"). On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date, the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

      A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

             ANNUAL TOTAL RETURNS FOR THE PAST TWO CALENDAR YEARS

                                   [BAR CHART]

                PERFORMANCE YEARS                   RETURNS
                -----------------                   -------
                       2006                          15.04%
                       2007                           7.72%

                BEST QUARTER                 WORST QUARTER
              ----------------              ---------------
                   13.72%                        -3.47%
              (March 31, 2006)              (June 30, 2006)

       Calendar Year-to-Date Total Return as of September 30, 2008: 1.62%

                                                                        SINCE
REAL ASSET FUND -- A SHARES(1)                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007    1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------    ------   -------------------
Return Before Taxes                                      3.97%          9.54%
Return After Taxes on Distributions(2)                   2.60%          8.46%
Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                2.97%          7.67%
Lehman U.S. Treasury Inflation Protected
   Securities Index (reflects no deductions
   for fees, expenses or taxes.)(3)                     11.64%          5.87%
Blended Indices (reflects no deductions
   for fees, expenses or taxes.)(4)                      4.09%          7.27%

(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

(4) The Blended Indices are calculated by the investment adviser and represents the weighted return of 50% Lehman U.S. Treasury Inflation Protected Securities Index, 30% NAREIT-Equity Index and 20% Dow Jones-AIG Commodity Index Total Return(TM). The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The NAREIT Equity Index is an unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The Dow Jones-AIG Commodity Index is a rolling index composed of futures contracts on 19 physical commodities.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund. The expenses are shown as a percentage of its annual average daily net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              A SHARES
----------------------------------------------------------              --------
Maximum sales charge (load) imposed on purchases(1)                       3.50%
Maximum deferred sales charge                                             None
Maximum sales charge (load) imposed on reinvested
   dividends (and other distributions)                                    None
Redemption fee(2)                                                         1.00%
Exchange fee(2)                                                           1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                    LARGE-CAP         SMALL-CAP      INTERNATIONAL     REAL ASSET
A SHARES                                              FUND               FUND             FUND            FUND
--------                                        ---------------   ----------------   -------------   -------------
Management fees                                     0.70%              0.80%           0.86%             0.46%
Distribution (Rule 12b-1) fees                      0.25%              0.25%           0.25%             0.25%
Other expenses                                      0.35%              1.12%           0.29%             0.28%
Acquired Fund fees
   and expenses(1)                                  0.02%              0.03%           0.02%             0.10%
TOTAL ANNUAL FUND
   OPERATING EXPENSES(2)                            1.32%              2.20%           1.42%             1.09%
Waivers/Reimbursements                             (0.12)%(3,4)       (0.67)%(3,4)       --             (0.09)%(4)
NET EXPENSES                                        1.20%(3,4)         1.53%(3,4)      1.42%(4)          1.00%(4)

(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund and Small-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 1.00% and 1.25%, respectively through June 30, 2013. These contractual fee waiver arrangements will remain in place until June 30, 2013, unless the Board of Trustees approves their earlier termination.

(4) Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.12% and 0.09% of average daily net assets for the Large-Cap Fund and the Real Asset Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation to waive certain fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

A SHARES                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------                                   ------   -------   -------   --------
Large-Cap Fund                             $  468   $   718   $   987   $  1,754
Small-Cap Fund                             $  500   $   816   $ 1,155   $  2,505
International Fund                         $  489   $   784   $ 1,099   $  1,992
Real Asset Fund                            $  448   $   657   $   883   $  1,532

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF THE A SHARES OF A FUND.

                        ADDITIONAL INVESTMENT INFORMATION

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of each of the LARGE-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

      The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. The investment objective of the International Fund may not be changed without shareholder approval. The investment objective of the Real Asset Fund may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

      There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

            o Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000 Index ("large-cap companies"), at the time of purchase;

            o Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, such as iShares and SPDRs; and

            o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

      The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

            o Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000 Index ("small-cap companies"), at the time of purchase;

            o ETFs which track a securities market index of small-cap companies, such as iShares and SPDRs; and

            o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

      Although each of the Large-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

      The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) have at least 50% of their assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

            o     Common stocks of foreign issuers;

            o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

            o Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

            o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

      Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore may be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.

      The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS";
(ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

      In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

                                                          COMMODITY/
         INFLATION-PROTECTED       REAL ESTATE-       NATURAL RESOURCE-
           DEBT SECURITIES      RELATED SECURITIES    RELATED SECURITIES
         -------------------    ------------------    ------------------
               20%-80%                0%-60%                0%-40%

      INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will invest in TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. The Fund may also invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

      REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

      The Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

      The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

      COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

      The Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

      The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

      The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

      OTHER INVESTMENT POLICIES. The Fund may invest up to 55% of its assets in foreign securities. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund does not currently use derivatives as a principle investment strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

      ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of the Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund bears its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

      RSMC allocates the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

      The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of another sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

      The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate are required to be approved by the shareholders of such Fund.

      Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

      In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

      ARMSTRONG SHAW ASSOCIATES, INC. ("ASA")

      ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

      Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

      In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

      FIRST QUADRANT, L.P. ("FIRST QUADRANT")

      First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the portfolio relative to the S&P 500 Index based on the top-down analysis. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

      MONTAG & CALDWELL, INC. ("M&C")

      M&C's Investment Policy Group ("IPG") consists of Portfolio Managers and Analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 10,000 common equity securities for market capitalization of at least $3 billion, a minimum 10% historical secular earnings growth rate and a proprietary quality evaluation. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrows the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly assessing their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified present value model that incorporates their Analysts assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. M&C's internal database that shows and sorts valuation and earnings momentum data is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to other companies in their universe and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

      If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. The long-term average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it significantly exceeds 5% of the equity portion of a portfolio.

      ROBECO INVESTMENT MANAGEMENT, INC. ("ROBECO")

      Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, i.e., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.

      The objective of Robeco's disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).

      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

      FUNDAMENTALLY WEIGHTED STRATEGY. WTIM manages a portion of the Large-Cap Fund using its "fundamentally weighted" strategy. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index (the Russell 1000 Index) in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

      WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

      WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.

      The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.

      QUANTITATIVE INVESTMENT STRATEGY. WTIM uses a quantitative approach to build a portfolio for the Large-Cap Fund in accordance with RSMC's growth and value allocation instructions. WTIM invests in a representative sample of securities which are included in the Russell 1000 Index, weighted to reflect RSMC's tactical instructions. WTIM uses quantitative modeling to create a portfolio that has characteristics which reflect the RSMC instructions for tactical weighting. Current weightings reflect an allocation to growth and value stocks but future weightings could be based on other factors including, but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry exposure, economic sector and price-to-book ratio. The return for each of the growth and value portions of each portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark index by holding a portion of the stocks represented in the index using the quantitative models developed by WTIM. WTIM will use these models to rebalance each portfolio and to make buy and sell decisions on individual securities.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

      SYSTEMATIC FINANCIAL MANAGEMENT L.P. ("SFM")

      SFM's small-cap free cash flow investment process begins with a universe of stocks (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 2000 Index. Systematic's initial quantitative screening process is performed weekly and identifies companies with the following characteristics: low price to operating cash flow, low price to free cash flow, strong debt coverage.

      SFM's screening process results in a focus list of approximately 200 companies that meet their investment criteria. The investment team then conducts intense fundamental analysis of various factors such as historical operating results, assets and liabilities, the companies' business models and key trends, and earnings/free cash flow valuation to construct a broadly-diversified portfolio.

      This analysis also includes a comprehensive review of historical operating results, including sales, earnings, operating and free cash flow, debt and debt coverage ratios. Moreover, SFM's research team analyzes and reviews balance sheet and off balance sheet items, the current business model and company management. In addition, they consider key industry trends in order to project future operating results and determine appropriate valuations based on price-to-earnings multiple, operating cash flow multiple, free cash flow multiple and discounted free cash flow. The objective of SFM's rigorous fundamental and quantitative process is to find well-managed, financially sound companies trading at a discount to intrinsic value, generating strong levels of operating and free cash flow and that have a catalyst for stock price appreciation.

      TAMRO CAPITAL PARTNERS LLC ("TAMRO")

      TAMRO's multi-step investment process employs a bottom-up approach that focuses on identifying companies that it believes possess a sustainable competitive advantage, where the potential investment gain as projected by TAMRO exceeds the investment risk as determined by TAMRO at the point of purchase. Currently, TAMRO targets those securities that at the time of purchase have a gain to risk ratio as determined by TAMRO of at least three to one. Such target gain to risk ratio may be changed by TAMRO at its discretion. TAMRO seeks to invest in securities that fall into three categories: Leaders (best of class companies that face short-term operational or industry challenges), Laggards (companies undergoing restructuring with new or reinvigorated management) and Innovators (companies with a history of new products or services). First, TAMRO uses an internally developed stock ranking system to screen the universe of publicly traded stocks to identify those stocks which warrant additional research. TAMRO reviews company financials, historical performance, management and industry dynamics in order to understand both the business and valuation risk. TAMRO invests in approximately 50-70 stocks. Holdings are monitored daily and quantitative analysis is performed weekly. TAMRO sells a stock when TAMRO believes the valuation has become too high, or there is a deterioration in company fundamentals, a loss in confidence of management or a more attractive opportunity.

      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

      FUNDAMENTALLY WEIGHTED STRATEGY. For a summary of WTIM's fundamentally weighted strategy, see "Strategies of Sub-Advisers to the Large-Cap Fund" -Wilmington Trust Investment Management, LLC ("WTIM"), Fundamentally Weighted Strategy above. The reference portfolio for the Small-Cap Fund is based on the Russell 2000 Index.

      QUANTITATIVE INVESTMENT STRATEGY. For a summary of WTIM's quantitative investment strategy see "Strategies of Sub-Advisers to the Large-Cap Fund" -Wilmington Trust Investment Management, LLC ("WTIM"), Quantitative Investment Strategy above. For the Small-Cap Fund, WTIM invests in a representative sample of securities included in the Russell 2000 Index.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

      ACADIAN ASSET MANAGEMENT, LLC ("ACADIAN")

      Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and region/industry valuation models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

      Acadian uses stock factors to attempt to predict how well each stock in its 40,000 stock universe will perform relative to other stock in its region/industry peer group. Acadian also applies separate models to forecast region/industry level returns, in order to attempt to predict how well each region/industry peer group will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

      ARTIO GLOBAL MANAGEMENT, LLC ("ARTIO")

      Artio employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt Artio's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides Artio with one means of potentially generating out-performance. Artio believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

      Artio utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, Artio employs a "hybrid" approach employing both top-down and bottom-up approaches. Artio will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

      DIMENSIONAL FUND ADVISORS LP ("DIMENSIONAL")

      Dimensional's international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. The international equity team currently plans to use its international value investment strategy to invest in approximately 22 developed market countries.

      GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

      GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the EAFE Growth Index but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 100-300 securities on behalf of the Fund.

      PARAMETRIC PORTFOLIO ASSOCIATES, LLC ("PPA")

      PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.

      Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.

      PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.

      PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

      Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.

      PRINCIPAL GLOBAL INVESTORS, LLC ("PGI")

      PGI's international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent outperformance. The firm's stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.

      PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

      PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.

STRATEGIES OF ADVISER/ SUB-ADVISERS TO THE REAL ASSET FUND

      RODNEY SQUARE MANAGEMENT CORPORATION ("RSMC")

      TIPS STRATEGY. RSMC manages the portion of the Real Asset Fund assets allocated to TIPS. The portfolio is managed to provide competitive returns using the Lehman U.S. TIPS Index as the benchmark. RSMC will attempt to identify value opportunities and determine the optimal yield curve position for the Fund. Research is conducted through the use of models, relative value tools and fundamental and quantitative research. The TIPS modeling focuses on the weighting of the index within defined duration cell brackets and the yield and duration characteristics for each bracket. The portfolio is constructed by investing in TIPS securities that reflect economic trends and identify opportunities using these characteristics. The portfolio is expected to benefit from using the least expensive and higher yielding securities within each cell bracket to add incremental returns.

      ENHANCED CASH STRATEGY. RSMC also manages a portion of the Real Asset Fund allocated to its "enhanced cash strategy." Investments will consist of money market instruments, including fully collateralized repurchase agreements, commercial paper, bank certificates of deposit, treasury securities, corporate bonds and floating rate notes. Investments will be selected to maximize the return relative to 3-month Treasury bills. In implementing this strategy, RSMC will use quantitative and economic analysis to allocate assets among issuers of different quality, sectors, industries and positions on the yield curve. RSMC will consider factors which influence yields on short-term securities including, but not limited to, inflation, economic growth and Federal Reserve Board monetary policy. These factors will influence the selection of sectors for investment, as well as the average maturity of the portfolio. While the investment process is similar to that used for money market funds, there is a greater emphasis on incremental return than on daily liquidity needs.

      AEW MANAGEMENT AND ADVISORS, L.P. ("AEW")

      AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

      When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

            o VALUATION: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

            o PRICE: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

            o INCOME: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

            o CATALYSTS: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to revalue the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

      In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

      EII REALTY SECURITIES INC. ("EII")

      EII manages a portion of the Fund's assets allocated to global real estate-related securities. EII will construct a portfolio that under normal market conditions, will consist of: income producing real estate securities (including equity, preferred stock and hybrid Real Estate Investment Trusts); real estate operating companies; securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and real estate related fixed-income securities (such as convertible debentures and unsecured debentures). By investing in the major global property markets (including those in emerging market countries), EII seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in global property markets and broad exposure to investing in different markets worldwide. EII will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. EII will closely monitor the exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns). EII's investment process employs a combination of a "top-down," macro level analysis, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies.

      ING CLARION REAL ESTATE SECURITIES, LP ("ING CRES")

      ING CRES manages portion of the Fund's assets allocated to global real estate-related securities. ING CRES uses a multi-step investment process for constructing an investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects sectors and geographic regions in which to invest, and determines the degree of representation of such sections and regions, through a systematic evaluation of public and private property market trends and conditions. Second, ING CRES uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) management and strategy; and (iii) capital structure.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.

            o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

            o COMMODITY RISK. The Real Asset Fund's investments in commodity/natural resource-related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

            o DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

            o EMERGING MARKETS RISK: Some foreign markets, in which a Fund may invest, particularly the International and Real Asset Funds, are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

            o FOREIGN SECURITIES RISKS: The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

            o IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

            o MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.

            o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            o RISKS OF REAL ESTATE-RELATED SECURITIES: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

                  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Because REITs are not diversified their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of these expenses in addition to the expenses of the Real Asset Fund.

            o SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

LARGE-CAP FUND -- A SHARES

                                                         FOR THE YEARS         FOR THE PERIOD
                                                         ENDED JUNE 30,     DECEMBER 20, 2005 (1)
                                                      -------------------         THROUGH
                                                        2008       2007         JUNE 30, 2006
                                                      --------   --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ............   $  14.41   $  12.33         $ 12.21
                                                      --------   --------         -------
INVESTMENT OPERATIONS:
   Net investment income(2) .......................       0.05       0.06            0.03
   Net realized and unrealized gain (loss)
      on investments. .............................      (1.56)      2.18            0.10
                                                      --------   --------         -------
      Total from investment operations ............      (1.51)      2.24            0.13
                                                      --------   --------         -------
DISTRIBUTIONS:
   From net investment income .....................      (0.07)     (0.06)          (0.01)
   From net realized gains ........................      (0.55)     (0.10)             --
                                                      --------   --------         -------
      Total distributions .........................      (0.62)     (0.16)          (0.01)
                                                      --------   --------         -------
NET ASSET VALUE -- END OF PERIOD ..................   $  12.28   $  14.41         $ 12.33
                                                      ========   ========         =======
TOTAL RETURN(3) ...................................     (10.98)%    18.26%           1.07%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ...............       1.18%      1.11%           1.25%*
      Excluding expense limitations ...............       1.30%      1.18%           1.28%*
   Net investment income ..........................       0.39%      0.47%           0.46%*
Portfolio turnover rate ...........................        127%        96%             57%(4)
Net assets at the end of period (000 omitted) .....   $     41   $     12         $    10

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

SMALL-CAP FUND -- A SHARES

                                                         FOR THE YEARS         FOR THE PERIOD
                                                         ENDED JUNE 30,     DECEMBER 20, 2005 (1)
                                                      -------------------         THROUGH
                                                        2008       2007         JUNE 30, 2006
                                                      --------   --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ............   $  14.06   $  14.17         $ 13.43
                                                      --------   --------         -------
INVESTMENT OPERATIONS:
   Net investment loss (2) ........................      (0.04)     (0.02)          (0.04)
   Net realized and unrealized gain
      on investments ..............................      (2.25)      1.91            0.78
                                                      --------   --------         -------
      Total from investment operations ............      (2.29)      1.89            0.74
                                                      --------   --------         -------
DISTRIBUTIONS:
   From net investment income .....................         --      (0.01)             --
   From net realized gains ........................      (2.68)     (1.99)             --
                                                      --------   --------         -------
      Total distributions .........................      (2.68)     (2.00)             --
                                                      --------   --------         -------
NET ASSET VALUE -- END OF PERIOD ..................   $   9.09   $  14.06         $ 14.17
                                                      ========   ========         =======
TOTAL RETURN(3) ...................................     (18.35)%    14.24%           5.51%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ...............       1.50%      1.50%           1.50%*
      Excluding expense limitations ...............       2.17%      1.81%           1.75%*
   Net investment loss ............................      (0.39)%    (0.11)%         (0.54)%*
Portfolio turnover rate ...........................        134%       127%             96%(4)
Net assets at the end of period (000 omitted) .....   $     10   $     12         $    13

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

INTERNATIONAL FUND -- A SHARES

                                                         FOR THE YEARS         FOR THE PERIOD
                                                         ENDED JUNE 30,     DECEMBER 20, 2005 (1)
                                                      --------------------         THROUGH
                                                        2008        2007         JUNE 30, 2006
                                                      --------    --------  ---------------------
NET ASSET VALUE -- BEGINNING OF YEAR ..............   $  11.75    $   9.92         $  9.08
                                                      --------    --------         -------
INVESTMENT OPERATIONS:
   Net investment income(2) .......................       0.15        0.16            0.09
   Net realized and unrealized gain (loss) on
      investments and foreign currency ............      (1.23)       2.72            0.84
                                                      --------    --------         -------
      Total from investment operations ............      (1.08)       2.88            0.93
                                                      --------    --------         -------
DISTRIBUTIONS:
   From net investment income .....................      (0.25)      (0.12)          (0.09)
   From net realized gains ........................      (1.92)      (0.93)             --
                                                      --------    --------         -------
      Total distributions .........................      (2.17)      (1.05)          (0.09)
                                                      --------    --------         -------
NET ASSET VALUE -- END OF YEAR ....................   $   8.50    $  11.75         $  9.92
                                                      ========    ========         =======
TOTAL RETURN(3) ...................................     (10.66)%     30.30%          10.27%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ...............       1.40%       1.37%           1.34%*
      Excluding expense limitations ...............       1.40%       1.37%           1.36%*
   Net investment income ..........................       1.46%       1.54%           1.76%*
Portfolio turnover rate ...........................        124%         89%            122%(4)
Net assets at the end of year (000 omitted) .......   $    118    $    122         $    18

*     Annualized

**    Not annualized

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

REAL ASSET FUND -- A SHARES

                                                         FOR THE YEARS         FOR THE PERIOD
                                                         ENDED JUNE 30,     DECEMBER 20, 2005 (1)
                                                      -------------------         THROUGH
                                                        2008       2007         JUNE 30, 2006
                                                      --------   --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ............   $  15.34   $  15.07         $ 13.77
                                                      --------   --------         -------
INVESTMENT OPERATIONS:
   Net investment income(2) .......................       0.63       0.58            0.26
   Net realized and unrealized gain
      on investments ..............................       2.65       0.12            1.19
                                                      --------   --------         -------
      Total from investment operations ............       3.28       0.70            1.45
                                                      --------   --------         -------
DISTRIBUTIONS:
   From net investment income .....................      (0.54)     (0.32)          (0.15)
   From net realized gains ........................      (0.33)     (0.11)             --
                                                      --------   --------         -------
      Total distributions .........................      (0.87)     (0.43)         (0.15)
                                                      --------   --------         -------
NET ASSET VALUE -- END OF PERIOD ..................   $  17.75   $  15.34         $ 15.07
                                                      ========   ========         =======
TOTAL RETURN(3) ...................................      22.00%      4.62%          10.50%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ...............       0.90%      0.89%           1.23%*
      Excluding expense limitations ...............       0.99%      0.90%           1.27%*
   Net investment income ..........................       3.61%      3.74%           3.29%*
Portfolio turnover rate ...........................         72%        23%             33%(4)
Net assets at the end of period (000 omitted) .....   $ 32,637   $    128         $    11

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2008, RSMC had approximately $9.1 billion in assets under management.

      For the fiscal year ended June 30, 2008, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:

         Large-Cap Fund                     0.63%
         Small-Cap Fund                     0.17%
         International Fund                 0.85%
         Real Asset Fund                    0.45%

      Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the annual and semi-annual reports to shareholders for the periods ended June 30 and December 31, respectively.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISER

      The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETF investment decisions based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

      RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER
      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

      R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Mr. Chen is involved in the investment manager selection process, including searches, due diligence and selection. Mr. Chen also conducts research on portfolio construction.

      AMANDA M. COGAR, CFA is an Assistant Vice President and has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Ms. Cogar is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. Ms. Cogar is involved in the investment manager selection process, including searches, due diligence and selection. Additionally, Ms. Cogar is responsible for portfolio construction.

      JONATHAN GLIDDEN, CFA has been Vice President at RSMC and WTIM since October 2007. Previously, he was the Director of Investment Analysis for Emory University's Endowment Fund in 2007 and Manager of Investment Analysis from 2002 to 2006. Mr. Glidden is responsible for oversight of Wilmington Trust's Manager Research Team. The team constructs multi-manager portfolios across global equities, real assets and hedge funds. They also conduct manager due diligence and oversight for individual external investment managers across the Wilmington Trust platform

      Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

WILMINGTON MULTI-MANAGER LARGE-CAP FUND
AND WILMINGTON MULTI-MANAGER SMALL-CAP FUND

      The day-to-day management of the portion of each Fund's assets allocated to the WTIM fundamentally weighted strategy and the quantitative investment strategy is the responsibility of a team of WTIM investment professionals. The members of the management team and a brief description of each member's relevant professional experience is provided below:

      REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

      ALLEN E. CHOINSKI, CFA, is an Assistant Vice President and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING's Aeltus Investment Management in fundamental and quantitative research.

      EDWARD S. FORRESTER, III, CFA, is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities from 1999 to 2006.

      ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

      RAFAEL E. TAMARGO, CFA, is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Mr. Tamargo spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

PORTFOLIO MANAGERS -- SUB-ADVISERS

      Each sub-adviser makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND

      ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2008, ASA had assets under management of approximately $4.1 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm. Mr. Shaw holds a B.A from Princeton University and an M.B.A. from Harvard Business School.

      FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2008, First Quadrant had actively managed discretionary assets under management of approximately $24 billion.

      R. MAX DARNELL has ultimate oversight for both the Investment Research and Portfolio Management functions of the portion of the Fund managed by First Quadrant. Mr. Darnell is a Partner and the Chief Investment Officer of First Quadrant and has been with the firm since 1991. Mr. Darnell earned a master's degree in Economics from the University of California, Los Angeles.

      CHRISTOPHER G. LUCK, JIA YE and NELSON WICAS focus on the day-to-day management of the portfolio team at First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equities Portfolio Management. Mr. Luck joined the firm in 1985. Mr. Luck received an MBA in Finance, from the University of California, Berkeley. Ms. Ye is a Partner of First Quadrant and the Chief Investment Strategist and has been with the firm since

1996. Ms. Ye received a MS degree in applied mathematics and a PhD in finance and business economics, both from the University of Southern California. Mr. Wicas is Director of Global Equities Research and has been with the firm since 2008. Prior to joining First Quadrant, Mr. Wicas worked at the Vanguard Group for fifteen years, where he led a research team focusing on portfolio construction, asset allocation, customized portfolio solutions, product development, quantitative investment strategies and global macro economic issues. Mr. Wicas received a PhD in Economics and a BA in English, both from the University of Pennsylvania.

      MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. As of September 30, 2008, M&C had assets under management of approximately $13.7 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

      RONALD E. CANAKARIS, CIC, CFA, leads the M&C Investment Management Team. Mr. Canakaris is Chairman, President, and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

      HELEN M. DONAHUE, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. Ms. Donahue holds a B.A. from Loyola College.

      GROVER C. MAXWELL III, CFA, is Executive Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

      ROBECO INVESTMENT MANAGEMENT, INC. Robeco was approved by shareholders on January 31, 2008 and for its sub-advisory services, Robeco receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under Robeco's management; 0.45% of the average daily net assets of the next $25 million under Robeco's management; and 0.40% of the average daily net assets over $50 million under Robeco's management. Robeco is a registered investment adviser with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. As of September 30, 2008, Robeco had assets under management in excess of $14.7 billion.

      EASTON RAGSDALE, CFA, is Co-Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has an A.B. and M.B.A. from the University of Chicago.

      PETER ALBANESE is Co-Head of the Disciplined Equity Group, Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr. Albanese holds a B.S. from the State University of NY at Stony Brook and an M.B.A. from New York University.

      LEO FOCHTMAN, JR. is a Managing Director, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. from Pace University and M.S. in Finance from Boston College.

      J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.

SMALL-CAP FUND

      SYSTEMATIC FINANCIAL MANAGEMENT, L.P. Systematic is located at 300 Frank
W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck New Jersey 07666. It was founded in 1982, as Systematic Financial Management Inc., a registered investment adviser specializing in the management of value portfolios throughout the market capitalization spectrum. In 1995, a majority stake in the firm was sold to Affiliated Managers Group (AMG), a publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered as Systematic Financial Management, L.P. on April 10, 1995. Systematic's assets under management as of September 30, 2008 were $7.9 billion.

      KEN BURGESS, CFA, is a Partner in the firm and serves as Lead Portfolio Manager for Systematic's Small Cap Free Cash Flow portfolio. He also serves as an analyst, providing research support within selected economic sectors. Mr. Burgess' investment career began in 1993, when he joined SFM. He specializes in cash flow analysis and devotes his efforts to portfolio management and the analysis of small cap equities. His work has included contributions to quantitative and fundamental equity analysis, portfolio management, and performance analytics. He conducted his undergraduate studies at New Hampshire College, majoring in Economics and Finance.

      TAMRO CAPITAL PARTNERS LLC. TAMRO was approved by shareholders on June 27, 2008 and for its sub-advisory services, TAMRO receives a monthly portfolio management fee at the annual rate of: 0.80% on the first $25 million of average daily net assets under TAMRO's management; 0.70% of the average daily net assets of the next $50 million under TAMRO's management; and 0.60% of the average daily net assets over $75 million under TAMRO's management. TAMRO, a Delaware limited liability company is a registered investment adviser with its principal executive office located at 1660 Duke Street, Suite 200, Alexandria, VA 22314. As of September 30, 2008, TAMRO had assets under management in excess of $1 billion.

      PHILIP D. TASHO, CFA, Principal, is TAMRO's Chief Executive officer and Chief Investment Officer. He leads the 8-member investment team and has overall portfolio management responsibility. Philip co-founded TAMRO in 2000. His previous experience includes: Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Company; and Vice President and Equity Portfolio Manager with Shawmut Investment Advisors. Philip earned a B.A. from Grinnell College and an M.B.A. in Finance and Investments from George Washington University.

INTERNATIONAL FUND

      ACADIAN ASSET MANAGEMENT, LLC Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. As of September 30, 2008, Acadian had assets under management of approximately $58.6 billion. Acadian was founded in 1986.

      MATTHEW J. COHEN, CFA, is a Senior Vice President and Portfolio Manager. Mr. Cohen specializes in equity valuation techniques and is actively involved in the processes and data that drive Acadian's investment approach. Mr. Cohen joined Acadian in 1994. Previously, he worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

      TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the August of 2005. From July 2004 to July 2005, Mr. Burnham was a negotiation consultant for Lax Sebenius. From July 2001 to July 2004, he was a Visiting Assistant Professor at Harvard Business School. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc., Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University.

      ARTIO GLOBAL MANAGEMENT, LLC. Artio, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser. As of September 30, 2008, Artio had assets under management of approximately $56.4 billion. Richard C. Pell and Rudolph Riad Younes are the members of Artio's portfolio management team who are responsible for the management of the International Fund.

      RUDOLPH RIAD YOUNES, CFA, is a Senior Vice President and the Head of International Equities of Artio. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University.

      RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of Artio. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

      DIMENSIONAL FUND ADVISORS LP. Dimensional is a registered investment adviser with its principal executive office located at 1299 Ocean Avenue, Santa Monica, California 90401. As of September 30, 2008, Dimensional had global assets under management of approximately $141 billion. Dimensional manages its portion of the Fund's portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

      In accordance with the team approach, the Portfolio Managers and Portfolio Traders implement the policies and procedures established by the Investment Committee. The Portfolio Managers and Portfolio Traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee.

      KAREN UMLAND coordinates the efforts of the other Portfolio Managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating day-to-day management of its portion of the Fund's portfolio. Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of its Investment Committee. She received her B.A. from Yale University in 1988 and her M.B.A. from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

      Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services

Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.

      GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2008, GSAM along with other units of IMD had assets under management of approximately $773 billion. GSAM's Global Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated Portfolio Managers working with Mr. Jones; in managing various portfolios, the Global Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.

      ROBERT JONES, CFA, is a Managing Director of GSAM's Global Quantitative Equity ("GQE") Group in New York, Senior Portfolio Manager and Chair of the GQE Investment Policy Committee. He currently serves as the Chief Investment Officer for GQE Strategies. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and an M.B.A. from the University of Michigan in 1980.

      MELISSA R. BROWN, CFA, is a Senior Portfolio Manager on the GQE Team, where she is responsible for U.S. and Global portfolios. Melissa joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities. Melissa has 23 years of industry experience. She received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A in Finance from New York University.

      LEN IOFFE, CFA, is a Managing Director and Senior Portfolio Manager on the GQE Team, where he is responsible for portfolio management of global and non-U.S. portfolios. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.

      PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA is a registered investment adviser with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. As of September 30, 2008, PPA had assets under management of approximately of $23.5 billion.

      Investment policy decisions for PPA's emerging markets strategy are made on a team basis by its Emerging Markets Investment Committee consisting of voting members David Stein and Tom Seto.

      DAVID M. STEIN, PH.D. is PPA's Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Dr. Stein earned both a B.S. and M.S. from the University of Witwatersrand, South Africa and a Ph.D. from Harvard University.

      THOMAS C. SETO is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors. He received an M.B.A. from the University of Chicago and a B.S. from the University of Washington.

      PRINCIPAL GLOBAL INVESTORS, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors. As of September 30, 2008, PGI had assets under management in excess of $244.4 billion, inclusive of assets managed by its affiliates.

      MICHAEL L. REYNAL serves as lead portfolio manager for the portion of the Fund's assets allocated to PGI. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd. He received an M.B.A. from the Amos Tuck School at Dartmouth College, an M.A. from Cambridge University and B.A. from Middlebury College.

REAL ASSET FUND

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

      Clayton M. Albright, III and Dominick J. D'Eramo are responsible for the day-to-day management of the portion of the Real Asset Fund allocated to TIPS.

      CLAYTON M. ALBRIGHT, III, is a Vice President of RSMC and WTIM. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987 Mr. Albright has specialized in the management of intermediate and long-term fixed income funds. In 2007, Mr. Albright was named Managing Director of Fixed Income for RSMC.

      DOMINICK J. D'ERAMO, is a Vice President of RSMC and WTIM. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987. He has been a fixed income Portfolio Manager since 1990. In 2007, he was named Director of Institutional Fixed Income for RSMC.

      Joseph M. Fahey, Jr. is responsible for the day-to-day management of the portion of the Real Asset Fund allocated to the enhanced cash strategy.

      JOSEPH M. FAHEY, JR. has been a portfolio manager for the Wilmington Money Market Funds since the early 1980s. In this capacity, Mr. Fahey is currently responsible for managing $6.8 billion in the Money Market Funds. He is also responsible for managing $300 million in separately managed money market portfolios.

      AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had approximately $50 billion of assets under management as of September 30, 2008. AEW is a subsidiary of (and controlled by) Natixis Global Asset Management, L.P. Together with subsidiaries and affiliates in the U.S., Europe and Asia, Natixis Global Asset Management Group managed more than $850 billion in assets for institutions and individuals as of September 30, 2008. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

      MATTHEW A. TROXELL, CFA serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 26 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas.

      EII REALTY SECURITIES INC. EII was approved by shareholders on April 21, 2008 and for its sub-advisory services, EII receives a monthly portfolio management fee at the annual rate of: 0.65% on the first $100 million of average daily net assets under EII's management and 0.60% of the average daily net assets over $100 million under EII's management. EII is a registered investment adviser under the Advisers Act, with its principal executive office located at 717 Fifth Avenue, 10th Floor, New York, NY 10022. As of September 30, 2008, EII had assets under management in excess of $5.7 billion.

      With respect to the portion of the Real Asset Fund's assets allocated to EII, the following individuals serve as portfolio managers:

      PETER NIEUWLAND, CFA, Managing Director, joined European Investors in 2001. Peter is a senior analyst and assistant portfolio manager for the firm's international real estate securities portfolios. From 1996 to 2001, Peter was an analyst and portfolio manager for ABP Investments in Amsterdam. Peter earned an MBA equivalent from the University of Maastricht.

      ALFRED C. OTERO, Managing Director, joined European Investors in 1996. Al is responsible for the firm's U.S.REIT investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank. Al is a 1992 graduate of the University of Notre Dame with an MBA and a BBA in Finance (1989).

      JAMES E. REHLAENDER, Managing Director, joined European Investors in 2000. Jim is responsible for the firm's international real estate investment activities and is co-portfolio manager of all global REIT accounts. Jim spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities. Prior to joining European Investors, Jim developed and founded Global Property Advisors with one of the largest German insurance companies. He has a BA from the College of William and Mary and an MBA from Northwestern University.

      SUANG ENG TSAN, Senior Analyst and Director of European Investors, Singapore Pte. Ltd, joined European Investors in June 2006. Suang Eng has been the top rated Singapore-based property analyst in the Asia Money, Institutional Investor and Greenwich Associates surveys. Prior to joining EII, Suang Eng served as Research Director at Citigroup in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Suang Eng was a property executive at Pidemco Land and Urban Redevelopment Authority. Suang Eng received both her MBA in 1993 and her BS in Estate Management in 1987 from the University of Singapore.

      ING CLARION REAL ESTATE SECURITIES, LP. ING CRES was approved by shareholders on April 21, 2008 and for its sub-advisory services, ING CRES receives a monthly portfolio management fee at the annual rate of: 0.65% on the first $50 million of average daily net assets under ING CRES' management; 0.55% of the average daily net assets of the next $50 million under ING CRES' management; and 0.45% of the average daily net assets over $100 million under ING CRES' management. ING CRES is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of September 30, 2008, ING CRES had assets under management in excess of $15.9 billion.

      With respect to the portion of the Real Asset Fund's assets allocated to ING CRES, the following individuals serve as portfolio managers:

      T. RITSON FERGUSON, Chief Investment Officer ("CIO") and Portfolio Manager, has 23 years of real estate investment experience. Mr. Ferguson oversees the day-today management of the portfolio. Mr. Ferguson has served as CIO of ING CRES since 1991 and is the head of the firm's Investment Committee.

      STEVEN D. BURTON, Managing Director and Portfolio Manager, is the lead manager responsible for international real estate strategies and is a member of the firm's Investment Committee. Mr. Burton joined ING CRES in 1995 and has 23 years of real estate investment experience.

      JOSEPH P. SMITH, Managing Director and Portfolio Manager, is the lead manager responsible for U.S. real estate strategies and is a member of the firm's Investment Committee. Mr. Smith joined ING CRES in 1997 and has 17 years of real estate investment experience.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Funds' primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
|-------------------------------|                                        |-------------------------------|
|                               |                                        |                               |
|       INVESTMENT ADVISER      |-------                          -------|        TRANSFER AGENT         |
|       AND ADMINISTRATOR       |      |                          |      |                               |
|                               |      |                          |      |     PNC GLOBAL INVESTMENT     |
|         RODNEY SQUARE         |      |                          |      |     SERVICING (U.S.) INC.     |
|        MANAGEMENT CORP.       |      |                          |      |        760 MOORE ROAD         |
|    1100 NORTH MARKET STREET   |   |--------------------------------|   |   KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890     |   |                                |   |                               |
|                               |   |          WT MUTUAL FUND        |   |  Handles certain shareholder  |
|      Manages each Fund's      |   |                                |   |      services, including      |
|   investment activities and   |   |    WILMINGTON MULTI-MANAGER    |   | recordkeeping and statements, |
|  oversees Fund administration |   |         LARGE-CAP FUND         |   |   payment of distributions    |
|  and other service providers. |   |                                |   |   and processing of buy and   |
|                               |   |    WILMINGTON MULTI-MANAGER    |   |         sell requests.        |
|                               |   |         SMALL-CAP FUND         |   |                               |
|-------------------------------|   |                                |   |-------------------------------|
                                    |    WILMINGTON MULTI-MANAGER    |
                                    |       INTERNATIONAL FUND       |
                                    |                                |
                                    |    WILMINGTON MULTI-MANAGER    |
                                    |         REAL ASSET FUND        |
Fund                                |                                |   Fund Asset
Operations                          |--------------------------------|   Safe Keeping
|-------------------------------|      |            |             |      |-------------------------------|
|                               |      |            |             |      |                               |
|       SUB-ADMINISTRATOR       |      |            |             |      |           CUSTODIAN           |
|              AND              |      |            |             |      |                               |
|        ACCOUNTING AGENT       |-------            |             -------|   WILMINGTON TRUST COMPANY    |
|                               |                   |                    |   1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT     |   Distribution    |                    |     WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.     |   |--------------------------------|   |                               |
|      301 BELLEVUE PARKWAY     |   |                                |   |                               |
|      WILMINGTON, DE 19809     |   |           DISTRIBUTOR          |   |                               |
|                               |   |                                |   |                               |
| Provides facilities, equipment|   |       PROFESSIONAL FUNDS       |   |   Holds each Fund's assets,   |
|   and personnel to carry out  |   |        DISTRIBUTOR, LLC        |   | settles all portfolio trades  |
|administrative services related|   |         760 MOORE ROAD         |   |   and collects most of the    |
|  to each Fund and calculates  |   |    KING OF PRUSSIA, PA 19406   |   |  valuation data required for  |
|      each Fund's NAV and      |   |                                |   |  calculating each Fund's NAV  |
|         distributions.        |   |                                |   |          per share.           |
|                               |   |                                |   |                               |
|-------------------------------|   |                                |   |-------------------------------|
                                    |                                |
                                    |  Distributes the Funds' Shares.|
                                    |                                |
                                    |--------------------------------|

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

      PNC Global determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

      In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

            o Information or records regarding Fund shares held in all your accounts (E.G., retirement accounts) at your financial intermediary(ies); and

            o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

      The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

      A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

      YOUR INVESTMENT IN A          AS A PERCENTAGE     AS A PERCENTAGE
      SHARES OF THE FUND           OF OFFERING PRICE   OF YOUR INVESTMENT
      --------------------------   -----------------   ------------------
      $1,000 up to $100,000              3.50%               3.63%
      $100,000 up to $250,000            2.00%               2.04%
      $250,000 up to $500,000            1.50%               1.52%
      Over $500,000                      None                None

SALES CHARGE REDUCTIONS AND WAIVERS

      REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

            o Accumulation privilege -- permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

            o Letter of intent -- permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

      To use these privileges, discuss your eligibility with your financial consultant.

      NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

            o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

            o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

            o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

            o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

            o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may also directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      The Funds' SAI further explains the front-end sales charge on the Funds' A Shares and is accessible, free of charge, on the Funds' internet website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                    OVERNIGHT MAIL:
      -------------                    ---------------
      Wilmington Multi-Manager Funds   Wilmington Multi-Manager Funds
      c/o PNC Global Investment        c/o PNC Global Investment
         Servicing (U.S.) Inc.            Servicing (U.S.) Inc.
      P.O. Box 9828                    101 Sabin Street
      Providence, RI 02940             Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where the Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fee set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                    OVERNIGHT MAIL:
      -------------                    ---------------
      Wilmington Multi-Manager Funds   Wilmington Multi-Manager Funds
      c/o PNC Global Investment        c/o PNC Global Investment
         Servicing (U.S.) Inc.            Servicing (U.S.) Inc.
      P.O. Box 9828                    101 Sabin Street
      Providence, RI 02940             Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption/ Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The Funds reserve the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your A Shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund

      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

      Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income such amount will be designated by it and taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

      A Fund's distributions of net capital gains, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if a Fund's shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      SPECIAL TAX CONSIDERATIONS FOR THE REAL ASSET FUND. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-1, which held that income from certain derivative securities with respect to commodity indexes is not qualifying income. Accordingly, each Fund's ability to utilize certain derivative securities with respect to commodity indices as part of its investment strategy is limited to a maximum of 10% of its gross income. This limitation, however, will not protect a Fund against the risk of losing its regulated investment company status should any other income give rise to non-qualifying income.

      Revenue Ruling 2006-31 clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The Real Asset Fund intends to seek a private letter ruling with respect to commodity index-linked notes in which it has invested. However, no assurance may be given that the IRS will issue a favorable ruling. Further, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. In the interim, RSMC will continue to direct investments of the Real Asset Fund's assets in conformance with Revenue Ruling 2006-31, IRS guidance and the advice of counsel.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

      This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

            o     is not a bank deposit

            o is not an obligation of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            o     is not federally insured

            o is not an obligation of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            o     is not guaranteed to achieve its goal.

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL              Summary .......................    1
HISTORY OF THE FUND.                       Performance Information .......    4
                                           Fees and Expenses .............    5
                                           Example .......................    7
                                           Investment Objective ..........    8
                                           Principal Investment
                                              Strategies .................    8
                                           Additional Risk Information ...   12
                                           Financial Highlights ..........   18

DETAILS ABOUT THE SERVICE              MANAGEMENT OF THE FUND
PROVIDERS.                                 Investment Adviser ............   19
                                           Fund Managers .................   20
                                           Service Providers .............   21

POLICIES AND INSTRUCTIONS FOR          SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING           Pricing of Shares .............   22
AN ACCOUNT IN THE FUND.                    Purchase of Shares ............   23
                                           Redemption of Shares ..........   25
                                           Exchange of Shares ............   28
                                           Distributions .................   29
                                           Taxes .........................   30

DETAILS ON THE FUND'S                  DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS                  Additional Compensation to
AND SHARE CLASSES.                            Financial Intermediaries ...   31
                                           Share Classes .................   32

                                       FOR MORE INFORMATION ..............   33

                         WILMINGTON ETF ALLOCATION FUND

                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

                                FUND DESCRIPTION
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment        The WILMINGTON ETF ALLOCATION FUND seeks long-term capital
Objective         appreciation.
--------------------------------------------------------------------------------
Investment        The Fund will primarily invest in Exchange Traded Funds or
Focus             "ETFs."

                  ETFs are registered investment companies whose shares are
                  listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an
                  "index provider" (such as Standard & Poor's, Russell or MSCI)
                  selects as representative of a market, market segment,
                  industry sector, country or geographic region. An ETF
                  portfolio generally holds the same stocks or bonds as the
                  index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance will correspond closely with that of the index it tracks.
--------------------------------------------------------------------------------
Share Price       High
Volatility
--------------------------------------------------------------------------------
Principal         Under normal market conditions, the Fund will invest at least
Investment        80% of its assets in exchange traded securities of other
Strategies        investment companies ("exchange traded funds" or "ETFs"). The
                  Fund is advised by Rodney Square Management Corporation
                  ("RSMC") and sub-advised by Wilmington Trust Investment
                  Management, LLC ("WTIM"). The Fund invests its assets in ETFs in accordance with weightings determined by RSMC and WTIM.

                  The Fund's assets will be allocated among several asset classes, including small-cap and large-cap U.S. equity, international equity in emerging and developed markets and real return assets. Please see "Investment Objective," "Principal Investment Strategies" and "Additional Risk Information" for a discussion of how RSMC allocates the Fund's assets.

--------------------------------------------------------------------------------
Principal Risks   The following is a list of certain risks that may apply to your investment in the Fund.

                  o ASSET ALLOCATION. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among ETFs. There is a risk that RSMC's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inaccurate based on subsequent market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                  o CONCENTRATION RISK. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one ETF. To the extent that the Fund invests a significant portion of its assets in a single ETF, it will be particularly sensitive to the risks associated with that ETF and changes in the value of that ETF may have a significant effect on the net asset value of the Fund.

                  o INVESTMENTS IN OTHER INVESTMENT COMPANIES AND EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                  o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                  o NOT INSURED -- YOU COULD LOSE MONEY. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                        It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities in which the Fund invests will increase in value.

                  o NAV WILL FLUCTUATE. The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                  o RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                        o     Asset Class Risk

                        o     Concentration Risk

                        o     Credit Risk

                        o     Derivatives Risk

                        o     Emerging Market Risk

                        o     Foreign Securities Risks

                        o     Government Obligations Risk

                        o     Interest Rate Risk

                        o     Lack of Governmental Insurance or Guarantee

                        o     Leverage Risk

                        o     Liquidity Risk

                        o     Management Risk

                        o     Market Risk

                        o     Market Trading Risks

                        o     Non-Diversification Risk

                        o     Passive Investment Risk

                        o     Real Estate Securities Risk

                        o     Small-Cap Company Risk

                        o     Tracking Error Risk

                        o     Trading Risk

                        o     Valuation Risk

                  o INVESTMENT ADVISER. The performance of the Fund will depend on whether the investment adviser is successful in pursuing the investment strategy.

                  Please see "Additional Risk Information" for a description of these principal risks and other risks associated with the Underlying ETFs.

--------------------------------------------------------------------------------
Investor          Investors who want the value of their investment to grow and
Profile           who are willing to accept more volatility for the possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                         WILMINGTON ETF ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past two calendar years and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Dow Jones Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS          RETURNS
                       -----------------          -------
                              2006                 21.08%
                              2007                  7.97%

                      BEST QUARTER              WORST QUARTER
                      ------------              -------------
                         9.04%                      -1.77%
                  (December 31, 2006)          (June 30, 2006)

      Calendar Year-to-Date Total Return as of September 30, 2008: -25.14%

                                                                             SINCE
ETF ALLOCATION FUND-INSTITUTIONAL SHARES                                   INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007         1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------         ------   -------------------
Return Before Taxes                                           7.97%          13.30%
Return After Taxes on Distributions(1)                        7.00%          12.64%
Return After Taxes on Distributions and
   Sale of Shares(1)                                          6.31%          11.33%
DJ Global Aggressive Portfolio Index
   (reflects no deductions for fees, expenses or taxes)(2)    8.66%          13.21%
S&P 500 Index (reflects no deductions for fees,
   expenses or taxes)(3)                                      5.49%           9.91%

(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100% (an all stock portfolio).

(3) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is Standard & Poor's Composite Index of 500 Stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

                                                                   INSTITUTIONAL
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             SHARES
----------------------------------------------------------         -------------
Maximum sales charge (load) imposed on purchases                       None
Maximum deferred sales charge                                          None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                           None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES                                     INSTITUTIONAL
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                          SHARES
---------------------------------------------                      -------------
Management fees                                                        0.50%
Distribution (Rule 12b-1) fees                                         None
Other expenses                                                         0.49%
Acquired Fund fees and expenses(1)                                     0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                1.27%
Waivers/Reimbursements(3,4)                                           (0.29)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                                0.98%

(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Acquired Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Acquired Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.18% to 0.74%. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Acquired Funds.

(2) "Total annual Fund operating expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses," excluding "Acquired Fund fees and expenses" exceed 0.70% through June 30, 2013. The contractual fee waiver arrangement will remain in place until June 30, 2013, unless the Board of Trustees approves its earlier termination.

(4) The sub-administrator and accouting agent has a contractual obligation to waive certain flat rate fees associated with a fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                 INSTITUTIONAL SHARES
                                                 --------------------
            1 Year                                      $  100
            3 Years                                     $  312
            5 Years                                     $  542
            10 Years                                    $1,390

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS OF INSTITUTIONAL SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON ETF ALLOCATION FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

      RSMC believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

      The Fund's adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). RSMC allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and actual holdings will vary from time to time):

      U.S. EQUITY                                            30% TO 95%
         Large-Cap Core                          0% to 95%
         Large-Cap Growth                        0% to 95%
         Large-Cap Value                         0% to 95%
         Small-Cap Core                          0% to 95%
         Small-Cap Growth                        0% to 95%
         Small-Cap Value                         0% to 95%
      "REAL RETURN" ASSETS                                   0% TO 20%
      INTERNATIONAL EQUITY                                   0% TO 50%
         Developed Markets                       0% to 40%
         Emerging Markets                        0% to 20%

      The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in money market funds that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

      RSMC monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. RSMC may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. RSMC may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.

      While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when RSMC believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate or government bonds from time to time. In addition, the Fund may invest in derivative instruments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign securities risks; derivatives risk; small-cap company risk; currency risk; emerging market risk; real estate securities risk; trading risk; and lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."

      The frequency of portfolio transactions and the Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for the Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by the Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

      LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to several ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits subject to certain terms and conditions. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with the terms and conditions in such order.

      The terms and conditions of the SEC orders include requiring an investing fund to enter into an agreement with the Underlying ETF before investing in excess of the 1940 Act's limitations. The Fund has entered into several such agreements. To the extent ETFs obtain exemptive relief from the SEC, the Fund may invest in such ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

      To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that RSMC considers optimal, or cause RSMC to select a similar index or sector- based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when RSMC believes they represent more attractive opportunities than similar Underlying ETFs.

      The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

      INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS. Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The Underlying ETFs may change from time to time at RSMC's discretion.

      In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time.

            o ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

            o CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

            o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. ETFs in which the Fund invests may invest in derivative instruments including options, futures contracts, options on futures contracts and swap agreements. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an ETF's or the Fund's share price. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the value of the derivative could be reduced to below the amount paid for such derivative. For some derivatives, it is possible to lose more than the amount invested in the derivative instrument.

            o EMERGING MARKET RISK: Some foreign markets in which ETFs invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies.

            o FOREIGN SECURITIES RISKS: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an ETF may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the ETFs in which the Fund invests is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Underlying ETF.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an ETF also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the volatility of international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on removal of currency or other assets, and nationalization of assets.

            o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

            o LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying ETF to be more volatile than if the Underlying ETF had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The NAV for each ETF will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuations in the NAV for an ETF in response to market movements, and over longer periods during market downturns.

            o     MARKET TRADING RISKS:

                  ABSENCE OF PRIOR ACTIVE MARKET: Although the shares of the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

                  LACK OF MARKET LIQUIDITY: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

                  SHARES OF AN ETF MAY TRADE AT PRICES OTHER THAN NAV: Shares of an ETF may trade at, above or below its NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

            o NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that the ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

            o PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

            o REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

                  Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of those expenses in addition to the expenses of the Underlying ETF.

            o SMALL-CAP COMPANY RISK: Certain ETFs only invest in small-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

            o TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

            o VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON ETF ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                       FOR THE YEARS           FOR THE PERIOD
                                                       ENDED JUNE 30,       DECEMBER 20, 2005 (1)
                                                   ---------------------           THROUGH
                                                     2008         2007          JUNE 30, 2006
                                                   --------     --------    ---------------------
NET ASSET VALUE -- BEGINNING
   OF PERIOD ...................................   $  12.40     $  10.50    $               10.00
                                                   --------     --------    ---------------------
INVESTMENT OPERATIONS:
   Net investment income(2) ....................       0.12         0.20                     0.06
   Net realized and unrealized gain (loss)
      on investments ...........................      (1.09)        1.91                     0.45
                                                   --------     --------    ---------------------
      Total from investment operations .........      (0.97)        2.11                     0.51
                                                   --------     --------    ---------------------
DISTRIBUTIONS:
   From net investment income ..................      (0.13)       (0.21)                   (0.01)
   From net realized gains .....................      (0.55)          --                       --
                                                   --------     --------    ---------------------
      Total distributions ......................      (0.68)       (0.21)                   (0.01)
                                                   --------     --------    ---------------------
NET ASSET VALUE -- END OF PERIOD ...............   $  10.75     $  12.40    $               10.50
                                                   ========     ========    =====================
TOTAL RETURN ...................................      (8.37)%      20.20%                    5.11%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ............       0.70%        0.70%                    0.70%*
      Excluding expense limitations ............       0.99%        1.27%                    2.24%*
   Net investment income .......................       1.04%        1.70%                    1.03%*
   Portfolio turnover rate .....................        126%          44%                      58%**
Net assets at the end of period
   (000 omitted) ...............................   $ 30,435     $ 40,963    $              20,441

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had $9.1 billion in assets under management.

      The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. For the fiscal year ended June 30, 2008, advisory fees paid to RSMC, net of fee waivers, were 0.22% of the Fund's average daily net assets.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for the Fund is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, who determine the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

      ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

      R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisers from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

      YULONG (CLARK) LI, PH.D., CFA, CPA has been Assistant Vice President and Senior Research Analyst at RSMC and WTIM since November 2006. Previously, he was a Senior Analyst at Waddell & Reed Financial from March 2006 to October 2006, and was a Financial Analyst with Rohm Corporation from January 2003 to February 2006. Mr. Li is responsible for providing investment research for the development and implementation of strategic and tactical asset allocation policies.

      The Fund's SAI provides additional information about each Fund Manager's compensation, other accounts managed by each of the Fund Managers and each Fund Manager's ownership of securities in the Fund.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Fund's primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
|--------------------------------|                                       |--------------------------------|
|                                |                                       |                                |
|       INVESTMENT ADVISER       |-----|                          |------|        TRANSFER AGENT          |
|       AND ADMINISTRATOR        |     |                          |      |                                |
|                                |     |                          |      |     PNC GLOBAL INVESTMENT      |
|         RODNEY SQUARE          |     |                          |      |     SERVICING (U.S.) INC.      |
|        MANAGEMENT CORP.        |     |                          |      |        760 MOORE ROAD          |
|    1100 NORTH MARKET STREET    |     |                          |      |    KING OF PRUSSIA, PA 19406   |
|      WILMINGTON, DE 19890      |     |                          |      |                                |
|                                |     |                          |      |   Handles certain shareholder  |
|                                |     |                          |      |       services, including      |
|      Manages the Fund's        |     |                          |      |  recordkeeping and statements, |
|   investment activities and    |     |                          |      |    payment of distributions    |
|  oversees Fund administration  |  |---------------------------------|  |    and processing of buy and   |
|  and other service providers.  |  |                                 |  |         sell requests.         |
|                                |  |          WT MUTUAL FUND         |  |                                |
|--------------------------------|  |                                 |  |--------------------------------|
                                    |          WILMINGTON ETF         |
                                    |          ALLOCATION FUND        |
Fund                                |                                 |   Fund Asset
Operations                          |---------------------------------|   Safe Keeping
|--------------------------------|     |            |             |      |--------------------------------|
|                                |     |            |             |      |                                |
|       SUB-ADMINISTRATOR        |     |            |             |      |            CUSTODIAN           |
|              AND               |     |            |             |      |                                |
|        ACCOUNTING AGENT        |-----|            |             |------|    WILMINGTON TRUST COMPANY    |
|                                |                  |                    |    1100 NORTH MARKET STREET    |
|     PNC GLOBAL INVESTMENT      |   Distribution   |                    |      WILMINGTON, DE 19890      |
|     SERVICING (U.S.) INC.      |  |---------------------------------|  |                                |
|      301 BELLEVUE PARKWAY      |  |                                 |  |                                |
|      WILMINGTON, DE 19809      |  |           DISTRIBUTOR           |  |                                |
|                                |  |                                 |  |                                |
| Provides facilities, equipment |  |        PROFESSIONAL FUNDS       |  |     Holds the Fund's assets,   |
|   and personnel to carry out   |  |         DISTRIBUTOR, LLC        |  |  settles all portfolio trades  |
|administrative services related |  |          760 MOORE ROAD         |  |    and collects most of the    |
|   to the Fund and calculates   |  |    KING OF PRUSSIA, PA 19406    |  |   valuation data required for  |
|      the Fund's NAV and        |  |                                 |  |   calculating the Fund's NAV   |
|         distributions.         |  |                                 |  |           per share.           |
|                                |  |                                 |  |                                |
|--------------------------------|  |                                 |  |--------------------------------|
                                    |                                 |
                                    |  Distributes the Funds' Shares. |
                                    |                                 |
                                    |---------------------------------|

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of the Fund's shares is based on its net asset value ("NAV"). The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

      PNC Global determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary.

Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of the Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                    OVERNIGHT MAIL:
      ------------------------------   ------------------------------
      Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
      c/o PNC Global Investment        c/o PNC Global Investment
         Servicing (U.S.) Inc.            Servicing (U.S.) Inc.
      P.O. Box 9828                    101 Sabin Street
      Providence, RI 02940             Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

      Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders' best interest.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first;

however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fee set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

      Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETF determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the

Underlying ETF does not reflect the value of the underlying portfolio securities. Short-term trading in small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                    OVERNIGHT MAIL:
      ------------------------------   ------------------------------
      Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
      c/o PNC Global Investment        c/o PNC Global Investment
         Servicing (U.S.) Inc.            Servicing (U.S.) Inc.
      P.O. Box 9828                    101 Sabin Street
      Providence, RI 02940             Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

      If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in the Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your Institutional Shares in the Fund for Institutional Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax Exempt Money Market Fund
      Wilmington Short/ Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund

      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

      FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

      Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of the Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, such amount will be designated by it and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Distributions of net capital gains, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Fund issues Institutional Shares and A Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

      The Fund's SAI, annual and semi-reports are accessible, free of charge, on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2008

     This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

            o     is not a bank deposit

            o is not an obligation of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

            o     is not federally insured

            o is not an obligation of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

            o     is not guaranteed to achieve its goal.

      A Shares of the Fund are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL           Summary ..........................    1
HISTORY OF THE FUND.                    Performance Information ..........    4
                                        Fees and Expenses ................    5
                                        Example ..........................    7
                                        Investment Objective .............    8
                                        Principal Investment
                                          Strategies .....................    8
                                        Additional Risk Information ......   12
                                        Financial Highlights .............   18

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                              Investment Adviser ...............   19
                                        Fund Managers ....................   20
                                        Service Providers ................   21

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING        Pricing of Shares ................   22
AN ACCOUNT IN THE FUND.                 Purchase of Shares ...............   23
                                        Front-End Sales Charge ...........   23
                                        Redemption of Shares .............   27
                                        Exchange of Shares ...............   30
                                        Distributions ....................   31
                                        Taxes ............................   31

DETAILS ON THE FUND'S               DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,              Distribution Fees ................   33
RULE 12b-1 FEES AND                     Additional Compensation to
SHARE CLASSES.                            Financial Intermediaries .......   33
                                        Share Classes ....................   34

                                    FOR MORE INFORMATION .................   35

                         WILMINGTON ETF ALLOCATION FUND

                                    A SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTION
--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment        The WILMINGTON ETF ALLOCATION FUND seeks long-term capital
Objective         appreciation.
--------------------------------------------------------------------------------
Investment        The Fund will primarily invest in Exchange Traded Funds or
Focus             "ETFs".

                  ETFs are registered investment companies whose shares are
                  listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an
                  "index provider" (such as Standard & Poor's, Russell or MSCI)
                  selects as representative of a market, market segment,
                  industry sector, country or geographic region. An ETF
                  portfolio generally holds the same stocks or bonds as the
                  index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance will correspond closely with that of the index it tracks.
--------------------------------------------------------------------------------
Share Price       High
Volatility
--------------------------------------------------------------------------------
Principal         Under normal market conditions, the Fund will invest at least
Investment        80% of its assets in exchange traded securities of other
Strategies        investment companies ("exchange traded funds" or "ETFs"). The
                  Fund is advised by Rodney Square Management Corporation
                  ("RSMC") and sub-advised by Wilmington Trust Investment
                  Management, LLC ("WTIM"). The Fund invests its assets in ETFs in accordance with weightings determined by RSMC and WTIM.

                  The Fund's assets will be allocated among several asset classes, including small-cap and large-cap U.S. equity, international equity in emerging and developed markets and real return assets. Please see "Investment Objective," "Principal Investment Strategies" and "Additional Risk Information" for a discussion of how RSMC allocates the Fund's assets.

--------------------------------------------------------------------------------
Principal Risks   The following is a list of certain risks that may apply to your investment in the Fund.

                  o ASSET ALLOCATION. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among ETFs. There is a risk that RSMC's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inaccurate based on subsequent market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                  o CONCENTRATION RISK. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one ETF. To the extent that the Fund invests a significant portion of its assets in a single ETF, it will be particularly sensitive to the risks associated with that ETF and changes in the value of that ETF may have a significant effect on the net asset value of the Fund.

                  o INVESTMENTS IN OTHER INVESTMENT COMPANIES AND EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                  o NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                  o NOT INSURED -- YOU COULD LOSE MONEY. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                        It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities in which the Fund invests will increase in value.

                  o NAV WILL FLUCTUATE. The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                  o RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                        o  Asset Class Risk          o  Liquidity Risk

                        o  Concentration Risk        o  Management Risk

                        o  Credit Risk               o  Market Risk

                        o  Derivatives Risk          o  Market Trading Risks

                        o  Emerging Market Risk      o  Non-Diversification Risk

                        o  Foreign Securities Risks  o  Passive Investment Risk

                        o  Government                o  Real Estate
                           Obligations Risk             Securities Risk

                        o  Interest Rate Risk        o  Small-Cap Company Risk

                        o  Lack of Governmental      o  Tracking Error Risk
                           Insurance or Guarantee
                                                     o  Trading Risk
                        o  Leverage Risk
                                                     o  Valuation Risk

                  o INVESTMENT ADVISER. The performance of the Fund will depend on whether the investment adviser is successful in pursuing the investment strategy.

                  Please see "Additional Risk Information" for a description of these principal risks and other risks associated with the Underlying ETFs.

--------------------------------------------------------------------------------
Investor          Investors who want the value of their investment to grow and
Profile           who are willing to accept more volatility for the possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                         WILMINGTON ETF ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past two calendar years and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Dow Jones Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how a Fund will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                       PERFORMANCE YEARS             RETURNS
                       -----------------             -------
                             2006                     20.79%
                             2007                      7.62%

                          BEST QUARTER            WORST QUARTER
                      -------------------        ---------------
                             9.08%                    -1.82%
                      (December 31, 2006)        (June 30, 2006)

      Calendar Year-To-Date Total Return As Of September 30, 2008: -25.33%

                                                                                        SINCE
ETF ALLOCATION FUND-A SHARES                                                          INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007(1)                 1 YEAR   (DECEMBER 20, 2005)
---------------------------------------------------------------------   ------   -------------------
Return Before Taxes                                                      3.82%          11.04%
Return After Taxes on Distributions(2)                                   2.94%          10.44%
Return After Taxes on Distributions and Sale of Shares(2)                3.53%           9.38%
DJ Global Aggressive Portfolio Index
  (reflects no deductions for fees, expenses or taxes)(3)                8.66%          13.21%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(4)    5.49%           9.91%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100% (an all stock portfolio).

(4) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is Standard & Poor's Composite Index of 500 Stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             A SHARES
----------------------------------------------------------             --------
Maximum sales charge (load) imposed on purchases(1)                      3.50%
Maximum deferred sales charge                                            None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                              None
Redemption fee(2)                                                        1.00%
Exchange fee(2)                                                          1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                          A SHARES
---------------------------------------------                          --------
Management fees                                                          0.50%
Distribution (Rule 12b-1) fees                                           0.25%
Other expenses                                                           0.49%
Acquired Fund fees and expenses(1)                                       0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                  1.52%
Waivers/Reimbursements(3,4)                                             (0.29)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                                  1.23%

(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Acquired Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Acquired Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.18% to 0.74%. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Acquired Funds.

(2) "Total annual Fund operating expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses," excluding "Acquired Fund fees and expenses" and class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.70% through June 30, 2013. The contractual fee waiver arrangement will remain in place until June 30, 2013, unless the Board of Trustees approves its earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                 A SHARES
                                                 --------
            1 Year                                $  471
            3 Years                               $  727
            5 Years                               $1,002
            10 Years                              $1,965

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS OF A SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON ETF ALLOCATION FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

      RSMC believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

      The Fund's adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). RSMC allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and actual holdings will vary from time to time):

      U.S. EQUITY                                             30% TO 95%
         Large-Cap Core                           0% to 95%
         Large-Cap Growth                         0% to 95%
         Large-Cap Value                          0% to 95%
         Small-Cap Core                           0% to 95%
         Small-Cap Growth                         0% to 95%
         Small-Cap Value                          0% to 95%
      "REAL RETURN" ASSETS                                     0% TO 20%
      INTERNATIONAL EQUITY                                     0% TO 50%
         Developed Markets                        0% to 40%
         Emerging Markets                         0% to 20%

      The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in money market funds that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

      RSMC monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. RSMC may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. RSMC may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.

      While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when RSMC believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate or government bonds from time to time. In addition, the Fund may invest in derivative instruments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign securities risks; derivatives risk; small-cap company risk; currency risk; emerging market risk; real estate securities risk; trading risk; and lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."

      The frequency of portfolio transactions and the Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for the Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by the Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

      In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

      LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to several ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits subject to certain terms and conditions. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with the terms and conditions in such order.

      The terms and conditions of the SEC orders include requiring an investing fund to enter into an agreement with the Underlying ETF before investing in excess of the 1940 Act's limitations. The Fund has entered into several such agreements. To the extent ETFs obtain exemptive relief from the SEC, the Fund may invest in such ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

      To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that RSMC considers optimal, or cause RSMC to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are preselected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when RSMC believes they represent more attractive opportunities than similar Underlying ETFs.

      The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

      INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS. Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The Underlying ETFs may change from time to time at RSMC's discretion.

      In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time.

            o ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

            o CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

            o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

            o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. ETFs in which the Fund invests may invest in derivative instruments including options, futures contracts, options on futures contracts and swap agreements. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an ETF's or the Fund's share price. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the value of the derivative could be reduced to below the amount paid for such derivative. For some derivatives, it is possible to lose more than the amount invested in the derivative instrument.

            o EMERGING MARKET RISK: Some foreign markets in which ETFs invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies.

            o FOREIGN SECURITIES RISKS: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an ETF may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the ETFs in which the Fund invests is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Underlying ETF.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an ETF also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the volatility of international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on removal of currency or other assets, and nationalization of assets.

            o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

            o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

            o LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

            o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying ETF to be more volatile than if the Underlying ETF had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

            o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

            o MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

            o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The NAV for each ETF will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuations in the NAV for an ETF in response to market movements, and over longer periods during market downturns.

            o     MARKET TRADING RISKS:

                  ABSENCE OF PRIOR ACTIVE MARKET: Although the shares of the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

                  LACK OF MARKET LIQUIDITY: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

                  SHARES OF AN ETF MAY TRADE AT PRICES OTHER THAN NAV: Shares of an ETF may trade at, above or below its NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

            o NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that the ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

            o PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

            o REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

                  Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of those expenses in addition to the expenses of the Underlying ETF.

            o SMALL-CAP COMPANY RISK: Certain ETFs only invest in small-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

            o TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

            o TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

            o VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single A Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON ETF ALLOCATION FUND -- A SHARES

                                                 FOR THE YEARS          FOR THE PERIOD
                                                 ENDED JUNE 30,     DECEMBER 20, 2005 (1)
                                              -------------------          THROUGH
                                                2008       2007         JUNE 30, 2006
                                              --------   --------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ....   $  12.38   $  10.48          $ 10.00
                                              --------   --------          -------

INVESTMENT OPERATIONS:
   Net investment income(2) ...............       0.09       0.17             0.06
   Net realized and unrealized gain (loss)
     on investments .......................      (1.09)      1.91             0.43
                                              --------   --------          -------
     Total from investment operations .....      (1.00)      2.08             0.49
                                              --------   --------          -------
DISTRIBUTIONS:
   From net investment income .............      (0.10)     (0.18)           (0.01)
   From net realized gains ................      (0.55)        --               --
                                              --------   --------          -------
     Total distributions ..................      (0.65)     (0.18)           (0.01)
                                              --------   --------          -------
NET ASSET VALUE -- END OF PERIOD ..........   $  10.73   $  12.38          $ 10.48
                                              ========   ========          =======
TOTAL RETURN(3) ...........................      (8.62)%    19.97%            4.86%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations ........       0.95%      0.95%            0.95%*
     Excluding expense limitations ........       1.24%      1.51%            2.38%*
   Net investment income ..................       0.79%      1.42%            1.09%*
   Portfolio turnover rate ................        126%        44%              58%**
Net assets at the end of period
   (000 omitted) ..........................   $  1,969   $  2,709          $   643

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2008, RSMC had $9.1 billion in assets under management.

      The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. For the fiscal year ended June 30, 2008, advisory fees paid to RSMC, net of fee waivers, were 0.22% of the Fund's average daily net assets.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for the Fund is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, who determine the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Wilmington Trust Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

      ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

      R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisers from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

      ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

      YULONG (CLARK) LI, PH.D., CFA, CPA has been Assistant Vice President and Senior Research Analyst at RSMC and WTIM since November 2006. Previously, he was a Senior Analyst at Waddell & Reed Financial from March 2006 to October 2006, and was a Financial Analyst with Rohm Corporation from January 2003 to February 2006. Mr. Li is responsible for providing investment research for the development and implementation of strategic and tactical asset allocation policies.

      The Fund's SAI provides additional information about each Fund Manager's compensation, other accounts managed by each of the Fund Managers and each Fund Manager's ownership of securities in the Fund.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

      The chart below provides information on the Fund's primary service providers.

Asset                                                                    Shareholder
Management                                                               Services
---------------------------------                                        ----------------------------------
|                               |                                        |                                |
|       INVESTMENT ADVISER      |                                        |        TRANSFER AGENT          |
|       AND ADMINISTRATOR       |                                        |                                |
|                               |                                        |     PNC GLOBAL INVESTMENT      |
|         RODNEY SQUARE         |---------                      ---------|     SERVICING (U.S.) INC.      |
|        MANAGEMENT CORP.       |        |                      |        |        760 MOORE ROAD          |
|    1100 NORTH MARKET STREET   |        |                      |        |   KING OF PRUSSIA, PA 19406    |
|      WILMINGTON, DE 19890     |        |                      |        |                                |
|                               |        |                      |        |  Handles certain shareholder   |
|                               |        |                      |        |      services, including       |
| Manages the Fund's investment |        |                      |        | recordkeeping and statements,  |
|  activities and oversees Fund |   ----------------------------------   |   payment of distributions     |
|    administration and other   |   |                                |   |   and processing of buy and    |
|       service providers.      |   |          WT MUTUAL FUND        |   |        sell requests.          |
|                               |   |                                |   |                                |
---------------------------------   |          WILMINGTON ETF        |   ----------------------------------
                                    |         ALLOCATION FUND        |
                                    |                                |
Fund                                ----------------------------------   Fund Asset
Operations                               |           |          |        Safe Keeping
---------------------------------        |           |          |        ----------------------------------
|                               |        |           |          |        |                                |
|       SUB-ADMINISTRATOR       |        |           |          |        |           CUSTODIAN            |
|              AND              |        |           |          |        |                                |
|        ACCOUNTING AGENT       |---------           |          ---------|   WILMINGTON TRUST COMPANY     |
|                               |   Distribution     |                   |   1100 NORTH MARKET STREET     |
|     PNC GLOBAL INVESTMENT     |   ----------------------------------   |     WILMINGTON, DE 19890       |
|     SERVICING (U.S.) INC.     |   |                                |   |                                |
|      301 BELLEVUE PARKWAY     |   |           DISTRIBUTOR          |   |                                |
|      WILMINGTON, DE 19809     |   |                                |   |                                |
|                               |   |        PROFESSIONAL FUNDS      |   |                                |
| Provides facilities, equipment|   |         DISTRIBUTOR, LLC       |   |   Holds the Fund's assets,     |
|   and personnel to carry out  |   |          760 MOORE ROAD        |   | settles all portfolio trades   |
|administrative services related|   |    KING OF PRUSSIA, PA 19406   |   |   and collects most of the     |
|   to the Fund and calculates  |   |                                |   |  valuation data required for   |
|       the Fund's NAV and      |   |                                |   |  calculating the Fund's NAV    |
|         distributions.        |   |                                |   |          per share.            |
|                               |   |                                |   |                                |
---------------------------------   |                                |   ----------------------------------
                                    | Distributes the Fund's Shares. |
                                    |                                |
                                    ----------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of the Fund's shares is based on its net asset value ("NAV"). The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global"), determines the daily NAV per share. To determine the value of those securities, PNC Global may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

      Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

      PNC Global determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

--------------------------------------------------------------------------------
FRONT-END SALES CHARGE
--------------------------------------------------------------------------------

      In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

            o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

            o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

      The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

      A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of the Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

YOUR INVESTMENT IN A              AS A PERCENTAGE       AS A PERCENTAGE
SHARES OF THE FUND               OF OFFERING PRICE    OF YOUR INVESTMENT
---------------------------      -----------------    ------------------
$1,000 up to $100,000                  3.50%                 3.63%
$100,000 up to $250,000                2.00%                 2.04%
$250,000 up to $500,000                1.50%                 1.52%
Over $500,000                          None                  None

SALES CHARGE REDUCTIONS AND WAIVERS

      REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

            o Accumulation privilege -- permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

            o Letter of intent -- permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Fund's SAI for terms and conditions.

      To use these privileges, discuss your eligibility with your financial consultant.

      NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

            o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

            o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

            o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

            o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, RSMC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

            o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of the Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      The Fund's SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Fund's website at www.wilmingtonfunds.com. If you would like additional information about the sales charges, you may also call (800) 336-9970.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      REGULAR MAIL:                        OVERNIGHT MAIL:
      -------------                        ---------------
      Wilmington ETF Allocation Fund       Wilmington ETF Allocation Fund
      c/o PNC Global Investment            c/o PNC Global Investment
         Servicing (U.S.) Inc.                Servicing (U.S.) Inc.
      P.O. Box 9828                        101 Sabin Street
      Providence, RI 02940                 Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PNC Global at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders best interest.

      It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEE: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including but not limited to: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; (iii) shares converted from one share class to another in the same Fund; or (iv) redemptions or exchanges processed from retirement accounts where a Fund is designated as a "qualified default investment alternative."

      FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fee set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

      Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETF determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does not reflect the value of the underlying portfolio securities. Short-term trading in small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

      There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires the financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      REGULAR MAIL:                        OVERNIGHT MAIL:
      -------------                        ---------------
      Wilmington ETF Allocation Fund       Wilmington ETF Allocation Fund
      c/o PNC Global Investment            c/o PNC Global Investment
         Servicing (U.S.) Inc.                Servicing (U.S.) Inc.
      P.O. Box 9828                        101 Sabin Street
      Providence, RI 02940                 Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

      If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days). The fund reserves the right to redeem in-kind.

      SMALL ACCOUNTS: If the value of your investment in the Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your A Shares in the Fund for A Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington Short/ Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for A Shares.

      FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

      Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM, or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of the Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, such amount will be designated by it and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

      Distributions of net capital gains, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

      It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The A Shares of each Fund have a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Fund can charge is 0.25% of the Fund's A Shares average daily net assets.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Fund issues Institutional Shares and A Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PNC Global Investment Servicing (U.S.) Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

      The Fund's SAI, annual and semi-reports are accessible, free of charge, on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND


                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                         WILMINGTON ETF ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2008


--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated November 1, 2008, as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling
(800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

Audited financial statements for the Funds for the fiscal year ended June 30, 2008, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

                                        TABLE OF CONTENTS

                                                                                                           PAGE
GENERAL INFORMATION............................................................................................2
INVESTMENT POLICIES............................................................................................2
DISCLOSURE OF FUND HOLDINGS...................................................................................20
INVESTMENT LIMITATIONS........................................................................................21
TRUSTEES AND OFFICERS.........................................................................................24
CODE OF ETHICS................................................................................................29
PROXY VOTING..................................................................................................33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................................................33
INVESTMENT ADVISORY AND OTHER SERVICES........................................................................35
SUB-ADVISORY SERVICES.........................................................................................37
ADMINISTRATION AND ACCOUNTING SERVICES........................................................................37
ADDITIONAL SERVICE PROVIDERS..................................................................................39
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN....................................................................39
PORTFOLIO MANAGERS............................................................................................40
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................................................44
CAPITAL STOCK AND OTHER SECURITIES............................................................................47
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................................................47
DIVIDENDS.....................................................................................................49
TAXATION OF THE FUNDS.........................................................................................50
FINANCIAL STATEMENTS..........................................................................................58
APPENDIX A  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES........................................A-1
APPENDIX B  DESCRIPTION OF SECURITIES RATINGS................................................................B-1
APPENDIX C  RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES,
     PROCEDURES, AND VOTING GUIDELINES.......................................................................C-1


                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, Wilmington Conservative Asset Allocation Fund and Wilmington ETF Allocation Fund (each a "Fund" and collectively, the "Funds"). Each of these Funds issues Institutional Shares and A Shares. Each Fund, except for the Wilmington ETF Allocation Fund, is a diversified open-end management investment company. The Wilmington ETF Allocation Fund is a non-diversified open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus. Unless otherwise indicated, this information applies to each of Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, and Wilmington Conservative Asset Allocation Fund (the "Asset Allocation Funds") through their investment in shares of other series of the Trust and to Wilmington ETF Allocation Fund (the "ETF Fund") through its investment in securities of other registered investment companies listed and traded on a securities exchange (an "exchange traded fund," "ETF" or "Underlying ETF"). Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions.

For a complete description of the other series of the Trust in which the Asset Allocation Funds invest, please see such Funds' prospectuses and statements of additional information, which are available without charge by calling the transfer agent toll-free at (800) 336-9970 or on the Funds' website HTTP://WWW.WILMINGTONFUNDS.COM. Currently, most of the Underlying ETFs are issued by registered investment companies such as iShares(R), Inc., iShares(R) Trust, Midcap SPDR(R) Trust, Rydex(R) ETF Trust, Select Sector SPDR(R) Trust, SPDR(R) Trust, streetTracks(R) Gold Trust, streetTracks(R) Index Shares Fund and streetTracks(R) Series Trust, which file financial and other information with the Securities and Exchange Commission (the "SEC"), including prospectuses and statements of additional information. Such information is publicly available on the SEC's website at WWW.SEC.GOV. No representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of the prospectuses or this SAI).

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

o BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

o CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

o TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the Investment Company Act of 1940 (the "1940 Act").

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes.

Such derivative investments in which the Funds may invest include "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with the Fund's investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

EQUITY-LINKED SECURITIES. The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, the Fund will bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to a Fund's restriction on investments in illiquid securities.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, the investment adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

o STANDBY COMMITMENTS. Each Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

         Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

o PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

         In selecting put bonds for the Funds, the investment adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

o DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and, therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

GUARANTEED INVESTMENT CONTRACTS. The Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in losses to the Fund.

INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act, unless exemptive relief granted by the Securities and Exchange Commission ("SEC") is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements and may enter into others. The ETF Allocation Fund will not be able to conform to its investment policy to invest in at least 80% of its assets in ETFs, and the other Funds' ability to invest in ETFs will be severely constrained unless the ETFs in which they invest have received such an order from the SEC, and the ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining its composition and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. Each Fund may invest in money market mutual funds, within the limits prescribed by the 1940 Act. (See "Investment Company Securities" above.)

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities and other asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie
Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers or servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight ("OFHEO"), which regulates Fannie Mae and Freddie Mac, released a report on certain accounting and corporate governance issues at Fannie Mae. In the report, the OFHEO found that Fannie Mae had not complied with generally accepted accounting principles ("GAAP") for a large number of its accounting practices, had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between Fannie Mae and the SEC, which had conducted its own investigation. With respect to Freddie Mac, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, Freddie Mac identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused Freddie Mac to restate its prior years' financial statements to conform to GAAP. On September 27, 2007, Freddie Mac entered into a settlement with the SEC over charges related to Freddie Mac's improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. Freddie Mac agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. Freddie Mac has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company's common stock with the SEC.

Further, because of the recent difficulties faced by the United States housing and mortgage markets and the related concerns relating to Fannie Mae's and Freddie Mac's capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury's plan to allow the government to buy stock of Fannie Mae and Freddie Mac and to increase temporarily the two companies' credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of Fannie Mae and Freddie Mac. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to Fannie Mae and Freddie Mac, if needed.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the United States economy. Congress has also expressed concern over Fannie Mae and Freddie Mac improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on Fannie Mae's board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both Fannie Mae and Freddie Mac and/or subjects these companies to further regulatory oversight. In addition to the above referenced concerns, there continues to be risk associated with the long-term financial stability of both Fannie Mae and Freddie Mac.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators, servicers and poolers, the investment adviser determines that the securities meet the Trust's quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently been developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933 (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBS") have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify as a Rule 144A transaction. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds." High yield bonds are issued by a company whose credit rating (based on a nationally recognized statistical rating organization's (an "NRSRO") evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant to purchase the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and yields which fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a greater sensitivity to economic changes than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress, possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, a Fund's net asset value ("NAV") and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chooses to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds have adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because ratings by NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities are held by a Fund. Because of this, a Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of ratings, see "Appendix B - Description of Securities Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, including higher investment research costs and higher commission costs.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or a sub-adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE COMPANIES. Each Fund may invest in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Funds consider a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Funds may invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Funds may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Funds may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs. The Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors funds for investment primarily in income-producing real estate properties or in real estate-related loans (such as mortgages) or other interests. REITS can generally be classified as equity REITS, mortgage REITS and hybrid REITS.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REIT's operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid, are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When a Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each Fund may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued-basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The Internal Revenue Code of 1986, as amended, requires that a Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires it to distribute such amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of accrual, a Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to it. See "Taxation of the Funds."

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the past two fiscal years were:

FUND                                         FISCAL YEAR ENDED JUNE 30, 2007        FISCAL YEAR ENDED JUNE 30, 2008
---------------------------------------    ------------------------------------ -- -----------------------------------
Aggressive Asset Allocation Fund                           14%                                    23%
Moderate Asset Allocation Fund                             34%                                    22%
Conservative Asset Allocation Fund                         47%                                    25%
ETF Allocation Fund(1)                                     44%                                    126%

1 The ETF Allocation Fund experienced a significant variation in portfolio turnover as a result of the rebalancing of the Fund from value to growth.


                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments will generally be as of a date at least 30 days prior to its posting on the website. However, the lag time between the public dissemination of a Fund's schedule of investments and the date of such schedule of investments may be adjusted by the officers of the Trust, in consultation with the Board of Trustees. In addition to a Fund's schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information will generally be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The officers of the Trust, in consultation with the Board of Trustees, may adjust the lag time for posting such information on the Trust's website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of a Fund's shareholders, on the one hand, and those of the Fund's investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Fund, its investment adviser, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees of the Trust on an as needed basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor's. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America                          Investedge                             RBC Dain Rauscher
Barclays Capital Inc.                    Janney Montgomery Scott                Siebert Brandford Shark
Bear Stearns & Co. Inc.                  Legg Mason Wood Walker                 Standard & Poor's
Bloomberg                                Lipper                                 Starboard Capital Markets LLC
Citigroup Global Markets, Inc.           Longview                               State Street Global Markets
Coates Analytics, LP                     Loop Capital Markets                   Stephens Inc.
Commerce Capital Markets, Inc.           Maslow                                 Stern, Agee & Leach
Crane Data LLC                           Morgan Stanley                         Stone & Youngberg
Electra Information Systems, Inc.        Morningstar                            Thompson Financial
Factset                                  Northfield Information Services, Inc.  Vestek
Fidelity                                 Piper Jaffray & Company                Wachovia Securities
Interactive Data                         Plexus                                 William Blair & Co., LLC


                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

The Funds will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. (This limitation does not apply to the Wilmington ETF Allocation Fund.);

2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction does not apply to a Fund's investment in ETFs or other investment companies. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as an underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 TED T. CECALA(2)                Trustee         Shall serve at the    Director,               17        Wilmington
 Date of Birth: 1/49                             pleasure of the       Chairman of the                   Trust
                                                 Board and until       Board, and Chief                  Corporation;
                                                 successor is          Executive                         Wilmington
                                                 elected and           Officer of                        Trust
                                                 qualified. Trustee    Wilmington Trust                  Company;
                                                 since August 2007.    Corporation and                   Member of the
                                                                       Wilmington Trust                  Board of
                                                                       Company since                     Managers of
                                                                       1996.                             Cramer
                                                                                                         Rosenthal
                                                                                                         McGlynn,
                                                                                                         LLC
                                                                                                         and
                                                                                                         Roxbury
                                                                                                         Capital
                                                                                                         Management,
                                                                                                         LLC
                                                                                                         (registered
                                                                                                         investment
                                                                                                         advisers).
------------------------------------------------------------------------------------------------------------------------

1 The "Fund Complex" currently consists of the Trust (17 funds) and CRM Mutual Fund Trust (6 funds).

2 Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)           Trustee         Shall serve until     Retired since           17        FundVantage
 Date of Birth: 2/49                             death, resignation    February 2006;                    Trust (8
                                                 or removal. Trustee   Executive Vice                    portfolios);
                                                 since October 1998,   President of                      Optimum Fund
                                                 President and         Wilmington Trust                  Trust (6
                                                 Chairman of the       Company from                      portfolios)
                                                 Board from October    February 1996 to                  (registered
                                                 1998 to January       February 2006;                    investment
                                                 2006.                 President of                      companies).
                                                                       Rodney
                                                                       Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC")
                                                                       from 1996
                                                                       to 2005;
                                                                       Vice
                                                                       President
                                                                       of RSMC
                                                                       2005 to
                                                                       2006.
------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 ROBERT ARNOLD                    Trustee       Shall serve until     Founder and             17        First Potomac
 Date of Birth: 3/44                            death, resignation    co-manager, R. H.                 Realty Trust
                                                or removal. Trustee   Arnold & Co.,                     (real estate
                                                since May 1997.       Inc. (financial                   investment
                                                                      consulting) since                 trust).
                                                                      1989.
------------------------------------------------------------------------------------------------------------------------
 DR. ERIC BRUCKER                 Trustee       Shall serve until     Professor of            17        None
 Date of Birth: 12/41                           death, resignation    Economics,
                                                or removal. Trustee   Widener
                                                since October 1999.   University since
                                                                      July 2004;
                                                                      formerly,
                                                                      Dean,
                                                                      School of
                                                                      Business
                                                                      Administration
                                                                      of Widener
                                                                      University
                                                                      from 2001
                                                                      to 2004.


3 Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 NICHOLAS GIORDANO              Trustee and     Shall serve until     Consultant,             17        Kalmar Pooled
 Date of Birth: 3/43          Chairman of the   death, resignation    financial                         Investment
                                   Board        or removal. Trustee   services                          Trust; The RBB
                                                since October 1998.   organizations                     Fund Inc. (21
                                                                      from 1997 to                      portfolios)
                                                                      present; Interim                  (registered
                                                                      President,                        investment
                                                                      LaSalle                           companies);
                                                                      University from                   Independence
                                                                      1998 to 1999.                     Blue Cross;
                                                                                                        IntriCon
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        furnaces
                                                                                                        and
                                                                                                        ovens);
                                                                                                        Commerce
                                                                                                        Bancorp,
                                                                                                        Inc.

------------------------------------------------------------------------------------------------------------------------
 LOUIS KLEIN, JR.                 Trustee       Shall serve until     Self-employed           23        CRM Mutual
 Date of Birth: 5/35                            death, resignation    financial                         Fund Trust (6
                                                or removal. Trustee   consultant since                  portfolios)
                                                since October 1999.   1991.                             (registered
                                                                                                        investment
                                                                                                        company) since
                                                                                                        June 2005; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 THOMAS LEONARD                   Trustee       Shall serve until     Retired since           17        None
 Date of Birth: 2/49                            death, resignation    2008.  Former
                                                or removal. Trustee   Partner with
                                                since July 2008.      PricewaterhouseCoopers
                                                                      (public
                                                                      accounting) from
                                                                      May 1970 to June
                                                                      2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 MARK A. SARGENT                  Trustee       Shall serve until     Dean and                17        The RBB Fund,
 Date of Birth: 4/51                            death, resignation    Professor of Law,                 Inc. (21
                                                or removal. Trustee   Villanova                         portfolios)
                                                since November 2001.  University School                 (registered
                                                                      of Law since July                 investment
                                                                      1997.                             company); NYSE
                                                                                                        Regulation,
                                                                                                        Inc.;
                                                                                                        Financial
                                                                                                        Industry
                                                                                                        Regulatory
                                                                                                        Authority
                                                                                                        (FINRA)
------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)                             OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH      TERM OF OFFICE AND       DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 JOHN J. KELLEY                President &     Shall serve at the     Chief Operations        N/A             N/A
 1100 North Market Street      Chief           pleasure of the Board  Officer of WTIM
 Wilmington, DE 19890          Executive       and until successor    since 2006; Chief
 Date of Birth: 9/59           Officer         is elected and         Operations
                                               qualified. Officer     Officer of RSMC
                                               since September 2005.  since 2005; Vice
                                                                      President of PNC
                                                                      Global Investment
                                                                      Servicing (U.S.)
                                                                      Inc. (formerly,
                                                                      PFPC Inc.) from
                                                                      January 2005 to
                                                                      July 2005; Vice
                                                                      President of
                                                                      Administration,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      1999 to 2005;
                                                                      Chief Compliance
                                                                      Officer 1838
                                                                      Investment
                                                                      Advisors, LP from
                                                                      2004 to 2005.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)                             OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH      TERM OF OFFICE AND       DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 ANNA M. BENCROWSKY             Vice            Shall serve at the     Chief Compliance       N/A             N/A
 1100 North Market Street       President,      pleasure of the        Officer, WTIM
 Wilmington, DE 19890           Chief           Board and until        since 2007; Vice
 Date of Birth: 5/51            Compliance      successor is elected   President, WTIM
                                Officer &       and qualified;         since 2004; Vice
                                Anti-Money      Officer since          President and
                                Laundering      September 2004.        Chief Compliance
                                Officer                                Officer, RSMC
                                                                       since
                                                                       2004;
                                                                       Vice
                                                                       President
                                                                       and Chief
                                                                       Compliance
                                                                       Officer,
                                                                       1838
                                                                       Investment
                                                                       Advisors,
                                                                       LP from
                                                                       1999 to
                                                                       2004.
------------------------------------------------------------------------------------------------------------------------
 EDWARD W. DIFFIN, JR.          Vice            Shall serve at the     Director of            N/A             N/A
 1100 North Market Street       President &     pleasure of the        Mutual Fund
 Wilmington, DE 19890           Secretary       Board and until        Regulatory
 Date of Birth: 1/52                            successor is elected   Administration
                                                and qualified;         of WTIM since
                                                Officer since          November 2006;
                                                February 2007.         Coleman Counsel
                                                                       from November
                                                                       2005 to November
                                                                       2006; Vice
                                                                       President and
                                                                       Senior Counsel
                                                                       of Merrill
                                                                       Lynch & Co.,
                                                                       Inc. from 1994
                                                                       to 2005.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)                             OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH      TERM OF OFFICE AND       DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 JOHN C. MCDONNELL              Vice            Shall serve at the     Mutual Fund            N/A             N/A
 1100 North Market Street       President &     pleasure of the        Administration,
 Wilmington, DE 19890           Treasurer       Board and until        Wilmington
 Date of Birth: 4/66                            successor is elected   Trust, since
                                                and qualified;         October 2005;
                                                Officer since          Audit and
                                                November 2005.         Assurance -
                                                                       Senior,
                                                                       Deloitte
                                                                       (public
                                                                       accounting)
                                                                       from
                                                                       September
                                                                       2004 to
                                                                       October
                                                                       2005;
                                                                       Mutual
                                                                       Fund
                                                                       Administration,
                                                                       1838
                                                                       Investment
                                                                       Advisors
                                                                       from
                                                                       March
                                                                       1999 to
                                                                       September
                                                                       2004.
------------------------------------------------------------------------------------------------------------------------
 CLAYTON M. ALBRIGHT           Vice President  Shall serve at the     Managing Director       N/A             N/A
 1100 North Market Street                      pleasure of the Board  Fixed Income
 Wilmington, DE 19890                          and until successor    Management,
 Date of Birth: 9/53                           is elected and         Wilmington Trust
                                               qualified. Officer     since 2007;
                                               since October 1998.    Director Fixed
                                                                      Income
                                                                      Research
                                                                      and
                                                                      Portfolio
                                                                      Manager,
                                                                      Wilmington
                                                                      Trust from
                                                                      1996 to
                                                                      2007; Vice
                                                                      President,
                                                                      RSMC since
                                                                      2001; Vice
                                                                      President
                                                                      of WTIM
                                                                      since
                                                                      2006; Vice
                                                                      President,
                                                                      Wilmington
                                                                      Trust
                                                                      Company
                                                                      since
                                                                      1997.
------------------------------------------------------------------------------------------------------------------------
 JOSEPH M. FAHEY, JR.           Vice President  Shall serve at the     Investment             N/A             N/A
  1100 North Market Street                      pleasure of the        Adviser, WTIM
  Wilmington, DE 19890                          Board and until        since 2003; Vice
  Date of Birth: 1/57                           successor is elected   President, RSMC
                                                and qualified.         since 1992.
                                                Officer since
                                                November 1999.
------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust's financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2008. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Leonard, each of whom is an Independent Trustee. Mr. Leonard serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2008, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Leonard and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2008, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and

Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2008, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2007.

                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES     WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO               IN EACH FUND OF THE TRUST             INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- -------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                                                                         Over $100,000
     Wilmington Prime Money Market                 Over $100,000
     Fund
     Wilmington U.S. Government Money             $10,001-$50,000
     Market Fund
     Wilmington Multi-Manager                      Over $100,000
     Large-Cap Fund
     Wilmington Multi-Manager                     $10,001-$50,000
     Small-Cap Fund
     Wilmington Multi-Manager                      Over $100,000
     International Fund
     Wilmington Multi-Manager Real                 Over $100,000
     Asset Fund
     Wilmington Aggressive Asset                   Over $100,000
     Allocation Fund
   Robert J. Christian                                                                   Over $100,000
     Wilmington Broad Market Bond Fund             Over $100,000
     Wilmington Prime Money Market                $10,001-$50,000
     Fund
     Wilmington Multi-Manager                     $50,001-$100,000
     International Fund
     Wilmington Multi-Manager Real                $10,001-$50,000
     Asset Fund
     Wilmington ETF Allocation Fund                Over $100,000
INDEPENDENT TRUSTEES
   Robert Arnold                                        NONE                                  NONE
   Eric Brucker                                                                         $50,001-$100,000
     Wilmington Short/Intermediate                $10,001-$50,000
     Bond Fund
     Wilmington U.S. Government Money             $10,001-$50,000
     Market Fund
   Nicholas Giordano                                                                     Over $100,000
     Wilmington Multi-Manager Real                 Over $100,000
     Asset Fund
   Louis Klein, Jr.                                                                      Over $100,000
     Wilmington Multi-Manager                     $50,001-$100,000
     International Fund
     Wilmington Aggressive Asset                  $50,001-$100,000
     Allocation Fund
   Thomas Leonard                                       NONE                                  NONE

                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES     WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO               IN EACH FUND OF THE TRUST             INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- -------------------------------------
   Mark A. Sargent                                                                      $10,001-$50,000
     Short/Intermediate Term Bond Fund            $10,001-$50,000

As of December 31, 2007, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2008 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                                                                                         TOTAL
                                                  PENSION OR RETIREMENT                              COMPENSATION
                                 AGGREGATE         BENEFITS ACCRUED AS           ESTIMATED               FROM
                             COMPENSATION FROM      PART OF THE TRUST      ANNUAL BENEFITS UPON      FUND COMPLEX
         TRUSTEE                 THE TRUST               EXPENSES               RETIREMENT         PAID TO TRUSTEES
--------------------------- -------------------- ------------------------- ---------------------- --------------------
Robert H. Arnold                  $67,000                  None                    None                 $67,000
Dr. Eric Brucker                  $68,000                  None                    None                 $68,000
Ted T. Cecala                      None                    None                    None                  None
Robert J. Christian               $67,000                  None                    None                 $67,000
Nicholas Giordano                 $89,500                  None                    None                 $89,500
Louis Klein, Jr.                  $62,000                  None                    None                 $62,000
Thomas Leonard(1)                  None                    None                    None                  None
John J. Quindlen(1)               $76,000                  None                    None                 $76,000
Mark A. Sargent                   $72,000                  None                    None                 $72,000

---------------
(1) Effective July 1, 2008, Mr. Quindlen retired from Board of Trustees and Mr. Leonard was appointed to the Board of Trustees.

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each , a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

RSMC has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Its proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in which RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by Wilmington Trust's Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's Proxy Policies, Procedures, and Voting Guidelines are attached hereto as Appendix C.

The Funds' proxy voting record as of June 30, 2008 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 20, 2008 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 20, 2008, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

FUND, NAME, ADDRESS                                                                         OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
WILMINGTON ETF ALLOCATION FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust as Trustee and/or Custodian                                     13.71%
FBO Principal Financial Group Omnibus Qualified
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA  50303


FUND, NAME, ADDRESS                                                                         OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Wilmington Trust Company Succ TTEE                                                                  8.17%
FBO Donald A. Corkran
P.O. Box 8882
Wilmington, DE 19899

WILMINGTON ETF ALLOCATION FUND - A SHARES
NFS LLC FEBO                                                                                       25.27%
Wilmington Trust Co. Cust.
IRA of Norman M. Powell
122 East Green Valley Road
PO Box 15
Unionville, PA 19375

WILMINGTON AGGRESSIVE ALLOCATION FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust as Trustee and/or Custodian                                     10.06%
FBO Principal Financial Group Omnibus Qualified
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA  50303

Wilmington Trust Company TTEE                                                                       7.52%
FBO Mary Stuart Rogers
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND - A SHARES
NFS LLC FEBO                                                                                        5.35%
Wilmington Trust Co. Cust.
IRA of Leslie B. Shorey
166 Ramunno Circle
Hockessin, DE 19707

WILMINGTON MODERATE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES
National Financial Services Corp.                                                                   9.10%
For Attn to Rick Ricon
One World Financial Center
Church Street Station
P.O. Box 3908
New York, NY 10008

Delaware Charter Guarantee & Trust as Trustee and/or Custodian                                      8.92%
FBO Principal Financial Group Omnibus Qualified
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA  50303

Wilmington Trust of Pennsylvania                                                                    5.03%
INV AGT U/A W/ Harold L. Ludwig
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

WILMINGTON MODERATE ASSET ALLOCATION FUND - A SHARES                                                 N/A

FUND, NAME, ADDRESS                                                                         OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES
Wilmington Trust Company                                                                           33.14%
Trustee FBO Minerva Office Management Inc.
Supplemental Executive Retirement Plan
C/O Mutual Funds
P.O. Box 8971
Wilmington, DE 19899

Wilmington Trust Company                                                                           21.98%
Trustee FBO Vallejo Investment Inc.
Supplemental Executive Retirement Plan
C/O Mutual Funds
P.O. Box 8971
Wilmington, DE 19899

Delaware Charter Guarantee & Trust as Trustee and/or Custodian                                     21.11%
FBO Principal Financial Group Omnibus Qualified
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA  50303

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND - A SHARES
NFS LLC FEBO                                                                                        5.86%
Wilmington Trust Co. Cust.
IRA of Richard D. Millman
28087 Broadkill Road
Milton, DE 19968

NFS LLC FEBO                                                                                        5.68%
Marcellina DiMeglio Irrev. Trus.
Jane M. Moore
5 Oakmont Avenue
Wilmington, DE 19804

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement").

The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the

Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

RSMC does not receive an advisory fee for its advisory services provided to the Asset Allocation Funds. With respect to the ETF Allocation Fund, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of the Fund's average daily net assets ("Assets"), as follows: 0.50% of the first $1 billion in Assets; 45% of the next $1 billion in Assets; and 0.40% of Assets over $2 billion.

For its services as an investment adviser, RSMC earned the following gross fees from the Funds during the periods indicated.

FUND                                FOR THE PERIOD
                              DECEMBER 20, 2005 THROUGH          FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                    JUNE 30, 2006                  JUNE 30, 2007                  JUNE 30, 2008
--------------------------    ---------------------------    --------------------------     --------------------------
ETF Allocation Fund                    $34,626                       $175,869                       $211,293
Aggressive Asset                         N/A                            N/A                            N/A
Allocation Fund
Moderate Asset                           N/A                            N/A                            N/A
Allocation Fund
Conservative Asset                       N/A                            N/A                            N/A
Allocation Fund

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding certain class-specific expenses (such as Rule 12b-1, shareholder service and transfer agency fees), exceed the following amounts with respect to the following Funds:

FUND                                         EXPENSE CAP
----------------------------------------   ----------------
ETF Allocation Fund                             0.70%
Aggressive Asset Allocation Fund                0.50%
Moderate Asset Allocation Fund                  0.50%
Conservative Asset Allocation Fund              0.50%

These waivers will remain in place until June 30, 2013. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the following Funds:

                                     FOR THE PERIOD              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                               DECEMBER 20, 2005 THROUGH           JUNE 30, 2007                  JUNE 30, 2008
FUND                                 JUNE 30, 2006
---------------------------    --------------------------- -- ------------------------- --- --------------------------
ETF Allocation Fund                     $95,272                       $192,075                      $116,726
Aggressive Asset                        $55,420                       $ 4,148                           -
Allocation Fund
Moderate Asset Allocation               $47,751                       $ 46,648                       $10,028
Fund
Conservative Asset                      $77,711                       $136,902                       $95,626
Allocation Fund

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro-rata portion of the advisory fee payable by a Fund in which a Fund invests.

                              SUB-ADVISORY SERVICES

ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month. For the period December 20, 2005 through June 30, 2006 and the fiscal year ended June 30, 2007, RSMC did not pay any sub-advisory fees to WTIM with respect to sub-advisory services provided by WTIM to the Funds.

WTIM received the following fees from RSMC (not the Funds) for its services during the periods indicated below:

                                     FOR THE PERIOD              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                               DECEMBER 20, 2005 THROUGH           JUNE 30, 2007                  JUNE 30, 2008
FUND                                 JUNE 30, 2006
---------------------------    --------------------------- -- ------------------------- --- --------------------------
ETF Allocation Fund                       None                          None                         $72,520
Aggressive Asset                          N/A                           N/A                            N/A
Allocation Fund
Moderate Asset Allocation                 N/A                           N/A                            N/A
Fund
Conservative Asset                        N/A                           N/A                            N/A
Allocation Fund

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors and officers errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global") (formerly named PFPC Inc.) performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

For its services under the Administration agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets' and 0.0080% of the Trust's total aggregate net assets in the excess of $6 billion.

Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PNC Global performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides.

For its services as administrator or sub-administrator, as the case may be, RSMC earned the following fees incurred by the Funds during the period indicated:

                                               FOR THE PERIOD
                                                DECEMBER 20,
                                                2005 THROUGH             FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                                            JUNE 30, 2006             JUNE 30, 2007              JUNE 30, 2008
-----------------------------------------    --------------------    -----------------------    ----------------------
ETF Allocation Fund                          $ 513                           $ 834                     $5,979
Aggressive Asset Allocation Fund             $ 655                          $ 5,348                    $8,749
Moderate Asset Allocation Fund               $ 611                          $ 6,800                    $5,205
Conservative Asset Allocation Fund           $ 188                          $ 4,513                    $1,636

For its services as administrator or sub-administrator, as the case may be, each Fund incurred the following fees earned by PNC Global, after waivers, during the period indicated:

                                               FOR THE PERIOD
                                                DECEMBER 20,          FISCAL YEAR
                                                2005 THROUGH             ENDED                FISCAL YEAR ENDED
FUND                                            JUNE 30, 2006        JUNE 30, 2007              JUNE 30, 2008
------------------------------------------    ------------------    -----------------    ----------------------------
ETF Allocation Fund                                $ 4,260              $ 27,678                   $38,835
Aggressive Asset Allocation Fund                   $ 3,425              $ 34,211                   $48,467
Moderate Asset Allocation Fund                     $ 3,140              $ 26,174                   $37,573
Conservative Asset Allocation Fund                 $ 1,181              $ 15,898                   $37,495

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual Federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A., 399 Park Avenue, New York, NY 10043, serves as the Trust's foreign custody manager.

TRANSFER AGENT. PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Trust's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Trust, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares. The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Trust who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Trust or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares' Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares' Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the average net assets of each Fund's A Shares to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.

For the periods indicated below, the A Shares of each of the Funds paid Rule 12b-1 distribution fees in respect of broker-dealer compensation as follows:

FUND                                                  FOR THE PERIOD
                                                    DECEMBER 20, 2005
                                                     THROUGH JUNE 30,          FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                           2006                  JUNE 30, 2007             JUNE 30, 2008
-----------------------------------------------    ---------------------     -----------------------    --------------------
ETF Allocation Fund                                       $   336                   $  4,898                   $  5,680
Aggressive Asset Allocation Fund                          $   793                   $  8,570                   $ 12,376
Moderate Asset Allocation Fund                            $ 1,828                   $ 24,699                   $ 38,701
Conservative Asset Allocation Fund                        $   264                   $  4,734                   $  9,719

Under the A Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares' prospectus under "Purchase of Shares - Front End Sales Charge."

                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

         (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2008;

         (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

         (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2008; and

         (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2008.

WILMINGTON ETF ALLOCATION FUND

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).
                  --------------------------------------------

                                                                                                              Total Assets
                                                                                                                 Managed
                                                                                                              subject to a
                                                                               Number of Accounts Managed      Performance
                                                                                subject to a Performance     Based Advisory
Portfolio Manager/                     Total Number of        Total Assets                Based                    Fee
TYPE OF ACCOUNTS                      ACCOUNTS MANAGED         (MILLIONS)             ADVISORY FEE             (MILLIONS)
----------------                      ----------------         ----------             ------------             ----------
ROBERT E. REISER
     Registered Investment                    2                   32.4                      0                       0
     Companies:
     Other Pooled Investment                 12                  3,616
     Vehicles:
     Other Accounts:                          0                      0                      0                       0
R. SAMUEL FRAUNDORF
     Registered Investment                   16                  2,268                      0                       0
     Companies:
     Other Pooled Investment                 12                  3,616                      0                       0
     Vehicles:
     Other Accounts:                          0                      0                      0                       0
ADRIAN CRONJE
     Registered Investment                   16                  2,268                      0                       0
     Companies:
     Other Pooled Investment                 12                  3,616                      0                       0
     Vehicles:
     Other Accounts:                          0                      0                      0                       0
YULONG (CLARK) LI
     Registered Investment                   16                  144.6                      0                       0
     Companies:
     Other Pooled Investment                 12                  3,616                      0                       0
     Vehicles:
     Other Accounts:                          0                      0                      0                       0

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

COMPENSATION (AS OF JUNE 30, 2008). Each portfolio manager is paid a salary based on his/her job position and an annual bonus that includes four measures:
Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington including the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington Trust Company retirement plans.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND, WILMINGTON MODERATE ASSET ALLOCATION FUND AND WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).
                  --------------------------------------------

                                                                                                                    Total Assets
                                                                                                                      Managed
                                                                                   Number of Accounts Managed       subject to a
                                                                                    subject to a Performance     Performance Based
Portfolio Manager/                         Total Number of        Total Assets                Based                 Advisory Fee
TYPE OF ACCOUNTS                          ACCOUNTS MANAGED         (MILLIONS)             ADVISORY FEE               (MILLIONS)
----------------                          ----------------         ----------             ------------               ----------
R. SAMUEL FRAUNDORF
     Registered Investment Companies:            16                  2,268                      0                        0
     Other Pooled Investment                     12                  3,616                      0                        0
     Vehicles:
     Other Accounts:                              0                      0                      0                        0
ADRIAN CRONJE
     Registered Investment Companies:            16                  2,268                      0                        0
     Other Pooled Investment                     12                  3,616                      0                        0
     Vehicles:
     Other Accounts:                              0                      0                      0                        0
YULONG (CLARK) LI
     Registered Investment Companies:            16                  144.6                      0                        0
     Other Pooled Investment                     12                  3,616                      0                        0
     Vehicles:
     Other Accounts:                              0                      0                      0                        0

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

COMPENSATION (AS OF JUNE 30, 2008). Each portfolio manager is paid a salary based on his/her job position and an annual bonus that includes four measures:
Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Fraundorf the maximum bonus is 75%. For members of the Investment Strategy Team (Mr. Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington including the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington Trust Company retirement plans.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by the Funds, directly or indirectly, for the periods indicated below are as follows:

                                        FOR THE PERIOD         FISCAL YEAR            FISCAL YEAR
FUND                                     DECEMBER 20,             ENDED                  ENDED
                                         2005 THROUGH         JUNE 30, 2007          JUNE 30, 2008
                                         JUNE 30, 2006
----------------------------------     ------------------    ----------------     --------------------
ETF Allocation Fund                         $18,730              $23,007                $31,565

                                        FOR THE PERIOD         FISCAL YEAR            FISCAL YEAR
FUND                                     DECEMBER 20,             ENDED                  ENDED
                                         2005 THROUGH         JUNE 30, 2007          JUNE 30, 2008
                                         JUNE 30, 2006
----------------------------------     ------------------    ----------------     --------------------
Aggressive Asset Allocation Fund              N/A              N/A                        N/A
Moderate Asset Allocation Fund                N/A              N/A                        N/A
Conservative Asset Allocation                 N/A              N/A                        N/A
Fund

AFFILIATED BROKERAGE. When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. Since inception, the Funds paid brokerage commissions to Wilmington Brokerage Services Co., an affiliate of RSMC, as follows:

                                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
FUND                                             PAID TO AFFILIATES DURING FISCAL YEAR ENDED JUNE 30
----------------------------------        -------------------- -------------------- ------------------------
                                                 2006                 2007                   2008
                                                 ----                 ----                   ----
ETF Allocation Fund                             $18,730              $23,007                $16,175
Aggressive Asset Allocation Fund                  N/A                  N/A                    N/A
Moderate Asset  Allocation Fund                   N/A                  N/A                    N/A
Conservative Asset Allocation Fund                N/A                  N/A                    N/A

The table below shows, for the fiscal year ended June 30, 2008, the percentage of aggregate brokerage commissions paid to Wilmington Brokerage Services Co. and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through such affiliates.

FUND                                      PERCENTAGE OF COMMISSIONS PAID        PERCENTAGE OF TRANSACTIONS EFFECTED
                                                  TO AFFILIATES                         THROUGH AFFILIATES
-------------------------------------    ---------------------------------    ----------------------------------------
ETF Allocation Fund                                    37%                                      37%
Aggressive Asset Allocation Fund                       N/A                                      N/A
Moderate Asset Allocation Fund                         N/A                                      N/A
Conservative Asset Allocation Fund                     N/A                                      N/A

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing equipment used to communicate research information and providing specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to Wilmington Brokerage Services Company ("WBSC"), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it.

WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Trust's Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2008, RSMC did not direct any transactions or pay related brokerage commissions because of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value ("NAV") of A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi annually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization, before redeeming shares of the Funds the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding. See "Taxation of the Funds."

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PNC Global, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PNC Global are open for business.

In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, trading of European or Far Eastern securities generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which a Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time a Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends, if any, from the Funds' net investment income are ordinarily declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Each Fund's dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of such Fund. A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see "Taxation of the Funds" below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

                              TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan accounts, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in such Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by it, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 "was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income." Accordingly, while no Fund intends to invest in such securities, if a Fund does so invest, it intends to account for such transactions in a manner it deems to be appropriate. The IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized if such instruments are held in it.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, then they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 of the IRC deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of the PFIC income will be taxable as ordinary income even though, absent application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the IRC's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, such Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. Foreign currency income or loss would also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which its shareholders would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the IRC as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders.
See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Except for exempt-interest dividends paid by a Municipal Fund, distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income earned by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each shareholder is urged and advised to consult such shareholder's own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of each of the Funds for the fiscal year ended June 30, 2007, are set forth in the Funds' Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP therein. The Annual Report is incorporated herein by reference.

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                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However,

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the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"WD" - Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

                            LONG-TERM CREDIT RATINGS

MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         o        "Positive" means that a rating may be raised.

         o        "Negative" means that a rating may be lowered.

         o        "Stable" means that a rating is not likely to change.

         o        "Developing" means a rating may be raised or lowered.

FITCH

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.       INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.      PROXY VOTING DELEGATION

A.       From the Trust to RSMC and affiliated Investment Advisers:

                  1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

                  2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.       From RSMC to Wilmington Trust Company:

                  1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.       From RSMC to Sub-Advisers for the Multi-Manager International Fund:

                  1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

                  2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.     PROXY VOTING POLICIES AND PROCEDURES

A.       General Policy Statement:

                  1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

                  2. As new issues arise and trends develop, voting practices will be modified accordingly.

                  3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

                  4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

                  5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.       Additions to and Deviations from Proxy Voting Guidelines:

                  1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

                  2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.       Conflicts of Interest:

                  1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

                  2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

                  3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

                  4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.       Written Analysis:

                  1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

                  2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.      PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.       RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

                  1.       For election of directors;

                  2.       For appointment of auditors;

                  3.       For uncontested mergers;

                  4.       For proposals to establish a staggered board;

                  5. For proposals to require that directors can be removed only for cause;

                  6.       For proposals to increase authorized shares;

                  7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

                  8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

                  9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

                  10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

                  11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

                  12. As management recommends on proposals to eliminate or establish preemptive rights;

                  13. As management recommends on proposals to eliminate or establish cumulative voting;

                  14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

                  15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

                  16. Against shareholder proposals to require confidential voting;

                  17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

                  18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

                  19. Against shareholder proposals to limit "golden parachutes;"

                  20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

                  21.      Against shareholder proposals to index options;

                  22.      Against shareholder proposals to expense options; and

                  23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940;

                  24. For proposals to allow mutual funds to put into effect new or amended sub-advisory agreements without shareholder approval being required; and

                  25. As management recommends on proposals regarding whether to use majority vote or the plurality system for the election of directors.

B.       RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

                  1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

                  2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

                  3. For shareholder proposals to exclude abstentions when tabulating votes;

                  4. Against proposals to establish a new class of common stock with magnified voting power;

                  5. Against proposals to eliminate shareholder action by written consent;

                  6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

                  7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

                  8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

                  9.       Against proposals to re-price options;

                  10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

                  11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

                  12.      With respect to mutual funds,

                           a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                           b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                           c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                           d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.       PROXY VOTING RECORD-KEEPING

A.       RSMC's Record-keeping Responsibilities under the Advisers Act:

                  In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

                  1. Copies of all proxy voting policies, procedures, and voting guidelines;

                  2. Copies of each proxy voting statement received regarding client securities;

                  3.       Records of each vote cast;

                  4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

                  5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

                  6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.       RSMC's Record-keeping Responsibilities under the Investment Company
         Act:

                  1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:


--------------------------------------------------------------------------------
                     Name of the issuer of the Fund security
--------------------------------------------------------------------------------
                   Exchange ticker symbol of the FUND security
                            (if REASONABLY available)
--------------------------------------------------------------------------------
                       CUSIP number for the fund security
                            (if REASONABLY available)
--------------------------------------------------------------------------------
                            Shareholder meeting date
--------------------------------------------------------------------------------
                     Brief summary of EACH matter voted upon
--------------------------------------------------------------------------------
                Whether the matter was proposed by the issuer or
                              by a security holder
--------------------------------------------------------------------------------
               Whether RSMC VOTED THE Fund'S SHARES on the matter
--------------------------------------------------------------------------------
              How the vote was cast - "for," "against," "abstain,"
                  or "withheld" regarding election of directors
--------------------------------------------------------------------------------
                      Whether RSMC VOTED THE Fund's SHARES
                     WITH or against the issuer's management
--------------------------------------------------------------------------------


                  2. RSMC will also support and coordinate all reporting and disclosure requirements.

                  3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.      DISCLOSURE REQUIREMENTS

A.       Disclosure of Proxy Voting Policies, Procedures, and Records:

                  1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

                  2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

                  3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006, June 2006, and October 2006.

                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund
                     Wilmington Multi-Manager Small-Cap Fund
                   Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund

                            1100 North Market Street
                           Wilmington, Delaware 19890


-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2008


-------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds current prospectuses dated November 1, 2008, as amended from time to time. A copy of each current prospectus may be obtained without charge on the Funds' website at http://www.wilmingtonfunds.com, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

Audited financial statements for the Funds for the fiscal year ended June 30, 2008, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................1
INVESTMENT POLICIES...........................................................1
DISCLOSURE OF FUND HOLDINGS...................................................15
INVESTMENT LIMITATIONS........................................................16
CODE OF ETHICS................................................................27
PROXY VOTING..................................................................28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................28
INVESTMENT ADVISORY AND OTHER SERVICES........................................31
SUB-ADVISORY SERVICES.........................................................32
ADMINISTRATION AND ACCOUNTING SERVICES........................................38
ADDITIONAL SERVICE PROVIDERS..................................................39
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN....................................40
PORTFOLIO MANAGERS............................................................41
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................61
CAPITAL STOCK AND OTHER SECURITIES............................................64
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................64
DIVIDENDS.....................................................................66
TAXATION OF THE FUNDS.........................................................67
FINANCIAL STATEMENTS..........................................................75
APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES.......A-1
APPENDIX B - DESCRIPTION OF SECURITIES RATINGS...............................B-1
APPENDIX C - RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES
 PROCEDURES, AND VOTING GUIDELINES SPECIFIC TO THE WT MUTUAL FUND............C-1
APPENDIX D - ACADIAN ASSET MANAGEMENT, INC. PROXY VOTING POLICY..............D-1
APPENDIX E - ARTIO GLOBAL MANAGEMENT, LLC PROXY VOTING PROCEDURES............E-1
APPENDIX F - DIMENSIONAL FUND ADVISORS L.P. PROXY VOTING POLICY .............F-1
APPENDIX G - GOLDMAN SACHS ASSET MANAGEMENT, L.P. POLICY ON PROXY VOTING FOR
 INVESTMENT ADVISORY CLIENTS.................................................G-1
APPENDIX H -PARAMETRIC PORTFOLIO ASSOCIATES LLC PROXY VOTING POLICY .........H-1
APPENDIX I - PRINCIPAL GLOBAL INVESTORS, LLC PROXY VOTING POLICY.............I-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI: the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund"), Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund" and collectively with the Large-Cap Fund, the "Cap Funds"), the Wilmington Multi-Manager International Fund (the "International Fund") and Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund") (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional Shares and A Shares. Each Fund is a diversified, open-end management investment company. Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, except in the case of the Cap Funds, each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus. The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.

The Large-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large-cap companies. The Small-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small-cap companies.

The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

The investment objective of the Real Asset Fund is to achieve long-term preservation of capital and high current income. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS;" (ii) real estate-related securities including securities of real estate companies and real estate investment trusts and (iii) commodity/natural resource-related securities.

Each of the Funds employs a multi manager strategy, relying on its investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Funds.

The investment objectives and policies of the Cap Funds and the Real Asset Fund may be changed upon 60 days written notice to shareholders. The investment objectives of the International Fund may not be changed without shareholder approval.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" below.)

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, the Government National Mortgage Association ("Ginnie Mae") securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by Standard and Poor's Corporation ("S&P(R)") or Moody's or if not rated, determined by the investment adviser or a sub-adviser to be of comparable quality.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks.

A brief description of some typical types of bank obligations follows:

o BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

o CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).

o TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") such as Moody's or S&P(R), (see Appendix B) or if unrated, are determined by the investment adviser or a sub-adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act.

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes.

Such derivative investments in which the Funds may invest include "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Fund may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund's investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

EQUITY-LINKED SECURITIES. The Real Asset Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, the Real Asset Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Real Asset Fund's restriction on investments in illiquid securities.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Fund invests primarily in foreign securities and the Real Asset Fund may invest up to 55% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and, therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INFLATION-PROTECTED DEBT SECURITIES. The Real Asset Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Real Asset Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Real Asset Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act, unless exemptive relief granted by the Securities and Exchange Commission ("SEC") is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements and may enter into others.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining its composition and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Real Asset Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Real Asset Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities and other asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie
Mae)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers or servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Fannie Mae and Freddie Mac have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight ("OFHEO"), which regulates Fannie Mae and Freddie Mac, released a report on certain accounting and corporate governance issues at Fannie Mae. In the report, the OFHEO found that Fannie Mae had not complied with generally accepted accounting principles ("GAAP") for a large number of its accounting practices, had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between Fannie Mae and the SEC, which had conducted its own investigation. With respect to Freddie Mac, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, Freddie Mac identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused Freddie Mac to restate its prior years' financial statements to conform to GAAP. On September 27, 2007, Freddie Mac entered into a settlement with the SEC over charges related to Freddie Mac's improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. Freddie Mac agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. Freddie Mac has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company's common stock with the SEC.

Further, because of the recent difficulties faced by the United States housing and mortgage markets and the related concerns relating to Fannie Mae's and Freddie Mac's capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury's plan to allow the government to buy stock of Fannie Mae and Freddie Mac and to increase temporarily the two companies' credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of Fannie Mae and Freddie Mac. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to Fannie Mae and Freddie Mac, if needed.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the United States economy. Congress has also expressed concern over Fannie Mae and Freddie Mac improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on Fannie Mae's board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both Fannie Mae and Freddie Mac and/or subjects these companies to further regulatory oversight. In addition to the above referenced concerns, there continues to be risk associated with the long-term financial stability of both Fannie Mae and Freddie Mac.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator, servicers and poolers, the investment adviser determines that the securities meet the Trust's quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all United States Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither United States Government securities nor United States Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently been developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBS") have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify as a Rule 144A transaction. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or a sub-adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on United States securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REAL ESTATE COMPANIES. The Real Asset Fund invests in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Fund considers a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Real Asset Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs. The Real Asset Fund may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate-related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REIT's operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Asset Fund may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid, are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the United States Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When a Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in United States Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Asset Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the past two fiscal years were:

                            FISCAL YEAR         FISCAL YEAR
                               ENDED               ENDED
FUND                      JUNE 30, 2007        JUNE 30, 2008
----------------------    ----------------    ----------------
Large-Cap Fund                  96%                127%
Small-Cap Fund                 127%                134%
International Fund              89%                124%
Real Asset Fund                 23%                 72%


                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments will generally be as of a date at least 30 days prior to its posting on the website. However, the lag time between the public dissemination of a Fund's schedule of investments and the date of such schedule of investments may be adjusted by the officers of the Trust, in consultation with the Board of Trustees. In addition to a Fund's schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information will generally be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The officers of the Trust, in consultation with the Board of Trustees, may adjust the lag time for posting such information on the Trust's website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of a Fund's shareholders, on the one hand, and those of the Fund's investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Fund, its investment adviser, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees of the Trust on an as needed basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor's. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Funds' portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:


Banc of America                          Investedge                             RBC Dain Rauscher
Barclays Capital Inc.                    Janney Montgomery Scott                Siebert Brandford Shark
Bear Stearns & Co. Inc.                  Legg Mason Wood Walker                 Standard & Poor's
Bloomberg                                Lipper                                 Starboard Capital Markets LLC
Citigroup Global Markets, Inc.           Longview                               State Street Global Markets
Coates Analytics, LP                     Loop Capital Markets                   Stephens Inc.
Commerce Capital Markets, Inc.           Maslow                                 Stern, Agee & Leach
Crane Data LLC                           Morgan Stanley                         Stone & Youngberg
Electra Information Systems, Inc.        Morningstar                            Thompson Financial
Factset                                  Northfield Information Services, Inc.  Vestek
Fidelity                                 Piper Jaffray & Company                Wachovia Securities
Interactive Data                         Plexus                                 William Blair & Co., LLC


                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The International Fund and the Real Asset Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Asset Fund, this limitation does not apply to municipal securities. However, the Real Asset Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate-related companies;

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
          (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Asset Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Asset Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.        issue senior  securities,  except to the extent  permitted by the 1940
          Act.

The following non-fundamental policies apply to each of the International Fund and the Real Asset Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

The International Fund and the Real Asset Fund will not:

1.        pledge,   mortgage  or   hypothecate   its  assets  except  to  secure
          indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.        make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Asset Fund only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Asset Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Cap Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.

Each Cap Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(1) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund's investment in an ETF or other investment company. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Cap Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.       make short sales of securities except short sales "against the box";

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE (1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 TED T. CECALA (2)               Trustee         Shall serve at the    Director,               17        Wilmington
 Date of Birth: 1/49                             pleasure of the       Chairman of the                   Trust
                                                 Board and until       Board, and Chief                  Corporation;
                                                 successor is          Executive                         Wilmington
                                                 elected and           Officer of                        Trust Company;
                                                 qualified. Trustee    Wilmington Trust                  Member of the
                                                 since August 2007.    Corporation and                   Board of
                                                                       Wilmington Trust                  Managers of
                                                                       Company since                     Cramer Rosenthal
                                                                       1996.                             McGlynn, LLC
                                                                                                         and Roxbury
                                                                                                         Capital
                                                                                                         Management, LLC
                                                                                                         (registered
                                                                                                         investment
                                                                                                         advisers).

(1) The "Fund Complex" currently consists of the Trust (17 funds) and CRM Mutual Fund Trust (6 funds).

(2) Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE (1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------

ROBERT J. CHRISTIAN (3)          Trustee         Shall serve until     Retired since           17        FundVantage
 Date of Birth: 2/49                             death, resignation    February 2006;                    Trust (8
                                                 or removal. Trustee   Executive Vice                    portfolios);
                                                 since October 1998,   President of                      Optimum Fund
                                                 President and         Wilmington Trust                  Trust (6
                                                 Chairman of the       Company from                      portfolios)
                                                 Board from October    February 1996 to                  (registered
                                                 1998 to January       February 2006;                    investment
                                                 2006.                 President of                      companies).
                                                                       Rodney
                                                                       Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC")
                                                                       from 1996
                                                                       to 2005;
                                                                       Vice
                                                                       President
                                                                       of RSMC
                                                                       2005 to
                                                                       2006.
-----------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------

 ROBERT ARNOLD                    Trustee       Shall serve until     Founder and             17        First Potomac
 Date of Birth: 3/44                            death, resignation    co-manager, R. H.                 Realty Trust
                                                or removal. Trustee   Arnold & Co.,                     (real estate
                                                since May 1997.       Inc. (financial                   investment
                                                                      consulting) since                 trust).
                                                                      1989.

------------------------------------------------------------------------------------------------------------------------

 DR. ERIC BRUCKER                 Trustee       Shall serve until     Professor of            17        None
 Date of Birth: 12/41                           death, resignation    Economics,
                                                or removal. Trustee   Widener
                                                since October 1999.   University since
                                                                      July 2004;
                                                                      formerly, Dean,
                                                                      School of
                                                                      Business
                                                                      Administration of
                                                                      Widener
                                                                      University from
                                                                      2001 to 2004.

(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE (1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------

 NICHOLAS GIORDANO              Trustee and     Shall serve until     Consultant,             17        Kalmar Pooled
 Date of Birth: 3/43          Chairman of the   death, resignation    financial                         Investment
                                   Board        or removal. Trustee   services                          Trust; The RBB
                                                since October 1998.   organizations                     Fund Inc. (21
                                                                      from 1997 to                      portfolios)
                                                                      present; Interim                  (registered
                                                                      President,                        investment
                                                                      LaSalle                           companies);
                                                                      University from                   Independence
                                                                      1998 to 1999.                     Blue Cross;

                                                                                                        IntriCon
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        furnaces
                                                                                                        and
                                                                                                        ovens);
                                                                                                        Commerce
                                                                                                        Bancorp,
                                                                                                        Inc.

------------------------------------------------------------------------------------------------------------------------

 LOUIS KLEIN, JR.                 Trustee       Shall serve until     Self-employed           23        CRM Mutual
 Date of Birth: 5/35                            death, resignation    financial                         Fund Trust (6
                                                or removal. Trustee   consultant since                  portfolios)
                                                since October 1999.   1991.                             (registered
                                                                                                        investment
                                                                                                        company) since
                                                                                                        June 2005; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE (1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 THOMAS LEONARD                   Trustee       Shall serve until     Retired since           17        None
 Date of Birth: 2/49                            death, resignation    2008.  Former
                                                or removal. Trustee   Partner with
                                                since July 2008.      PricewaterhouseCoopers
                                                                      (public
                                                                      accounting) from
                                                                      May 1970 to June
                                                                      2008.
------------------------------------------------------------------------------------------------------------------------
 MARK A. SARGENT                  Trustee       Shall serve until     Dean and                17        The RBB Fund,
 Date of Birth: 4/51                            death, resignation    Professor of Law,                 Inc. (21
                                                or removal. Trustee   Villanova                         portfolios)
                                                since November 2001.  University School                 (registered
                                                                      of Law since July                 investment
                                                                      1997.                             company); NYSE
                                                                                                        Regulation,
                                                                                                        Inc.;
                                                                                                        Financial
                                                                                                        Industry
                                                                                                        Regulatory
                                                                                                        Authority
                                                                                                        (FINRA)
------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL        FUNDS IN         OTHER
                                 POSITION(S)                            OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
        NAME, ADDRESS AND        HELD WITH       TERM OF OFFICE AND      DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 JOHN J. KELLEY                President &     Shall serve at the     Chief Operations        N/A             N/A
 1100 North Market Street      Chief           pleasure of the Board  Officer of WTIM
 Wilmington, DE 19890          Executive       and until successor    since 2006; Chief
 Date of Birth: 9/59           Officer         is elected and         Operations
                                               qualified. Officer     Officer of RSMC
                                               since September 2005.  since 2005; Vice
                                                                      President of PNC
                                                                      Global Investment
                                                                      Servicing (U.S.)
                                                                      Inc. (formerly,
                                                                      PFPC Inc.) from
                                                                      January 2005 to
                                                                      July 2005; Vice
                                                                      President of
                                                                      Administration,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      1999 to 2005;
                                                                      Chief Compliance
                                                                      Officer 1838
                                                                      Investment
                                                                      Advisors, LP from
                                                                      2004 to 2005.
------------------------------------------------------------------------------------------------------------------------
 ANNA M. BENCROWSKY             Vice            Shall serve at the     Chief Compliance       N/A             N/A
 1100 North Market Street       President,      pleasure of the        Officer, WTIM
 Wilmington, DE 19890           Chief           Board and until        since 2007; Vice
 Date of Birth: 5/51            Compliance      successor is elected   President, WTIM
                                Officer &       and qualified;         since 2004; Vice
                                Anti-Money      Officer since          President and
                                Laundering      September 2004.        Chief Compliance
                                Officer                                Officer, RSMC
                                                                       since
                                                                       2004;
                                                                       Vice
                                                                       President
                                                                       and Chief
                                                                       Compliance
                                                                       Officer,
                                                                       1838
                                                                       Investment
                                                                       Advisors,
                                                                       LP from
                                                                       1999 to
                                                                       2004.
------------------------------------------------------------------------------------------------------------------------
 EDWARD W. DIFFIN, JR.          Vice            Shall serve at the     Director of            N/A             N/A
 1100 North Market Street       President &     pleasure of the        Mutual Fund
 Wilmington, DE 19890           Secretary       Board and until        Regulatory
 Date of Birth: 1/52                            successor is elected   Administration
                                                and qualified;         of WTIM since
                                                Officer since          November 2006;
                                                February 2007.         Coleman Counsel
                                                                       from November
                                                                       2005 to November
                                                                       2006; Vice
                                                                       President and
                                                                       Senior Counsel
                                                                       of Merrill
                                                                       Lynch & Co.,
                                                                       Inc. from 1994
                                                                       to 2005.

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL        FUNDS IN         OTHER
                                 POSITION(S)                            OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
        NAME, ADDRESS AND        HELD WITH       TERM OF OFFICE AND      DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 JOHN C. MCDONNELL              Vice            Shall serve at the     Mutual Fund            N/A             N/A
 1100 North Market Street       President &     pleasure of the        Administration,
 Wilmington, DE 19890           Treasurer       Board and until        Wilmington
 Date of Birth: 4/66                            successor is elected   Trust, since
                                                and qualified;         October 2005;
                                                Officer since          Audit and
                                                November 2005.         Assurance -
                                                                       Senior,
                                                                       Deloitte
                                                                       (public
                                                                       accounting)
                                                                       from
                                                                       September
                                                                       2004 to
                                                                       October
                                                                       2005;
                                                                       Mutual
                                                                       Fund
                                                                       Administration,
                                                                       1838
                                                                       Investment
                                                                       Advisors
                                                                       from
                                                                       March
                                                                       1999 to
                                                                       September
                                                                       2004.
------------------------------------------------------------------------------------------------------------------------
 CLAYTON M. ALBRIGHT           Vice President  Shall serve at the     Managing Director       N/A             N/A
 1100 North Market Street                      pleasure of the Board  Fixed Income
 Wilmington, DE 19890                          and until successor    Management,
 Date of Birth: 9/53                           is elected and         Wilmington Trust
                                               qualified. Officer     since 2007;
                                               since October 1998.    Director Fixed
                                                                      Income Research
                                                                      and Portfolio
                                                                      Manager,
                                                                      Wilmington Trust
                                                                      from 1996 to
                                                                      2007; Vice
                                                                      President, RSMC
                                                                      since 2001; Vice
                                                                      President of WTIM
                                                                      since 2006;  Vice
                                                                      President,
                                                                      Wilmington Trust
                                                                      Company since
                                                                      1997.
------------------------------------------------------------------------------------------------------------------------
 JOSEPH M. FAHEY, JR.           Vice President  Shall serve at the     Investment             N/A             N/A
 1100 North Market Street                       pleasure of the        Adviser, WTIM
 Wilmington, DE 19890                           Board and until        since 2003; Vice
 Date of Birth: 1/57                            successor is elected   President, RSMC
                                                and qualified.         since 1992.
                                                Officer since November
                                                1999.
------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2008. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Leonard, each of whom is an Independent Trustee. Mr. Leonard serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2008, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Leonard and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2008, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2008, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2007.

                                                                                 AGGREGATE DOLLAR RANGE
                                                                                 OF EQUITY SECURITIES IN
                                                                                ALL REGISTERED INVESTMENT
                                        DOLLAR RANGE OF EQUITY SECURITIES      COMPANIESOVERSEEN BY TRUSTEE
                                           IN EACH FUND OF THE                    WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO               TRUST INVESTMENT COMPANIES             TRUST INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- -------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                                                                         Over $100,000
     Wilmington Prime Money Market                 Over $100,000
     Fund
     Wilmington U.S. Government Money             $10,001-$50,000
     Market Fund
     Wilmington Multi-Manager                      Over $100,000
     Large-Cap Fund
     Wilmington Multi-Manager                     $10,001-$50,000
     Small-Cap Fund
     Wilmington Multi-Manager                      Over $100,000
     International Fund
     Wilmington Multi-Manager Real                 Over $100,000
     Asset Fund
     Wilmington Aggressive Asset                   Over $100,000
     Allocation Fund
   Robert J. Christian                                                                   Over $100,000
     Wilmington Broad Market Bond Fund             Over $100,000
     Wilmington Prime Money Market                $10,001-$50,000
     Fund
     Wilmington Multi-Manager                     $50,001-$100,000
     International Fund
     Wilmington Multi-Manager Real                $10,001-$50,000
     Asset Fund
     Wilmington ETF Allocation Fund                Over $100,000
INDEPENDENT TRUSTEES
   Robert Arnold                                        NONE                                  NONE
   Eric Brucker                                                                         $50,001-$100,000
     Wilmington Short/Intermediate                $10,001-$50,000
     Bond Fund
     Wilmington U.S. Government Money             $10,001-$50,000
     Market Fund
   Nicholas Giordano                                                                     Over $100,000
     Wilmington Multi-Manager Real                 Over $100,000
     Asset Fund
   Louis Klein, Jr.                                                                      Over $100,000
     Wilmington Multi-Manager                     $50,001-$100,000
     International Fund
     Wilmington Aggressive Asset                  $50,001-$100,000
     Allocation Fund
   Thomas Leonard                                       NONE                                  NONE
   Mark A. Sargent                                                                      $10,001-$50,000
     Short/Intermediate Term Bond Fund            $10,001-$50,000

As of December 31, 2007, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2008 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                                                                                         TOTAL
                                                  PENSION OR RETIREMENT                              COMPENSATION
                                 AGGREGATE         BENEFITS ACCRUED AS           ESTIMATED               FROM
                             COMPENSATION FROM      PART OF THE TRUST      ANNUAL BENEFITS UPON      FUND COMPLEX
         TRUSTEE                 THE TRUST               EXPENSES               RETIREMENT         PAID TO TRUSTEES
--------------------------- -------------------- ------------------------- ---------------------- --------------------
Robert H. Arnold                  $67,000                  None                    None                 $67,000
Dr. Eric Brucker                  $68,000                  None                    None                 $68,000
Ted T. Cecala                      None                    None                    None                  None
Robert J. Christian               $67,000                  None                    None                 $67,000
Nicholas Giordano                 $89,500                  None                    None                 $89,500
Louis Klein, Jr.                  $62,000                  None                    None                 $62,000
Thomas Leonard(1)                  None                    None                    None                  None
John J. Quindlen (1)              $76,000                  None                    None                 $76,000
Mark A. Sargent                   $72,000                  None                    None                 $72,000-

(1) Effective July 1, 2008, John J. Quindlen retired from Board of Trustees and Thomas Leonard was appointed to the Board of Trustees.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC and each sub-adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. RSMC has delegated proxy voting responsibilities to Acadian Asset Management, LLC ("Acadian"), Artio Global Management, LLC ("Artio Global"), Dimensional Fund Advisors LP ("Dimensional"), Goldman Sachs Asset Management, L.P. ("GSAM"), Parametric Portfolio Associates, LLC ("PPA") and Principal Global Investors, LLC ("PGI"). In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

RSMC has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Its proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in which RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by Wilmington Trust's Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. Attached hereto as Appendices C, D, E, F, G, H and I are the proxy voting policies and procedures for RSMC, Acadian, Artio Global, Dimensional, GSAM, PPA and PGI, respectively.

The Funds' proxy voting record as of June 30, 2008 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 20, 2008 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 20, 2008, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

        FUND, NAME, ADDRESS                                                        OWNERSHIP PERCENTAGE
        -------------------------------------------------------------------------------------------------

        WILMINGTON MULTI-MANAGER LARGE-CAP FUND - INSTITUTIONAL SHARES
        National Financial Service Corp.                                                  18.37%
        For Attn to Rick Ricon
        One World Financial Center
        Church Street Station
        PO Box 3908
        New York, NY  10008

        Wilmington Aggressive Asset Allocation Fund                                        9.33%
        Rodney Square North
        1100 North Market Street
        Wilmington, DE  19890

        WILMINGTON MULTI-MANAGER LARGE-CAP FUND - A SHARES
        Wilmington Trust Corporation                                                      77.09%
        Rodney Square North
        1100 North Market Street
        Attn. John McDonnell
        Wilmington, DE  19890

        Nationwide Trust Company FSB                                                      17.97%
        C/O IPO Portfolio Accounting
        PO Box 182029
        Columbus, OH  43218

        WILMINGTON MULTI-MANAGER SMALL-CAP FUND - INSTITUTIONAL SHARES
        National Financial Service Corp.                                                  15.87%
        For Attn to Rick Ricon
        One World Financial Center
        Church Street Station
        PO Box 3908
        New York, NY  10008

        Wilmington Aggressive Asset Allocation Fund                                        8.44%
        Rodney Square North
        1100 North Market Street
        Wilmington, DE  19890

        WILMINGTON MULTI-MANAGER SMALL-CAP FUND - A SHARES
        Wilmington Trust Corporation                                                      55.21%
        Rodney Square North
        1100 North Market Street
        Attn. John McDonnell
        Wilmington, DE  19890

        Nationwide Trust Company FSB                                                      44.79%
        C/O IPO Portfolio Accounting
        PO Box 182029
        Columbus, OH  43218

        WILMINGTON MULTI-MANAGER INTERNATIONAL FUND - INSTITUTIONAL SHARES
        National Financial Services Corp                                                   6.12%
        For the Exclusive Benefit of Customers
        Mutual Funds Dept. 5th Floor
        200 Liberty Funds Dept
        1 World Financial Center
        New York, NY  10281

        FUND, NAME, ADDRESS                                                        OWNERSHIP PERCENTAGE
        -------------------------------------------------------------------------------------------------
        WILMINGTON MULTI-MANAGER INTERNATIONAL FUND - A SHARES
        NFS LLC FEBO                                                                      27.43%
        Nicholas A. Mann
        4013 Everett Street
        Kensington, MD  20895

        Wilmington Trust Corporation                                                      11.97%
        Rodney Square North
        1100 North Market Street
        Attn John McDonnell
        Wilmington, DE  19890

        NFS LLC FEBO                                                                      11.33%
        Wilmington Trust Co. R/O Cust.
        IRA of Arthur W. Raine Jr.
        PO Box 3282
        Salisbury, MD  21808

        Ameritrade Inc FBO                                                                10.73%
        PO Box 2226
        Omaha, NE  68103

        NFS LLC FEBO                                                                       8.76%
        Wilmington Trust Co. R/O Cust.
        IRA of Sandra A. Johnson
        14050 Pepperbox Road
        Delmar, DE  19940

        Ameritrade Inc. FBO                                                                8.08%
        PO Box 2226
        Omaha, NE  68103

        NFS LLC FEBO                                                                       5.67%
        Tyler L. Mann
        4013 Everett Street
        Kensington, MD  20895

        NFS LLC FEBO
        Wilmington Trust Co. Cust.                                                         5.24%
        IRA of Natalie B. King
        2700 Baynard Boulevard
        Wilmington, DE  19802

        WILMINGTON MULTI-MANAGER REAL ASSET FUND - INSTITUTIONAL SHARES
        National Financial Service Corp.                                                   6.56%
        For Attn to Rick Ricon
        One World Financial Center
        Church Street Station
        PO Box 3908
        New York, NY  10008

        FUND, NAME, ADDRESS                                                        OWNERSHIP PERCENTAGE
        -------------------------------------------------------------------------------------------------
      WILMINGTON MULTI-MANAGER REAL ASSET FUND - A SHARES
        Charles Schwab & Co. Inc.                                                         36.29%
        Special Custody Account for
        The Benefit of Customers
        Attn. Mutual Funds
        101 Mongomery Street
        San Francisco, CA  94104

        Prudential Investment Mgts. Service                                               15.54%
        (FBO) Mutual Fund Clients
        Attn. Pruchoice Unit
        100 Mulberry Street
        Newark, NJ  07102

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has a controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Under the Investment Advisory Agreement, RSMC is paid a monthly investment advisory fee at the annual rate of 0.35% of each Fund's average daily net assets.

For its services as investment adviser, RSMC earned the following gross advisory fees from the Funds during the periods indicated:

                            FISCAL YEAR ENDED        FISCAL YEAR ENDED         FOR THE YEAR ENDED
FUND                          JUNE 30, 2006            JUNE 30, 2007              JUNE 30, 2008
-----------------------   ----------------------    ---------------------    ------------------------
Large-Cap Fund               $   337,767                $   625,614                $  890,104
Small-Cap Fund               $   193,584                $   160,254                $  126,458
International Fund           $ 2,147,129                $ 3,385,407                $3,850,236
Real Asset Fund              $   297,162                $ 1,563,827                $2,318,087

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed the following amounts with respect to the following Funds:

FUND                     EXPENSE CAP
--------------------    ---------------
Large-Cap Fund              1.00%
Small-Cap Fund              1.25%

These waivers will remain in place until June 30, 2013. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the following Funds:

                            FISCAL YEAR ENDED         FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                          JUNE 30, 2006             JUNE 30, 2007             JUNE 30, 2008
----------------------    ----------------------    ----------------------    -----------------------
Large-Cap Fund                $   0                      $  0                       $   0
Small-Cap Fund                $120,032                   $134,513                   $228,512
International Fund            $   0                      $  0                       $   0
Real Asset Fund               $   0                      $  0                       $   0

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of the Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC. Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

                              SUB-ADVISORY SERVICES

ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement dated November 1, 2005 among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed contractual amount of RSMC's advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

WTIM received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:

                                   FISCAL YEAR ENDED              FISCAL YEAR ENDED             FISCAL YEAR ENDED
FUND                                 JUNE 30, 2006                  JUNE 30, 2007                 JUNE 30, 2008
--------------------------- --- -------------------------     --------------------------    --------------------------
Large-Cap Fund                        $  269,469                    $  553,441                    $  835,601
Small-Cap Fund                        $   77,123                    $   26,904                       None
International Fund                    $1,300,423                    $2,708,325                    $3,080,190
Real Asset Fund                       $  231,088                    $1,250,977                    $1,895,253

THE CAP FUNDS. WTIM'S FUNDAMENTALLY WEIGHTED EQUITY STRATEGY. WTIM acts as a sub-adviser to each of the Cap Funds with respect to the use of WTIM's fundamentally weighted strategy. RSMC may, at its discretion, allocate a portion of each Cap Fund's assets to WTIM to manage pursuant to WTIM's proprietary fundamentally weighted strategy. The sub-advisory services using the fundamentally weighted strategy are in addition to those services currently provided to each Cap Fund for which WTIM is compensated by RSMC out of its investment advisory fee pursuant to a separate investment sub-advisory agreement. For these sub-advisory services provided to the Cap Funds, WTIM receives a monthly portfolio management fee based on the average daily net assets allocated to the "fundamentally weighted" strategy: 0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets and 0.30% on the assets over $25 million.

WTIM'S QUANTITATIVE INVESTMENT STRATEGY. WTIM also acts as a sub-adviser to each of the Cap Funds with respect to use of its quantitative investment strategy. The sub-advisory services using this strategy are in addition to the other services provided to each Cap Fund. For these sub-advisory services, WTIM receives a monthly portfolio management fee based on the average daily assets allocated to the quantitative strategy at an annual rate of: for the Large-Cap Fund, 0.15% on the first $1 billion in assets, 0.10% on the next $1 billion in assets, and 0.05% on assets in excess of $2 billion; for the Small-Cap Fund, 0.20% on the first $1 billion in assets, 0.15% on the next $1 billion in assets, and 0.10% on assets in excess of $2 billion.

LARGE-CAP FUND. In addition to WTIM, Armstrong Shaw Associates, Inc. ("ASA"), First Quadrant, L.P. ("First Quadrant"), Montag & Caldwell, Inc. ("M&C") and Robeco Investment Management, Inc. ("Robeco") act as sub-advisers to the Large-Cap Fund and each are registered investment advisers. ASA, First Quadrant, M&C and Robeco are located at 45 Grove Street, New Canaan, Connecticut, 06840; 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101; 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326; and 909 Third Avenue, 32nd Floor, New York, NY 10022, respectively.

Jeffrey Shaw controls ASA due to his ownership of more than 50% of ASA.

The First Quadrant limited partners control approximately 36% of outstanding equity, while the general partner, Affiliated Managers Group, controls the remaining 64%.

M&C is a direct wholly owned subsidiary of Fortis Bank SA/NV, a subsidiary of Fortis SA/NV which is owned by the Government of Belgium.

Robeco US Holding, Inc. is the sole shareholder of Robeco. Robeco International Holding B.V. is the sole shareholder of Robeco US Holding, Inc. Robeco Groep N.V. is the sole shareholder of Robeco International Holding B.V. and Rabobank Nederland is the sole shareholder of Robeco Groep N.V.

For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management.

For its sub-advisory services, First Quadrant receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $75 million of average daily net assets under First Quadrant's management and assets of certain similarly managed assets in client accounts of RSMC and its affiliates ("First Quadrant's Assets Under Management"); 0.35% of the next $150 million of First Quadrant's Assets Under Management; 0.30% of the next $150 million of First Quadrant's Assets Under Management; and 0.21% of First Quadrant's Assets Under Management over $300 million.

For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate of: 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management.

For its sub-advisory services, Robeco receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under Robeco's management; 0.45% of the average daily net assets of the next $25 million under Robeco's management; and 0.40% of the average daily net assets over $50 million under Robeco's management.

For their sub-advisory services, the sub-advisers of the Large Cap Fund received the following fees, net of any waivers or reimbursements:

                                                   FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
SUB-ADVISER                                          JUNE 30, 2006           JUNE 30, 2007           JUNE 30, 2008
----------------------------------------------    --------------------    --------------------    --------------------
ASA                                                  $ 107,881                $ 147,240                $106,900
First Quadrant                                       $  90,267                $ 188,785                $231,423
M&C                                                  $  65,504                $  81,832                $147,974
Parametric Portfolio Associates, LLC ("PPA")*        $  40,507                $  48,207                $ 43,183
Robeco**                                                   N/A                      N/A                $ 40,463
WTIM***                                                    N/A                $  39,185                $142,324

* PPA was terminated as a sub-adviser to the Cap Funds as of February 1, 2008. ** Prior to December 17, 2007, Robeco was a sub-adviser to the Wilmington
    Multi-Manager Mid-Cap Fund which was reorganized into the Large-Cap Fund. Robeco began receiving fees for providing sub-advisory services to the Large-Cap Fund as of February 1, 2008.
*** WTIM became a sub-adviser to the Cap Funds with respect to its quantitative investment strategy on February 1, 2008.

SMALL-CAP FUND. In addition to WTIM, Systematic Financial Management L.P. ("SFM") and TAMRO Capital Partners LLC ("TAMRO") act as sub-advisers to the Small-Cap Fund and each are registered investment advisers. SFM and TAMRO are located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, and at 1660 Duke Street, Suite 200, Alexandria, VA 22314, respectively.

TAMRO Management, LLC is presumed to control TAMRO because it owns 25% or more of TAMRO. TAMRO Management, LLC, which is also located at 1660 Duke Street, Suite 200, Alexandria, VA 22314 is owned by Philip D. Tasho, Kathleen B. Neumann and five other employees of TAMRO.

Affiliated Managers Group, Inc. controls SFM due to its ownership of more than 50% of SFM.

For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate of: 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; and 0.55% of the average daily net assets over $75 million under SFM's management.

For its sub-advisory services, TAMRO receives a monthly portfolio management fee at the annual rate of: 0.80% on the first $25 million of average daily net assets under TAMRO's management; 0.70% on the next $50 million of average daily net assets under TAMRO's management; and 0.60% on average daily net assets over $75 million under TAMRO's management.

For their sub-advisory services, the sub-advisers of the Small Cap Fund received the following fees, net of any waivers or reimbursements:

                                                   FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
SUB-ADVISER                                          JUNE 30, 2006           JUNE 30, 2007           JUNE 30, 2008
----------------------------------------------    --------------------    --------------------    --------------------
Batterymarch Financial Management, Inc. ("BFM")*        $ 121,816              $   60,555              $  65,445
PPA**                                                   $  31,668              $   36,438              $  17,557
SFM                                                     $ 171,920              $  104,961              $  53,767
TAMRO*                                                        N/A                     N/A                    N/A
WTIM***                                                       N/A              $    7,850              $  24,915

* BFM was replaced by TAMRO as a sub-adviser to the Small-Cap Fund on July 14, 2008.
** PPA was terminated as a sub-adviser to the Cap Funds as of February 1, 2008.
*** WTIM became a sub-adviser to the Cap Funds with respect to its quantitative investment strategy on February 1, 2008.

INTERNATIONAL FUND. Acadian, Artio Global, Dimensional, GSAM, PGI and PPA act as sub-advisers to the International Fund and are each registered investment advisers. Acadian, Artio Global, Dimensional, GSAM, PPA and PGI are located, respectively at: One Post Office Square, Boston, MA 02109; 330 Madison Avenue, New York, New York 10017; 1299 Ocean Avenue, Santa Monica CA 90401; 32 Old Slip, New York, New York 10005; 1151 Fairview Avenue North, Seattle, WA 98109; and 801 Grand Avenue, Des Moines, Iowa, 50392.

Old Mutual Asset Managers (U.S.) LLC owns 100% of the class A (voting) shares of Acadian. Ownership of the class B shares, which provide financial participation in the profitability of the firm, are divided, with just over 71% owned by Old Mutual and the remainder owned by a Key Employee Limited Partnership. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited.

Artio Global is a Delaware limited liability company which is a wholly-owned subsidiary of Artio Global Investors Inc., a registered broker-dealer, which in turn is a wholly-owned subsidiary of Julius Baer Holding Ltd., a Swiss corporation. Bank Julius Baer & Co. Ltd., an affiliate of Artio Global, is a private bank located in Zurich, Switzerland and is principally engaged in securities portfolio management, investment advisory services and related functions. The Julius Baer Group, founded in 1890, is one of Switzerland's leading investment institutions and manages assets for institutional and private clients around the world. Recognizing the need to expand its presence in the U.S. institutional marketplace, it created Artio Global in 1983.

Dimensional is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware Corporation.

GSAM, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., part of the Investment Management Division ("IMD"), and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs").

Through its parent company, Eaton Vance Acquisitions Business Trust, PPA is a majority owned subsidiary of Eaton Vance Corp. ("EVC").

PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors.

The International Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by each sub-adviser:

                     SUB-ADVISORY FEE AS A PERCENTAGE OF
 SUB-ADVISER         AVERAGE DAILY NET ASSETS ("ASSETS")
-----------------    -----------------------------------------------
Acadian              0.75% on the first $25 million in Assets;
                     0.65% on the next $25 million in Assets;
                     0.50% on the next $100 million in Assets; and
                     0.40% on Assets over $150 million.
Artio Global         0.50%
Dimensional          0.45% on the first $50 million in Assets;
                     and 0.30% on Assets over $50 million.
GSAM                 0.50%
PPA                  0.80% on the first $100 million in Assets; and
                     0.75% on Assets over $100 million.
PGI                  0.75%

For their sub-advisory services, the sub-advisers of the International Fund received the following fees, net of any waivers or reimbursements:

                                                   FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
SUB-ADVISER                                          JUNE 30, 2006           JUNE 30, 2007           JUNE 30, 2008
----------------------------------------------    --------------------    --------------------    --------------------
Acadian                                           $  274,243                $  832,510                $1,070,023
Artio Global                                      $1,269,146                $1,415,862                $  782,911
The Boston Company*                               $  273,196                $  817,008                $  196,203
Dimensional                                              N/A                $   35,305**              $  536,412
GSAM                                              $1,326,115                $1,550,602                $ 1,323,919
PPA                                                      N/A                       N/A                $ 1,060,705
PGI                                                      N/A                       N/A                $   609,886

* The Boston Company was terminated as a sub-adviser to the International Fund as of October 15, 2007.
**  For the period from June 1, 2007 through June 30,
2007.

REAL ASSET FUND. The sub-advisers to the Real Asset Fund are AEW Management and Advisors, L.P. ("AEW"), EII Realty Securities, Inc. ("EII") and ING Clarion Real Estate Securities, L.P. ("ING CRES"), each of which are registered investment advisers. In addition, Rodney Square Management Corporation, the investment adviser, directly manages the portions of the Real Asset Fund allocated to the inflation-protected debt securities strategy (i.e., "TIPS") and to the enhanced cash strategy. AEW, EII and ING CRES are located, respectively, at: Two Seaport Lane, World Trade Center East, Boston, MA 02210; 717 Fifth Avenue, 10th Floor, New York, NY 10022; and 201 King of Prussia Road, Suite 600, Radnor, PA 19087.

AEW is an affiliate of AEW Capital Management, L.P. ("AEW Capital"). AEW Capital is a subsidiary of (and therefore may be deemed to be controlled by) Natixis Asset Management North America, L.P.

EII is a wholly owned subsidiary of European Investors Inc., which is a registered investment adviser. European Investors Inc. is owned by European Investors Holding Company, which in turn is owned by Christian A. Lange and Richard Adler, who own 52% and 14%, respectively and the remainder by employees.

ING CRES is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.

The Real Asset Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:

ADVISER/              ADVISORY/ SUB-ADVISORY FEE AS A PERCENTAGE OF
SUB-ADVISER           AVERAGE DAILY NET ASSETS ("ASSETS")
------------          ---------------------------------------------
AEW                   0.55% of the first $25 million in Assets;
                      0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million

EII 0.65% of the first $100 million in Assets; and 0.60% of the next $100 million

ING CRES 0.65% of the first $50 million in Assets; 0.55% of the next $50 million in Assets; and 0.45% of Assets over $100 million

RSMC 0.35% on all assets except Assets allocated to the inflation-protected debt securities ("TIPS") strategy or the Enhanced Cash Strategy*; and

                      For Assets allocated to the TIPS strategy: 0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37% of Assets over $50 million;

                      For assets allocated to the Enhanced Cash strategy:
                      0.43% of Assets allocated to the Enhanced
                      Cash Strategy

For their sub-advisory services, the sub-advisers of the Real Asset Fund received the following fees, net of any waivers or reimbursements:

                                                   FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
SUB-ADVISER                                          JUNE 30, 2006           JUNE 30, 2007           JUNE 30, 2008
----------------------------------------------    --------------------    --------------------    --------------------
AEW                                                      $ 123,985              $ 234,444               $300,313
EII*                                                           N/A                    N/A               $ 48,112
ING CRES*                                                      N/A                    N/A               $ 53,558
Real Estate Management Services Group, LLC               $ 112,215              $ 225,398               $155,670
("REMS") *
Standish Mellon**                                        $   3,429              $  59,870               $ 45,378

* EII and ING CRES were added as sub-advisers and REMS was terminated as a sub-adviser to the Real Asset Fund as of April 29, 2008.
** Standish Mellon was terminated as of February 1, 2008. RSMC began directly managing the portions of the Real Asset Fund allocated to the TIPS strategy and to the enhanced cash strategy as of February 1, 2008.

SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each, a "Participating Sub-Adviser") has entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

AGGREGATE ADVISORY AND SUB-ADVISORY FEES. For services performed under the Investment Advisory Agreement and the Sub-Advisory Agreements during the last three fiscal years, the Funds, directly or indirectly, incurred advisory fees, net of any fee waivers or reimbursements, as set forth below:

                            FISCAL YEAR ENDED        FISCAL YEAR ENDED         FOR THE YEAR ENDED
FUND                          JUNE 30, 2006            JUNE 30, 2007              JUNE 30, 2008
-----------------------   ----------------------    ---------------------    ------------------------

Large-Cap Fund                $  641,926              $1,157,863                  $1,602,371
Small-Cap Fund                $  398,956              $  235,545                  $   59,630
International Fund            $5,289,829              $8,036,694                  $9,430,295
Real Asset Fund               $  536,791              $2,083,539                  $2,988,310

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global") (formerly, PFPC Inc.) performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

For its services under the Administration agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets' and 0.0080% of the Trust's total aggregate net assets in the excess of $6 billion.

Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global") (formerly, PFPC Inc.) performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides.

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2007, and 2008, RSMC received the following fees paid by the Funds during the period indicated:

                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2006            JUNE 30, 2007            JUNE 30, 2008
----------------------    ---------------------    ---------------------    --------------------
Large-Cap Fund                   $  3,295                $  28,427                 $36,158
Small-Cap Fund                   $  1,496                $   7,002                  $5,122
International Fund               $ 21,585                $ 147,523                $155,601
Real Asset Fund                  $  4,284                $  68,133                 $93,312

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2007, and 2008, each Fund paid PNC Global the following fees, after waivers, during the period indicated:

                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2006            JUNE 30, 2007            JUNE 30, 2008
----------------------    ---------------------    ---------------------    --------------------
Large-Cap Fund                 $ 103,480                $ 132,728                $213,192
Small-Cap Fund                 $  79,995                $  66,210                $121,864
International Fund             $ 546,888                $ 614,629                $838,780
Real Asset Fund                $  76,673                $ 245,738                $374,235

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual Federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust and, with respect to the International Fund as the Custodian. Citibank, N.A., 399, Park Avenue, New York, NY 10043, serves as the Trust's foreign custody manager.

TRANSFER AGENT. PNC Global Investment Servicing (U.S) Inc. ("PNC Global") (formerly, PFPC Inc.), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

               DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Trust's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Trust, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Trust or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares' Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares' Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis average net assets of each Fund's A Shares to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.

For the fiscal years ended June 30, 2006, 2007 and 2008, the A Shares of each of the Funds incurred Rule 12b-1 Distribution fees in respect of broker-dealer compensation as follows:

                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2006            JUNE 30, 2007            JUNE 30, 2008
----------------------    ---------------------    ---------------------    --------------------
Large-Cap Fund                $ 14                        $  28                    $   57
Small-Cap Fund                $ 16                        $  29                    $   27
International Fund            $ 20                        $ 185                    $  333
Real Asset Fund               $ 14                        $ 125                    $8,669

Under the A Shares' Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectus under "Purchase of Shares - Front End Sales Charge."

                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

    (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2008;

    (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

    (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2008; and

    (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2008.
                                       41

ALL FUNDS

WILMINGTON TRUST INVESTMENT MANAGEMENT LLC, SUB-ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
R. SAMUEL FRAUNDORF
     Registered Investment Companies:            16             2,268              0                0
     Other Pooled Investment Vehicles:           12             3,616              0                0
     Other Accounts:                              0                 0              0                0

GEORGE CHEN
     Registered Investment Companies:             8             2,124              0                0
     Other Pooled Investment Vehicles:           12             3,616              0                0
     Other Accounts:                              0                 0              0                0

AMANDA M. COGAR
     Registered Investment Companies:             8             2,124              0                0
     Other Pooled Investment Vehicles:           12             3,616              0                0
     Other Accounts:                              0                 0              0                0

JONATHAN GLIDDEN
     Registered Investment Companies:             8             2,124              0                0
     Other Pooled Investment Vehicles:           12             3,616              0                0
     Other Accounts:                              0                 0              0                0

REX P. MACEY
     Registered Investment Companies:            12             214.9              0                0
     Other Pooled Investment Vehicles:            6             355.3              0                0
     Other Accounts:                             499            299.3              0                0

ANDREW H. HOPKINS*
     Registered Investment Companies:            12             214.9              0                0
     Other Pooled Investment Vehicles:            6             355.3              0                0
     Other Accounts:                             499            299.3              0                0

RAFAEL E. TAMARGO*
     Registered Investment Companies:            12             214.9              0                0
     Other Pooled Investment Vehicles:            6             355.3              0                0
     Other Accounts:                             499            299.3              0                0

EDWARD S. FORRESTER*
     Registered Investment Companies:            12             214.9              0                0
     Other Pooled Investment Vehicles:            5             296.6              0                0
     Other Accounts:                             240            178.1              0                0

ALLEN CHOINSKI*
     Registered Investment Companies:            12             214.9              0                0
     Other Pooled Investment Vehicles:            5             296.6              0                0
     Other Accounts:                             240            178.1              0                0

------------
*    Portfolio Manager for the Large-Cap Fund and Small-Cap Fund

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

COMPENSATION (AS OF JUNE 30, 2008). Each portfolio manager is paid a salary based on his or her job position and an annual bonus that includes four measures: Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Chen and Ms. Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum bonus is 75%. For members of the Investment Strategy Team (Mr. Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington including the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington retirement plans.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

LARGE-CAP FUND

ARMSTRONG SHAW ASSOCIATES INC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
JEFFREY SHAW
     Registered Investment                     3                1,821               1             1,712
     Companies:
     Other Pooled Investment                   2                  192               0                 0
     Vehicles:
     Other Accounts:                          93                2,526               1               4.3

MATERIAL CONFLICTS OF INTEREST. It is possible that from time to time potential conflicts of interest may arise between the portfolio manager's management of the investments in Wilmington Multi-Manager Large- Cap Fund, on the one hand, and the management of other accounts, on the other. Armstrong Shaw Associates Inc. does not believe any of these potential conflicts of interest pose significant risk to the Wilmington Multi-Manager Large-Cap Fund. Armstrong Shaw believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Armstrong Shaw, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Armstrong Shaw has not identified in the summary below.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of Wilmington Multi-Manager Large-Cap Fund. Because of the portfolio manager's positions with Wilmington Multi-Manager Large-Cap Fund, the portfolio manager knows the size, timing and possible market impact of the Wilmington Multi- Manager Large-Cap Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of Wilmington Multi-Manager Large-Cap Fund. Armstrong Shaw has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

The portfolio manager may serve as advisor to certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong Shaw believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong Shaw often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong Shaw has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

COMPENSATION (AS OF JUNE 30, 2008). Compensation at ASA is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Mr. Shaw did not beneficially own any shares of the Funds as of June 30, 2008.

FIRST QUADRANT LP

                 OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
CHRISTOPHER G. LUCK, JIA YE,
AND NELSON WICAS
     Registered Investment                      3             $   172               0                 0
     Companies:
     Other Pooled Investment                    1             $   202               0                 0
     Vehicles:
     Other Accounts:                           44             $ 6,527               5              $1,907
R. MAX DARNELL
     Registered Investment                      6             $   463               0                $0
     Companies:
     Other Pooled Investment                   12             $ 2,837               8               $2,362
     Vehicles:
     Other Accounts:                           68             $22,228               15              $6,967

MATERIAL CONFLICTS OF INTEREST. First Quadrant does not foresee any potential material conflict of interest in connection with its portfolio managers' management of the Fund's investments and the investments of other accounts managed.

COMPENSATION (AS OF JUNE 30, 2008). The portfolio managers receive a base salary as determined by First Quadrant's Executive Committee based upon their individual job responsibilities and performance. They are eligible for annual bonuses based in part upon the financial success of the firm and their contributions to that success as evaluated by the Executive Committee. In addition, they receive an annual contribution from the firm's 401(k) and Profit Sharing Plan.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Neither Mr. Luck, Ms. Ye, Mr. Wicas nor Mr. Darnell beneficially owned any shares of the Funds as of June 30, 2008.

MONTAG & CALDWELL, INC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
RONALD E. CANAKARIS
     Registered Investment                       4              $2,102              0                0
     Companies:
     Other Pooled Investment                     0                 0                0                0
     Vehicles:
     Other Accounts:                             7              $1,259              0                0
HELEN M. DONAHUE
     Registered Investment                       1                $3                0                0
     Companies:
     Other Pooled Investment                     0                 0                0                0
     Vehicles:
     Other Accounts:                            219              $392               0                0
GROVER C. MAXWELL III
     Registered Investment                       0                 0                0                0
     Companies:
     Other Pooled Investment                     0                 0                0                0
     Vehicles:
     Other Accounts:                            24               $513               0                0

MATERIAL CONFLICTS OF INTEREST. Since all of M&C large cap growth portfolios, including that managed for the Trust, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from M&C's handling of multiple large-cap growth accounts. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

COMPENSATION (AS OF JUNE 30, 2008). Compensation, which includes salary and bonus, is determined by the firm's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of M&C as a firm.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2008.

ROBECO INVESTMENT MANAGEMENT, INC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
EASTON RAGSDALE*                                54                2,575             0                0
     Registered Investment                       2                   31             0                0
     Companies:
     Other Pooled Investment                     6                1,072             0                0
     Vehicles:
     Other Accounts:                            46                1,472             0                0

PETER ALBANESE*                                 54                2,575             0                0
     Registered Investment                       2                   31             0                0
     Companies:
     Other Pooled Investment                     6                1,072             0                0
     Vehicles:
     Other Accounts:                            46                1,472             0                0
LEO FOCHTMAN, JR.*                              54                2,575             0                0
     Registered Investment                       2                   31             0                0
     Companies:
     Other Pooled Investment                     6                1,072             0                0
     Vehicles:
     Other Accounts:                            46                1,472             0                0
J. MICHAEL MCCUNE*                              54                2,575             0                0
     Registered Investment                       2                   31             0                0
     Companies:
     Other Pooled Investment                     6                1,072             0                0
     Vehicles:
     Other Accounts:                            46                1,472             0                0

*   Please note: all assets and accounts are managed on a team basis.

MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include, but not be limited to, proprietary accounts, separately managed institutional and high net worth accounts, and pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the Portfolio Managers management of other accounts may give rise to the following potential conflicts of interest, Robeco does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Robeco believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the Portfolio Managers day-to-day management of the Fund. Because of their positions with the Fund, the Portfolio Managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Robeco has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the Portfolio Managers management of the Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which conflict of interest may be exacerbated to the extent that Robeco or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is Robeco's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, has fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

COMPENSATION (AS OF JUNE 30, 2008). The Large-Cap Fund pays Robeco a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement among RSMC, Robeco and WT Mutual Fund, on behalf of the Large-Cap Fund. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. All Robeco portfolio managers receive a compensation package comprised of an industry competitive base salary and a discretionary bonus. Through Robeco's bonus program, Portfolio Managers are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:
     1. Individual Contribution: a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;
     2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return and the level of risk, or tracking error, of the product;
     3. Investment Team Performance: the financial results of the investment group; and
     4. Firm-wide Performance: the overall financial performance of Robeco Investment Management

Robeco offers a profit participation plan that is centered on our investment professionals and enables them to participate in the firm's financial performance. The incentive plan provides for the issuance of restricted shares and options that represent 20% of Robeco's equity. The restricted shares and options vest over three to five years and are perpetual; when shares are redeemed, new shares will be issued. This feature ties our investment professionals' incentives to multi-period time frames.

OWNERSHIP OF SECURITIES. As of the end of the Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Fund.

SMALL-CAP FUND

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
KEN BURGESS
     Registered Investment                       1               4.7                0                0
     Companies:
     Other Pooled Investment                     1              11.5                0                0
     Vehicles:
     Other Accounts:                           749             828.7                0                0

MATERIAL CONFLICTS OF INTEREST. Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are reasonably designed to prevent such conflicts and protect the interest of its clients.

Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To mitigate such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with periodic testing and reviews, adequately protects the interests of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and the other accounts listed above.

COMPENSATION (AS OF JUNE 30, 2008). Ken Burgess is a partner of the firm and Portfolio manager for the strategy. Employee-owners' compensation consists of a combination of a fixed base salary, a share of Systematic's revenue based on each Partner's respective individual ownership positions in Systematic, and a share of the Firm's profits. Total compensation is influenced by Systematic's overall profitability, and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Fund Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Mr. Burgess is provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Mr. Burgess did not beneficially own any shares of the Funds as of June 30, 2008.

TAMRO Capital Partners LLC ("TAMRO")

          Other Accounts Managed (As of June 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
PHILIP D. TASHO
     Registered Investment                      3               531.5               0                0
     Companies:
     Other Pooled Investment                    2                18.5               0                0
     Vehicles:
     Other Accounts:                          157               196.9               0                0

MATERIAL CONFLICTS OF INTEREST. Concerning the sub-advisory services provided to the Funds, TAMRO does not believe that any potential conflicts of interest are actual material conflicts. TAMRO has designed policies and procedures that are designated to manage potential conflicts in a way that minimizes or eliminates actual conflicts of interest.

COMPENSATION (AS OF JUNE 30, 2008). Compensation for TAMRO's investment professionals is comprised of 3 components; salary, bonuses and K1 income through equity participation. The firm endeavors to provide a base salary that is at or above the industry median for the respective position in the firm. Bonuses typically range from 25-75% of base salary. For the portfolio manager and equity analysts the bonus is tied to investment performance, weighted 25% for current-year performance and 75% for 3-year performance. The portfolio manager is evaluated on total portfolio performance relative to the appropriate pier group. The analysts are evaluated on the performance of their assigned sectors relative to the same sectors of the portfolio benchmark. All officers of the firm and investment professionals, who have been with the firm at least one year, are equity owners. It is expected that as the firm grows its assets under management, salary as a percentage of total income will diminish as distributions from equity participation grow. TAMRO believes both the level and the structure of compensation compares favorably to firms of like size and that it is adequate to attract and retain high caliber personnel.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2008.

INTERNATIONAL FUND

ACADIAN ASSET MANAGEMENT LLC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
MATTHEW J. COHEN
     Registered Investment                      11               5,995               3              3,373
     Companies:
     Other Pooled Investment                    58              13,103               8              1,466
     Vehicles:
     Other Accounts:                           200              57,969              36             16,214

TERENCE C. BURNHAM
     Registered Investment                      11               5,995               3              3,373
     Companies:
     Other Pooled Investment                    58              13,103               8              1,466
     Vehicles:
     Other Accounts:                           200              57,969              36             16,214

*Please note that investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all core equity products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

MATERIAL CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

COMPENSATION (AS OF JUNE 30, 2008). Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership (KELP). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian's financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian's bonus pool is funded via a profit-sharing arrangement with Old Mutual. The profit-sharing is solely a function of Acadian's financial results; the results of the larger Old Mutual group do not impact this calculation.


OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Neither Mr. Cohen nor Mr. Burnham beneficially owned any shares of the Funds as of June 30, 2008.

ARTIO GLOBAL MANAGEMENT LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
RUDOLPH RIAD YOUNES
     Registered Investment                      10              36,762              0                 0
     Companies:
     Other Pooled Investment                    12              10,892              0                 0
     Vehicles:
     Other Accounts:                            88              18,673              4             1,747

RICHARD C. PELL
     Registered Investment                      10              37,939              0                 0
     Companies:
     Other Pooled Investment                    12              10,824              0                 0
     Vehicles:
     Other Accounts:                             8              18,230              4             1,747

MATERIAL CONFLICTS OF INTEREST. As Messrs. Younes and Pell share in the profits of Artio Global, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where Artio Global might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which Artio Global receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts, Artio Global's investment decision-making and trade allocation policies and procedures are designed to ensure that none of Artio Global's clients are disadvantaged in Artio Global's management of accounts. Additionally, Artio Global's internal controls are tested as part of the firm's Compliance Monitoring Program.

COMPENSATION (AS OF JUNE 30, 2008). Compensation consists of Salary (Fixed Compensation), Profit sharing (Fixed Compensation), Bonus (Performance), Deferred Compensation (Fixed Compensation), Employee Stock Purchase Plan (Tenure), Pension/401K Plan (Tenure), Retirement Plan (Tenure).

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Neither Mr. Younes nor Mr. Pell beneficially owned any shares of the Funds as of June 30, 2008.

DIMENSIONAL FUND ADVISORS, LP

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
KAREN UMLAND
     Registered Investment Companies:            35            $46,602             0            $    0
     Other Pooled Investment Vehicles:            5            $   912             0            $    0
     Other Accounts:                             17            $ 4,270             0            $    0

MATERIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other account(s). Other accounts include registered mutual funds (other than the International Funds), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, "Accounts"). An Account may have similar investment objectives to a fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

     o TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the International Fund.

     o INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may suitable for more than one Account, an Account (such as the International Fund) may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.

     o BROKER SELECTION. With respect to securities transactions for the International Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for various Accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Fund or other Account(s).

     o PERFORMANCE-BASED FEES. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

     o INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION (As of June 30, 2008). Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of the portfolio managers is not directly based upon the performance of the International Fund or other Accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

     o Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.
     o Semi Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegatees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Ms. Umland did not beneficially own any shares of the Funds as of June 30, 2008.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
ROBERT JONES
     Registered Investment                      74               28.8                0                 0
     Companies:
     Other Pooled Investment                    73               19.4               35               8.2
     Vehicles:
     Other Accounts:                           778               80.2               91              40.4

MELISSA BROWN
     Registered Investment                      74               28.8                0                 0
     Companies:
     Other Pooled Investment                    73               19.4               35               8.2
     Vehicles:
     Other Accounts:                           778               80.2               91              40.4

LEN IOFFE
     Registered Investment                      74               28.8                0                 0
     Companies:
     Other Pooled Investment                    73               19.4               35               8.2
     Vehicles:
     Other Accounts:                           778               80.2               91              40.4

MATERIAL CONFLICTS OF INTEREST. GSAM's portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM's portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION (AS OF JUNE 30, 2008). The Global Quantitative Equity Team's (the "GQE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of GQE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the GQE Team's pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the GQE Team performed consistently with objectives and client commitments; (2) whether the GQE Team achieved top tier rankings and ratings; and (3) whether the GQE Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The GQE Team's decision may also be influenced by the following: the performance of GSAM and anticipated compensation levels among competitive firms.

OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2008. Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

PARAMETRIC PORTFOLIO ASSOCIATES, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
THOMAS SETO
     Registered Investment Companies:              14           5,694              0                0
     Other Pooled Investment Vehicles:              0               0              0                0
     Other Accounts:                           16,862          23,453              0                0

DAVID M. STEIN, PH.D.
     Registered Investment Companies:              14           5,694              0                0
     Other Pooled Investment Vehicles:              0               0              0                0
     Other Accounts:                           16,862          23,453              0                0

MATERIAL CONFLICTS OF INTEREST. The portfolio manager, acting according to each Fund's investment mandate, quantitatively constructs the portfolios to match either a third-party index or, in the case of the International Fund, a rules-based structured model portfolio. Thus, there is little risk of the portfolio manager acting against a Fund's interests.

COMPENSATION (AS OF JUNE 30, 2008). Compensation Structure. Compensation of PPA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s (PPA's parent company) nonvoting common stock.

PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of PPA investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

METHOD TO DETERMINE COMPENSATION. PPA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of PPA profits. While the salaries of PPA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Messrs. Seto and Stein did not beneficially own any shares of the Funds as of June 30, 2008.

PRINCIPAL GLOBAL INVESTORS, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
MICHAEL L. REYNAL
     Registered Investment Companies:             5             1,919              0                0
     Other Pooled Investment Vehicles:            4             1,507              0                0
     Other Accounts:                              9               941              0                0

MATERIAL CONFLICTS OF INTEREST. PGI is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this account or other accounts.

COMPENSATION (AS OF JUNE 30, 2008). Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. Total cash compensation is targeted to be consistent with the national averages. On average, 80% of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one-year, two-year, and three-year periods consistent with appropriate risk management standards. The remaining 20% of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Mr Reynal did not beneficially own any shares of the Funds as of June 30, 2008.

REAL ASSET FUND

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
CLAYTON M. ALBRIGHT, III
     Registered Investment
     Companies:                                   3             533.4                0                0
     Other Pooled Investment
     Vehicles:                                    1              60.5                0                0
     Other Accounts:                             90             727.4                0                0
DOMINICK J. D'ERAMO
     Registered Investment
     Companies:                                   3             533.4                0                0
     Other Pooled Investment
     Vehicles:                                    1              60.5                0                0
     Other Accounts:                            100             2,000                0                0
JOSEPH M. FAHEY, JR.
     Registered Investment
     Companies:                                   4             6,211.4              0                0
     Other Pooled Investment
     Vehicles:                                    3               370.7              0                0
     Other Accounts:                              3                90.5              0                0

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

RSMC does not receive a performance fee for its management of the Funds. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.

COMPENSATION (AS OF JUNE 30, 2008). RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive based on pre-tax performance as a part of his/her overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1, 2, 3, 4 and 5 year periods.

Ownership of Securities (As of June 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

AEW MANAGEMENT AND ADVISORS, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
MATTHEW A. TROXELL
     Registered Investment                       7              1,350               0                 0
     Companies:
     Other Pooled Investment                     3              1,220               0                 0
     Vehicles:
     Other Accounts:                            43              5,010               8             1,160

MATERIAL CONFLICTS OF INTEREST. AEW is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this account and other accounts.

COMPENSATION (AS OF JUNE 30, 2008). Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals, including portfolio manager Matthew A. Troxell, share in a portion of incentive fees earned on specific accounts within AEW's Real Estate Securities business unit. As a Managing Director of the firm, Mr. Troxell is also eligible to participate in AEW's Equity Sharing Program, which gives Managing Directors and Directors of the firm economic interests in a portion of the firm's profits, and a long-term contribution plan. Awards made under the program have long-term vesting provisions that are designed to retain and motivate those most critical to the performance of our clients' portfolios.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). Mr. Troxell did not beneficially own any shares of the Funds as of June 30, 2008.

EII REALTY SECURITIES, INC. ("EII")


                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
PETER NIEUWLAND
     Registered Investment                       3               $872                0                  0
     Companies:
     Other Pooled Investment                     1                 72                0                  0
     Vehicles:
     Other Accounts:                            44              1,762                3               $169
ALFRED C. OTERO
     Registered Investment                       3               $872                0                  0
     Companies:
     Other Pooled Investment                     1                 72                0                  0
     Vehicles:
     Other Accounts:                            44              1,762                3               $169
JAMES E. REHLAENDER
     Registered Investment                       3               $872                0                  0
     Companies:
     Other Pooled Investment                     1                 72                0                  0
     Vehicles:
     Other Accounts:                            44              1,762                3               $169
SUANG ENG TSAN
     Registered Investment                       3               $872                0                  0
     Companies:
     Other Pooled Investment                     1                 72                0                  0
     Vehicles:
     Other Accounts:                            44              1,762                3               $169

MATERIAL CONFLICTS OF INTEREST. EII is not aware of any potential conflicts of interest. EII manages all Global real estate securities client portfolios in a similar manner, unless client guidelines dictate otherwise.

COMPENSATION (AS OF JUNE 30, 2008). EII investment professionals are paid above market base salaries, a year-end cash bonus and are eligible for profit sharing participation. Equity in EII is made available to key professionals. For senior members of the investment team, including portfolio managers, bonuses can be multiples of base salary. Incentives are determined based on portfolio performance, firm profitability and individual contribution. Analysts are recognized and compensated for their stock recommendations throughout the year. Portfolio managers also derive a major portion of their compensation based on relative performance objectives. EII is focused on ensuring compensation is adequate to attract and retain high caliber personnel and recently enlisted the services of a compensation consultant to ensure its assessment of the current market was accurate. EII also believes qualitative aspects, such as collegial and inspiring work environment, are vital to retaining and motivating high caliber personnel.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

ING CLARION REAL ESTATE SECURITIES, LP ("ING CRES")

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                           ------------      -----------     ------------     --------------
T. RITSON FERGUSON
     Registered Investment                      24              13,854.5            1               194.3
     Companies:
     Other Pooled Investment                    16                 977.8           12               644.7
     Vehicles:
     Other Accounts:                            64               2,317.1            3             1,124.8
STEVEN D. BURTON
     Registered Investment                      21              13,024.8            1               194.3
     Companies:
     Other Pooled Investment                     3                 129.6            0                 0
     Vehicles:
     Other Accounts:                            45               1,769.8            1               257.8
JOSEPH P. SMITH
     Registered Investment                      20              13,230.7            1               194.3
     Companies:
     Other Pooled Investment                    16                 977.8           12               644.7
     Vehicles:
     Other Accounts:                            59               2,250.7            3               285.7

MATERIAL CONFLICTS OF INTEREST. ING CRES regularly reviews its operations in order to identify potential conflicts of interest that must be addressed through its compliance program and/or disclosed to clients. ING CRES manages other accounts that pay them a higher fee (expressed as a percent of assets under management), as well as accounts that pay a performance fee. ING CRES has adopted compliance policies and procedures, including those relating to trade aggregation and allocation, which they believe minimize the impact of divergent fee structures. ING CRES engages in short selling for certain accounts. ING CRES has adopted compliance procedures governing this activity that they believe minimize any impact of such trades on other accounts.

COMPENSATION (AS OF JUNE 30, 2008). There are three pieces of compensation for portfolio managers - base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers' objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund. With respect to the Fund, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Compensation is not based on the level of Fund assets.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by the Funds, directly or indirectly, for the last three fiscal years ended June 30 are as follows:


                                         FISCAL YEAR                 FISCAL YEAR                   FISCAL YEAR
                                            ENDED                       ENDED                         ENDED
FUND                                    JUNE 30, 2006               JUNE 30, 2007                 JUNE 30, 2008
-------------------------------     ----------------------     -------------------------     -------------------------
Large-Cap Fund                           $  127,919                 $   311,371                  $  449,892
Small-Cap Fund                           $  132,110                 $   126,605                  $  107,546
International Fund                       $1,139,200                 $ 1,181,776                  $2,218,254
Real Asset Fund                          $   94,682                 $   206,261                  $  526,052


AFFILIATED BROKERAGE. When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008, the Funds paid brokerage commissions to Wilmington Brokerage Services Co., an affiliate of RSMC, as follows:

                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID TO
                                       AFFILIATES DURING FISCAL YEAR ENDED JUNE 30
FUND                                 2006                 2007                  2008
----------------------           --------------------------------------------------
Large-Cap Fund                    $ 123,433            $ 302,666              $363,146
Small-Cap Fund                    $ 110,852            $  94,933              $ 82,258
International Fund                $  17,838            $  39,676              $ 51,932
Real Asset Fund                   $  62,500            $ 114,745              $182,052

For the fiscal year ended June 30, 2008 the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:

                                                 PERCENTAGE OF
                           PERCENTAGE OF          TRANSACTIONS
                            COMMISSIONS         EFFECTED THROUGH
FUND                        PAID TO WBSC              WBSC
----------------------    -----------------    -------------------
Large-Cap Fund                  81%                   46%
Small-Cap Fund                  77%                   42%
International Fund               2%                    4%
Real Asset Fund                 35%                    6%


BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing equipment used to communicate research information and providing specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to Wilmington Brokerage Services Company (WBSC), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Trust's Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2008, the investment adviser or sub-adviser of each of the following Funds directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                         INVESTMENT                                         AMOUNT OF
                          ADVISER/                                        TRANSACTIONS            COMMISSIONS
FUND                     SUB-ADVISER               BROKER                   DIRECTED                  PAID
--------------------    --------------    --------------------------    ------------------    ---------------------

LARGE-CAP FUND             Robeco               Goldman Sachs                $  1,660,783                 $  730
                           Robeco                 Jefferies                       992,705                    565

SMALL-CAP FUND               SFM                 Bank of NY                        23,271                     32
                             SFM              Interstate Group                      4,193                      8
                             SFM                  ITG, Inc.                        74,691                     88
                             SFM                  LaBranche                       158,574                    185
                             SFM                  Liquidnet                        99,650                    123
                             SFM             Rochdale Securities                   68,374                     84

INTERNATIONAL                DFA                  Instinet                     19,133,613                  1,232
FUND                        JBIM                Merrill Lynch                  26,958,556                  6,322
                            BCAM                Merrill Lynch                     623,205                    935
                             PGI                 Bank of NY                       387,186                    288
                             PGI                  Citigroup                     2,059,250                  4,531
                             PGI                Credit Suisse                   1,608,623                  3,841
                             PGI                Goldman Sachs                   5,022,811                 11,719
                             PGI                  Instinet                      2,454,878                  1,198
                             PGI                  ITG, Inc.                       220,901                     42
                             PGI                   Lehman                       1,883,638                  4,585
                             PGI                Merrill Lynch                   4,327,733                  9,622
                             PGI                 Westminster                      523,270                  1,517

REAL ASSET FUND              EII                   G-Fort                         432,321                    647
                             EII                Merrill Lynch                     668,045                  1,333
                          ING Clarion             Jefferies                       117,185                    153
                          ING Clarion          UBS Securities                     510,180                    654
                             REMS           Capital Institutional               2,952,559                  1,908
                                                  Services

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value ("NAV") of A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi annually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PNC Global, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PNC Global are open for business.

In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, trading of European or Far Eastern securities generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time their price is determined and the time the International Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from each Fund's net investment income are ordinarily declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Each Fund's dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by an amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see "Taxation of the Funds" below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

                              TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN THE FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER OF SUCH FUND'S SHARES AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

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QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the
IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. As described in the Prospectus, the Real Asset Fund seeks to gain exposure to the commodities market through investments in commodity index-linked derivative instruments. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from commodity index-linked swaps is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 "was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income." Accordingly, the Real Asset Fund's ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. This limitation, however, will not protect the Real Asset Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. The Real Asset Fund intends to seek a private letter ruling from the IRS providing that income from certain commodity index-linked notes is qualifying income to it. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. If the Real Asset Fund requests a private letter ruling from the IRS on this issue, there is no guarantee that the IRS will reach the conclusion sought by it. Until the Real Asset Fund receives the private letter ruling, it intends to continue accounting for its investments in commodity index-linked notes in a manner it deems to be appropriate, however, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Real Asset Fund as a RIC might be jeopardized if such instruments are held in it.

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If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

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In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

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STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

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PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S.
corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the IRC's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

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REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the IRC as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders.
See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income earned by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2008, are set forth in the Funds' Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP therein. The Annual Report is incorporated herein by reference.

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

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS
MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"WD" - Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

                            LONG-TERM CREDIT RATINGS
MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
MOODY'S

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     o    "Positive" means that a rating may be raised.

     o    "Negative" means that a rating may be lowered.

     o    "Stable" means that a rating is not likely to change.

     o    "Developing" means a rating may be raised or lowered.

FITCH

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS
MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES
                         SPECIFIC TO THE WT MUTUAL FUND

         I.       INTRODUCTION

         Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

         These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

         The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         II.      PROXY VOTING DELEGATION

         A.       From the Trust to RSMC and affiliated Investment Advisers:

         1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

         2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

         B.       From RSMC to Wilmington Trust Company:

         1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

         C.       From RSMC to Sub-Advisers for the Multi-Manager International
                  Fund:

         1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

         2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

         III.     PROXY VOTING POLICIES AND PROCEDURES

         A.       General Policy Statement:

         1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

         2. As new issues arise and trends develop, voting practices will be modified accordingly.

         3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

         4.       An independent proxy service, Institutional Shareholder
Services

                  ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

         5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

         B.       Additions to and Deviations from Proxy Voting Guidelines:

                  1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

                  2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

         C.       Conflicts of Interest:

                  1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

                  2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

                  3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.


                  4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

         D.       Written Analysis:

                  1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or

                  (ii) the resolution of conflict of interest on a particular vote.

                  2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

         IV.      PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

                  A. RSMC will generally vote with an issuer's management by voting:

                  1.       For election of directors;

                  2.       For appointment of auditors;

                  3.       For uncontested mergers;

                  4.       For proposals to establish a staggered board;

                  5. For proposals to require that directors can be removed only for cause;

                  6.       For proposals to increase authorized shares;

                  7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

                  8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

                  9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

                 10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

                 11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

                 12. As management recommends on proposals to eliminate or establish preemptive rights;

                 13. As management recommends on proposals to eliminate or establish cumulative voting;

                 14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

                 15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

                 16. Against shareholder proposals to require confidential voting;

                 17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

                 18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

                 19. Against shareholder proposals to limit "golden parachutes;"

                 20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

                 21.       Against shareholder proposals to index options;

                 22.       Against shareholder proposals to expense options; and

                 23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940;

                 24. For proposals to allow mutual funds to put into effect new or amended sub-advisory agreements without shareholder approval being required; and

                 25. As management recommends on proposals regarding whether to use majority vote or the plurality system for the election of directors.

         B. RSMC will generally vote against an issuer's management by voting:

         1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

         2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

         3. For shareholder proposals to exclude abstentions when tabulating votes;

         4. Against proposals to establish a new class of common stock with magnified voting power;

         5. Against proposals to eliminate shareholder action by written consent;

         6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

         7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

         8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

         9.       Against proposals to re-price options;

         10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

         11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

         12.      With respect to mutual funds,

                  a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

         V.       PROXY VOTING RECORD-KEEPING

                  A. RSMC's Record-keeping Responsibilities under the Advisers Act:

                  In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

         1. Copies of all proxy voting policies, procedures, and voting guidelines;

         2. Copies of each proxy voting statement received regarding client securities;

         3.       Records of each vote cast;

         4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

         5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

         6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

                  B. RSMC's Record-keeping Responsibilities under the Investment Company Act:

         1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

--------------------------------------------------------------------------------
                    NAME OF THE ISSUER OF THE FUND SECURITY
--------------------------------------------------------------------------------
                  EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
                           (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                       CUSIP NUMBER FOR THE FUND SECURITY
                           (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                            SHAREHOLDER MEETING DATE
--------------------------------------------------------------------------------
                    BRIEF SUMMARY OF EACH MATTER VOTED UPON
--------------------------------------------------------------------------------
                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER
--------------------------------------------------------------------------------
               WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
--------------------------------------------------------------------------------
              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                 OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
                      WHETHER RSMC VOTED THE FUND'S SHARES
                    WITH OR AGAINST THE ISSUER'S MANAGEMENT
--------------------------------------------------------------------------------


         2. RSMC will also support and coordinate all reporting and disclosure requirements.

         3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

         VI.      DISCLOSURE REQUIREMENTS

         A.       Disclosure of Proxy Voting Policies, Procedures, and Records:

         1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

         2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

         3. RSMC shall also inform clients how to obtain information on how their securities were voted.

         Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006, June 2006, and October 2006.

                                                                      APPENDIX D


                          ACADIAN ASSET MANAGEMENT LLC
                               PROXY VOTING POLICY
                              (AS OF JANUARY 2008)


Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Risk Metrics (formerly ISS) to research and vote its proxies. Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on Risk Metrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to Risk Metrics to implement when voting proxies involving that client's portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, beginning May 1, 2007, Acadian will instruct Risk Metrics to cease voting proxies in so-called "share blocking" markets. Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.

Shareholders who do not vote are not subject to the blocking procedure. As of March 2007, the markets identified as share blocking are as follows: Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.

Acadian also reserves the right to override Risk Metrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the Risk Metrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the Risk Metrics recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and Risk Metrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by Risk Metrics. The policies have been developed based on Risk Metrics independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients. Risk Metrics proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

     o    Election of Directors (uncontested)

     o    Approval of Independent Auditors

     o    Executive Compensation Plans

     o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

     o    Reorganizations/Restructurings

     o    Amendments to the Articles of Association

     o Non-Executive Director Compensation Proposals (cash and share based components)

     o    Increasing Borrowing Powers

     o    Debt Issuance Requests

VOTING PROCESS

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with Risk Metrics including ensuring proxies Acadian is responsible to vote are forwarded to Risk Metrics, overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Risk Metrics is notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ Risk Metrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                                                                      APPENDIX E



                             ARTIO GLOBAL INVESTORS
            (Formerly known as Julius Baer Investment Management LLC)
                             PROXY VOTING PROCEDURES
                                    JUNE 2008

         A. General

         It is the policy of Artio to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom Artio Global provides discretionary investment management services and has authority to vote their proxies.

         Artio may vote proxies as part of its authority to manage, acquire and dispose of account assets. Artio will not vote proxies if the advisory agreement does not provide for Artio to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.


 When voting proxies for client accounts, Artio's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, Artio will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

         B. Proxy Oversight Committee




 In order to properly monitor the proxy voting process, a Proxy Oversight Committee ("Committee") shall meet periodically to evaluate the effectiveness of Artio's proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of Artio consisting of executive, compliance, legal, and operations.

         C. Procedures


     Artio Operations Department ("OPS") is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of Artio is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as "proxy voting" by including it in the proxy voting group on Charles River.

     To assist Artio in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, ArtioM has retained the proxy voting and recording services of Institutional Shareholder Services ("ISS"). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Artio intends to vote in accordance with ISS's recommendations to address, among other things, any material conflicts of interests between clients and the interests of Artio or its affiliates. Artio has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. The ISS predetermined guidelines are listed as Appendix B.

     In order to ensure that ISS performs its delegated duties, OPS will provide the client's custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. Northern Trust will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

D. Conflicts of Interest

 Artio is sensitive of conflicts of interest that may arise in the proxy decision-making process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of ISS votes only in the Clients' best interests. The Proxy Voting Committee exists to provide an additional level of independence to ensure overrides are properly exercised.

     Artio has identified the following potential conflicts of interest:

         (i) A principal of Artio or any person involved in the proxy decision- making process currently serves on the company's Board or is an executive officer of the company.

         (ii) An immediate family member of a principal of Artio or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

         (iii) The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.



         This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of Artio.

         Under such circumstances, Artio will vote in accordance with ISS' predetermined guidelines, except as described below in section E.




E. Overrides of ISS

Artio has provided implied consent to ISS to vote in accord with their recommendation and will generally do so. Artio Portfolio Management also retains the ability to override ISS votes where the Manager believes the override is in the Client's best interests.

In cases where an override is requested, the Portfolio Manager must prepare a memorandum explaining the rationale for deviating from the ISS vote and why the client's interests are better served by deviating from the ISS recommendation. The Portfolio Management memorandum is then submitted to the Proxy Committee for consideration prior to the submission of voting instructions through ISS.

Criteria to be considered by the Committee in granting or denying a request to override include:

          (a)  the size of the investment in dollars;
          (b) the size of the investment relative to the applicable Fund (in basis points);
          (c) the percent of ownership Artio Global controls in the subject company;
          (d)  the significance of the issue considered in the proxy;
          (e) the rationale for the need for an override as detailed in the memorandum from Portfolio Management;
          (f)  any actual or perceived conflicts of interest.

It is therefore well within the Proxy Committee's authority to reject a Portfolio Management request if the Committee is not satisfied that sufficient grounds are met to grant an override.

Committee minutes and all such documentation shall be maintained as part of the firm's records.

F.  Monitoring

 ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein Artio has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer ("CCO"). Artio Portfolio Management will provide the Artio CCO with a written explanation of the reason for the exception. All such records shall be maintained as part of the firm's books and records.

G. Reporting and Disclosure for Artio

 Once each year, Artio shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Julius Baer Funds website (N-PX filing). With respect to those proxies that the Proxy Committee has identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Artio shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. Artio shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Julius Baer Funds and SEC websites. Information regarding how the Julius Baer Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Julius Baer Funds and SEC website as well.

          a.   Recordkeeping


Artio shall retain records relating to the voting of proxies, including:

         1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.

         2. A copy of each proxy statement received by Artio regarding portfolio securities in Artio client accounts.

         3. A record of each vote cast by Artio on behalf of a client.

         4. A copy of each written client request for information on how Artio voted proxies on behalf of the client account, and a copy of any written response by Artio to the client account.

         5. A copy of any document prepared by Artio that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.


Artio shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by Artio maintained at ISS. Artio shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Artio.

                                   APPENDIX A
                  LIST OF MEMBERS OF PROXY OVERSIGHT COMMITTEE

                                Artio OPERATIONS
                                 CCO OF JB FUNDS
                                  CCO OF ARTIO

                                                                      APEENDIX F


                          DIMENSIONAL FUND ADVISORS LP
                              PROXY VOTING POLICIES

Dimensional Fund Advisors LP, ("Dimensional") has adopted certain Proxy Voting Policies and Procedures (the "Voting Policies") and Proxy Voting Guidelines ("Voting Guidelines") for voting proxies on behalf of clients. The Voting Guidelines have been developed by Institutional Shareholder Services, an independent third party service provider ("ISS"), except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided.

         The Investment Committee at Dimensional is generally responsible for overseeing Dimensional's proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to
(i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

         Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional's clients, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the material conflict to the client and vote the proxy in accordance with such client's direction.

         Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.

         Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client's investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional's belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client's investment and that it is in the client's best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

         With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional's decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

         Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of clients; and provides reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

                     EXHIBIT A: SUMMARY OF VOTING GUIDELINES


                                U.S. PROXY VOTING

The following is a concise summary of the Voting Guidelines for voting U.S. proxies.

1. AUDITORS

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent;

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

         o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

         o        Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

         o        The tenure of the audit firm;

         o        The length of rotation specified in the proposal;

         o        Any significant audit-related issues at the company;

         o        The number of audit committee meetings held each year;

         o        The number of financial experts serving on the committee; and

         o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality an o Competitive price.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote AGAINST or WITHHOLD from individual directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse;

         o        Sit on more than six public company boards; *

         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

         o The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

         o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

         o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

----------------
* DIMENSIONAL WILL SCREEN VOTES OTHERWISE SUBJECT TO THIS POLICY BASED ON THE QUALIFICATIONS AND CIRCUMSTANCES OF THE DIRECTORS INVOLVED.

         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

         o The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

         o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

         o        The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

         o The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

         o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

         o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

         o There is a negative correlation between the chief executive's pay and company performance;

         o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

         o The company fails to submit one-time transfers of stock options to a shareholder vote;

         o The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

         o The company has backdated options (see "Options Backdating" policy);

         o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

         o The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

         o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

                  - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

                  - serves as liaison between the chairman and the independent directors;

                  -        approves information sent to the board;

                  -        approves meeting agendas for the board;

                  - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

                  - has the authority to call meetings of the independent directors;

                  - if requested by major shareholders, ensures that he is available for consultation and direct communication;

         o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

         o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

         o        Two-thirds independent board;

         o        All independent key committees;

         o        Established governance guidelines;

         o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

         o        The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

-----------------------------
*THE INDUSTRY PEER GROUP USED FOR THIS EVALUATION IS THE AVERAGE OF THE 12 COMPANIES IN THE SAME SIX-DIGIT GICS GROUP THAT ARE CLOSEST IN REVENUE TO THE COMPANY. TO FAIL, THE COMPANY MUST UNDERPERFORM ITS INDEX AND INDUSTRY GROUP ON ALL FOUR MEASURES (ONE- AND THREE-YEAR ON INDUSTRY PEERS AND INDEX).

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account: o The ownership threshold proposed in the resolution; o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o        Management's track record; o Background to the proxy contest;

         o        Qualifications of director nominees (both slates);

         o Strategic plan of dissident slate and quality of critique against management;

         o Likelihood that the proposed goals and objectives can be achieved (both slates);

         o        Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

         o The election of fewer than 50 percent of the directors to be elected is contested in the election;

         o        One or more of the dissident's candidates is elected;

         o Shareholders are not permitted to cumulate their votes for directors; and

         o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. TAKEOVER DEFENSES
POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o        Shareholders have approved the adoption of the plan; or

         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         o        No lower than a 20 percent trigger, flip-in or flip-over;

         o        A term of no more than three years;

         o No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders
(or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

         o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

         o        STRATEGIC RATIONALE - Does the deal make sense strategically?
                  From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

         o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

         o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

         o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION
REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

         o        The reasons for reincorporating;

         o        A comparison of the governance provisions;

         o        Comparative economic benefits; and

         o        A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

         o        Rationale;

         o Good performance with respect to peers and index on a five-year total shareholder return basis;

         o        Absence of non-shareholder approved poison pill;

         o        Reasonable equity compensation burn rate;

         o        No non-shareholder approved pay plans; and

         o        Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a nonshareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

         o        The total cost of the company's equity plans is unreasonable;

         o The plan expressly permits the repricing of stock options without prior shareholder approval;

         o There is a disconnect between CEO pay and the company's performance;

         o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

         o        The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

         o Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

         o Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

         o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

         o Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

         o New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

         o        Excessive severance and/or change-in-control provisions:
                  Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

                  - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

                  - Change-in-control payouts without loss of job or substantial diminution of job duties
                           (singletriggered);

                  - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

         o Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

         o Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

         o Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o        Vesting schedule or mandatory holding/deferral period:

                  - A minimum vesting of three years for stock options or restricted stock; or

                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity:

                  - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o No retirement/benefits and perquisites provided to non-employee directors; and

         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value;

         o        Offering period is 27 months or less; and

         o The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o        Purchase price is less than 85 percent of fair market value;
                  or

         o        Offering period is greater than 27 months; or

         o The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

         o Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

         o        Length of time of options backdating;

         o        Size of restatement due to options backdating;

         o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

         o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

         o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

         o Rationale for the re-pricing--was the stock price decline beyond management's control?

         o        Is this a value-for-value exchange?

         o        Are surrendered stock options added back to the plan reserve?

         o Option vesting--does the new option vest immediately or is there a black-out period?

         o Term of the option--the term should remain the same as that of the replaced option;

         o Exercise price--should be set at fair market or a premium to market;

         o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR nonemployee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

TRANSFER PROGRAMS OF STOCK OPTIONS
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

         o Executive officers and non-employee directors are excluded from participating;

         o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

         o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

         o        Eligibility;

         o        Vesting;

         o        Bid-price;

         o        Term of options;

         o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate theamount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

         o Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

         o Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

         o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

         o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

         o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

         o What aspects of the company's annual and long-term equity incentive programs are performance-driven?

         o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

         o Can shareholders assess the correlation between pay and performance based on the current disclosure?

         o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

         o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

         o Second, assess the rigor of the company's performance-based equity program. If the bar set for the

         o performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

         o Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

         o Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

         o Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

         o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

         o        An executive may not trade in company stock outside the 10b5-1
                  Plan.

         o Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

         o        If the company has adopted a formal recoupment bonus policy;
                  or

         o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

         o The triggering mechanism should be beyond the control of management;

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES
CONSUMER LENDING
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

         o Whether the company has adequately disclosed the financial risks of the lending products in question;

         o Whether the company has been subject to violations of lending laws or serious lending controversies;

         o        Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         o        The existing level of disclosure on pricing policies;

         o        Deviation from established industry pricing norms;

         o The company's existing initiatives to provide its products to needy consumers;

         o Whether the proposal focuses on specific products or geographic regions.

PRODUCT SAFETY AND TOXIC MATERIALS
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

         o The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

         o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

         o The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

         o Current regulations in the markets in which the company operates;

         o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

         o        The current level of disclosure on this topic.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

         o The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

         o The company's level of disclosure is comparable to or better than information provided by industry peers; and

         o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

GREENHOUSE GAS EMISSIONS
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities; and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

         o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

         o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

SUSTAINABILITY REPORTING
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                                                                      APPENDIX G

                                                                    OCTOBER 2003

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM") has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.


* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity
Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.

Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

APPENDIX A

ISS STANDARD PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

__ An auditor has a financial interest in or association with the company, and is therefore not independent,
__ Fees for non-audit services are excessive, or

__ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS
A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE
A. COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

__ It is intended for financing purposes with minimal or no dilution to current shareholders
__ It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
__ Historic trading patterns
__ Rationale for the repricing
__ Value-for-value exchange
__ Option vesting
__ Term of the option
__ Exercise price
__ Participation

B. EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
__ Purchase price is at least 85 percent of fair market value;
__ Offering period is 27 months or less; and
__ Potential voting power dilution is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX H

                       PARAMETRIC PORTFOLIO ASSOCIATES LLC

INTRODUCTION

                  Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

GENERAL POLICY

                  We recognize our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

                  It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

                  Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

                  For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will

     o Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

     o Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

     o Keep records of such proxy voting available for inspection by the client or governmental agencies -- to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

     o Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

VOTING POLICY

We generally vote with management in the following cases:

     o    "Normal" elections of directors

     o    Approval of auditors/CPA

     o    Directors' liability and indemnification

     o    General updating/corrective amendments to charter

     o    Elimination of cumulative voting

     o    Elimination of preemptive rights

     o Capitalization changes which eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

     o Stock purchase plans with an exercise price of not less than 85% fair market value

     o    Stock option plans that are incentive based and are not excessive

     o    Reductions in supermajority vote requirements

     o    Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

     o Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

     o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

     o    Classified boards of directors

     o Re-incorporation into a state which has more stringent anti-takeover and related provisions

     o Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

     o    Excessive compensation or non-salary compensation related proposals

     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

                  Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

                  When voting shareholder proposals, initiatives related to the following items are generally supported:

     o    Auditors attendance at the annual meeting of shareholders

     o    Election of the board on an annual basis

     o    Equal access to proxy process

     o    Submit shareholder rights plan poison pill to vote or redeem

     o    Revise various anti-takeover related provisions

     o    Reduction or elimination of super-majority vote requirements

     o    Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

     o Requiring directors to own large amounts of stock before being eligible to be elected Restoring cumulative voting in the election of directors

     o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

     o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

PROXY COMMITTEE

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

     o    The Proxy Committee consists of the following staff:

     o    Proxy Administrator

     o    Proxy Administrator Supervisor

     o    Portfolio Management Representative

     o    Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

RECORDKEEPING

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third party vendor.

                  In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

     o    Current voting policy and procedures;

     o    All written client requests as they relate to proxy voting; and,

     o    Any material research documentation related to proxy voting.

TO OBTAIN PROXY VOTING INFORMATION

                  Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

                  Toll-free phone number: 1-800-211-6707

                  E-mail address: proxyinfo@paraport.com

                  Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

                                   APPENDIX I

                         PRINCIPAL GLOBAL INVESTORS LLC

PROXY VOTING POLICY

SUMMARY

In 2003, the SEC adopted a new rule that requires registered investment advisors that have voting authority over client securities to adopt written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of the clients. The purpose of the rule is to ensure that registered advisors satisfy their fiduciary obligations to their clients and avoid material conflicts of interest when voting proxies.

PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PGI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

POLICY

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of PGI annually performs forensic testing in addition to periodic reviews on this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

USE OF THIRD-PARTY SERVICE PROVIDERS
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PGI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest. PGI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PGI may, however, retain such responsibilities where it deems appropriate.

FIDUCIARY OBLIGATION CONSIDERATIONS
As stated above, PGI my periodically review this Policy, this may include additional criteria associated with voting proxies and evaluation of the expected benefit to its Clients when making an overall determination on reporting of errors, and how or whether to vote the proxy. PGI may refrain from notifying de-minimis errors to its clients'. PGI may refrain from voting a particular proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening or closing of accounts and contractual arrangements with Clients and/or their authorized delegate and PGI concludes that the costs associated with voting that proxy may outweigh the potential benefits to the PGI portfolios. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting,
6) restrictions for share blocking countries , or 7) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                 WT MUTUAL FUND

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND



                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2008

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated November 1, 2008 as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling
(800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

Audited financial statements for the Funds for the fiscal year ended June 30, 2008, included in the Annual Reports to shareholders, are incorporated into this SAI by reference. The Annual Reports to shareholders are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

                                TABLE OF CONTENTS

                                                                                                                    PAGE
GENERAL INFORMATION ...................................................................................................1
INVESTMENT POLICIES ...................................................................................................1
THE MONEY MARKET FUNDS ................................................................................................1
THE BOND FUNDS ........................................................................................................6
THE EQUITY FUNDS .....................................................................................................19
DISCLOSURE OF FUND HOLDINGS ..........................................................................................23
INVESTMENT LIMITATIONS ...............................................................................................24
TRUSTEES AND OFFICERS ................................................................................................29
CODE OF ETHICS .......................................................................................................37
PROXY VOTING .........................................................................................................38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................................................................38
INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES ........................................................................43
WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ..........................................................................45
ADMINISTRATION AND ACCOUNTING SERVICES ...............................................................................47
SHAREHOLDER SERVICE PLAN .............................................................................................48
ADDITIONAL SERVICE PROVIDERS .........................................................................................48
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ...........................................................................49
PORTFOLIO MANAGERS ...................................................................................................50
BROKERAGE ALLOCATION AND OTHER PRACTICES .............................................................................55
CAPITAL STOCK AND OTHER SECURITIES ...................................................................................57
PURCHASE, REDEMPTION AND PRICING OF SHARES ...........................................................................58
DIVIDENDS ............................................................................................................61
TAXATION OF THE FUNDS ................................................................................................61
FINANCIAL STATEMENTS .................................................................................................70
APPENDIX A  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES ...............................................A-1
APPENDIX B  DESCRIPTION OF SECURITIES RATINGS .......................................................................B-1
APPENDIX C  RODNEY SQUARE MANAGEMENT CORPORATION  PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES .................C-1






                                       i

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                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington Short/Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Value Fund and Wilmington Small-Cap Core Fund (collectively, the "Funds"). Each of these Funds issues Institutional and A Shares, except for the Wilmington Prime Money Market and Wilmington U.S. Government Money Market Funds which issue Institutional, Service and Class W Shares. The Tax-Exempt Money Market Fund issues Institutional and Class W Shares. A Shares were formerly known as "Investor Shares." Each Fund is a diversified open-end management investment company.

For the periods prior to July 1, 2005, each Fund (except the Wilmington Small-Cap Core Fund) operated as feeder funds in a master-feeder structure pursuant to which Funds invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities.

Prior to July 1, 2005, the Wilmington Small-Cap Core Fund invested its assets in two master series in pursuit of its investment objective. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Fund.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus.

                             THE MONEY MARKET FUNDS

The "Money Market Funds" are the Wilmington Prime Money Market Fund (the "Prime Money Market Fund"), the Wilmington U.S. Government Money Market Fund (the "U.S. Government Money Market Fund") and the Wilmington Tax-Exempt Money Market Fund (the "Tax-Exempt Money Market Fund"). Each Money Market Fund has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees of WT Mutual Fund (the "Board of Trustees" or "Board") has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by a major rating service (known as a "nationally recognized statistical rating organization or an "NRSRO") or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market Fund and the U.S. Government Money Market Fund seek high current income, while preserving capital and liquidity. The Tax-Exempt Money Market Fund seeks high current interest income exempt from Federal income taxes while preserving capital. Each Fund's investment objective may not be changed without shareholder approval.

The Prime Money Market Fund invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations. The U.S. Government Money Market Fund invests in U.S. Government obligations and repurchase agreements collateralized by such obligations. Each of the Prime Money Market Fund and Tax-Exempt Money Market Fund may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government Money Market Fund may invest up to 20% of its total assets in such obligations.

BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

                  Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks.

A brief description of some typical types of bank obligations follows:

     o BANKERS' ACCEPTANCES. The Prime Money Market Fund and the Tax-Exempt Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     o CERTIFICATES OF DEPOSIT. The Prime Money Market Fund and the Tax-Exempt Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     o TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Money Market Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's Investors Service, Inc ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets,
(ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers,
(vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,

(x) less liquidity and smaller market capitalizations, (xi) less regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets and (xvii) the risk of war.

ILLIQUID SECURITIES. No Money Market Fund may knowingly invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INVESTMENT COMPANY SECURITIES. The Money Market Funds may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including exchange traded funds ("ETFs"), registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the limitations of Section 12(d)(1).

MUNICIPAL SECURITIES. The Prime Money Market Fund and the Tax-Exempt Money Market Fund each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     o GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     o REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     o MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     o BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     o TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     o REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     o INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     o RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     o TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     o CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     o PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the

Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceeds one-third of the value of the Fund's total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value ("NAV") and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                                 THE BOND FUNDS

The "Bond Funds" are the Wilmington Short/Intermediate-Term Bond Fund (the "Short/Intermediate-Term Bond Fund"), the Wilmington Broad Market Bond Fund (the "Broad Market Bond Fund") and the Wilmington Municipal Bond Fund (the "Municipal Bond Fund"). RSMC, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of each of the Broad Market Bond Fund and Municipal Bond Fund and 85% of the Short/Intermediate-Term Bond Fund's investments to securities that, at the time of purchase, are rated as investment grade by an NRSRO such as Moody's or S&P, or, if unrated, are determined by RSMC to be of comparable quality. (Effective February 1, 2005, the Broad Market Bond Fund's credit risk was moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Fund invested 85% of its assets in such securities.) See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.

The Short/Intermediate-Term Bond Fund and Broad Market Bond Fund each seek a high total return, consistent with high current income. The Short/Intermediate-Term Bond Fund will normally invest at least 85% of its assets, plus the amount of any borrowings for investment purposes (hereinafter "Assets") in various types of investment grade fixed income securities. The Broad Market Bond Fund will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days written notice to shareholders.

The Municipal Bond Fund seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The Municipal Bond Fund will normally invest as least 80% of its assets in municipal securities that provide interest exempt from Federal income tax. This policy may be changed upon 60 days written notice to shareholders.

The investment objectives of the Broad Market Bond Fund, Short/Intermediate-Term Bond Fund and Municipal Bond Fund may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate-Term Bond Fund to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate-Term Bond Fund, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the Short/Intermediate-Term Bond and the Broad Market Bond Funds may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Funds are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Funds should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Funds will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Funds' holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from Federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Fund, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

     o STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised. Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

     o PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

     o DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. The Bond Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Funds - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities").

MONEY MARKET FUNDS. The Bond Funds may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Funds - Investment Company Securities."

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie
Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds' mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA"). Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Fannie Mae and Freddie Mac have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight ("OFHEO"), which regulates Fannie Mae and Freddie Mac, released a report on certain accounting and corporate governance issues at Fannie Mae. In the report, the OFHEO found that Fannie Mae had not complied with generally accepted accounting principles ("GAAP") for a large number of its accounting practices, had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between Fannie Mae and the SEC, which had conducted its own investigation. With respect to Freddie Mac, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, Freddie Mac identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused Freddie Mac to restate its prior years' financial statements to conform to GAAP. On September 27, 2007, Freddie Mac entered into a settlement with the SEC over charges related to Freddie Mac's improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. Freddie Mac agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. Freddie Mac has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company's common stock with the SEC.

Further, because of the recent difficulties faced by the United States housing and mortgage markets and the related concerns relating to Fannie Mae's and Freddie Mac's capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury's plan to allow the government to buy stock of Fannie Mae and Freddie Mac and to increase temporarily the two companies' credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of Fannie Mae and Freddie Mac. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to Fannie Mae and Freddie Mac, if needed.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the United States economy. Congress has also expressed concern over Fannie Mae and Freddie Mac improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on Fannie Mae's board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both Fannie Mae and Freddie Mac and/or subjects these companies to further regulatory oversight. In addition to the above referenced concerns, there continues to be risk associated with the long-term financial stability of both Fannie Mae and Freddie Mac.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the investment adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all United States Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither United States Government securities nor United States Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgaged assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently been developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBS") have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify as a Rule 144A transaction. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

MUNICIPAL SECURITIES. The Bond Funds may invest in municipal securities (see "Money Market Funds - Municipal Securities").

NON-INVESTMENT GRADE SECURITIES. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."

High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant to purchase the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and yields which fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a greater sensitivity to economic changes than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress, possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund's NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chooses to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds have adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because ratings by NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of ratings, see "Appendix B - Description of Securities Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, including higher investment research costs and higher commission costs.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Short/Intermediate-Term Bond and the Broad Market Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from Federal income tax to the same extent as the interest on the underlying securities.

PREFERRED STOCK. The Broad Market Bond Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. Each Bond Fund may invest in repurchase agreements, which were previously described under "Money Market Funds - Repurchase Agreements."

SECURITIES LENDING. Each Bond Fund may lend securities, within the limitations previously described under "Money Market Funds - Securities Lending". The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations").

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Fund may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The Code requires that a Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such amounts (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its RIC status. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund. See "Taxation of the Funds."

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND FUND:
--------------------------------------------------

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including Federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry:
(i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years were:

                                      FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                    JUNE 30, 2007           JUNE 30, 2008
----------------------------------   --------------------   --------------------
Short/Intermediate-Term Bond                   57%                     22%
Broad Market Bond                              33%                     26%
Municipal Bond                                 56%                     37%

                                THE EQUITY FUNDS

The "Equity Funds" are the Wilmington Large-Cap Growth Fund (the "Large-Cap Growth Fund"), the Wilmington Large-Cap Value Fund (the "Large-Cap Value Fund") and the Wilmington Small-Cap Core Fund (the "Small-Cap Core Fund").

The Large-Cap Growth Fund seeks superior long-term growth of capital. The Large-Cap Value Fund and Small-Cap Core Fund each seeks to achieve long-term capital appreciation. The investment objectives of the Large-Cap Growth Fund, Large-Cap Value Fund and Small-Cap Core Fund may not be changed without shareholder approval.

The Large-Cap Growth Fund invests at least 80% of its assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of companies with market capitalizations at the time of purchase of at least $2 billion or that are constitutes of the Russell 1000 Index ("large-cap companies") that have attractive growth characteristics.

The Large-Cap Value Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) large-cap companies that have attractive value characteristics.

The Small-Cap Core Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of companies with market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 Index and the S&P 600 Index ("small-cap companies"). Each of the foregoing 80% policies may be changed upon 60 days written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities").

U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations").

COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Equity Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or, if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. Banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations").

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO, or if unrated, are determined by the investment adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Equity Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Equity Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Equity Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Equity Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case the Equity Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Equity Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and, therefore, an Equity Fund may temporarily hold cash in foreign currencies. The value of an Equity Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Equity Fund may incur costs in connection with conversions between various currencies. The Equity Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Funds may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities").

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Equity Fund may purchase call options on securities that the investment adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in repurchase agreements, which were previously described under "Money Market Funds - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each of the Equity Funds is subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid, are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Money Market Funds, as described under "Money Market Funds - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years were:

                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                               JUNE 30, 2007            JUNE 30, 2008
----------------------------    --------------------- -- ---------------------
Large-Cap Growth Fund                     87%                     107%
Large-Cap Value Fund                      83%                      62%
Small-Cap Core Fund                      137%                     118%

                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments will generally be as of a date at least 30 days prior to its posting on the website. However, the lag time between the public dissemination of a Fund's schedule of investments and the date of such schedule of investments may be adjusted by the officers of the Trust, in consultation with the Board of Trustees. In addition to a Fund's schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information will generally be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The officers of the Trust, in consultation with the Board of Trustees, may adjust the lag time for posting such information on the Trust's website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of a Fund's shareholders, on the one hand, and those of the Fund's investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Fund, its investment adviser, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees of the Trust on an as needed basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor's. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America                          Investedge                             RBC Dain Rauscher
Barclays Capital Inc.                    Janney Montgomery Scott                Siebert Brandford Shark
Bear Stearns & Co. Inc.                  Legg Mason Wood Walker                 Standard & Poor's
Bloomberg                                Lipper                                 Starboard Capital Markets LLC
Citigroup Global Markets, Inc.           Longview                               State Street Global Markets
Coates Analytics, LP                     Loop Capital Markets                   Stephens Inc.
Commerce Capital Markets, Inc.           Maslow                                 Stern, Agee & Leach
Crane Data LLC                           Morgan Stanley                         Stone & Youngberg
Electra Information Systems, Inc.        Morningstar                            Thompson Financial
Factset                                  Northfield Information Services, Inc.  Vestek
Fidelity                                 Piper Jaffray & Company                Wachovia Securities
Interactive Data                         Plexus                                 William Blair & Co., LLC


                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund's assets or redemptions of shares will not be considered a violation of the limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

MONEY MARKET FUNDS: Each Money Market Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Funds have been advised that it is the SEC staff's current position that the exclusion may be applied only to U.S. bank obligations; the Money Market Funds, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Money Market Fund will not:

1.   make short sales of securities except short sales "against the box";

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and, if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities, unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the Prime Money Market and U.S. Government Money Market Funds only, purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS: Each Bond Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval.

Each Bond Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.   make short sales of securities except short sales "against the box";

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7. when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or
     (2) hold securities or other options or futures contracts whose values are expected to offset (cover) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS: Each of the Equity Funds, will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) the Large-Cap Value Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of the Fund's assets; and (2) each of the Large-Cap Growth and Small-Cap Core Funds may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of that Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large-Cap Value Fund additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large-Cap Growth and Small-Cap Core Funds each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large-Cap Value Fund additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large-Cap Growth and Small-Cap Core Funds each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large-Cap Value Fund may borrow money subject to its investment limitation on borrowing.

The following non-fundamental policies apply to the Equity Funds unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Such Funds will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that (1) this limitation does not apply to the Large-Cap Growth and Small-Cap Core Funds; and (2) with respect to the Large-Cap Value Fund, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales "against the box";

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large-Cap Growth and the Large-Cap Value Funds may make initial and variation margin deposits in connection with permitted transactions in options or futures without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that the Large-Cap Value Fund may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 TED T. CECALA(2)                Trustee         Shall serve at the    Director,               17        Wilmington
 Date of Birth: 1/49                             pleasure of the       Chairman of the                   Trust
                                                 Board and until       Board, and Chief                  Corporation;
                                                 successor is          Executive                         Wilmington
                                                 elected and           Officer of                        Trust
                                                 qualified. Trustee    Wilmington Trust                  Company;
                                                 since August 2007.    Corporation and                   Member of the
                                                                       Wilmington Trust                  Board of
                                                                       Company since                     Managers of
                                                                       1996.                             Cramer
\                                                                                                        Rosenthal
                                                                                                         McGlynn,
                                                                                                         LLC
                                                                                                         and
                                                                                                         Roxbury
                                                                                                         Capital
                                                                                                         Management,
                                                                                                         LLC
                                                                                                         (registered
                                                                                                         investment
                                                                                                         advisers).
------------------------------------------------------------------------------------------------------------------------




------------
1 The "Fund Complex" currently consists of the Trust (17 funds) and CRM Mutual Fund Trust (6 funds).

2 Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)           Trustee         Shall serve until     Retired since           17        FundVantage
 Date of Birth: 2/49                             death, resignation    February 2006;                    Trust (8
                                                 or removal. Trustee   Executive Vice                    portfolios);
                                                 since October 1998,   President of                      Optimum Fund
                                                 President and         Wilmington Trust                  Trust (6
                                                 Chairman of the       Company from                      portfolios)
                                                 Board from October    February 1996 to                  (registered
                                                 1998 to January       February 2006;                    investment
                                                 2006.                 President of                      companies).
                                                                       Rodney
                                                                       Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC")
                                                                       from 1996
                                                                       to 2005;
                                                                       Vice
                                                                       President
                                                                       of RSMC
                                                                       2005 to
                                                                       2006.
------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 ROBERT ARNOLD                    Trustee       Shall serve until     Founder and             17        First Potomac
 Date of Birth: 3/44                            death, resignation    co-manager, R. H.                 Realty Trust
                                                or removal. Trustee   Arnold & Co.,                     (real estate
                                                since May 1997.       Inc. (financial                   investment
                                                                      consulting) since                 trust).
                                                                      1989.

------------------------------------------------------------------------------------------------------------------------
 DR. ERIC BRUCKER                 Trustee       Shall serve until     Professor of            17        None
 Date of Birth: 12/41                           death, resignation    Economics,
                                                or removal. Trustee   Widener
                                                since October 1999.   University since
                                                                      July 2004;
                                                                      formerly, Dean,
                                                                      School of
                                                                      Business
                                                                      Administration of
                                                                      Widener
                                                                      University from
                                                                      2001 to 2004.

------------------------------------------------------------------------------------------------------------------------





------------
3 Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 NICHOLAS GIORDANO              Trustee and     Shall serve until     Consultant,             17        Kalmar Pooled
 Date of Birth: 3/43          Chairman of the   death, resignation    financial                         Investment
                                   Board        or removal. Trustee   services                          Trust; The RBB
                                                since October 1998.   organizations                     Fund Inc. (21
                                                                      from 1997 to                      portfolios)
                                                                      present; Interim                  (registered
                                                                      President,                        investment
                                                                      LaSalle                           companies);
                                                                      University from                   Independence
                                                                      1998 to 1999.                     Blue Cross;
                                                                                                        IntriCon
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens); Commerce
                                                                                                        Bancorp, Inc.

------------------------------------------------------------------------------------------------------------------------
 LOUIS KLEIN, JR.                 Trustee       Shall serve until     Self-employed           23        CRM Mutual
 Date of Birth: 5/35                            death, resignation    financial                         Fund Trust (6
                                                or removal. Trustee   consultant since                  portfolios)
                                                since October 1999.   1991.                             (registered
                                                                                                        investment
                                                                                                        company) since
                                                                                                        June 2005; WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

------------------------------------------------------------------------------------------------------------------------
 THOMAS LEONARD                   Trustee       Shall serve until     Retired since           17        None
 Date of Birth: 2/49                            death, resignation    2008.  Former
                                                or removal. Trustee   Partner with
                                                since July 2008.      PricewaterhouseCoopers
                                                                      (public
                                                                      accounting) from
                                                                      May 1970 to June
                                                                      2008.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 MARK A. SARGENT                  Trustee       Shall serve until     Dean and                17        The RBB Fund,
 Date of Birth: 4/51                            death, resignation    Professor of Law,                 Inc. (21
                                                or removal. Trustee   Villanova                         portfolios)
                                                since November 2001.  University School                 (registered
                                                                      of Law since July                 investment
                                                                      1997.                             company); NYSE
                                                                                                        Regulation,
                                                                                                        Inc.;
                                                                                                        Financial
                                                                                                        Industry
                                                                                                        Regulatory
                                                                                                        Authority
                                                                                                        (FINRA)
------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)                             OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH      TERM OF OFFICE AND       DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 JOHN J. KELLEY                President &     Shall serve at the     Chief Operations        N/A             N/A
 1100 North Market Street      Chief           pleasure of the Board  Officer of WTIM
 Wilmington, DE 19890          Executive       and until successor    since 2006; Chief
 Date of Birth: 9/59           Officer         is elected and         Operations
                                               qualified. Officer     Officer of RSMC
                                               since September 2005.  since 2005; Vice
                                                                      President of PNC
                                                                      Global Investment
                                                                      Servicing (U.S.)
                                                                      Inc. (formerly,
                                                                      PFPC Inc.) from
                                                                      January 2005 to
                                                                      July 2005; Vice
                                                                      President of
                                                                      Administration,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      1999 to 2005;
                                                                      Chief Compliance
                                                                      Officer 1838
                                                                      Investment
                                                                      Advisors, LP from
                                                                      2004 to 2005.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)                             OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH      TERM OF OFFICE AND       DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 ANNA M. BENCROWSKY             Vice            Shall serve at the     Chief Compliance       N/A             N/A
 1100 North Market Street       President,      pleasure of the        Officer, WTIM
 Wilmington, DE 19890           Chief           Board and until        since 2007; Vice
 Date of Birth: 5/51            Compliance      successor is elected   President, WTIM
                                Officer &       and qualified;         since 2004; Vice
                                Anti-Money      Officer since          President and
                                Laundering      September 2004.        Chief Compliance
                                Officer                                Officer, RSMC
                                                                       since 2004;
                                                                       Vice President
                                                                       and Chief
                                                                       Compliance
                                                                       Officer, 1838
                                                                       Investment
                                                                       Advisors,LP from
                                                                       1999 to 2004.
------------------------------------------------------------------------------------------------------------------------
 EDWARD W. DIFFIN, JR.          Vice            Shall serve at the     Director of            N/A             N/A
 1100 North Market Street       President &     pleasure of the        Mutual Fund
 Wilmington, DE 19890           Secretary       Board and until        Regulatory
 Date of Birth: 1/52                            successor is elected   Administration
                                                and qualified;         of WTIM since
                                                Officer since          November 2006;
                                                February 2007.         Coleman Counsel
                                                                       from November
                                                                       2005 to November
                                                                       2006; Vice
                                                                       President and
                                                                       Senior Counsel
                                                                       of Merrill
                                                                       Lynch & Co.,
                                                                       Inc. from 1994
                                                                       to 2005.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)                             OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH      TERM OF OFFICE AND       DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 JOHN C. MCDONNELL              Vice            Shall serve at the     Mutual Fund            N/A             N/A
 1100 North Market Street       President &     pleasure of the        Administration,
 Wilmington, DE 19890           Treasurer       Board and until        Wilmington
 Date of Birth: 4/66                            successor is elected   Trust, since
                                                and qualified;         October 2005;
                                                Officer since          Audit and
                                                November 2005.         Assurance -
                                                                       Senior, Deloitte
                                                                       (public accounting)
                                                                       from September
                                                                       2004 to October
                                                                       2005; Mutual Fund
                                                                       Administration,
                                                                       1838 Investment
                                                                       Advisors from
                                                                       March 1999 to
                                                                       September 2004.
------------------------------------------------------------------------------------------------------------------------
 CLAYTON M. ALBRIGHT           Vice President  Shall serve at the     Managing Director       N/A             N/A
 1100 North Market Street                      pleasure of the Board  Fixed Income
 Wilmington, DE 19890                          and until successor    Management,
 Date of Birth: 9/53                           is elected and         Wilmington Trust
                                               qualified. Officer     since 2007;
                                               since October 1998.    Director Fixed
                                                                      Income Research
                                                                      and Portfolio
                                                                      Manager,
                                                                      Wilmington Trust
                                                                      from 1996 to
                                                                      2007; Vice
                                                                      President, RSMC
                                                                      since 2001; Vice
                                                                      President of WTIM
                                                                      since 2006;  Vice
                                                                      President,
                                                                      Wilmington Trust
                                                                      Company since
                                                                      1997.
------------------------------------------------------------------------------------------------------------------------
 JOSEPH M. FAHEY, JR.           Vice President  Shall serve at the     Investment             N/A             N/A
  1100 North Market Street                      pleasure of the        Adviser, WTIM
  Wilmington, DE 19890                          Board and until        since 2003; Vice
  Date of Birth: 1/57                           successor is elected   President, RSMC
                                                and qualified.         since 1992.
                                                Officer since
                                                November 1999.

------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2008. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Leonard, each of whom is an Independent Trustee. Mr. Leonard serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2008, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Leonard and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2008, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2008, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2007.

                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES
                                        DOLLAR RANGE OF EQUITY SECURITIES     OVERSEEN BY TRUSTEE WITHIN THE
NAME OF TRUSTEE/PORTFOLIO               IN EACH FUND OF THE TRUST             FAMILY OF INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- -------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                                                                         Over $100,000
     Wilmington Prime Money Market                 Over $100,000
     Fund
     Wilmington U.S. Government Money             $10,001-$50,000
     Market Fund
     Wilmington Multi-Manager                      Over $100,000
     Large-Cap Fund
     Wilmington Multi-Manager                     $10,001-$50,000
     Small-Cap Fund
     Wilmington Multi-Manager                      Over $100,000
     International Fund
     Wilmington Multi-Manager Real                 Over $100,000
     Asset Fund
     Wilmington Aggressive Asset                   Over $100,000
     Allocation Fund
   Robert J. Christian                                                                   Over $100,000
     Wilmington Broad Market Bond Fund             Over $100,000
     Wilmington Prime Money Market                $10,001-$50,000
     Fund
     Wilmington Multi-Manager                     $50,001-$100,000
     International Fund
     Wilmington Multi-Manager Real                $10,001-$50,000
     Asset Fund
     Wilmington ETF Allocation Fund                Over $100,000
INDEPENDENT TRUSTEES
   Robert Arnold                                        NONE                                  NONE
   Eric Brucker                                                                         $50,001-$100,000
     Wilmington Short/Intermediate                $10,001-$50,000
     Bond Fund
     Wilmington U.S. Government Money             $10,001-$50,000
     Market Fund
   Nicholas Giordano                                                                     Over $100,000
     Wilmington Multi-Manager Real                 Over $100,000
     Asset Fund
   Louis Klein, Jr.                                                                      Over $100,000
     Wilmington Multi-Manager                     $50,001-$100,000
     International Fund
     Wilmington Aggressive Asset                  $50,001-$100,000
     Allocation Fund

                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES
                                        DOLLAR RANGE OF EQUITY SECURITIES     OVERSEEN BY TRUSTEE WITHIN THE
NAME OF TRUSTEE/PORTFOLIO               IN EACH FUND OF THE TRUST             FAMILY OF INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- -------------------------------------
   Thomas Leonard                                       NONE                                  NONE
   Mark A. Sargent                                                                      $10,001-$50,000
     Short/Intermediate Term Bond Fund            $10,001-$50,000

As of December 31, 2007, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2008 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:

                                                                                                         TOTAL
                                                  PENSION OR RETIREMENT                              COMPENSATION
                                 AGGREGATE         BENEFITS ACCRUED AS           ESTIMATED               FROM
                             COMPENSATION FROM      PART OF THE TRUST      ANNUAL BENEFITS UPON      FUND COMPLEX
         TRUSTEE                 THE TRUST               EXPENSES               RETIREMENT         PAID TO TRUSTEES
--------------------------- -------------------- ------------------------- ---------------------- --------------------
Robert H. Arnold                  $67,000                  None                    None                 $67,000
Dr. Eric Brucker                  $68,000                  None                    None                 $68,000
Ted T. Cecala                        None                  None                    None                    None
Robert J. Christian               $67,000                  None                    None                 $67,000
Nicholas Giordano                 $89,500                  None                    None                 $89,500
Louis Klein, Jr.                  $62,000                  None                    None                 $62,000
Thomas Leonard(1)                    None                  None                    None                    None
John J. Quindlen(1)               $76,000                  None                    None                 $76,000
Mark A. Sargent                   $72,000                  None                    None                 $72,000

------------
1 Effective July 1, 2008, John J. Quindlen retired from Board of Trustees and Thomas Leonard was appointed to the Board of Trustees.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. In exercising its voting obligations, an investment adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

RSMC has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Its proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in which RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by Wilmington Trust's Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's Proxy Policies, Procedures, and Voting Guidelines are attached hereto as Appendix C.

The Funds' proxy voting record as of June 30, 2008 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 20, 2008 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 20, 2008, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

                                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                                   PERCENTAGE
---------------------------------------------------------------------------------    -------------
WILMINGTON PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES
Lack & Lindsay                                                                          68.07%
Attn Mutual Funds
North Market Street
Wilmington, DE 19890

Marna C. Whittington                                                                    7.49%
2959 Barley Mill Road
Yorklyn, DE 19736

                                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                                   PERCENTAGE
---------------------------------------------------------------------------------    -------------
National Financial Services Corp.                                                       6.63%
For the Exclusive Benefit of Customers
Church Street Station
P.O. Box 3752
New York, NY 10008

WILMINGTON PRIME MONEY MARKET FUND - SERVICE SHARES
Wilmington Trust Company                                                                40.36%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

Lack & Lindsay                                                                          38.41%
Attn: Mutual Funds
North Market Street
Wilmington, DE 19890

National Financial Services LLC                                                         8.75%
For the Exclusive Benefit of Customers
Attn: Mutual Funds
200 Liberty Street, 5th Floor
1 World Financial Center
New York, NY 10281

Pershing                                                                                5.63%
For the Exclusive Benefit of Balentine Money Fund Customer Accounts
Attn: Cash Management Services, 9th Floor
1 Pershing Plaza
Jersey City, NJ 07399

WILMINGTON PRIME MONEY MARKET FUND - W SHARES
Lack & Lindsay                                                                          99.78%
Attn: Mutual Funds
North Market Street
Wilmington, DE 19890

WILMINGTON TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
Saxon & Co.                                                                             59.13%
PNC Bank
ACI Dept. Reorg.
8800 Tinicum Blvd.
Philadelphia, PA 19153

Elizabeth M. McGeever                                                                   16.49%
PO Box 1328
Wilmington, DE 19899

Eleanor T. Pease                                                                        10.25%
Westover Hills
804 Princeton Road
Wilmington, DE 19807

                                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                                   PERCENTAGE
---------------------------------------------------------------------------------    -------------
WILMINGTON TAX-EXEMPT MONEY MARKET FUND - W SHARES
Lack & Lindsay                                                                          94.03%
Attn: Mutual Funds
Rodney Square North
Wilmington, DE 19890

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
Lack & Lindsay                                                                          99.96%
Attn: Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
Lack & Lindsay                                                                          75.39%
Attn: Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

Wilmington Trust Company                                                                11.84%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

Lack & Lindsay                                                                          10.89%
Attn: Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

WILMINGTON U.S. GOVERNMENT MONEY MARKET - W SHARES
Lack & Lindsay                                                                           100%
Attn: Mutual Funds Unit
Rodney Square North
Wilmington, DE 19890

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES
National Financial Services Corp.                                                       21.93%
For Attn to Rick Ricon
One World Financial Center
Church Street Station
P.O. Box 3908
New York, NY 10008

Wilmington Moderate Asset Allocation Fund                                               7.50%
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND - A SHARES
Delaware Community Foundation                                                           59.92%
100 West 10th Street, Ste 115
Wilmington, DE 19801

                                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                                   PERCENTAGE
---------------------------------------------------------------------------------    -------------
LPL Financial                                                                           10.07%
9785 Towne Centre Drive
San Diego, CA 92121

LPL Financial                                                                           9.05%
9785 Towne Centre Drive
San Diego, CA 92121

LPL Financial Services                                                                  5.60%
9785 Towne Centre Drive
San Diego, CA 92121

Wilmington Trust Corporation                                                            5.46%
Rodney Square North
1100 North Market Street
Attn: John McDonnell
Wilmington, DE 19890

WILMINGTON BROAD MARKET BOND FUND - INSTITUTIONAL SHARES
Wilmington Trust Company                                                                31.02%
TTEE FBO Wilmington Trust Company Pension Fund
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee & Trust                                                      17.62%
FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High St.
Des Moines, IA 50392

WILMINGTON BROAD MARKET BOND FUND - A SHARES
NFS LLC FEBO                                                                            51.99%
Joseph Patrick Holahan EX
E/O Arthur Levy
113 S. Broad Street
Kennett Square, PA 19348

Wilmington Trust Corporation                                                            24.09%
Rodney Square North
1100 North Market Street
Attn: John McDonnell
Wilmington, DE 19890

NFS LLC FEBO                                                                            22.75%
Betty G. Wagner
301 East Roosevelt Avenue
New Castle, DE  19720

                                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                                   PERCENTAGE
---------------------------------------------------------------------------------    -------------
WILMINGTON MUNICIPAL BOND FUND - INSTITUTIONAL SHARES
National Financial Services Corp.                                                       25.17%
For Attn to Rick Ricon
One World Financial Center
Church Street Station
P.O. Box 3908
New York, NY 10008

100 West 10th Street Corp.                                                              6.84%
1100 North Market Street
Wilmington, DE 19890

WILMINGTON MUNICIPAL BOND FUND - A SHARES
Wilmington Trust Corporation                                                            75.74%
Rodney Square North
1100 North Market Street
Attn: John McDonnell
Wilmington, DE 19890

NFS LLC FEBO                                                                            24.26%
Rebecca W. Bell
305 Cheswold Ct.
Wayne, PA 19087

WILMINGTON LARGE-CAP GROWTH FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust                                                      40.17%
FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High St.
Des Moines, IA 50392

Wilmington Trust Company                                                                14.80%
Trustee For Wilmington Trust Company Pension Trust
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

WILMINGTON LARGE-CAP GROWTH FUND - A SHARES
Wilmington Trust Corporation                                                             100%
Rodney Square North
1100 North Market Street
Attn: John McDonnell
Wilmington, DE 19890

WILMINGTON LARGE-CAP VALUE FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust                                                      53.26%
FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High St.
Des Moines, IA 50392

                                                                                      OWNERSHIP
FUND, NAME, ADDRESS                                                                   PERCENTAGE
---------------------------------------------------------------------------------    -------------
Wilmington Trust Company                                                                14.67%
Trustee For Wilmington Trust Company Pension Trust
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

WILMINGTON LARGE-CAP VALUE FUND - A SHARES
Wilmington Trust Corporation                                                             100%
Rodney Square North
1100 North Market Street
Attn: John McDonnell
Wilmington, DE 19890

WILMINGTON SMALL-CAP CORE FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust                                                      67.15%
FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High St.
Des Moines, IA 50392

WILMINGTON SMALL-CAP CORE FUND - A SHARES
Wilmington Trust Corporation                                                             100%
Rodney Square North
1100 North Market Street
Attn: John McDonnell
Wilmington, DE 19890

                  INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Large-Cap Growth Fund, Large-Cap Value Fund, Small-Cap Core Fund, Short/Intermediate-Term Bond Fund, Broad Market Bond Fund, Municipal Bond Fund, Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker dealer. Wilmington Trust Corporation has controlling interest in both Cramer Rosenthal McGlynn, ("CRM") and Roxbury Capital Management ("Roxbury"), which are both registered investment advisers.

Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

FUND(S)                                                            ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------    ---------------------------------------------------
Prime Money Market, U.S. Government Money Market and               0.37% of the first $1 billion in assets;
Tax-Exempt Money Market Funds                                      0.33% of the next $500 million in assets;
                                                                   0.30% of the next $500 million in assets; and
                                                                   0.27% of assets in excess of $2 billion

Short/Intermediate-Term Bond, Broad Market Bond, and               0.35% of the first $1 billion in assets;
Municipal Bond Funds                                               0.30% of the next $1 billion in assets; and
                                                                   0.25% of assets over $2 billion

Large-Cap Growth and Large-Cap Value Funds                         0.60% of the first $1 billion in assets;
                                                                   0.55% of the next $1 billion in assets; and
                                                                   0.50% of assets over $2 billion.

Small-Cap Core Fund                                                0.75% of assets

For its services as investment adviser, RSMC was paid the following fees by the Funds during the period indicated:

                                               FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND(S)                                          JUNE 30, 2006            JUNE 30, 2007           JUNE 30, 2008
------------------------------------------    ---------------------    ---------------------   ---------------------
Prime Money Market Fund                            $8,149,351               $9,564,902             $11,190,130
U.S. Government Money Market Fund                   2,883,493                3,372,678               4,765,859
Tax-Exempt  Money Market Fund                       1,400,105                1,511,372               1,677,517
Short/Intermediate Bond Fund                          419,143                  528,563                 534,349
Broad Market Bond Fund                                231,500                  245,787                 236,831
Municipal Bond Fund                                   266,774                  365,122                 426,053
Large-Cap Growth Fund                                 262,718                  259,731                 250,817
Large-Cap Value Fund                                  268,536                  249,300                 199,538
Small-Cap Core Fund                                   430,180                  329,492                  84,427

RSMC has voluntarily agreed to waive 0.15%as a percentage of average daily net assets of the advisory fee it is entitled to receive from the Small-Cap Core Fund. Such voluntary waiver was in effect from April 2, 2008 to June 30, 2008. RSMC voluntarily waived $6,892 in advisory fees for the Small-Cap Core Fund.

Certain of RSMC's affiliates, including Wilmington Trust Company, may receive shareholder service fees pursuant to a shareholder service plan ("Service Plan") with respect to Service Shares of the Prime Money Market and U.S. Government Money Market Funds and Class W Shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds. Under the Service Plan, RSMC and its affiliates have earned, in the aggregate, the following amounts:

                                          FISCAL YEAR ENDED            FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                                        JUNE 30, 2006                JUNE 30, 2007              JUNE 30, 2008
----------------------------------    --------------------------    -------------------------    ---------------------
Prime Money Market Fund
     Service Shares                            $6,180,986                 $3,460,826                 $2,703,882
     Class W Shares*                                  N/A                 $1,682,738                 $2,623,372
U.S. Government Fund
     Service Shares                            $1,938,703                 $1,342,331                 $1,429,211
     Class W Shares*                                  N/A                  $258,799                   $437,807
Tax-Exempt Fund
     Class W Shares                              $913,126                  $681,428                   $677,274
     (formerly Service Shares)

* Since commencement of operations on October 2, 2006.

                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road NE, 27th Floor, Atlanta, Georgia 30305 provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's contractual advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

WTIM received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:

                                               FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUNDS                                            JUNE 30, 2006            JUNE 30, 2007           JUNE 30, 2008
------------------------------------------    ---------------------    ---------------------   ---------------------
Prime Money Market Fund                               N/A                      N/A                     N/A
U.S. Government Money Market Fund                     N/A                      N/A                     N/A
Tax-Exempt Money Market Fund                          N/A                      N/A                     N/A
Short/Intermediate Bond Fund                          N/A                      N/A                     N/A
Broad Market Bond Fund                                N/A                      N/A                     N/A
Municipal Bond Fund                                   N/A                      N/A                     N/A
Large-Cap Growth Fund                               $75,567                  $103,873                $100,327
Large-Cap Value Fund                                $69,914                  $99,723                 $79,815
Small-Cap Core Fund                                 $38,022                  $35,315                 $30,837

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of each Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Fund relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Funds pays its respective pro-rata portion of the advisory fee payable by the Fund.

SUB-ADVISORY AGREEMENT. The Sub-Advisory Agreement with WTIM provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

The Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the

Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust. The Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Trust's outstanding voting securities) or by RSMC or the sub-adviser. The Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors and officers errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global") (formerly named PFPC Inc.) performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PNC Global performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides.

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2007 and 2008, RSMC received the following fees paid by the Funds during the period indicated:

                                     FISCAL YEAR ENDED           FISCAL YEAR ENDED                 FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006               JUNE 30, 2007                     JUNE 30, 2008
-------------------------------    -----------------------    -----------------------            -----------------------
Prime Money Market Fund                   $72,885                    $458,028                           $506,047
U.S. Government Money Market              22,521                      139,185                            185,854
Fund
Tax-Exempt Money Market Fund              11,301                       62,353                             63,510
Short/Intermediate-Term Bond               3,568                       23,017                             21,511
Fund
Broad Market Bond Fund                     1,825                       10,712                              9,550
Municipal Bond Fund                        2,403                       15,896                             17,147
Large-Cap Growth Fund                      1,398                        6,648                              5,938
Large-Cap Value Fund                       1,145                        6,346                              4,711
Small-Cap Core Fund                        1,336                        6,052                              3,365

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2007, and 2008, each Fund paid PNC Global the following fees, after waivers, during the period indicated:

                                     FISCAL YEAR ENDED           FISCAL YEAR ENDED                 FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006               JUNE 30, 2007                     JUNE 30, 2008
-------------------------------    -----------------------    -----------------------            -----------------------
Prime Money Market Fund                    $1,138,971                     $942,525                 $1,054,976
U.S. Government Money Market Fun d            505,101                      454,975                    578,397
Tax-Exempt Money Market Fund                  275,348                      232,466                    257,126

                                     FISCAL YEAR ENDED           FISCAL YEAR ENDED                 FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006               JUNE 30, 2007                     JUNE 30, 2008
-------------------------------    -----------------------    -----------------------            -----------------------
Short/Intermediate-Term Bond Fund            112,247                       103,604                   107,771
Broad Market Bond Fund                       68,770                         58,168                   63,124
Municipal Bond Fund                          90,314                         95,277                   102,759
Large-Cap Growth Fund                        46,928                         38,296                   44,978
Large-Cap Value Fund                         44,554                         35,019                   40,970
Small-Cap Core Fund                          55,883                         46,260                   59,493

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                            SHAREHOLDER SERVICE PLAN

The Board of Trustees has adopted a shareholder service plan with respect to Service Shares of the Prime Money Market and U.S. Government Money Market Funds and Class W Shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds authorizing each of these Fund to pay service providers an annual fee not exceeding 0.25% of such Fund's average daily net assets of its Service Shares and Class W Shares to compensate service providers, including affiliates of RSMC, who maintain a service relationship. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets of its Service Shares and Class W Shares. Service activities provided under this plan include, among other things,: (i) establishing and maintaining accounts and records relating to clients of a Service Provider; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Service Shares or Class W Shares of a Fund may be effected and other matters pertaining to such class of share's services;
(iii) providing for the necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing of purchase, redemption and exchange transactions; (v) arranging for the wiring of Portfolio proceeds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual Federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A., 399 Park Avenue, New York, NY 10043, serves as the Trust's foreign custody manager.

TRANSFER AGENT. PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Trust's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Distributor will furnish or enter into arrangements with others for the furnishing of marketing or sales services with respect to the A Shares and Service Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' W Shares or Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Trust or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' and Service Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares and Service Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities. The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the A Shares of each Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a Rule 12b-1 fee for annual payments of up to 0.10% of the Service Shares of each of the Money Market Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Service Shares of the Funds and for other distribution expenses.

For the fiscal years ended June 30, 2006, 2007 and 2008, the Funds incurred Rule 12b-1 distribution fees with respect to broker-dealer compensation as follows:

                                     FISCAL YEAR ENDED           FISCAL YEAR ENDED              FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006               JUNE 30, 2007                  JUNE 30, 2008
-------------------------------    -----------------------    -----------------------         -----------------------
Prime Money Market Fund                $ 5,381*                   $ 1,133,985                    $1,802,588
U.S. Government Money Market             3,529*                       502,398                      $952,808
Fund
Tax-Exempt Money Market Fund            11,851*                          None                          None
Short/Intermediate-Term Bond               425                            425                           380
Fund
Broad Market Bond Fund                       14                            26                            29
Municipal Bond Fund                          14                            26                            26
Large-Cap Growth Fund                        13                            26                            28
Large-Cap Value Fund                         14                            81                            59
Small-Cap Core Fund                          14                            28                            28

* Prior to June 23, 2006, the Institutional Shares of the Money Market Funds were known as the Investor Shares and were subject to a rule 12b-1 distribution fee of 0.10% on the Investor Shares average daily net assets.

Under the A Shares and Service Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectuses under "Purchase of Shares - Front End Sales Charge."

                               PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

         (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2008;

         (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC and WTIM that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

         (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2008;

         (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2008.

ALL FUNDS

         RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                                                         TOTAL ASSETS MANAGED
                                                                                                             SUBJECT TO A
                                                                          NUMBER OF ACCOUNTS MANAGED      PERFORMANCE BASED
PORTFOLIO MANAGER/                   TOTAL NUMBER OF    TOTAL ASSETS    SUBJECT TO A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                    ACCOUNTS MANAGED     (MILLIONS)              ADVISORY FEE                 (MILLIONS)
----------------                    ----------------    ------------    -------------------------------   -------------------
FIXED INCOME MANAGEMENT
CLAYTON M. ALBRIGHT, III
     Registered Investment
     Companies:                             3                533.4                    0                           0
     Other Pooled Investment
     Vehicles:                              1                 60.5                    0                           0
     Other Accounts:                       90                727.4                    0                           0
DOMINICK J. D'ERAMO
     Registered Investment
     Companies:                             3                533.4                    0                           0
     Other Pooled Investment
     Vehicles:                              1                 60.5                    0                           0
     Other Accounts:                       100                2000                    0                           0
SCOTT EDMONDS
     Registered Investment
     Companies:                             1                126.5                    0                           0
     Other Pooled Investment
     Vehicles:                              1                274.3                    0                           0
     Other Accounts:                       276               941.4                    0                           0
RANDY VOGEL
     Registered Investment
     Companies:                             2                235.8                    0                           0
     Other Pooled Investment
     Vehicles:                              1                 60.5                    0                           0
     Other Accounts:                       90                727.4                    0                           0

                                                                                                         TOTAL ASSETS MANAGED
                                                                                                             SUBJECT TO A
                                                                          NUMBER OF ACCOUNTS MANAGED      PERFORMANCE BASED
PORTFOLIO MANAGER/                   TOTAL NUMBER OF    TOTAL ASSETS    SUBJECT TO A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                    ACCOUNTS MANAGED     (MILLIONS)              ADVISORY FEE                 (MILLIONS)
----------------                    ----------------    ------------    ------------------------------   --------------------
EQUITY MANAGEMENT
REX P. MACEY
     Registered Investment
     Companies:                            12               214.9                     0                           0
     Other Pooled Investment
     Vehicles:                              6               355.3                     0                           0
     Other Accounts:                       499              299.3                     0                           0
ANDREW H. HOPKINS
     Registered Investment
     Companies:                            12               214.9                     0                           0
     Other Pooled Investment
     Vehicles:                              6               355.3                     0                           0
     Other Accounts:                       499              299.3                     0                           0
RAFAEL E. TAMARGO
     Registered Investment
     Companies:                            12               214.9                     0                           0
     Other Pooled Investment
     Vehicles:                              6               355.3                     0                           0
     Other Accounts:                       499              299.3                     0                           0
EDWARD S. FORRESTER
     Registered Investment
     Companies:                            12               214.9                     0                           0
     Other Pooled Investment
     Vehicles:                              5               296.6                     0                           0
     Other Accounts:                       240              178.1                     0                           0
ALLEN E. CHOINSKI
     Registered Investment
     Companies:                            12               214.9                     0                           0
     Other Pooled Investment
     Vehicles:                              5               296.6                     0                           0
     Other Accounts:                       240              178.1                     0                           0

                  MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                  The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

                  RSMC does not receive a performance fee for its management of the Funds. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

                  RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

                  Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.

                  COMPENSATION (AS OF JUNE 30, 2008). RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive based on pre-tax performance as a part of his/her overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1, 2, 3, 4 and 5 year periods.

                  OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

         WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

         OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2008).

                                                                                                      TOTAL ASSETS MANAGED
                                                                       NUMBER OF ACCOUNTS MANAGED         SUBJECT TO A
                                                                        SUBJECT TO A PERFORMANCE       PERFORMANCE BASED
PORTFOLIO MANAGER/             TOTAL NUMBER OF        TOTAL ASSETS                BASED                   ADVISORY FEE
TYPE OF ACCOUNTS              ACCOUNTS MANAGED         (MILLIONS)             ADVISORY FEE                 (MILLIONS)
----------------              ----------------         ----------             ------------                 ----------
ROBERT E. REISER
     Registered                       2                  $32.4                      0                          0
     Investment
     Companies:
     Other Pooled                    12                  3,616                      0                          0

                                                                                                      TOTAL ASSETS MANAGED
                                                                       NUMBER OF ACCOUNTS MANAGED         SUBJECT TO A
                                                                        SUBJECT TO A PERFORMANCE       PERFORMANCE BASED
PORTFOLIO MANAGER/             TOTAL NUMBER OF        TOTAL ASSETS                BASED                   ADVISORY FEE
TYPE OF ACCOUNTS              ACCOUNTS MANAGED         (MILLIONS)             ADVISORY FEE                 (MILLIONS)
----------------              ----------------         ----------             ------------                 ----------
     Investment Vehicles:
     Other Accounts:                  0                    0                        0                          0
R. SAMUEL FRAUNDORF
     Registered                      16                  $2,124                     0                          0
     Investment
     Companies:
     Other Pooled                    12                  3,616                      0                          0
     Investment Vehicles:
     Other Accounts:                  0                    0                        0                          0

                  MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                  The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

                  WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

                  WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

                  Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

                  COMPENSATION (AS OF JUNE 30, 2008). Each portfolio manager is paid a salary based on his or her job position and an annual bonus that includes four measures: Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington including the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington Trust Company retirement plans.

                  OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2008). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each Fund for the last three fiscal years ended June 30, 2006, June 30, 2007, and June 30, 2008 are as follows:

                                       FISCAL YEAR ENDED           FISCAL YEAR ENDED              FISCAL YEAR ENDED
FUND                                     JUNE 30, 2006               JUNE 30, 2007                  JUNE 30, 2008
-------------------------------      -----------------------    -----------------------         -----------------------
Large-Cap Growth Fund                       $125,329                    $107,415                      $72,032
Large-Cap Value Fund                         113,839                      88,931                       45,850
Small-Cap Core Fund                          229,013                     209,958                       86,385

AFFILIATED BROKERAGE. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or a Fund. For fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. ("WBSC"), an affiliate of RSMC, as follows:

                                       FISCAL YEAR ENDED           FISCAL YEAR ENDED              FISCAL YEAR ENDED
FUND                                     JUNE 30, 2006               JUNE 30, 2007                  JUNE 30, 2008
-------------------------------      -----------------------    -----------------------         -----------------------
Large-Cap Growth Fund                       $125,329                    $107,415                      $72,032
Large-Cap Value Fund                         113,839                      88,931                       45,850
Small-Cap Core Fund                           79,798                      93,439                        8,731

For the fiscal year ended June 30, 2008, the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:

                                  PERCENTAGE OF COMMISSIONS        PERCENTAGE OF TRANSACTIONS
FUND                                    PAID TO WBSC                  EFFECTED THROUGH WBSC
----------------------------    ------------------------------    ------------------------------
Large-Cap Growth Fund                         100%                            100%
Large-Cap Value Fund                          100%                            100%
Small-Cap Core Fund                            48%                             50%

BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Fund or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with brokers with which it is under common control, that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser's own research (and the research of its affiliates) and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing equipment used to communicate research information and providing specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to Wilmington Brokerage Services Company ("WBSC"), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Trust's Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2008, the investment adviser and/or sub-adviser of each of the following Funds directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                                  INVESTMENT                         AMOUNT OF
                                  ADVISER/                         TRANSACTIONS         COMMISSIONS
FUND                              SUB-ADVISER         BROKER          DIRECTED             PAID
------------------------------    ----------------    ---------    ---------------    ----------------
LARGE-CAP GROWTH FUND             RSMC/WTIM           N/A               None               None

LARGE-CAP VALUE FUND              RSMC/WTIM           N/A               None               None

SMALL-CAP CORE FUND               RSMC/WTIM           N/A               None               None

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between a Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares, (except the Prime Money Market Fund and the U.S. Government Money Market Fund which issue Institutional Shares, Service Shares and Class W Shares and the Tax Exempt Money Market Fund which issues Institutional Shares and Class W Shares). The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid, (ii) Service Shares bear a shareholder service fee of 0.15% of the average net assets of the Service Shares as well as a Rule 12b-1 fee of 0.10% of the average daily net assets of the Service Shares of each Fund and (iii) Class W Shares bear a shareholder service fee of 0.15% of the average net assets of the Class W Shares.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of A Shares, Service Shares or Class W Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Money Market Fund, at 2:00 p.m. Eastern Time for the Prime Money Market and U.S. Government Money Market Funds, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the checkwriting service to redeem shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Fund shares automatically. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for service organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Fund and the U.S. Government Money Market Fund, the redemption of Fund shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern Time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding. See "Taxation of the Funds."

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Fund's securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Fund's securities based upon their amortized cost and the accompanying maintenance of each Fund's per share NAV of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Funds." In connection with the use of the amortized cost valuation technique, the Trust's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant NAV per share. Such procedures include a daily review of the funds' holdings to determine whether a Fund's NAV, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a NAV per share based upon available market quotations.

Should a Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the NAV returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The NAV per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Money Market Fund, and as of 2:00 p.m. and 5:00 p.m. Eastern time for the Prime Money Market Fund and U.S. Government Money Market Fund, on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

For the Bond Funds and the Equity Funds, the NAV per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PNC Global, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PNC Global are open for business.

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In valuing a Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from the Money Market Funds are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Money Market Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Dividends, if any, from the Equity Funds' net investment income are ordinarily declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Each Fund's dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of such Fund. A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see "Taxation of the Funds" below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

                              TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal

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Revenue Code of 1986, as amended (the "IRC"), applicable U.S. Treasury
Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan accounts, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to each shareholder of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN SUCH FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FSEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.

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The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 "was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income." Accordingly, while no Fund intends to invest in such securities, if a Fund does so invest, it intends to account for such transactions in a manner it deems to be appropriate. The IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized if such instruments are held in it.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

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

CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to distribute dividends to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these dividends may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, then they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign

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currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on

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any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

MUNICIPAL BONDS. Each of the Wilmington Tax-Exempt Money Market Fund and the Wilmington Municipal Bond Fund (each a "Municipal Fund") must have at least 50% of their total assets invested in tax-exempt or municipal bonds at the end of each calendar quarter so that dividends derived from their net interest income on tax-exempt or municipal bonds and so designated by the Municipal Funds will be "exempt-interest dividends," which are generally exempt from federal income tax when received by a shareholder. A portion of the distributions paid by the Municipal Funds may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). Exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax-exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." Any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax.

The tax-exempt portion of the dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by a Municipal Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by a Municipal Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of such Municipal Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

Shareholders of a Municipal Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by such Municipal Fund). The tax may be imposed on up to 50% of a recipient's social security or railroad retirement benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's social security or railroad

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retirement benefits, exceeds a base amount. In addition, up to 85% of a recipient's social security or railroad retirement benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's social security or railroad retirement benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of PFIC income will be taxable as ordinary income even though, absent application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the IRC's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, such Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. Foreign currency income or loss would also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends


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

actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by it will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the IRC as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders.
See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Except for exempt-interest dividends paid by a Municipal Fund, distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain. With respect to distributions from a Municipal Fund, since certain of its expenses attributable to earning tax-exempt income do not reduce its current earnings and profits, it is possible that distributions, if any, in excess of its net tax-exempt and taxable income will be treated as taxable dividends to the extent of its remaining earnings and profits (i.e., the amount of such expenses).

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to

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certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-US shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund capital gain dividends, and, with respect to taxable years of a Fund beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale

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and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income earned by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EACH SHAREHOLDER IS URGED AND ADVISED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              FINANCIAL STATEMENTS

Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2008, are set forth in the Funds' annual reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP therein. The annual reports are incorporated herein by reference.

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                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S.

dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"WD" - Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

                            LONG-TERM CREDIT RATINGS

MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         o        "Positive" means that a rating may be raised.

         o        "Negative" means that a rating may be lowered.

         o        "Stable" means that a rating is not likely to change.

         o        "Developing" means a rating may be raised or lowered.

FITCH

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.       INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.      PROXY VOTING DELEGATION

A.       From the Trust to RSMC and affiliated Investment Advisers:

                  1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

                  2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.       From RSMC to Wilmington Trust Company:

                  1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.       From RSMC to Sub-Advisers for the Multi-Manager International Fund:

                  1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

                  2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.     PROXY VOTING POLICIES AND PROCEDURES

A.       General Policy Statement:

                  1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

                  2. As new issues arise and trends develop, voting practices will be modified accordingly.

                  3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

                  4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

                  5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.       Additions to and Deviations from Proxy Voting Guidelines:

                  1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

                  2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.       Conflicts of Interest:

                  1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

                  2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

                  3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

                  4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.       Written Analysis:

                  1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

                  2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.      PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.       RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

                  1.       For election of directors;

                  2.       For appointment of auditors;

                  3.       For uncontested mergers;

                  4.       For proposals to establish a staggered board;

                  5. For proposals to require that directors can be removed only for cause;

                  6.       For proposals to increase authorized shares;

                  7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

                  8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

                  9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

                  10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

                  11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

                  12. As management recommends on proposals to eliminate or establish preemptive rights;

                  13. As management recommends on proposals to eliminate or establish cumulative voting;

                  14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

                  15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

                  16. Against shareholder proposals to require confidential voting;

                  17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

                  18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations;

                  19. Against shareholder proposals to limit "golden parachutes";

                  20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

                  21.      Against shareholder proposals to index options;

                  22.      Against shareholder proposals to expense options; and

                  23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940;

                  24. For proposals to allow mutual funds to put into effect new or amended sub-advisory agreements without shareholder approval being required; and

                  25. As management recommends on proposals regarding whether to use majority vote or the plurality system for the election of directors.


B.       RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

                  1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

                  2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

                  3. For shareholder proposals to exclude abstentions when tabulating votes;

                  4. Against proposals to establish a new class of common stock with magnified voting power;

                  5. Against proposals to eliminate shareholder action by written consent;

                  6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

                  7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

                  8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

                  9.       Against proposals to re-price options;

                  10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

                  11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

                  12.      With respect to mutual funds,

                           a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                           b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                           c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                           d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.       PROXY VOTING RECORD-KEEPING

A.       RSMC's Record-keeping Responsibilities under the Advisers Act:

                  In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

                  1. Copies of all proxy voting policies, procedures, and voting guidelines;

                  2. Copies of each proxy voting statement received regarding client securities;

                  3.       Records of each vote cast;

                  4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

                  5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

                  6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.       RSMC's Record-keeping Responsibilities under the Investment Company
         Act:

                  1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

--------------------------------------------------------------------------------
                     Name of the issuer of the Fund security
--------------------------------------------------------------------------------
                   Exchange ticker symbol of the FUND security
                            (if REASONABLY available)
--------------------------------------------------------------------------------
                       CUSIP number for the fund security
                            (if REASONABLY available)
--------------------------------------------------------------------------------
                            Shareholder meeting date
--------------------------------------------------------------------------------
                     Brief summary of EACH matter voted upon
--------------------------------------------------------------------------------
                Whether the matter was proposed by the issuer or
                              by a security holder
--------------------------------------------------------------------------------
               Whether RSMC VOTED THE Fund'S SHARES on the matter
--------------------------------------------------------------------------------
              How the vote was cast - "for," "against," "abstain,"
                  or "withheld" regarding election of directors
--------------------------------------------------------------------------------
                      Whether RSMC VOTED THE Fund's SHARES
                     WITH or against the issuer's management
--------------------------------------------------------------------------------

                  2. RSMC will also support and coordinate all reporting and disclosure requirements.

                  3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.      DISCLOSURE REQUIREMENTS

A.       Disclosure of Proxy Voting Policies, Procedures, and Records:

                  1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

                  2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

                  3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006, June 2006, and October 2006.

                                 WT MUTUAL FUND

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS.

(a)(i)(a) Amended and Restated Agreement and Declaration of Trust of WT Mutual Fund (the "Trust") filed as exhibit (a)(i) to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on June 10, 2002 ("PEA No. 17") and incorporated herein by reference.

(a)(i)(b) Amended Schedule A to Amended and Restated Agreement and Declaration of Trust of the Trust dated October 20, 2008 is filed herewith.

(a)(ii) Certificate of Trust dated June 1, 1994 filed as exhibit 23(a)(ii) to the Registrant's Registration Statement on Form N-1A filed with the SEC on July 25, 1994 and incorporated herein by reference.

(a)(iii) Certificate of Amendment to Certificate of Trust dated October 7, 1994 filed as exhibit 23(a)(iii) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the SEC on November 29, 1994 and incorporated herein by reference.

(a)(iv) Certificate of Amendment to Certificate of Trust dated October 20, 1998 filed as exhibit 23(a)(iv) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the SEC on August 12, 1999 ("PEA No. 8") and incorporated herein by reference.

(b)               Amended and Restated By-Laws dated March 9, 2006 filed as
                  exhibit 23(b) to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A filed with the SEC on August 29, 2008 ("PEA No. 45") and incorporated herein by reference.

(c) See Articles III, VII, and VIII of Registrant's Amended and Restated Agreement and Declaration of Trust filed as exhibit 23(c) to PEA No. 17 and incorporated herein by reference.

(d)(i)(a) Advisory Agreement between the Registrant and Rodney Square Management Corporation ("RSMC") dated July 1, 2005 filed as exhibit 23(d)(i)(a) to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A filed with the SEC on June 16, 2006 ("PEA No. 37") and incorporated herein by reference.

(d)(i)(b) Amended and Restated Schedules A and B dated October 20, 2008 to Advisory Agreement between the Registrant and RSMC are filed herewith.

(d)(ii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund (formerly, Wilmington International Strategic Allocation Fund), RSMC and Goldman Sachs Asset Management, L.P. ("GSAM") dated July 1, 2005 filed as exhibit 23(d)(iv) to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A filed with the SEC on July 1, 2005 ("PEA No. 31") and incorporated herein by reference.

(d)(iii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund (formerly, Wilmington International Strategic Allocation Fund), RSMC and Artio Global Management, LLC ("Artio") (formerly, Julius Baer Investment Management LLC) dated July 1, 2005 filed as exhibit 23(d)(v) to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed with the SEC on August 29, 2005 ("PEA No. 32") and incorporated herein by reference.

(d)(iv) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund (formerly, Wilmington Real Estate Strategic Allocation Fund), RSMC and AEW Management and Advisors, L. P. ("AEW") dated July 1, 2005 filed as exhibit 23(d)(vi) to PEA No. 32 and incorporated herein by reference.

(d)(v) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large Cap Strategic Allocation Fund), RSMC and Armstrong Shaw Associates, Inc. ("ASA") dated July 1, 2005 filed as exhibit 23(d)(viii) to PEA No. 32 and incorporated herein by reference.

(d)(vi) Interim Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and Montag & Caldwell, Inc. ("M&C") dated September 29, 2008 is filed herewith.

(d)(vii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and Robeco Investment Management ("Robeco") dated January 31, 2008 filed as exhibit 23(d)(vii) to PEA No. 45 and incorporated herein by reference.

(d)(viii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small Cap Strategic Allocation Fund), RSMC and Systematic Financial Management L.P. ("SFM") dated July 1, 2005 filed as exhibit 23(d)(xiv) to PEA No. 32 and incorporated herein by reference.

(d)(ix) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large Cap Strategic Allocation Fund), RSMC and First Quadrant, LP dated July 1, 2005 filed as exhibit 23(d)(xvi) to PEA No. 32 and incorporated herein by reference.

(d)(x)(a) Sub-Advisory Agreement among the Registrant, RSMC and Wilmington Trust Investment Management, LLC ("WTIM") dated July 1, 2005 filed as exhibit 23(d)(xxiv) to PEA No. 32 and incorporated herein by reference.

(d)(x)(b) Amended and Restated Schedule A to Sub-Advisory Agreement among the Registrant, RSMC and WTIM dated October 20, 2008 is filed herewith.

(d)(xi) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and Acadian Asset Management, Inc. ("Acadian") filed as exhibit 23(d)(xx) to PEA No. 37 and incorporated herein by reference.

(d)(xii)(a) Expense Limitation Agreement between the Trust and RSMC dated November 1, 2007 filed as exhibit 6(f) to the Registrant's Registration Statement on Form N-14 filed with the SEC on April 1, 2008 and incorporated herein by reference.

(d)(xii)(b) Amended Exhibit A dated October 20, 2008 to Expense Limitation Agreement between the Trust and RSMC is filed herewith.

(d)(xiii)(a)      Sub-Advisory Agreement among the Registrant, with respect to the Large Wilmington Multi-Manager Large-Cap Fund and
                  Wilmington Multi-Manager Small-Cap Fund, RSMC and WTIM, dated
                  December 4, 2006 filed as exhibit 23(d)(xxiv) to Post-Effective Amendment No. 43 to the Registrant's
                  Registration Statement on Form N-1A filed with the SEC on August 29, 2007 ("PEA No. 43") and incorporated herein by reference.

(d)(xiii)(b)      Amended Schedule C dated February 1, 2008 to Sub-Advisory
                  Agreement among the Registrant, with respect to the Wilmington
                  Multi-Manager Large-Cap Fund and Wilmington Multi-Manager
                  Small-Cap Fund, RSMC and WTIM filed as exhibit 23(d)(xiii)(b) to PEA No. 45 and incorporated herein by reference.

(d)(xiv) Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager International Fund, RSMC and Dimensional Fund Advisors, LP ("Dimensional") dated June 1, 2007 filed as exhibit 23(d)(xxv) to PEA No. 43 and incorporated herein by reference.

(d)(xv) Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager International Fund, RSMC and Parametric Portfolio Associates LLC ("PPA") dated July 2, 2007 filed as exhibit 23(d)(xxvi) to PEA No. 43 and incorporated herein by reference.

(d)(xvi) Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager International Fund, RSMC and Principal Global Advisors LLC ("Principal") dated July 2, 2007, filed as exhibit 23(d)(xxvii) to PEA No. 43 and incorporated herein by reference.

(d)(xvii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund, RSMC and ING Clarion Real Estate Securities L.P. ("ING CRES") dated April 21, 2008 filed as exhibit 23(d)(xvii) to PEA No. 45 and incorporated herein by reference.

(d)(xviii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund, RSMC and EII Realty Securities, Inc. ("EII") dated April 23, 2008 filed as exhibit 23(d)(xviii) to PEA No. 45 and incorporated herein by reference.

(d)(xix) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Multi-Manager Small-Cap Fund, RSMC and TAMRO Capital Partners LLC ("TAMRO") dated July 1, 2008 filed as exhibit 23(xix) to PEA No. 45 and incorporated herein by reference.

(e)(i)(a) Distribution Agreement between the Registrant and Professional Funds Distributor, LLC filed as exhibit 23(e)(i) to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A filed with the SEC on July 16, 2004 ("PEA No. 25") and incorporated herein by reference.

(e)(i)(b) Amended Exhibit A to Distribution Agreement between the Registrant and Professional Funds Distributor, LLC dated October 20, 2008 is filed herewith.

(e)(ii) Form of Broker-Dealer Agreement filed as exhibit 23(e)(ii) to PEA No. 25 and incorporated herein by reference.

(f) Amended and Restated Deferred Compensation Plan for Independent Trustees, filed as exhibit 23(f) to PEA No. 36 and incorporated herein by reference.

(g)(i) Custody Agreement between the Registrant and Wilmington Trust Company ("Wilmington Trust") filed as exhibit 23(g)(i) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 29, 2003 ("PEA No. 23") and incorporated herein by reference.

(g)(ii) Foreign Custody Agreement between the Trust and PFPC Trust Company filed as exhibit 23(g)(ii) to PEA No. 23 and incorporated herein by reference.

(g)(iii) Sub-Custody Agreement among the Registrant, Wilmington Trust and PFPC Trust Company filed as exhibit 23(g)(iii) to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 30, 2001 ("PEA No. 15") and incorporated herein by reference.

(h)(i)(a) Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. ("PNC Global") (formerly, PFPC Inc.) filed as exhibit 23(h)(i) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 31, 2000 ("PEA No. 12") and incorporated herein by reference.

(h)(i)(b) Amendment to Transfer Agency Agreement between the Registrant and PNC Global filed as exhibit 23(h)(i)(c) to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 25, 2002 ("PEA No. 19") and incorporated herein by reference.

(h)(i)(c) Amended Exhibit A to Transfer Agency Agreement with PNC Global dated October 20, 2008 is filed herewith.

(h)(ii)(a) Administration Agreement dated May 1, 2006 between the Registrant and RSMC filed as exhibit 23(h)(ii) to PEA No. 37 and incorporated herein by reference.

(h)(ii)(b) Amended Exhibit A to Administration Agreement dated October 20, 2008 is filed herewith.

(h)(iii) Shareholder Service Plan for Service Shares of the Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund and Class W Shares of Wilmington Prime Money Market Fund, and Wilmington U.S. Government Money Market Fund and Wilmington Tax-Exempt Money Market Fund filed as exhibit 23(v) to PEA No. 37 and incorporated herein by reference.

(h)(iv)(a) Sub-Administration and Accounting Services Agreement dated May 1, 2006 among the Trust RSMC and PNC Global filed as exhibit 23(vi) to PEA No. 37 and incorporated herein by reference.

(h)(iv)(b) Amended Exhibit A to Sub-Administration and Accounting Services Agreement dated October 20, 2008 is filed herewith.

(h)(v) Compliance Services Agreement dated May 1, 2006 between the Registrant and RSMC, filed as exhibit 23(vii) to PEA No. 37 and incorporated herein by reference.

(i)               Not applicable.

(j)               Consent of Ernst & Young is filed herewith.

(k)               Not applicable.

(l)               None.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 filed as exhibit 23(m) to PEA No. 42 and incorporated herein by reference.

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 filed as exhibit 23(n) to PEA No. 42 and incorporated herein by reference.

(o)               [RESERVED]

(p)(i) Code of Ethics of the Registrant filed as exhibit 23(p)(i) to PEA No. 32 and incorporated herein by reference.

(p)(ii) Code of Ethics of GSAM filed as exhibit 23(p)(iv) to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 26, 2007 ("PEA No. 44") and incorporated herein by reference.

(p)(iii) Code of Ethics of Artio filed as exhibit 23(p)(v) to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 27, 2006 ("PEA No. 41") and incorporated herein by reference.

(p)(iv) Code of Ethics of AEW filed as exhibit 23(p)(vi) to PEA No. 41 and incorporated herein by reference.

(p)(v)            Code of Ethics of PPA filed as exhibit 23(p)(viii) to PEA No.
                  41 and incorporated herein by reference.

(p)(vi) Code of Ethics of ASA filed as exhibit 23(p)(ix) to PEA No. 41 and incorporated herein by reference.

(p)(vii) Code of Ethics of M&C filed as exhibit 23(p)(x) to PEA No. 41 and incorporated herein by reference.

(p)(viii)         Code of Ethics of SFM filed as exhibit 23(p)(xiv) to PEA No.
                  42 and incorporated herein by reference.

(p)(ix)(a) Code of Ethics of RSMC filed as exhibit 23(p)(ix)(a) to PEA No. 45 and incorporated herein by reference.

(p)(ix)(b) Code of Ethics of RSMC fixed income division filed as exhibit 23(p)(ix)(b) to PEA No. 45 and incorporated herein by reference.

(p)(x) Code of Ethics of First Quadrant, L.P filed as exhibit 23(p)(xvi) to PEA No. 41 and incorporated herein by reference.

(p)(xi)           Code of Ethics of WTIM filed as exhibit 23(p)(xvii) to PEA No.
                  43 and incorporated herein by reference.

(p)(xii) Code of Ethics of Acadian filed as exhibit 23(p)(xix) to PEA No. 41 and incorporated herein by reference.

(p)(xiii) Code of Ethics of Robeco filed as exhibit 23(p)(xiii) to PEA No. 45 and incorporated herein by reference.

(p) (xiv)         Code of Ethics of Dimensional filed as exhibit 23(p)(xxi) to
                  PEA No. 43 and incorporated herein by reference.

(p) (xv) Code of Ethics of Principal filed as exhibit 23(p)(xxii) to PEA No. 43 and incorporated herein by reference.

(p) (xvi)         Code of Ethics of ING CRES filed as exhibit 23(p)(xvi) to PEA
                  No. 45 and incorporated herein by reference.

(p) (xvii)        Code of Ethics of EII filed as exhibit 23(p)(xvii) to PEA No.
                  45 and incorporated herein by reference.

(p) (xviii)       Code of Ethics of TAMRO filed as exhibit 23(p)(xviii) to PEA
                  No. 45 and incorporated herein by reference.

(q)(i)            Powers of Attorney for Robert H. Arnold, Eric Brucker, Ted T.
                  Cecala, Robert J. Christian, Nicholas A. Giordano, Louis Klein, Jr., Thomas Leonard, and Mark A. Sargent filed as exhibit 23(q)(i) to PEA No. 45 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

                  WILMINGTON TRUST CORPORATION AND SUBSIDIARIES

WILMINGTON TRUST CORPORATION
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB, WT Investments, Inc., Rodney Square Management Corporation, GTBA Holdings, Inc., and Wilmington Trust (UK) Limited
A Delaware corporation

Authorized capital stock consists of 50,000,000 shares of common stock, $1.00 par value, and 1,000,000 shares of preferred stock, $1.00 par value.

WILMINGTON TRUST COMPANY
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Delaware-chartered bank and trust company

Authorized capital consists of 5,000 shares of common stock, $100.00 par value.

WILMINGTON TRUST FSB
111 South Calvert Street, 26th Floor
Baltimore, Maryland 21202
Federal savings bank headquartered in Maryland

Authorized capital consists of 10,000,000 shares of common stock, $1.00 par value.

WILMINGTON TRUST OF PENNSYLVANIA
795 East Lancaster Avenue
Villanova, Pennsylvania
Commercial bank headquartered in Pennsylvania
A Pennsylvania-chartered bank and trust company

Authorized capital consists of (Class A) 2,000,000 shares of common stock, $10.00 par value, and (Class B) 75,000 shares, $10.00 par value.

WT INVESTMENTS, INC.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and an investment holding company A Delaware corporation

Authorized capital consists of 1,000 shares of capital stock, $.01 par value.

BRANDYWINE FINANCE CORPORATION
Rodney Square North
1100 North Market Street

Wilmington, Delaware
A subsidiary of Wilmington Trust Company which is a finance company A Delaware corporation

Authorized capital consists of 100 shares of common stock, no par value.

BRANDYWINE INSURANCE AGENCY, INC.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company
A Delaware corporation

Authorized capital consists of 10 shares of common stock, $100.00 par value.

WILMINGTON TRUST SP SERVICES, INC. (F/K/A DELAWARE CORPORATE MANAGEMENT, INC.) Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities. A Delaware corporation

Authorized capital consists of 3,000 shares of common stock, no par value.

WILMINGTON TRUST SP SERVICES (NEVADA), INC. (F/K/A NEVADA CORPORATE MANAGEMENT, INC.)
3993 Howard Hughes Parkway, Suite 300
Las Vegas, Nevada
A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities
A Nevada corporation

Authorized capital consists of 3,000 shares of common stock, no par value. 1,000 share are issued

RODNEY SQUARE MANAGEMENT CORPORATION
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and a registered investment adviser A Delaware corporation

Authorized capital consists of 100 shares of common stock, no par value.

WILMINGTON BROKERAGE SERVICES COMPANY
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment adviser
A Delaware corporation

Authorized capital consists of 100 shares of common stock, no par value.

100 WEST TENTH STREET CORPORATION
Rodney Square North
1100 North Market Street

Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation
A Delaware corporation

Authorized capital consists of 1,050 shares of common stock, no par value.

COMPTON REALTY CORPORATION
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a General Partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center A Delaware corporation

Authorized capital consists of 100 shares of common stock, no par value.

RODNEY SQUARE INVESTORS, L.P.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
98% owned by Wilmington Trust Company
2% owned by Compton Realty Corporation -
General Partner
Partnership that holds title to the Wilmington Trust Center A
Delaware limited partnership


SIOBAIN VI, LTD.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company
A Delaware corporation

Authorized capital consists of 100 shares of common stock, no par value

WILMINGTON TRUST SP SERVICES (NEW YORK), INC. (F/K/A WTC CORPORATE SERVICES,
INC.)
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services A Delaware corporation

Authorized capital consists of 100 shares of common stock, no par value.

WILMINGTON TRUST SP SERVICES (DELAWARE), INC. (F/K/A ORGANIZATION SERVICES,
INC.)
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Delaware holding companies and other Delaware entities
A Delaware corporation

Authorized capital consists of 1,000 shares of common stock, no par value. 80 shares are issued

SPECIAL SERVICES DELAWARE, INC.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust SP Services, Inc., a special purpose entity used to facilitate corporate transactions
A Delaware corporation

Authorized capital consists of 1,000 shares of common stock, $.01 par value.

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC (F/K/A BALENTINE & COMPANY, LLC) 3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325-2457
Owned by Wilmington Trust Corporation.
A registered investment adviser.
A Georgia limited liability company

Limited liability company interests - 100% to Wilmington Trust Corporation

GTBA HOLDINGS, INC.
Rodney Square North
1100 North Market Street
Wilmington, DE  19890
A subsidiary of Wilmington Trust Corporation that holds our interest in Grant Tani Barash & Altman, LLC
A Delaware company

Authorized capital consists of 1,000 shares of common stock, $.01 par value

GRANT TANI BARASH & ALTMAN, LLC
Rodney Square North
1100 North Market Street
Wilmington, DE  19890
A subsidiary of GTBA Holdings, Inc.
A registered investment adviser
A Delaware limited liability company

Limited liability company interests - 90% to WTC and 10% to GTBA, Inc.

GRANT, TANI, BARASH & ALTMAN MANAGEMENT, INC.
Rodney Square North
1100 North Market Street
Wilmington, DE  19890
A subsidiary of GTBA Holdings, Inc.
A management company that provides employees to Grant Tani Barash & Altman, LLC and a registered investment adviser
A Delaware corporation

Authorized capital consists of 1,000 shares of common stock, $.01 par value.

WTC CAMDEN, INC.
Rodney Square North
1100 North Market Street
Wilmington, DE  19890
A subsidiary of Wilmington Trust Company
A Delaware corporation

Authorized capital consists of 1,000 shares of common stock, $.01 par value.


WILMINGTON SP SERVICES (CALIFORNIA), INC. (FORMERLY CALIFORNIA CORPORATE MANAGEMENT, INC.)
10250 Constellation Boulevard, Suite 2800
Los Angeles, CA 90067-6882 A company that provides corporate services
A subsidiary of Wilmington Trust SP Services, Inc.
A California corporation

Authorized capital consists of 100 shares of common stock, no par value.

WILMINGTON TRUST SP SERVICES (VERMONT), INC.
30 Main Street, Suite 220
Burlington, VT  05401
A company that provides captive insurance management services
A subsidiary of Wilmington Trust SP Services, Inc.
A Vermont corporation

Authorized capital consists of 100 shares of common stock, no par value.


WILMINGTON TRUST SP SERVICES (SOUTH CAROLINA), INC. (F/K/A CHARLESTON CAPTIVE MANAGEMENT COMPANY)
145 King Street, Suite 102
Charleston, SC  29401
A company that provide captive insurance management services
A subsidiary of Wilmington Trust SP Services, Inc.
A South Carolina corporation

Authorized capital consists of 1,250 shares of common stock, no par value.

WILMINGTON FAMILY OFFICE, INC.
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
A company that provides family office services
[to be a registered investment adviser]
A subsidiary of GTBA Holdings, Inc.
A Delaware corporation

Authorized capital consists of 3,000 shares of common stock, $.01 par value.

WILMINGTON TRUST (CAYMAN), LTD.
4/F, Century Yard, Cricket Square
Hutchins Drive, G. T.
P.O. Box 32322
Georgetown, Grand Cayman, KY1-1209, Cayman Islands, British West Indies
A subsidiary of Wilmington Trust Corporation (as of February 12, 2008) that provides trust services
A Cayman Islands corporation

Share capital of the company is US$50,000 divided into 50,000 shares with a par value of US$1.00 each

WILMINGTON TRUST (UK) LIMITED
Tower 42
25 Old Broad Street
London

EC2N 1HQ
A subsidiary of Wilmington Trust Corporation Holding company
Incorporated under the laws of the United Kingdom

Authorized capital consists of 100 shares of common stock - 100 shares of common stock are issued and outstanding to Wilmington Trust Corporation par value (pound)1 per share

WILMINGTON TRUST SP SERVICES (LONDON) LIMITED (F/K/A SPV MANAGEMENT LIMITED) Tower 42, (Level 1)
International Financial Centre
25 Old Broad Street
London, EC2N 1HQ
A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services
Incorporated under the laws of the United Kingdom

Authorized capital consists of 250,000 shares of common stock 250,000 shares of common stock are issued and outstanding to Wilmington Trust (UK) Ltd. par value (pound)1 per share

SPV ADVISERS LIMITED
Tower 42, International Financial Centre
25 Old Broad Street
London, EC2N 1HQ
A subsidiary of Wilmington Trust (UK) Limited that serves as adviser to Wilmington Trust SP Services (London) Limited
Incorporated under the laws of the United Kingdom

Authorized share capital is (pound)100 divided into 100 ordinary shares par value (pound)1 each

SPV MANAGEMENT LIMITED (F/K/A WILMINGTON TRUST SP SERVICES (LONDON) LIMITED) (F/K/A LORD SPV LIMITED)
Tower 42, International Financial Centre
25 Old Broad Street
London, EC2N 1HQ
A subsidiary of Wilmington Trust SP Services (London) Limited
Incorporated under the laws of the United Kingdom

WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED (F/K/A SPV MANAGEMENT (DUBLIN) LIMITED)
1st Floor, 7 Exchange Place, IFSC, Dublin 1, Ireland
A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services Incorporated under the laws of Ireland

WILMINGTON TRUST SP SERVICES (CHANNEL ISLANDS) LIMITED (F/K/A SPV JERSEY
LIMITED)
Rathbone House
15 Esplanade
St. Helier
Jersey
JE1 1RB
A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services Incorporated under the laws of Jersey

Share capital of the company is(pound)10,000 divided into 10,000 shares par value(pound)1 each

WILMINGTON TRUST SP SERVICES (CAYMAN) LIMITED (F/K/A SPV CAYMAN LIMITED) 4/F, Century Yard Cricket Square, Hutchins Drive, G. T.
P.O. Box 32322, Georgetown, Grand Cayman, KY1-1209, Cayman Islands
A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services

Incorporated under the laws of the Cayman Islands

Share capital of the company is US$50,000 divided into 50,000 shares with a par value of US$1.00 each

BEDELL SPV MANAGEMENT (JERSEY) LIMITED
26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands
51% owned by Wilmington Trust SP Services (London) Limited
Provides nexus and other services
Incorporated under the laws of Jersey

WILMINGTON TRUST (LONDON) LIMITED
25 Old Broad Street, London EC2N 1HQ
A subsidiary of Wilmington Trust (UK) Limited
A company that provides trust services
Incorporated under the laws of the United Kingdom

The company's share capital is (pound)250,000 divided into 250,000 ordinary shares par value (pound)1 each

WILMINGTON TRUST SP SERVICES (FRANKFURT) GMBH (F/K/A MAINSEE 376 W GMBH) Steinweg 3
60313
Frankfurt am Main
A subsidiary of Wilmington Trust (UK) Limited
A company that provides that provides nexus and other services
Incorporated under the laws of Germany

The capital of the company is 25.000 EUROS

WILMINGTON TRUST CI HOLDINGS LIMITED
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary of Wilmington Trust Corporation
A holding company
Incorporated under the laws of the Cayman Islands

The capital of the company is US$50,000 divided into 50,000 shares of par value of $1.00

WILMINGTON TRUST CORPORATE SERVICES (CAYMAN) LIMITED
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary of Wilmington Trust CI Holdings Limited
A company that provides company administration services
Incorporated under the laws of the Cayman Islands

Authorized capital consists of 50,000 shares of common stock; 50,000 shares of common stock are issued and outstanding to Wilmington Trust Company

FLORENCE LIMITED
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited A company that provides administrative secretarial services
Incorporated under the laws of the Cayman Islands

The share capital of the company is CI$25,000 divided into 25,000 shares of a nominal or par value of CI$1

KENDALL CORPORATION LTD
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary Wilmington Trust Corporate Services (Cayman) Limited
A company that provides corporate directors
Incorporated under the laws of the Cayman Islands

The authorized capital of the company is US$50,000 divided into 50,000 shares of a par value of US$1.00 each.

SENTINEL CORPORATION
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited A company that provides administrative secretarial services
Incorporated under the laws of the Cayman Islands

The share capital of the company is CI$10,000 divided into 1,000 shares of a nominal or par value of CI$10 each

WOODRIDGE CORPORATION LTD
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited A company that provides that provides corporate directors
Incorporated under the laws of the Cayman Islands

The share capital of the company is CI$25,000 divided into 25,000 shares of a nominal or par value of CI$1 each

REDMOND LIMITED
4/F, Century Yard, Cricket Square, Hutchins Drive
George Town, Grand Cayman, British West Indies
A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited A company that provides administrative secretarial services
Incorporated under the laws of the Cayman Islands

The share capital of the company is CI$25,000 divided into 25,000 shares of a nominal or par value of CI$1 each

WILMINGTON TRUST CONDUIT SERVICES, LLC
Rodney Square North
1100 North Market Street
Wilmington, DE  19890
A subsidiary of WT Investments, Inc.
A company that provides collateral administration services for collateralized debt obligation, asset securitizations and commercial paper.
A Delaware limited liability company

Excalibur Equity Partners own 30.00 membership points and WT Investments, Inc. owns 70.00 membership points

WILMINGTON TRUST CONDUIT SERVICES PROPERTIES, LLC
Rodney Square North
1100 North Market
Wilmington, DE  19890
A subsidiary of Wilmington Trust Conduit Services, LLC (DE)
A company that holds the intellectual property of its parent company A Delaware limited liability company

Wilmington Trust Conduit Services, LLC is the single member of this LLC

WT COMMUNITY INVESTMENT, INC. (F/K/A WT FULFILLMENT CORPORATION, NAME CHANGE 9/17/07)
Rodney Square North
1100 North Market Street
Wilmington, DE  19890
A subsidiary of Wilmington Trust Company
A company that holds CRA Investments
A Delaware corporation

Authorized capital 1,000 shares of common stock par value $.01 each

WT LUXEMBOURG, S.A.R.L.
52 -54 Avenue du X Septembre
L - 2550 Luxembourg
A subsidiary of Wilmington Trust Corporation
A holding company
A Luxembourg corporation

Share capital 1.152.900 (1,152,900) EUR represented by 46.116 (46,116) shares with a par value of 25. EUR (25.00)

WILMINGTON TRUST SP SERVICES (LUXEMBOURG) S.A.
(F/K/A)AMACO (LUXEMBOURG) SA)
52- 54 Avenue du X Septembre L - 2550 Luxembourg
A subsidiary of WT Luxembourg, S.a.r.l.
A company that provides that provides nexus and other services
A Luxembourg corporation

Share capital 12.400 EUROS represented by 200 units with a par value of 62 EUROS each

WILMINGTON TRUST SP SERVICES (AMSTERDAM) B. V.
Incorporated 12/4/07
52-54 Avenue du X Septembre,
L-2550 Luxembourg
A subsidiary of WT Luxembourg S.a.r.l.
A company that provides nexus and other services
A Netherlands corporation
Authorized Capital: 90.000 ordinary shares, par value of 1(euro)euro each; Issued and Outstanding Capital: 18.000 ordinary shares; par value of 1(euro)euro

WILMINGTON TRUST RETIREMENT AND INSTITUTIONAL SERVICE COMPANY name change 8/7/8 for AST Capital Trust Company of Delaware
Phoenix Office - 2800 N Central Avenue, Suite 900, Phoenix, Arizona 85004 Phoenix Mail: P.O. Box 52129, Phoenix, AZ 85072-2129
Delaware Office - 2711 Centerville Road, Wilmington, DE 19808
A subsidiary of Wilmington Trust FSB
d/b/a The Advisory Trust Company of Delaware in New Castle County Delaware 8/7/8 A company that provides trust and retirement services
A Delaware trust company


WILMINGTON TRUST FIDUCIARY SERVICES COMPANY
-------------------------------------------
(Name change on 10/10/2008 for UBS Fiduciary Trust Company)
1200 Harbor Boulevard, 3rd Floor
Weehawken, NJ  07087
A subsidiary of Wilmington Trust Retirement and Institutional Services Company A company that provides trust and retirement services
A New Jersey trust company

AFFILIATES

1.       CRAMER ROSENTHAL MCGLYNN, LLC
         White Plains, New York
         A registered investment adviser
         (81.73% equity interest owned by WT Investments, Inc.)
         A Delaware limited liability company

2.       ROXBURY CAPITAL MANAGEMENT, LLC
         Santa Monica, California
         A registered investment adviser
         (100% preferred interests owned by WT Investments, Inc.
         30% revenue interest owned by WT Investments, Inc.
         41.23% equity interest owned by WT Investments, Inc.)
         A Delaware limited liability company

3.       CLEMENTE CAPITAL, INC.
         152 West  57th Street
         New York, New York 10017
         (24.9% equity interest owned by WT Investments, Inc.)
         A New York corporation

4.       CAMDEN PARTNERS HOLDINGS, LLC
         500 East Pratt Street
         Baltimore, MD  21202
         (25% equity interest owned by WT Investments, Inc.)
         (A registered investment adviser)
         A Delaware limited liability company

5.       CAMDEN PARTNERS PRIVATE EQUITY ADVISORS, LLC
         500 East Pratt Street
         Baltimore, MD  21202
         (100% owned by Camden Partners Holdings, LLC)
         (A registered investment adviser)
         A Delaware limited liability company

6.       CAMDEN PARTNERS EQUITY MANAGERS I, LLC
         500 East Pratt Street
         Baltimore, MD  21202
         (28.125% equity interest owned by WTC Camden, Inc.)
         (A registered investment adviser)
         A Delaware limited liability company

7.       THE INDEPENDENCE GROUP, LTD.
         ----------------------------
         c/o Global Captive Management Ltd.
         Genesis Building, Fifth Floor
         13 Genesis Close, P.O. Box 1363
         Grand Cayman, KY1 1108
         Cayman Islands
         Formation Date:  1/11/02 under the laws of Cayman Islands
         No. of Shares Authorized: 1,000 Shares of Common Stock par value US$1.00 and 1,000 Shares of Preferred Stock par value US$1.00. Units Issued to Wilmington Trust Corporation: 2
         (One Voting Common Share, par value US$1.00, at a purchase price of US$100; and
         One Non-Voting Redeemable Preferred Share, par value US$1.00, at a purchase price of US$24,900)

INACTIVE SUBSIDIARIES
Holiday Travel Agency, Inc. (shell - can be liquidated)

Siobain-VIII, Ltd. (shell -can be liquidated)

Siobain-X, Ltd (shell -can be liquidated)

Wilmington Capital Management, Inc. - VOID

WT Delaware Capital Corp. (shell -can be liquidated)

WTC Pennsylvania Corp. (formerly Siobain-IX, Ltd. - shell -can be liquidated)

WT Services of Delaware, Inc. (shell company - can be liquidated)

Brandywine Life Insurance Company, Inc. (shell - TO HOLD NAME- DO NOT DISSOLVE)

Charleston Captive Management, Inc. (shell - TO HOLD NAME - DO NOT DISSOLVE)

BLA Holdings, Corp. - Incorporation date: September 24, 1999, Principal office of the Corporation is: 160 Federal Street, Boston, MA 02110; Capitalization:
Common stock, $0.01 par value, 200,000 authorized for issuance, 100 shares issued and outstanding (BLA)

BDG&Co. - Partnership Agreement dated May 21, 1962; Amended & Restated Partnership Agreement dated September 28, 1999; Partners are BLA and BLA Holdings

ITEM 25. INDEMNIFICATION.

The Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and the Trust out of its assets may indemnify and hold harmless each trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Trust; provided that the trustees and officers of the Trust shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See
Article IX of the Agreement incorporated by reference as Exhibit 23(a)(i)(a) and
Article IX of the Trust's By-laws incorporated by reference as Exhibit 23(b)).

The Trust is party to an investment advisory agreement with RSMC. The investment advisory agreement with the Trust provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement, the adviser shall not be subject to liability to the Trust, any series of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust. Any liability of an adviser to any series of the Trust shall not automatically impart liability on the part of such adviser to any other series of the Trust. No series of the Trust shall be liable for the obligations of any other series of the Trust.

The Trust is also party to a sub-advisory agreement with each of GSAM, Artio, AEW, PPA, ASA, M&C, SFM, First Quadrant, WTIM, Acadian, Robeco, Dimensional, ING CRES, EII, TAMRO and Principal. Each of the foregoing sub-advisory agreements provides that the sub-adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or RSMC, provided, however, that such acts or omissions shall not have resulted from the sub-adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.

Indemnification of Professional Funds Distributor, LLC (the "Distributor"), the Trust's principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit 23(e)(i) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

Indemnification of PNC Global Investment Servicing (U.S.) Inc. ("PNC Global") in its capacity as sub-administrator and accounting agent against certain losses is provided for in Section 12 of the Sub-Administration and Accounting Services Agreement with PNC Global incorporated by reference as Exhibit 23(h)(vi) hereto. The Trust, on behalf of each series of the Trust, agrees to indemnify and hold harmless PNC Global, its affiliates and its authorized agents from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which PNC Global, its affiliates or its authorized agents take (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon oral instructions or written instructions. Neither PNC Global, nor any of its affiliates or agents, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PNC Global's or its affiliates' or its agents' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Sub-Administration and Accounting Services Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)      Rodney Square Management Corporation

         The directors and officers of RSMC are provided on RSMC's most recently filed Schedule A of Form ADV (IARD No. 105163; SEC File No. 801-22071), which is incorporated herein by reference. The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii)     Wilmington Trust Investment Management, LLC

         The directors and officers of WTIM are provided on WTIM's most recently filed Schedule A of Form ADV (IARD No. 19369; SEC File No. 801-41081), which is incorporated herein by reference. The only employment of a substantial nature of each of WTIM's members of its board of managers and officers is with WTIM and its affiliated companies.

(iii)    AEW Management and Advisors, L.P.

         The directors and officers of AEW are provided on AEW's most recently filed Schedule A of Form ADV (IARD No. 108633; SEC File No. 801-53421), which is incorporated herein by reference. The only employment of a substantial nature of each of AEW's directors and officers is with AEW.

(v)      Goldman Sachs Asset Management, L.P.

         The directors and officers of GSAM are provided on GSAM's most recently filed Schedule A of Form ADV (IARD No. 107738; SEC File No. 801-37591), which is incorporated herein by reference. Set forth below are the names and businesses of certain managing directors of GSAM L.P. who are engaged in any other business, profession, vocation or employment of a substantial nature.

          NAME                          POSITION WITH SUB-ADVISER              OTHER AFFILIATIONS
          John S. Weinberg              Managing Director - GSAM               Vice Chairman, The Goldman Sachs Group, Inc.;
                                                                               Managing Director, Goldman, Sachs & Co.
          Lloyd C. Blankfein            Managing Director - GSAM               Chairman, Chief Executive Officer and
                                                                               Director, The Goldman Sachs Group, Inc.;
                                                                               Managing Director, Goldman, Sachs & Co.

(vi)     Artio Global Management LLC (formerly Julius Baer Investment management
         LLC)

         The directors and officers of Artio are provided on Artio's most recently filed Schedule A of Form ADV (IARD No. 106863; SEC File No. 801-18766), which is incorporated herein by reference. The only employment of a substantial nature of each of Artio's directors and officers is with Artio and its affiliated companies.

(vii)    Parametric Portfolio Associates

         PPA is a majority-owned subsidiary of Eaton Vance Corp. The directors and officers of PPA are set forth below.

         NAME                           POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
         ----                           --------------------------            ------------------
         Andrew Abramsky                Chief Operating Officer, Manager      None

         NAME                           POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
         ----                           --------------------------            ------------------
         Brian Langstraat               Chief Executive Officer, Manager      None
                                        and Secretary
         David M. Stein                 Chief Investment Officer              None
         Aaron Singleton                Chief Financial Officer, Treasurer    None
         Joel Marcus                    Chief Compliance Officer              None
         Thomas Faust                   Manager                               Eaton Vance Corp., Chairman, CEO
                                                                              and President

(viii)   Armstrong Shaw Associates, Inc.

         The directors and officers of ASA are provided on ASA's most recently filed Schedule A of Form ADV (IARD No. 107957; SEC File No. 801-20597), which is incorporated herein by reference. The only employment of a substantial nature of each of ASA's directors and officers is with ASA.

(ix)     Montag & Caldwell, Inc.

         The directors and officers of M&C are provided on M&C's most recently filed Schedule A of Form ADV (IARD No. 104841; SEC File No. 801-15398), which is incorporated herein by reference. The only employment of a substantial nature of each of Montag & Caldwell's directors and officers is with M&C, except for Thomas Leavitt. Thomas Leavitt is the head of Institutional Sales with Fortis Investments, which is an affiliate of M&C.

(xi)     Systematic Financial Management L.P.

         The directors and officers of SFM are provided on SFM's most recently filed Schedule A of Form ADV (IARD No. 106146; SEC File No. 801-48908), which is incorporated herein by reference. The only employment of a substantial nature of each of SFM's partners and officers is with SFM.

(xii)    First Quadrant L.P.

         First Quadrant, L.P. currently serves as general partner and investment adviser for three unregistered funds organized as a Delaware limited partnerships, and as investment adviser for five unregistered offshore funds. AMG, First Quadrant's general partner, holds an equity interest in 26 other affiliates. First Quadrant's only business relationship with any of these affiliates is with Managers Investment Group LLC ("MIG"), and Affiliated Managers Group PTY Ltd. ("AMG Pty Ltd."). With respect to MIG, First Quadrant serves as sub-adviser to a series of mutual funds advised by MIG and is party to an investment adviser servicing agreement and sub-advisory marketing agreement with MIG. With respect to AMG Pty Ltd., First Quadrant is party to a client service/marketing agreement with AMG Pty Ltd.

          NAME                          POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
          ----                          -------------------------             ------------------
          Ronnie M. Darnell             Chief Investment Officer and          None
                                        Limited Partner
          Curtis J. Ketterer            Chief Operating Officer and Limited   None
                                        Partner
          Christopher G. Luck           Director of Equity Portfolio          None
                                        Management and Limited Partner
          Timothy S. Meckel             Director of Client Service and        None
                                        Limited Partner
          Kent C. Roberts II            Director of Marketing and Limited     None
                                        Partner
          Joel L. Brouwer               Director - Chief Financial Officer    None
          Kenneth J. Ferguson           Co-Director of Global Macro and       None
                                        Limited Partner
          Steven B. Richey              Director of Trading and Global        None
                                        Option Strategies and Limited
                                        Partner
          Dori S. Levanoni              Co-Director of Global Macro and       None
                                        Limited Partner

          NAME                          POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
          ----                          -------------------------             ------------------
          Jia Ye                        Chief Investment Strategist and       None
                                        Limited Partner
          Kenneth R. Funk               Director - Chief Compliance Officer   None

 (xiv)   Acadian Asset Management LLC

         Acadian Asset Management LLC is an investment adviser registered with the United States Securities and Exchange Commission. ((IARD No. 106609; SEC File No. 801-28078). Acadian's principal business address is One Post Office Square, Boston, Massachusetts 02109. Acadian's Board of Managers is comprised of thirteen individuals. Of these thirteen individuals, eight are employed by Acadian and have no substantial business activities outside of their employment with Acadian. The remaining five members of the Board of Managers are employed with Acadian's parent company, Old Mutual Asset Managers (US) LLC, and have substantial business activities outside their relationship with Acadian.

          NAME AND POSITION             NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
          -----------------             ---------------------                  -----------------------------
          WITH INVESTMENT ADVISER
          -----------------------
          Linda Gibson, Member of       Old Mutual (US) Holdings Inc. (a         EVP, Secretary and General Counsel -
          Board of Managers             holding company); Larch Lane             Old Mutual US Holdings Inc.; Board
                                        Advisors, LLC (an investment Member -
                                        all others listed advisor); 2100 Capital
                                        Group LLC (an investment adviser); Old
                                        Mutual Asset Management Trust Company
                                        (a trust company)

          Thomas Turpin, Member of      Old Mutual (US) Holdings Inc.; Old       EVP and Chief Operating Officer - Old
          Board of Managers             Mutual Funds III (a registered           Mutual (US) Holdings Inc.; Chairman and
                                        investment company); Old Mutual          Director - Liberty Ridge Capital, Inc.;
                                        Capital, Inc. (an investment             Board Member - all others listed
                                        adviser); Old Mutual Group Limited
                                        (a holding company); Old Mutual
                                        Asset Managers (Bermuda) Ltd. (an
                                        investment adviser); Old Mutual
                                        Group Services Limited (a financial
                                        services company); Liberty Ridge
                                        Capital, Inc. (an investment
                                        adviser); Larch Lane Advisors, LLC;
                                        Provident Investment Counsel, Inc. (an
                                        investment adviser); Ashfield Capital
                                        Partners, LLC (an investment adviser);
                                        Old Mutual Funds II (a registered
                                        investment company); Old Mutual
                                        Insurance Series Fund (a registered
                                        investment company); Old Mutual Asset
                                        Managers (UK) Ltd. (an investment
                                        adviser); Analytic Investors, LLC (an
                                        investment adviser); Copper Rock Capital
                                        Partners, LLC (an investment adviser);
                                        Old Mutual Asset Management Trust
                                        Company; 2100 Capital Group LLC; Rogge
                                        Global Partners plc (an investment
                                        adviser); Investment Counselors of
                                        Maryland, LLC (an investment adviser);
                                        LML Holdings, Inc. (a holding company
                                        for Lincluden-affiliated financial
                                        services firms)

          NAME AND POSITION             NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
          -----------------             ---------------------                  -----------------------------
          WITH INVESTMENT ADVISER
          -----------------------
          Stephen Clarke, Member of     Old Mutual (US) Holdings Inc.;         SVP, Relationship Manager - Old Mutual
          Board of Managers             Lincluden Management Limited (an       (US) Holdings Inc.; Board Member -
                                        investment advisor)                    Lincluden Management Limited

          John Grady, Member of Board   Old Mutual (US) Holdings Inc.          EVP, Strategy and Business Development
          of Managers
          Kathryn Horgan, Member of     Old Mutual (US) Holdings Inc.          EVP, Director of Human Resources
          Board of Managers

          The sole business activity of Robeco Investment Management, Inc. ("RIM"), 909 Third Avenue, New York 10022, is to serve as an investment adviser. RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

          RIM is registered under the Investment Advisers Act oof 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of Robeco Investment Management, Inc. is as follows:

         Name and Position with RIM               Other Company               Position With Other
                                                                              Company

         William J. Kelly                         Charles River Arc            Board Member
         Senior Managing Director,
         Chairman

         Mark E. Donovan                          St. Sebastian School         Trustee
         Senior Managing Director,
         Co-Chief Executive Officer

         Joseph F. Feeney, Jr.                    None                         None
         Senior Managing Director,
         Co-Chief Executive Officer

         William George Butterly, III             None                         None
         Senior Managing Director,  Chief
         Operating Officer, General
         Counsel, Chief Compliance Officer
         & Secretary

         Matthew J. Davis                         None                         None
         Senior Managing Director,
         Treasurer & Chief Financial
         Officer

         Paul D. Heathwood                        None                         None
         Senior Managing Director

         George Moeller                           None                         None
         Director

         Franciscus L. Kusse                      None                         None
         Director

         Cornelis Korthout                        None                         None
         Director

         Leni M. Boeren                           None                         None
         Director


(xvi)    Dimensional Fund Advisors LP

         The partners and officers of Dimensional Fund Advisors LP ("Dimensional") are provided on Dimensional's most recently filed Form ADV (IARD No. 106482, SEC File No. 801-16283), which is incorporated herein by reference. The only business or employment of a substantial nature of each of Dimensional's partners and officers is with Dimensional and its affiliated companies.

(xvii)   ING Clarion Real Estate Securities LP.

         The directors and officers of ING Clarion Real Estate Securities are provided on the firm's most recently filed Schedule A of Form ADV (IARD No. 106256; SEC File No. 801-49083), which is incorporated herein by reference. The only employment of a substantial nature of each of the firm's partners and officers is with ING Clarion Real Estate Securities.

(xviii)  EII Realty Securities Inc.

         EII Realty Securities, Inc (a wholly owned subsidiary of European Investors Incorporated or abbreviated ("EII"))

         The directors and officers of EII are provided on EII's most recently filed Schedule A of Form ADV (IARD No. 106687; SEC File No. 801-44099), which is incorporated herein by reference. The only employment of a substantial nature of each of EII's directors and officers is with EII.

(xix)    TAMRO Capital Partners LLC.

         TAMRO Capital Partners LLC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The principal business address of TAMRO is 1660 Duke Street, Suite 200 - Alexandria, VA 22314. The officers of TAMRO Capital Partners are provided on TAMRO's most recently filed Schedule A of Form ADV (IARD No. 144764; SEC File No. 801-68235), which is incorporated herein by reference. The only employment of a substantial nature of each of TAMRO's officers is with TAMRO.

(xx)      Principal Global Investors, LLC

          The partners and officers of Principal Global Investors, LLC ("PGI") are provided on PGI's most recently filed Form ADV (IARD No. 109002, SEC File No. 801-55959), which is incorporated herein by reference. The only business or employment of a substantial nature of each of PGI's partners and officers is with PGI and its affiliated companies.


ITEM 27. PRINCIPAL UNDERWRITER.

(a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies:

         Allegiant Funds
         Allegiant Advantage Fund
         EIP Growth & Income Fund
         SPARX Asia Funds
         The Roxbury Funds

         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of Financial Industry Regulatory Authority ("FINRA"). Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

        NAME                    POSITION              POSITION WITH THE FUND
        ----                    --------              ----------------------
        Philip H. Rinnander     President & Owner     None
        Barbara A. Rice         Vice President        None
        Jennifer DiValerio      Vice President        None

(c)      Not applicable.

ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records are maintained by the Trust, or on its behalf by RSMC, 1100 N. Market Street, Wilmington, DE 19890; WTIM, 3455 Peachtree Road, Suite 2000, Atlanta, GA 30326; and the Trust's sub-administrator, transfer agent, dividend-paying agent and accounting services agent, PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Trust furnishes the following undertaking:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware on the 28th day of October 2008.

                                                  WT MUTUAL FUND

                                                  By:  /s/ John J. Kelley
                                                       ----------------------
                                                       John J. Kelley, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ ROBERT H. ARNOLD*            Trustee                        October 28, 2008
-------------------------
Robert H. Arnold

/S/ ERIC BRUCKER*                Trustee                        October 28, 2008
-------------------------
Eric Brucker

/S/ TED T. CECALA *              Trustee                        October 28, 2008
-------------------------
Ted T. Cecala

/S/ ROBERT J. CHRISTIAN*         Trustee                        October 28, 2008
-------------------------
Robert J. Christian

/S/ NICHOLAS A. GIORDANO*        Chairman of the Board          October 28, 2008
-------------------------        and Trustee
Nicholas A. Giordano

/s/ John J. Kelley
-------------------------        President and Chief            October 28, 2008
John J. Kelley                   Executive Officer

/S/ LOUIS KLEIN, JR.*            Trustee                        October 28, 2008
-------------------------
Louis Klein, Jr.

/S/ THOMAS A. LEONARD*           Trustee                        October 28, 2008
-------------------------
Thomas A. Leonard

/s/ John C. McDonnell            Vice President and
--------------------------       Treasurer (Chief               October 28, 2008
John C. McDonnell                Financial Officer)

/S/ MARK SARGENT*                Trustee                        October 28, 2008
-------------------------
Mark Sargent

* By  /s/ John J. Kelley
      -------------------
      John J. Kelley
      Attorney-in-Fact

                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION

23(a)(i)(b)       Amended Schedule A to Amended and Restated Agreement and
                  Declaration of Trust of the Trust.

23(d)(i)(b)       Amended and Restated Schedules A and B to Advisory Agreement
                  between the Registrant and RSMC.

23(d)(x)(b)       Amended and Restated Schedule A to Sub-Advisory Agreement
                  among the Registrant, RSMC and WTIM.

23(d)(xii)(b)     Amended Exhibit A to Expense Limitation Agreement between the
                  Trust and RSMC.

23(d)(vi)         Interim Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and M&C.

23(e)(i)(b)       Amended Exhibit A to Distribution Agreement between the
                  Registrant and Professional Funds Distributor, LLC.

23(h)(i)(c)       Amended Exhibit A to Transfer Agency Agreement with PNC
                  Global.

23(h)(ii)(b)      Amended Exhibit A to Administration Agreement.

23(h)(iv)(b)      Amended Exhibit A to Sub-Administration and Accounting
                  Services Agreement.

23(j)             Consent of Ernst & Young.